TABLE OF CONTENTS

AIM Variable Insurance Funds, Inc.
  AIM V.I. Aggressive Growth Fund...........................................   1
  AIM V.I. Balanced Fund....................................................  13
  AIM V.I. Blue Chip Fund...................................................  29
  AIM V.I. Capital Appreciation Fund........................................  37
  AIM V.I. Capital Development Fund.........................................  50
  AIM V.I. Dent Demographic Trends Fund.....................................  63
  AIM V.I. Diversified Income Fund..........................................  71
  AIM V.I. Global Growth and Income Fund....................................  86
  AIM V.I. Global Utilities Fund............................................  97
  AIM V.I. Government Securities Fund....................................... 109
  AIM V.I. Growth Fund...................................................... 119
  AIM V.I. Growth and Income Fund........................................... 130
  AIM V.I. High Yield Fund.................................................. 141
  AIM V.I. International Equity Fund........................................ 151
  AIM V.I. Money Market Fund................................................ 163
  AIM V.I. Telecommunications Fund.......................................... 171
  AIM V.I. Value Fund....................................................... 182

The Managers' Overview

AIM V.I. AGGRESSIVE GROWTH FUND ENDS YEAR ON HIGH NOTE

A roundtable discussion with the fund management team for AIM V.I. Aggressive
Growth Fund about the fiscal year ended December 31, 1999.

Q. HOW DID AIM V.I. AGGRESSIVE                the year up a stunning 85.59%. If the      and computer software and services have
GROWTH FUND PERFORM DURING 1999?              current economic expansion lasts           performed well, and the portfolio has
A. 1999, the fund's first complete year of    through the early months of 2000, it will  quite a bit of exposure to all three, as
operation, was much kinder than 1998,         become the longest expansion period in     shown in our Top 10 Industries list.
the year in which the fund opened. For        U.S. history.                              Emulex, the fund's largest equity holding
the year ended December 31, 1999, AIM                                                    designs connectivity products for business
V.I. Aggressive Growth Fund returned          Q. HOW WAS THE FUND STRUCTURED             networks, including network-access servers
44.67%, outperforming the Russell 2000        AT THE CLOSE OF THE YEAR?                  and printer servers. Other technology
Index (which returned 43.09%) and the         A. At the end of 1999, technology stocks   holdings that helped the fund's 1999
Lipper Small Cap Fund Index (which            composed about 47% of the fund's holdings  performance are Harmonic (which designs
returned 41.54%).                             (up from 36% at June 30, 1999); consumer   and builds fiber-optic transmission
                                              cyclicals (such as auto parts,             equipment for cable, satellite and
Q. WHAT WERE THE MAJOR TRENDS IN              publishing and textiles) accounted for     wireless networks) and Check Point
THE FINANCIAL MARKETS DURING THE              just over 12%, down from 18% in June;      Software Technologies (which makes
REPORTING PERIOD?                             and consumer staples (such as broad-       firewalls--software applications that
A. Early in the year, a technology sell-off   casting, restaurants and food              safeguard corporate networks from
affected the portfolio because of our         retailers) made up a little more than 8%,  unauthorized intrusion).
significant tech holdings. But the markets    down from just over 10% six months ago.
rebounded when first-quarter earnings                                                    Q. WHAT OTHER FACTORS CONTRIBUTED
came in quite strong.                         Q. HOW DID THE PORTFOLIO'S                 TO THE FUND'S GAINS?
    In May, the Fed hinted that it might      TECHNOLOGY STOCKS PERFORM?                 A. Even in other sectors, technology-
raise interest rates, and in June it did so,  A. Technology was the big winner for       related stocks helped the fund's
raising the federal funds rate to 5% and      most of 1999. Industries such as semi-     performance. Our semiconductor
announcing its shift to a neutral bias.       conductors, communications equipment       holdings, approximately 10% of
That announcement sparked a "relief                                                      the portfolio, have
rally" in the markets. The technology-
oriented Nasdaq, which had languished        PORTFOLIO COMPOSITION
for the past few months, began its           As of 12/31/99, based on total net assets
upward trek.
    Late August and most of September        TOP 10 EQUITY HOLDINGS                    TOP 10 INDUSTRIES
saw a pretty severe sell-off as investors
fretted about the trade deficit, the dollar    1. Emulex Corp.                  1.88%   1. Computers (Software & Services)   11.79%
and the possibility of higher interest rates   2. Applied Micro Circuits Corp.  1.76    2. Electronics (Semiconductors)      10.03
when the Federal Reserve Board switched        3. SDL, Inc.                     1.76    3. Communications Equipment           6.71
gears and adopted a "tightening bias."         4. Harmonic, Inc.                1.70    4. Electrical Equipment               5.59
Despite persistent inflation fears, the U.S.   5. Check Point Software          1.61    5. Computers (Networking)             4.51
economy continued to experience a near-           Technologies Ltd. (Israel)            6. Computers (Peripherals)            4.29
record level of consumer confidence.           6. Alpha Industries, Inc.        1.44    7. Retail (Specialty Apparel)         4.20
    Markets reached a fever pitch by the       7. Cree Research, Inc.           1.43    8. Services (Data Processing)         3.96
end of 1999; driven by some leading            8. Microchip Technology, Inc.    1.42    9. Equipment (Semiconductor)          3.13
technology stocks, the Nasdaq finished         9. Concord EFS, Inc.             1.40   10. Retail (Specialty)                 2.54
                                              10. QLogic Corp.                  1.38
                                              The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.

                        AIM V.I. AGGRESSIVE GROWTH FUND                       1

                                                                                        [GRAPH APPEARS HERE]
almost all appreciated during the fiscal            RESULTS OF A $10,000 INVESTMENT
year. One such company is Applied Micro             -------------------------------
Circuits, which designs circuits to                 5/1/98 - 12/31/99
transmit large volumes of complex data
at high speeds; we increased our holding            AVERAGE ANNUAL TOTAL RETURNS
in Applied Micro Circuits during the                As of 12/31/99
fiscal year. Another semiconductor stock            Inception (5/1/98)    24.07%
the fund owns is SDL, which makes                   1 Year                44.67%
semiconductor laser-pump modules for
companies that operate fiber-optic,                                                  LIPPER SMALL     RUSSELL    AIM V.I.
cable-TV and satellite communication                                                   CAP FUND        2000     AGGRESSIVE
networks; our holding in SDL increased                (In thousands)                    INDEX         INDEX     GROWTH FUND
during 1999 as well.                                                                  -------------------------------------
                                                              5/1/98                    10,000        10,000      10,000
Q. WHAT IS YOUR OUTLOOK FOR THE NEW YEAR?                       6/98                     9,700         9,481       9,565
A. The climate appears favorable for                            9/98                     8,090         7,571       7,283
stocks, particularly for small-cap issues.                     12/98                     9,906         8,806       9,006
The economy is growing at a healthy pace                        3/99                     9,443         8,328       8,713
and corporate profits are solid,                                6/99                    10,700         9,624       9,955
especially for smaller companies. Perhaps                       9/99                    11,062         9,015      10,135
most significant has been the improvement                      12/99                    14,331        10,678      14,515
in the performance of small-cap stocks.
We remain optimistic about the long-term            -------------------
prospects for these stocks because of their         Source: Lipper, Inc.
attractive valuations and the positive              Past performance cannot guarantee comparable future results.
earnings-growth projections of smaller companies.
    We will strive to select the stocks of          MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN
smaller companies with outstanding growth           INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE
prospects for inclusion in the fund's portfolio.    SHOWN.

                                                    The performance figures shown here, which represent AIM V.I. Aggressive
                                                    Growth Fund, are not intended to reflect actual annuity values, and they do not reflect charges at the separate-account level which (if applied) would lower them. AIM V.I. Aggressive Growth Fund's performance figures are historical, and they reflect changes in net asset value and the reinvestment of distributions. The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. Had fees and expenses not been waived during the reporting period, returns would have been lower.
                                                          The unmanaged Lipper Small Cap Fund Index represents an average of the performance of the 30 largest small-capitalization growth funds tracked by
                                                    Lipper, Inc., an independent mutual fund performance monitor. The unmanaged
                                                    National Association of Securities Dealers Automated Quotation System Composite
                                                    Index (the Nasdaq) is a group of more than 5,000 over-the-counter securities representing the small and mid-sized company universe. The unmanaged Russell
                                                    2000 Stock Index is generally considered representative of the performance of the stocks of small-capitalization companies. Data for the indexes are for the period 4/30/98-12/31/99.
                                                          Investing in smaller companies may involve greater risk and potential reward than investing in more established companies.
                                                          An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends.

2                        AIM V.I. AGGRESSIVE GROWTH FUND

SCHEDULE OF INVESTMENTS

December 31, 1999

                                                             MARKET
                                                   SHARES    VALUE
COMMON STOCKS AND OTHER EQUITY

INTERESTS - 88.57%

AIR FREIGHT - 0.55%

Eagle USA Airfreight, Inc.(a)                        1,000 $   43,125
---------------------------------------------------------------------
Expeditors International of Washington, Inc.         1,200     52,575
---------------------------------------------------------------------
                                                               95,700
---------------------------------------------------------------------

AIRLINES - 0.41%

Ryanair Holdings PLC -  ADR (Ireland)(a)             1,300     71,662
---------------------------------------------------------------------

AUTO PARTS & EQUIPMENT - 0.86%

Gentex Corp.(a)                                      3,500     97,125
---------------------------------------------------------------------
Meritor Automotive, Inc.                             1,700     32,937
---------------------------------------------------------------------
Tower Automotive, Inc.(a)                            1,200     18,525
---------------------------------------------------------------------
                                                              148,587
---------------------------------------------------------------------

BANKS (REGIONAL) - 1.01%

Bank United Corp. - Class A                          1,300     35,425
---------------------------------------------------------------------
First Republic Bank(a)                               1,400     32,900
---------------------------------------------------------------------
Southwest Bancorporation of Texas, Inc.(a)           3,300     65,381
---------------------------------------------------------------------
Trustmark Corp.                                      1,900     41,058
---------------------------------------------------------------------
                                                              174,764
---------------------------------------------------------------------

BEVERAGES (ALCOHOLIC) - 0.15%

Canandaigua Brands, Inc. - (Class A(a)                 500     25,500
---------------------------------------------------------------------

BIOTECHNOLOGY - 0.77%

PE Corp. - Celera Genomics Group(a)                    900    134,100
---------------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE) - 1.17%

Hispanic Broadcasting Corp.(a)                       1,000     92,219
---------------------------------------------------------------------
Radio One, Inc.(a)                                   1,200    110,400
---------------------------------------------------------------------
                                                              202,619
---------------------------------------------------------------------

BUILDING MATERIALS - 0.58%

Elcor Corp.                                          2,150     64,769
---------------------------------------------------------------------
Simpson Manufacturing Co., Inc.(a)                     800     35,000
---------------------------------------------------------------------
                                                               99,769
---------------------------------------------------------------------

CHEMICALS (SPECIALTY) - 0.71%

Cambrex Corp.                                        1,400     48,212
---------------------------------------------------------------------
OM Group, Inc.                                       2,200     75,762
---------------------------------------------------------------------
                                                              123,974
---------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT - 6.71%

Ancor Communications, Inc.(a)                          800     54,300
---------------------------------------------------------------------
ANTEC Corp.(a)                                         800     29,200
---------------------------------------------------------------------
Comverse Technology, Inc.(a)                           850    123,037
---------------------------------------------------------------------
Dycom Industries, Inc.(a)                            1,200     52,875
---------------------------------------------------------------------

                                                               MARKET
                                                     SHARES    VALUE

COMMUNICATIONS EQUIPMENT - CONTINUED

Finisar Corp.(a)                                       1,700 $  152,787
-----------------------------------------------------------------------
Harmonic, Inc.(a)                                      3,100    294,306
-----------------------------------------------------------------------
MasTec, Inc.(a)                                        2,142     95,319
-----------------------------------------------------------------------
Polycom, Inc.(a)                                       2,800    178,325
-----------------------------------------------------------------------
Proxim, Inc.(a)                                        1,100    121,000
-----------------------------------------------------------------------
Sycamore Networks, Inc.(a)                               200     61,600
-----------------------------------------------------------------------
                                                              1,162,749
-----------------------------------------------------------------------

COMPUTERS (HARDWARE) - 2.02%

National Instruments Corp.(a)                          4,350    166,387
-----------------------------------------------------------------------
pcOrder.com, Inc.(a)                                     800     40,800
-----------------------------------------------------------------------
Visual Networks, Inc.(a)                               1,800    142,650
-----------------------------------------------------------------------
                                                                349,837
-----------------------------------------------------------------------

COMPUTERS (NETWORKING) - 4.51%

Cabletron Systems, Inc.(a)                             5,000    130,000
-----------------------------------------------------------------------
Emulex Corp.(a)                                        2,900    326,250
-----------------------------------------------------------------------
Foundry Networks, Inc.(a)                                200     60,337
-----------------------------------------------------------------------
Gadzoox Networks, Inc.(a)                              1,700     74,056
-----------------------------------------------------------------------
VeriSign, Inc.(a)                                      1,000    190,937
-----------------------------------------------------------------------
                                                                781,580
-----------------------------------------------------------------------

COMPUTERS (PERIPHERALS) - 4.29%

Actel Corp.(a)                                         3,600     86,400
-----------------------------------------------------------------------
Cybex Computer Products Corp.(a)                         900     36,450
-----------------------------------------------------------------------
QLogic Corp.(a)                                        1,500    239,812
-----------------------------------------------------------------------
SanDisk Corp.(a)                                       2,400    231,000
-----------------------------------------------------------------------
Xircom, Inc.(a)                                        2,000    150,000
-----------------------------------------------------------------------
                                                                743,662
-----------------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES) - 11.79%

Allscripts, Inc.(a)                                      500     22,000
-----------------------------------------------------------------------
Aspen Technology, Inc.(a)                              2,800     74,025
-----------------------------------------------------------------------
Business Objects S.A. - ADR (France)(a)                1,100    146,987
-----------------------------------------------------------------------
Check Point Software Technologies Ltd. (Israel)(a)     1,400    278,250
-----------------------------------------------------------------------
Citrix Systems, Inc.(a)                                1,100    135,300
-----------------------------------------------------------------------
Concord Communications, Inc.(a)                          700     31,062
-----------------------------------------------------------------------
Electronics for Imaging, Inc.(a)                       1,800    104,625
-----------------------------------------------------------------------
Entrust Technologies, Inc.                               800     47,950
-----------------------------------------------------------------------
FreeMarkets, Inc.(a)                                     200     68,262
-----------------------------------------------------------------------
Gemstar International Group Ltd.(a)                    1,400     99,750
-----------------------------------------------------------------------
ISS Group, Inc.(a)                                       800     56,900
-----------------------------------------------------------------------
Jack Henry & Associates                                  700     37,581
-----------------------------------------------------------------------

                        AIM V.I. AGGRESSIVE GROWTH FUND               3

                                                          MARKET
                                                SHARES    VALUE

COMPUTERS (SOFTWARE & SERVICES) - CONTINUED

Macromedia, Inc.(a)                               1,100 $   80,437
------------------------------------------------------------------
Mercury Interactive Corp.(a)                      1,300    140,319
------------------------------------------------------------------
Micromuse, Inc.(a)                                  600    102,000
------------------------------------------------------------------
Mission Critical Software, Inc.(a)                1,000     70,000
------------------------------------------------------------------
Peregrine Systems, Inc.(a)                          700     58,933
------------------------------------------------------------------
QRS Corp.(a)                                        850     89,250
------------------------------------------------------------------
Rational Software Corp.(a)                        1,400     68,775
------------------------------------------------------------------
ScanSource, Inc.(a)                                 700     28,394
------------------------------------------------------------------
Symantec Corp.(a)                                 1,100     64,487
------------------------------------------------------------------
TSI International Software Ltd.(a)                1,700     96,262
------------------------------------------------------------------
Verity, Inc.(a)                                   3,300    140,456
------------------------------------------------------------------
                                                         2,042,005
------------------------------------------------------------------

CONSUMER (JEWELRY, NOVELTIES & GIFTS) - 0.27%

Fossil, Inc.(a)                                   2,050     47,406
------------------------------------------------------------------

CONSUMER FINANCE - 0.08%

AmeriCredit Corp.(a)                                800     14,800
------------------------------------------------------------------

ELECTRICAL EQUIPMENT - 5.59%

Black Box Corp.(a)                                1,300     87,100
------------------------------------------------------------------
CommScope, Inc.(a)                                2,500    100,781
------------------------------------------------------------------
Cree Research, Inc.(a)                            2,900    247,588
------------------------------------------------------------------
Molex, Inc. - Class A                             2,200     99,550
------------------------------------------------------------------
Pinnacle Systems, Inc.(a)                         2,000     81,375
------------------------------------------------------------------
Sammina Corp.(a)                                    900     89,888
------------------------------------------------------------------
Sawtek, Inc.(a)                                   1,800    119,813
------------------------------------------------------------------
Vishay Intertechnology, Inc.(a)                   4,500    142,313
------------------------------------------------------------------
                                                           968,408
------------------------------------------------------------------

ELECTRONICS (COMPONENT DISTRIBUTORS) - 1.72%

C-COR.net Corp.(a)                                2,400    183,900
------------------------------------------------------------------
Power-One, Inc.(a)                                2,500    114,531
------------------------------------------------------------------
                                                           298,431
------------------------------------------------------------------

ELECTRONICS (INSTRUMENTATION) - 1.77%

Alpha Industries, Inc.(a)                         4,350    249,309
------------------------------------------------------------------
Tektronix, Inc.                                   1,500     58,313
------------------------------------------------------------------
                                                           307,622
------------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS) - 10.03%

ANADIGICS, Inc.(a)                                1,800     84,938
------------------------------------------------------------------
Applied Micro Circuits Corp.(a)                   2,400    305,400
------------------------------------------------------------------
ATMI, Inc.(a)                                     2,200     72,738
------------------------------------------------------------------
Burr-Brown Corp.(a)                               2,100     75,863
------------------------------------------------------------------
Cymer, Inc.(a)                                      800     36,800
------------------------------------------------------------------
Dallas Semiconductor Corp.                        1,500     96,656
------------------------------------------------------------------
GlobeSpan, Inc.(a)                                  800     52,100
------------------------------------------------------------------
Micrel, Inc.(a)                                   1,300     74,019
------------------------------------------------------------------
Microchip Technology, Inc.(a)                     3,600    246,375
------------------------------------------------------------------

                                                              MARKET
                                                    SHARES    VALUE

ELECTRONICS (SEMICONDUCTORS) - CONTINUED

PMC-Sierra, Inc.(a)                                     900 $  144,281
----------------------------------------------------------------------
SDL, Inc.(a)                                          1,400    305,200
----------------------------------------------------------------------
Semtech Corp.(a)                                      2,600    135,525
----------------------------------------------------------------------
TranSwitch Corp.(a)                                     900     65,306
----------------------------------------------------------------------
Vitesse Semiconductor Corp.(a)                          800     41,950
----------------------------------------------------------------------
                                                             1,737,151
----------------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR) - 3.13%

Advanced Energy Industries, Inc.(a)                   2,100    103,425
----------------------------------------------------------------------
Asyst Technologies, Inc.(a)                           2,600    170,463
----------------------------------------------------------------------
Brooks Automation, Inc.(a)                              600     19,538
----------------------------------------------------------------------
Credence Systems Corp.                                2,200    190,300
----------------------------------------------------------------------
Etec Systems, Inc.(a)                                 1,300     58,338
----------------------------------------------------------------------
                                                               542,064
----------------------------------------------------------------------

FINANCIAL (DIVERSIFIED) - 0.41%

SEI Investments Co.                                     600     71,409
----------------------------------------------------------------------

FOODS - 0.30%

Hain Food Group, Inc. (The)(a)                        2,300     51,463
----------------------------------------------------------------------

FOOTWEAR - 0.44%

Steven Madden, Ltd.(a)                                2,200     41,938
----------------------------------------------------------------------
Vans, Inc.(a)                                         2,800     34,300
----------------------------------------------------------------------
                                                                76,238
----------------------------------------------------------------------

GAMING, LOTTERY & PARIMUTUEL COMPANIES - 0.25%

Station Casinos, Inc.(a)                              1,900     42,631
----------------------------------------------------------------------

HEALTH CARE (DRUGS - GENERIC & OTHER) - 1.12%

Alpharma, Inc. - Class A                              2,200     67,650
----------------------------------------------------------------------
Biovail Corporation International (Canada)(a)           800     75,000
----------------------------------------------------------------------
Medicis Pharmaceutical Corp. - Class A(a)             1,200     51,075
----------------------------------------------------------------------
                                                               193,725
----------------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT - 0.64%

Health Management Associates, Inc. - Class A(a)       5,400     72,225
----------------------------------------------------------------------
Province Healthcare Co.(a)                            2,000     38,000
----------------------------------------------------------------------
                                                               110,225
----------------------------------------------------------------------

HEALTH CARE (MANAGED CARE - 1.26%

Express Scripts, Inc. - Class A(a)                    3,400    217,600
----------------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) - 0.29%

ResMed, Inc.(a)                                       1,200     50,100
----------------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES) - 0.95%

CareInsite, Inc.(a)                                     500     40,250
----------------------------------------------------------------------
Hooper Holmes, Inc.                                   2,700     69,525
----------------------------------------------------------------------
Techne Corp.(a)                                       1,000     55,063
----------------------------------------------------------------------
                                                               164,838
----------------------------------------------------------------------

4                        AIM V.I. AGGRESSIVE GROWTH FUND

                                                         MARKET
                                               SHARES    VALUE

INVESTMENT MANAGEMENT - 0.38%

Affiliated Managers Group, Inc.(a)                 400 $   16,175
-----------------------------------------------------------------
Eaton Vance Corp.                                1,300     49,400
-----------------------------------------------------------------
                                                           65,575
-----------------------------------------------------------------

MANUFACTURING (DIVERSIFIED) - 1.38%

Kopin Corp.(a)                                   3,600    151,200
-----------------------------------------------------------------
Pentair, Inc.                                      600     23,100
-----------------------------------------------------------------
Spartech Corp.                                   2,000     64,500
-----------------------------------------------------------------
                                                          238,800
-----------------------------------------------------------------

MANUFACTURING (SPECIALIZED) - 0.20%

Mettler-Toledo International, Inc.(a)              900     34,369
-----------------------------------------------------------------

NATURAL GAS - 0.29%

Kinder Morgan, Inc.                              2,500     50,469
-----------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES - 0.26%

Miami Computer Supply Corp.(a)(b)                1,200     44,550
-----------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT) - 2.16%

Cal Dive International, Inc.(a)                    700     23,188
-----------------------------------------------------------------
Core Laboratories N.V. (Netherlands)(a)          4,400     88,275
-----------------------------------------------------------------
Global Industries Ltd.(a)                        1,400     12,075
-----------------------------------------------------------------
Marine Drilling Companies, Inc.(a)               2,300     51,606
-----------------------------------------------------------------
Maverick Tube Corp.(a)                           4,400    108,625
-----------------------------------------------------------------
National-Oilwell, Inc.(a)                        2,100     32,944
-----------------------------------------------------------------
Patterson Energy, Inc.(a)                        4,500     58,500
-----------------------------------------------------------------
                                                          375,213
-----------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION) - 0.70%

Cabot Oil & Gas Corp. - Class A                    800     12,850
-----------------------------------------------------------------
Evergreen Resources, Inc.(a)                     1,500     29,625
-----------------------------------------------------------------
Newfield Exploration Co.(a)                      2,300     61,525
-----------------------------------------------------------------
Stone Energy Corp.(a)                              500     17,813
-----------------------------------------------------------------
                                                          121,813
-----------------------------------------------------------------

PUBLISHING - 0.18%

IDG Books Worldwide, Inc. - Class A(a)           1,300     15,031
-----------------------------------------------------------------
Meredith Corp.                                     400     16,675
-----------------------------------------------------------------
                                                           31,706
-----------------------------------------------------------------

RESTAURANTS - 1.30%

CEC Entertainment, Inc.(a)                       3,350     95,056
-----------------------------------------------------------------
Jack in the Box, Inc.(a)                         3,100     64,131
-----------------------------------------------------------------
Sonic Corp.(a)                                   2,300     65,550
-----------------------------------------------------------------
                                                          224,737
-----------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS) - 0.77%

CDW Computer Centers, Inc.(a)                    1,700    133,663
-----------------------------------------------------------------

RETAIL (DISCOUNTERS) - 0.35%

99 Cents Only Stores(a)                          1,575     60,244
-----------------------------------------------------------------

                                                            MARKET
                                                  SHARES    VALUE



RETAIL (FOOD CHAINS) - 0.42%

Wild Oats Markets, Inc.(a)                          3,300 $   73,219
--------------------------------------------------------------------

RETAIL (HOME SHOPPING) - 0.26%

Chemdex Corp.(a)                                      400     44,400
--------------------------------------------------------------------

RETAIL (SPECIALTY) - 2.54%

Cost Plus, Inc.(a)                                    925     32,953
--------------------------------------------------------------------
Linens 'n Things, Inc.(a)                           2,000     59,250
--------------------------------------------------------------------
Michaels Stores, Inc.(a)                            3,700    105,450
--------------------------------------------------------------------
O'Reilly Automotive, Inc.(a)                        6,400    137,600
--------------------------------------------------------------------
Sunglass Hut International, Inc.(a)                 2,400     27,000
--------------------------------------------------------------------
Zale Corp.(a)                                       1,600     77,400
--------------------------------------------------------------------
                                                             439,653
--------------------------------------------------------------------

RETAIL (SPECIALTY - APPAREL) - 4.20%

American Eagle Outfitters, Inc.(a)                  3,600    162,000
--------------------------------------------------------------------
AnnTaylor Stores Corp.(a)                           1,900     65,431
--------------------------------------------------------------------
Children's Place Retail Stores, Inc. (The)(a)       2,200     36,163
--------------------------------------------------------------------
Men's Warehouse, Inc. (The)(a)                      7,737    227,274
--------------------------------------------------------------------
Pacific Sunwear of California(a)                    2,700     86,076
--------------------------------------------------------------------
Talbots, Inc. (The)                                 1,600     71,400
--------------------------------------------------------------------
Too Inc.(a)                                         4,600     79,350
--------------------------------------------------------------------
                                                             727,694
--------------------------------------------------------------------

SAVINGS & LOAN COMPANIES - 0.17%

Queens Copunty Bancorp, Inc.                        1,100     29,838
--------------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER) - 1.42%

Championship Auto Racing Teams, Inc.(a)               200      4,600
--------------------------------------------------------------------
Copart, Inc.(a)                                     1,500     65,250
--------------------------------------------------------------------
G & K Services, Inc. - Class A                        800     25,900
--------------------------------------------------------------------
Iron Mountain, Inc.(a)                              2,200     86,488
--------------------------------------------------------------------
Provant, Inc.(a)                                      900     22,725
--------------------------------------------------------------------
Regis Corp.                                         2,150     40,581
--------------------------------------------------------------------
                                                             245,544
--------------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS) - 1.34%

Insight Enterprises, Inc.(a)                        3,450    140,156
--------------------------------------------------------------------
Sykes Enterprises, Inc.(a)                          2,100     92,138
--------------------------------------------------------------------
                                                             232,294
--------------------------------------------------------------------

SERVICES (DATA PROCESSING) - 3.96%

Affiliated Computer Services, Inc. - Class A(a)     2,200    101,200
--------------------------------------------------------------------
CheckFree Holdings Corp.(a)                         1,100    114,950
--------------------------------------------------------------------
Concord EFS, Inc.(a)                                9,450    243,338
--------------------------------------------------------------------
FactSet Research Systems, Inc.                        400     31,850
--------------------------------------------------------------------
National Computer Systems, Inc.                     2,500     94,063
--------------------------------------------------------------------
NOVA Corp.(a)                                       3,214    101,442
--------------------------------------------------------------------
                                                             686,843
--------------------------------------------------------------------

                        AIM V.I. AGGRESSIVE GROWTH FUND            5

                                                           MARKET
                                                 SHARES     VALUE

SERVICES (EMPLOYMENT) - 0.33%

Robert Half International, Inc.(a)                 2,000 $    57,125
--------------------------------------------------------------------

SPECIALTY PRINTING - 0.15%

Valassis Communications, Inc.(a)                     600      25,350
--------------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 1.39%

Powerwave Technologies, Inc.(a)                    3,200     186,800
--------------------------------------------------------------------
Western Wireless Corp. - Class A(a)                  800      53,400
--------------------------------------------------------------------
                                                             240,200
--------------------------------------------------------------------

TELEPHONE - 0.30%

AirGate PCS Inc.(a)                                1,000      52,750
--------------------------------------------------------------------

TEXTILES (APPAREL) - 0.34%

Quicksilver, Inc.(a)                               3,850      59,675
--------------------------------------------------------------------
  Total Common Stocks & Other Equity Interests
   (Cost $10,154,502)                                     15,346,343
--------------------------------------------------------------------

MONEY MARKET FUNDS - 11.32%

STIC Liquid Assets Portfolio(c)                  980,282     980,282
--------------------------------------------------------------------
STIC Prime Portfolio(c)                          980,282     980,282
--------------------------------------------------------------------
  Total Money Market Funds (Cost $1,960,564)               1,960,564
--------------------------------------------------------------------
TOTAL INVESTMENTS - 99.89%
 (Cost $12,115,066)                                       17,306,907
====================================================================
OTHER ASSETS LESS LIABILITIES - 0.11%                         18,937
====================================================================
NET ASSETS - 100.00%                                     $17,325,844
====================================================================

INVESTMENT ABBREVIATIONS:

ADR - American Depositary Receipt

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) Security fair valued in accordance with the procedures established by the Board of Directors.
(c) The money market fund has the same investment advisor as the Fund.

See Notes to Financial Statements.

6                       AIM V.I. AGGRESSIVE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

ASSETS:

Investments, at market value (cost $12,115,066)           $17,306,907
---------------------------------------------------------------------
Receivables for:
 Capital stock sold                                            15,394
---------------------------------------------------------------------
 Investments sold                                              13,272
---------------------------------------------------------------------
 Dividends and interest                                         7,125
---------------------------------------------------------------------
Investment for deferred compensation plan                       8,650
---------------------------------------------------------------------
  Total assets                                             17,351,348
---------------------------------------------------------------------

LIABILITIES:

Payables For:
 Deferred compensation plan                                     8,650
---------------------------------------------------------------------
Accrued administrative services fees                            6,655
---------------------------------------------------------------------
Accrued operating expenses                                     10,199
---------------------------------------------------------------------
  Total liabilities                                            25,504
---------------------------------------------------------------------
Net assets applicable to shares outstanding               $17,325,844
=====================================================================

CAPITAL SHARES, $0.001 PAR VALUE PER SHARE:

 Authorized                                               250,000,000
---------------------------------------------------------------------
 Outstanding                                                1,215,530
=====================================================================
Net asset value, offering and redemption price per share       $14.25
=====================================================================


STATEMENT OF OPERATIONS

For the year ended December 31, 1999

INVESTMENT INCOME:

Interest                                                   $   42,924
----------------------------------------------------------------------
Dividends (net of $10 foreign withholding tax)                 21,977
----------------------------------------------------------------------
   Total investment income                                     64,901
----------------------------------------------------------------------

EXPENSES:

Advisory fees                                                  66,764
----------------------------------------------------------------------
Administrative services fees                                   46,310
----------------------------------------------------------------------
Custodian fees                                                 39,591
----------------------------------------------------------------------
Directors' fees                                                 7,391
----------------------------------------------------------------------
Printing fees                                                  12,615
----------------------------------------------------------------------
Professional fees                                              28,738
----------------------------------------------------------------------
Other                                                             888
----------------------------------------------------------------------
   Total expenses                                             202,297
----------------------------------------------------------------------
Less: Fees waived by advisor                                 (103,002)
----------------------------------------------------------------------
Expenses paid indirectly                                          (98)
----------------------------------------------------------------------
   Net expenses                                                99,197
----------------------------------------------------------------------
Net investment income (loss)                                  (34,296)
----------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
 SECURITIES AND FUTURES CONTRACTS:

Net realized gain (loss) from:
   Investment securities                                      (32,898)
----------------------------------------------------------------------
   Futures contracts                                           19,210
----------------------------------------------------------------------
                                                              (13,688)
----------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
   Investment securities                                    4,518,631
----------------------------------------------------------------------
   Futures contracts                                          (15,300)
----------------------------------------------------------------------
                                                            4,503,331
----------------------------------------------------------------------
Net gain from investment securities and futures contracts   4,489,643
----------------------------------------------------------------------
Net increase in net assets resulting from operations       $4,455,347
======================================================================

See Notes to Financial Statements.

                        AIM V.I. AGGRESSIVE GROWTH FUND               7

STATEMENT OF CHANGES IN NET ASSETS

For the year ended December 31, 1999 and the period May 1, 1998 (date operations commenced) through December 31, 1998

                                                           1999         1998
                                                        -----------  ----------
OPERATIONS:

 Net investment income (loss)                           $   (34,296) $   15,665
--------------------------------------------------------------------------------
 Net realized gain (loss) from investment securities
  and futures contracts                                     (13,688)   (395,537)
--------------------------------------------------------------------------------
 Change in net unrealized appreciation of investment
  securities and futures contracts                        4,503,331     688,510
--------------------------------------------------------------------------------
   Net increase in net assets resulting from operations   4,455,347     308,638
--------------------------------------------------------------------------------
 Dividends to shareholders from net investment income            --     (22,273)
--------------------------------------------------------------------------------
 Net increase from capital stock transactions             8,471,394   4,112,738
--------------------------------------------------------------------------------
   Net increase in net assets                            12,926,741   4,399,103
--------------------------------------------------------------------------------

NET ASSETS:

 Beginning of period                                      4,399,103          --
--------------------------------------------------------------------------------
 End of period                                          $17,325,844  $4,399,103
================================================================================

NET ASSETS CONSIST OF:

 Capital (par value and additional paid-in)             $12,551,916  $4,108,916
--------------------------------------------------------------------------------
 Undistributed net investment income (loss)                  (8,688)     (2,786)
--------------------------------------------------------------------------------
 Undistributed net realized gain (loss) from investment
  securities and futures contracts                         (409,225)   (395,537)
--------------------------------------------------------------------------------
 Unrealized appreciation of investment securities and
  futures contracts                                       5,191,841     688,510
--------------------------------------------------------------------------------
                                                        $17,325,844  $4,399,103
================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 1999

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM V.I. Aggressive Growth Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended
(the "1940 Act"), as an open-end series management investment company consisting of seventeen separate portfolios. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is to achieve long-term growth of capital.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
    Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.

8                       AIM V.I. AGGRESSIVE GROWTH FUND

B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.
   On December 31, 1999, undistributed net investment income was increased by $28,394 and paid-in capital decreased by $28,394 as a result of net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassifications.
C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
    The Fund has a capital loss carryforward of $398,627 as of December 31, 1999 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, in the year 2007.
E. Futures Contracts - The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred.
   When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million. During the year ended December 31, 1999, AIM waived fees of $66,764 and reimbursed expenses of $36,238.
 The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services and other administrative services to the Fund. For the year ended December 31, 1999, the Fund paid AIM $46,310 of which AIM retained $43,901 for such services.
 The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. Certain officers and directors of the Company are officers of AIM and AIM Distributors.
 During the year ended December 31, 1999, the Fund paid legal fees of $3,440 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3 - INDIRECT EXPENSES
During the year ended December 31, 1999, the Fund received reductions in custodian fees of $98 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $98 during the year ended December 31, 1999.

NOTE 4 - DIRECTORS' FEES
Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1999 was $13,798,559 and $6,568,379, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 1999 is as follows:

Aggregate unrealized appreciation of investment securities    $5,447,367
-------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities    (266,124)
-------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $5,181,243
=========================================================================

Cost of investments for tax purposes is $12,125,664.

                        AIM V.I. AGGRESSIVE GROWTH FUND                   9

NOTE 7 - CAPITAL STOCK
Changes in capital stock outstanding during the years ended December 31, 1999 and 1998 were as follows:

                                   1999                   1998
                           ----------------------  -------------------
                            SHARES      AMOUNT     SHARES     AMOUNT
                           ---------  -----------  -------  ----------
Sold                       1,128,485  $12,082,374  464,162  $4,261,686
-----------------------------------------------------------------------
Issued as reinvestment of
 dividends                        --           --    2,421      22,273
-----------------------------------------------------------------------
Reacquired                  (359,576)  (3,610,980) (19,962)   (171,221)
-----------------------------------------------------------------------
                             768,909  $ 8,471,394  446,621  $4,112,738
=======================================================================

NOTE 8 - FINANCIAL HIGHLIGHTS
Shown below are the financial highlights for a share outstanding of the Fund during the year ended December 31, 1999 and the period May 1, 1998
(date operations commenced) through December 31, 1998.

                                                      1999(a)       1998
                                                      -------      ------
Net asset value, beginning of period                  $  9.85      $10.00
-----------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                          (0.04)       0.04
-----------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
   unrealized)                                           4.44       (0.14)
-----------------------------------------------------------------------------
   Total from investment operations                      4.40       (0.10)
-----------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     --       (0.05)
-----------------------------------------------------------------------------
Net asset value, end of period                        $ 14.25      $ 9.85
=============================================================================
Total return(b)                                         44.67%      (0.94)%
=============================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)              $17,326      $4,399
=============================================================================
Ratio of expenses to average net assets(c)               1.19%(d)    1.16%(e)
=============================================================================
Ratio of net investment income (loss) to average net
 assets(f)                                              (0.41)%(d)   0.96%(e)
=============================================================================
Portfolio turnover rate                                    89%         30%
=============================================================================

(a) Calculated using average shares outstanding.
(b) Total return is not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.42% and 4.62% (annualized) for 1999 and 1998, respectively.
(d) Ratios are based on average net assets of $8,345,480.
(e) Annualized.
(f) After fee waivers and/or expense reimbursements. Ratio of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursement were (1.64)% and (2.50)% (annualized) for 1999 and 1998, respectively.

10                      AIM V.I. AGGRESSIVE GROWTH FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors
AIM Variable Insurance Funds, Inc.

We have audited the accompanying statement of assets and liabilities of AIM V.I. Aggressive Growth Fund, a series of shares of common stock of AIM Variable Insurance Funds, Inc. including the schedule of investments as of December 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period May 1, 1998 (commencement of operations) through December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Aggressive Growth Fund, as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period May 1, 1998 (commencement of operations) through December 31, 1998 in conformity with generally accepted accounting principles.

                                   TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2000

                        AIM V.I. AGGRESSIVE GROWTH FUND                   11

DIRECTORS, OFFICERS,      BOARD OF DIRECTORS                      OFFICERS                   OFFICE OF THE FUND
AND OTHER SERVICE
PROVIDERS OF AIM          Charles T. Bauer                        Charles T. Bauer           11 Greenway Plaza
VARIABLE INSURANCE        Chairman                                Chairman                   Suite 100
FUNDS, INC.               A I M Management Group Inc.                                        Houston, TX 77046
                                                                  Robert H. Graham           (800) 347-1919
                          Bruce L. Crockett                       President
                          Director                                                           INVESTMENT ADVISOR
                          ACE Limited;                            Carol F. Relihan
                          Formerly Director, President, and       Senior Vice President      A I M Advisors, Inc.
                          Chief Executive Officer                 and Secretary              11 Greenway Plaza
                          COMSAT Corporation                                                 Suite 100
                                                                  Gary T. Crum               Houston, TX 77046
                          Owen Daly II                            Senior Vice President
                          Director                                                           TRANSFER AGENT AND CUSTODIAN
                          Cortland Trust Inc.                     Dana R. Sutton
                                                                  Vice President and         State Street Bank and Trust Company
                          Edward K. Dunn Jr.                      Treasurer                  225 Franklin Street
                          Chairman, Mercantile Mortgage Corp.;                               Boston, MA 02110
                          Formerly Vice Chairman, President       Robert G. Alley
                          and Chief Operating Officer,            Vice President             COUNSEL TO THE FUNDS
                          Mercantile-Safe Deposit & Trust Co.;
                          and President, Mercantile Bankshares    Stuart W. Coco             Freedman, Levy, Kroll &
                                                                  Vice President             Simonds
                          Jack Fields                                                        1050 Conn. Avenue, N.W.
                          Chief Executive Officer                 Melville B. Cox            Washington, D.C. 20036
                          Texana Global Inc.;                     Vice President
                          Formerly, Member of the                                            COUNSEL TO THE DIRECTORS
                          U.S. House of Representatives           Karen Dunn Kelley
                                                                  Vice President             Kramer, Levin, Naftalis & Frankel LLP
                          Carl Frischling                                                    919 Third Avenue
                          Partner                                 Edgar M. Larsen            New York, NY 10022
                          Kramer, Levin, Naftalis & Frankel LLP   Vice President
                                                                                             DISTRIBUTOR
                          Robert H. Graham                        Mary J. Benson
                          President and Chief Executive Officer   Assistant Vice President   A I M Distributors, Inc.
                          A I M Management Group Inc.             and Assistant Treasurer    11 Greenway Plaza
                                                                                             Suite 100
                          Prema Mathai-Davis                      Sheri Morris               Houston, TX 77046
                          Chief Executive Officer, YWCA of the    Assistant Vice President
                          U.S.A.                                  and Assistant Treasurer    INDEPENDENT AUDITORS

                          Lewis F. Pennock                        Renee A. Friedli           Tait, Weller & Baker
                          Attorney                                Assistant Secretary        8 Penn Center Plaza
                                                                                             Suite 800
                          Louis S. Sklar                          P. Michelle Grace          Philadelphia, PA 19103
                          Executive Vice President                Assistant Secretary
                          Hines Interests
                          Limited Partnership                     Nancy L. Martin
                                                                  Assistant Secretary

                                                                  Ofelia M. Mayo
                                                                  Assistant Secretary

                                                                  Lisa A. Moss
                                                                  Assistant Secretary

                                                                  Kathleen J. Pflueger
                                                                  Assistant Secretary

                                                                  Samuel D. Sirko
                                                                  Assistant Secretary

                                                                  Stephen I. Winer
                                                                  Assistant Secretary

12                      AIM V.I. AGGRESSIVE GROWTH FUND

The Managers' Overview

FUND BENEFITS FROM TECHNOLOGY DOMINANCE

A roundtable discussion with the fund management team for AIM V.I. Balanced
Fund about the fiscal year ended December 31, 1999.

Q. HOW DID AIM V.I. BALANCED FUND PERFORM   third quarter, while technology stocks     bonds. The ensuing bond sell-off
DURING THE FISCAL YEAR?                     continued to soar through year-end.        produced the worst calendar-year
A. Boosted by strong technology holdings,       Global equity markets ended 1999 at    performance for bonds since 1994.
AIM V.I. Balanced Fund posted a robust      record levels. Every major index in the
19.31% return for the fiscal year ended     United States, as well as markets across   Q. WHAT FACTORS CONTRIBUTED
December 31,1999. Fund performance          Europe, Asia and Latin America, hit new    TO THE FUND'S PERFORMANCE?
slightly underperformed the S&P 500,        highs at year-end. But in the midst of     A. The fund continued to maintain its
which returned 21.03%, but handily          this prosperity we continued to struggle   consistent 60/40 allocation of stocks and
outpaced the Lipper Balanced Fund Index,    with a stealth bear market. At the end     bonds during the fiscal year. Although
which gained 8.98% during the same period.  of 1999, a third of New York Stock         our fixed-income component detracted
                                            Exchange and over-the-counter stocks       from fund performance, losses in this
Q. WHAT WERE THE MAJOR TRENDS IN            were off 20% or more from their previous   area were more than offset by the
THE FINANCIAL MARKETS DURING 1999?          12-month highs.                            excellent gains on the equity side.
A. Although there were several prominent        This past year has been a challenging      We had significant exposure to the
shifts in market sentiment during the       period for bond investors.  Throughout     technology and communication services
fiscal year, the overriding theme for       1999, downward pressure on bond prices     sectors, which remained very strong
financial markets in 1999 was the           came from the U.S. economy's continued     during the year, driven largely by the
dominance of the technology sector.         strong growth, improving global            explosion in Internet and data
During the first half of 1999, investors    economies, rising long-term interest       communications traffic. At the end of
favored large-cap and cyclical stocks.      rates and inflation fears. These factors   1999, these sectors, which accounted
Then the markets began to broaden into      contributed to a market environment in     for more than 50% of total net assets,
small- and mid-cap issues during the        which investors favored stocks over        were the fund's largest sector
                                                                                       allocations. Our international holdings,
                                                                                       9% of the fund's total net assets,
                                                                                       enhanced performance on the renewed


PORTFOLIO COMPOSITION

As of 12/31/99, based on total net assets
                                                                                                                               % OF
                                                                                                                               NET
TOP 10 EQUITY HOLDINGS                      TOP 10 INDUSTRIES                            TOP 10 FIXED-INCOME HOLDINGS         ASSETS
 1. Nokia Oyj-ADR (Finland)         1.26%     1. Computers (Software & Services)  6.64%   1. U.S. Treasury Notes 5.75%-7.25%   8.61%
 2. Infospace.com Inc.              1.20      2. Telephone                        5.27    2. FNMA Notes 6.18%-6.50%            1.24
 3. Lucent Technologies Inc.        1.18      3. Communications Equipment         5.20    3. VERITAS Software Corp. 1.86%      0.84
 4. Cisco Systems, Inc.             1.11      4. Broadcasting                     5.05    4. Comverse Technology Corp. 4.50%   0.78
 5. EMC Corp.                       1.02         (Television, Radio & Cable)              5. Niagara Mohawk Power Corp. 7.75%  0.62
 6. America Online Inc.             1.00      5. Telecommunications               4.54    6. Torchmark Corp. 7.88%             0.56
 7. Univision Communications        0.95         (Long Distance)                          7. Southern Energy, Inc. 7.90%       0.55
 8. Freemarkets Inc.                0.92      6. Electric Companies               3.53    8. CSX Corp. 9.00%                   0.55
 9. Sun Microsystems, Inc.          0.91      7. Financial (Diversified)          2.97    9. Equistar Chemical, L.P. 8.50%     0.51
10. Global Crossing Ltd. (Bermuda)  0.85      8. Natural Gas                      2.44   10. Private Export Funding 8.35%      0.49
                                              9. Telecommunications               1.93
                                                  (Cellular/Wireless)
                                            10. Electronics (Semiconductors)      1.93

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.

                            AIM V.I. BALANCED FUND                           13

                                                                                [GRAPH APPEARS HERE}
strength of global economies. A particu-     RESULTS OF A $10,000 INVESTMENT
larly strong performer was Nokia, the        -------------------------------
world's number one mobile phone              5/1/98 - 12/31/99
maker. During the year, the company's
stock rose from the low $60s per share       AVERAGE ANNUAL TOTAL RETURNS
to more than $175 at year-end.               As of 12/31/99
                                             Inception (5/1/98)   19.62%
Q. DID YOU MAKE ANY CHANGES TO               1 year               19.31
THE FUND'S PORTFOLIO DURING 1999?                                               LIPPER
A. Due to the rising interest rate environ-                                    BALANCED         S & P        AIM V.I
ment in 1999, we elected to reduce the                                          FUND             500         BALANCED
fund's holdings in financial stocks to         (In thousands)                   INDEX           INDEX          FUND
approximately 10% of total net assets.                                        ----------------------------------------
When investors' inflation fears were at               5/1/98                    10,000          10,000         10,000
their peak, financial stocks bore the                   6/98                    10,150          10,081         10,227
brunt of the market decline. The financial              9/98                    10,030           9,498          9,212
component of the S&P 500 finished with                 12/98                    11,302          10,591         11,172
a return of only 3.97% for the year.                    3/99                    11,678          10,761         11,729
  Several ongoing concerns have created                 6/99                    11,941          11,244         12,555
pressure on the profit margins of phar-                 9/99                    11,657          10,778         11,771
maceutical companies and led us to                     12/99                   $13,484         $11,541        $13,522
decrease holdings in that area also. Many    -----------------------
market watchers predict that global phar-    Source: Lipper, Inc.
maceutical sales will slow from 1999's       Past performance cannot guarantee comparable future results.
sales growth of nearly 10%. One reason
for this slide is that there may be fewer    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN
new drugs with blockbuster potential in      INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE
the 2000 lineup. At the same time,           SHOWN.
government debate over various plans to
add prescription-drug benefits to Medicare   The performance figures shown here, which represent AIM V.I. Balanced Fund,
will keep a spotlight on drug prices and     are not intended to reflect actual annuity values, and they do not reflect
make it more difficult for pharmaceutical    charges at the separate-account level which (if applied) would lower them.
companies to increase prices.                AIM V.I. Balanced Fund's performance figures are historical, and they reflect
  We have used the proceeds from these       changes in net asset value and the reinvestment of distributions. The fund's
reductions to increase our holdings in the   investment return and principal value will fluctuate, so an investor's
technology sector, particularly in the       shares, when redeemed, may be worth more or less than their original cost.
wireless communications arena. A new         Had fees and expenses not been waived during the reporting period, returns addition to the fund's portfolio is Western  would have been lower.
Wireless, which provides cellular service          The unmanaged Lipper Balanced Fund Index is a net-asset-value-weighted
under the Cellular One brand to more than    average of the performance of the 30 largest balanced funds tracked by
774,000 subscribers in rural areas in        Lipper, Inc., an independent mutual fund performance monitor; it is
western U.S. states. During 1999, the        calculated daily, with adjustments for distributions as of the ex-dividend
company's stock more than doubled to         dates. The unmanaged Standard & Poor's Composite of 500 Stocks (the S&P 500)
finish the year above $65 a share.           is generally considered representative of the performance of the stock market
Q. WHAT IS YOUR OUTLOOK                      in general. Data for the indexes are for the period 4/30/98 - 12/31/99.
FOR 2000?                                          An investment cannot be made in an index. Unless otherwise indicated,
A. Given the market volatility that we've    index results include reinvested dividends.
seen in 1999 and the uncertainty regard-     -----------------------------------------------------------------------------------
                                             ing interest rates in 2000, it's apparent       caps, so investors can benefit from
                                             that changes in market and economic             the strong growth potential of stocks
                                             conditions cannot be predicted and should       of all sizes. On the fixed-income side,
                                             always be expected. The best way to address     further interest rate increases may
                                             these market risks, we believe, is through      hamper bond performance in the near
                                             diversification. We encourage investors to      future. However, the fund's balanced
                                             stay the course in terms of balancing their     allocation of stocks and bonds should
                                             portfolios with a variety of investment         continue to produce favorable relative
                                             vehicles. AIM V.I. Balanced Fund has a          returns by mitigating risk in any
                                             distinct advantage in this arena. Unlike        market environment.
                                             the majority of its peers, which invest
                                             only in large-cap stocks, the fund is
                                             well diversified across all market

14                          AIM V.I. BALANCED FUND

SCHEDULE OF INVESTMENTS

December 31, 1999

                                                          PRINCIPAL   MARKET
                                                           AMOUNT      VALUE
U.S. DOLLAR DENOMINATED BONDS & NOTES - 26.99%

AIRLINES - 1.20%

AMR Corp., Deb., 10.00%, 04/15/21                         $  50,000 $    56,721
-------------------------------------------------------------------------------
Delta Air Lines, Inc.,
-------------------------------------------------------------------------------
 Deb., 9.00%, 05/15/16                                      100,000     103,442
-------------------------------------------------------------------------------
 Deb., 10.38%, 12/15/22                                     100,000     117,515
-------------------------------------------------------------------------------
 Notes, 7.90%, 12/15/09 (Acquired 12/07/99;
 Cost $99,306)(a)                                           100,000      98,068
-------------------------------------------------------------------------------
 Series C, Medium Term Notes, 6.65%, 03/15/04               100,000      95,928
-------------------------------------------------------------------------------
United Air Lines, Inc., Deb., 9.75%, 08/15/21 (Acquired
 09/23/99; Cost $112,146)(a)                                100,000     109,534
-------------------------------------------------------------------------------
                                                                        581,208
-------------------------------------------------------------------------------

AUTOMOBILES - 0.31%

DaimlerChrysler N.A. Holdings, Gtd. Notes,
 7.20%, 09/01/09                                            150,000     147,564
-------------------------------------------------------------------------------

BANKS (MAJOR REGIONAL) - 0.50%

Bank One Corp. - Series A, Medium Term Sub. Notes,
 6.00%, 02/17/09                                            250,000     222,002
-------------------------------------------------------------------------------
Midland Bank PLC (United Kingdom), Yankee Sub. Notes,
 7.65%, 05/01/25                                             20,000      19,952
-------------------------------------------------------------------------------
                                                                        241,954
-------------------------------------------------------------------------------

BANKS (MONEY CENTER) - 0.72%

First Union Corp., Putable Sub. Deb., 7.50%, 04/15/35       200,000     199,650
-------------------------------------------------------------------------------
Republic New York Corp.,
 Sub. Notes, 9.70%, 02/01/09                                 65,000      71,731
-------------------------------------------------------------------------------
 Sub. Deb., 9.50%, 04/15/14                                  70,000      77,146
-------------------------------------------------------------------------------
                                                                        348,527
-------------------------------------------------------------------------------

BANKS (REGIONAL) - 0.82%

Mercantile Bancorp., Inc., Unsec. Sub. Notes,
 7.30%, 06/15/07                                            200,000     195,830
-------------------------------------------------------------------------------
Riggs Capital Trust II-Series C, Gtd. Bonds,
 8.88%, 03/15/27                                            110,000     100,340
-------------------------------------------------------------------------------
US Bancorp, Sub. Deb., 7.50%, 06/01/26                      100,000      98,977
-------------------------------------------------------------------------------
                                                                        395,147
-------------------------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE) - 2.38%

British Sky Broadcasting Group PLC (United Kingdom), Sr.
 Unsec. Gtd. Yankee Notes, 8.20%, 07/15/09                  190,000     182,975
-------------------------------------------------------------------------------
Clear Channel Communications, Inc., Conv. Unsec. Notes,
 1.50%, 12/01/02                                            150,000     154,125
-------------------------------------------------------------------------------
Continental Cablevision, Inc., Sr. Notes,
 8.30%, 05/15/06                                            150,000     155,614
-------------------------------------------------------------------------------
Cox Communications, Inc., Unsec. Notes,
 7.75%, 08/15/06                                            200,000     201,498
-------------------------------------------------------------------------------
CSC Holdings Inc., Sr. Unsec. Deb.,
 7.88%, 02/15/18                                            100,000      95,696
-------------------------------------------------------------------------------
 7.63%, 07/15/18                                            110,000     102,663
-------------------------------------------------------------------------------

                                                          PRINCIPAL   MARKET
                                                           AMOUNT      VALUE
BROADCASTING (TELEVISION, RADIO & CABLE) - CONTINUED

Lenfest Communications, Inc., Sr. Unsec. Sub. Notes,
 8.25%, 02/15/08 (Acquired 11/17/99;
 Cost $50,875)(a)                                         $  50,000 $    50,250
-------------------------------------------------------------------------------
TCI Communications, Inc., Sr. Notes, 8.00%, 08/01/05        200,000     206,090
-------------------------------------------------------------------------------
                                                                      1,148,911
-------------------------------------------------------------------------------

CHEMICALS - 0.19%

Airgas, Inc., Medium Term Notes, 7.14%, 03/08/04            100,000      94,284
-------------------------------------------------------------------------------

CHEMICALS (DIVERSIFIED) - 0.51%

Equistar Chemical, L.P., Sr. Unsec. Notes,
 8.50%, 02/15/04                                            250,000     248,780
-------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT - 0.78%

Comverse Technology, Inc., Conv. Unsec. Sub. Deb.,
 4.50%, 07/01/05                                            111,000     378,649
-------------------------------------------------------------------------------

COMPUTERS (HARDWARE) - 0.28%

Candescent Technology Corp., Sr. Conv. Sub. Deb., 7.00%,
 05/01/03 (Acquired 11/06/98-10/12/99;
 Cost $144,790)(a)                                          173,000     134,940
-------------------------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES) - 0.84%

VERITAS Software Corp., Conv. Unsec. Disc. Notes,
 1.86%, 08/13/06(b)                                         150,000     404,437
-------------------------------------------------------------------------------

CONSUMER FINANCE - 0.77%

Capital One Financial Corp., Unsec. Notes,
 7.25%, 05/01/06                                             40,000      37,784
-------------------------------------------------------------------------------
Countrywide Capital III-Series B, Gtd. Bonds,
 8.05%, 06/15/27                                             52,000      47,890
-------------------------------------------------------------------------------
General Motors Acceptance Corp., Notes,
 9.00%, 10/15/02                                            100,000     104,611
-------------------------------------------------------------------------------
Household Finance Corp., Sr. Unsec. Unsub. Notes,
 6.40%, 06/17/08                                            100,000      92,302
-------------------------------------------------------------------------------
MBNA Capital I-Series A, Gtd. Bonds, 8.28%, 12/01/26        100,000      87,744
-------------------------------------------------------------------------------
                                                                        370,331
-------------------------------------------------------------------------------

ELECTRIC COMPANIES - 3.05%

CMS Energy Corp., Sr. Unsec. Notes, 8.13%, 05/15/02         200,000     199,306
-------------------------------------------------------------------------------
Commonwealth Edison Co. - Series 94, First Mortgage
 Notes, 7.50%, 07/01/13                                     200,000     195,400
-------------------------------------------------------------------------------
Empire District Electric Co. (The), Sr. Notes,
 7.70%, 11/15/04                                            150,000     147,073
-------------------------------------------------------------------------------
Niagara Mohawk Power Co. -
 Series G, Sr. Unsec. Notes, 7.75%, 10/01/08                300,000     300,423
-------------------------------------------------------------------------------
 Series H, Sr. Unsec. Disc. Notes, 8.50%, 07/01/10
  (Acquired 08/11/99: Cost $150,167)(b)                     200,000     149,824
-------------------------------------------------------------------------------
Southern Energy, Inc., Sr. Notes, 7.90%, 07/15/09
 (Acquired 07/21/99; Cost $274,898)(a)                      275,000     265,144
-------------------------------------------------------------------------------
Texas-New Mexico Power Co., Sr. Sec. Notes,
 6.25%, 01/15/09                                            250,000     215,028
-------------------------------------------------------------------------------
                                                                      1,472,198
-------------------------------------------------------------------------------


                             AIM V.I. BALANCED FUND                          15

                                                     PRINCIPAL   MARKET
                                                      AMOUNT      VALUE

ENTERTAINMENT - 0.68%

Time Warner Inc., Deb.,
 9.13%, 01/15/13                                     $ 145,000 $   159,278
--------------------------------------------------------------------------
 9.15%, 02/01/23                                       150,000     167,484
--------------------------------------------------------------------------
                                                                   326,762
--------------------------------------------------------------------------

FINANCIAL (DIVERSIFIED) - 1.28%

Dow Capital B.V. (Netherlands), Gtd. Yankee Deb.,
 9.20%, 06/01/10                                       150,000     165,105
--------------------------------------------------------------------------
Heller Financial, Inc., Notes, 7.38%, 11/01/09
 (Acquired 11/23/99; Cost $134,572)(a)                 135,000     131,670
--------------------------------------------------------------------------
Private Export Funding, Sec. Deb., 8.35%, 01/31/01     230,000     234,395
--------------------------------------------------------------------------
Source One Mortgage Services Corp., Deb.,
 9.00%, 06/01/12                                        80,000      87,139
--------------------------------------------------------------------------
                                                                   618,309
--------------------------------------------------------------------------

FOODS - 0.40%

ConAgra, Inc., Sr. Unsec. Putable Notes,
 7.13%, 10/01/26                                       200,000     193,802
--------------------------------------------------------------------------

HEALTH CARE (DRUGS - GENERIC & OTHER) - 0.11%

Alpharma, Inc., Conv. Sr. Unsec. Sub. Notes, 3.00%,
 06/01/06 (Acquired 05/27/99; Cost $50,000)(a)          50,000      53,875
--------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES) - 0.22%

Procter & Gamble Co. (The), Putable Deb.,
 8.00%, 09/01/24                                       100,000     106,172
--------------------------------------------------------------------------

INSURANCE (LIFE/HEALTH) - 0.82%

Conseco, Inc., Unsec. Notes,
 6.80%, 06/15/05                                       105,000      98,092
--------------------------------------------------------------------------
 9.00%, 10/15/06                                        30,000      30,877
--------------------------------------------------------------------------
Torchmark Corp., Notes, 7.88%, 05/15/23                300,000     268,149
--------------------------------------------------------------------------
                                                                   397,118
--------------------------------------------------------------------------

INSURANCE (PROPERTY-CASUALTY) - 0.71%

Florida Windstorm, Sr. Sec. Notes, 7.13%, 02/25/19
 (Acquired 03/26/99; Cost $149,177)(a)                 150,000     138,182
--------------------------------------------------------------------------
Terra Nova Insurance PLC (United Kingdom),(a)
 Sr. Unsec. Gtd. Notes, 7.00%, 05/15/08 (Acquired
 02/25/99; Cost $146,485)                              150,000     137,967
--------------------------------------------------------------------------
 Sr. Unsec. Gtd. Yankee Notes, 7.20%, 08/15/07          70,000      65,533
--------------------------------------------------------------------------
                                                                   341,682
--------------------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE - 0.41%

HSBC America Capital Trust II, Gtd. Bonds, 8.38%,
 05/15/27 (Acquired 08/12/99; Cost $19,168)(a)          20,000      18,520
--------------------------------------------------------------------------
Lehman Brothers Holdings Inc.,
 Sr. Sub. Notes, 7.38%, 01/15/07                        45,000      43,695
--------------------------------------------------------------------------
 Sr. Notes, 8.80%, 03/01/15                             60,000      62,730
--------------------------------------------------------------------------
 Notes, 8.50%, 08/01/15                                 70,000      71,723
--------------------------------------------------------------------------
                                                                   196,668
--------------------------------------------------------------------------


                                                          PRINCIPAL   MARKET
                                                           AMOUNT      VALUE

NATURAL GAS - 1.83%

CMS Panhandle Holding Co., Sr. Notes,
 6.13%, 03/15/04                                          $ 200,000 $   189,415
-------------------------------------------------------------------------------
Enron Corp., Sr. Sub. Deb., 8.25%, 09/15/12                 200,000     203,152
-------------------------------------------------------------------------------
Ferrellgas Partners L.P., - Series B, Sr. Sec. Gtd.
 Notes, 9.38%, 06/15/06                                      50,000      49,250
-------------------------------------------------------------------------------
Kinder Morgan, Inc., Unsec. Deb., 7.35%, 08/01/26           200,000     194,644
-------------------------------------------------------------------------------
National Fuel Gas Co. - Series D, Medium Term Notes,
 6.30%, 05/27/08                                            100,000      91,051
-------------------------------------------------------------------------------
Nova Gas Transmission Ltd. (Canada), Yankee Deb., 8.50%,
 12/15/12                                                   150,000     156,044
-------------------------------------------------------------------------------
                                                                        883,556
-------------------------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT) - 0.38%

NRG Energy, Inc., Sr. Unsec. Notes, 7.50%, 06/01/09         200,000     184,140
-------------------------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION) - 0.20%

ONEOK, Inc., Unsec. Notes, 7.75%, 08/15/06                  100,000      98,999
-------------------------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT) - 0.82%

AES Corp., Sr. Unsec. Sub. Notes, 10.25%, 07/15/06          100,000     102,000
-------------------------------------------------------------------------------
CE Generation LLC, Sr. Sec. Notes, 7.42%, 12/15/18
 (Acquired 04/13/99; Cost $205,604)(a)                      200,000     184,306
-------------------------------------------------------------------------------
Hydro-Quebec - Series B (Canada), Gtd. Medium Term
 Notes, 8.62%, 12/15/11                                     100,000     107,942
-------------------------------------------------------------------------------
                                                                        394,248
-------------------------------------------------------------------------------

PUBLISHING (NEWSPAPERS) - 0.45%

News America Holdings, Inc., Sr. Gtd. Deb.,
 9.25%, 02/01/13                                            200,000     217,980
-------------------------------------------------------------------------------

RAILROADS - 0.85%

CSX Corp., Deb., 9.00%, 08/15/06                            250,000     264,675
-------------------------------------------------------------------------------
Norfolk Southern Corp., Notes, 7.05%, 05/01/37              150,000     147,035
-------------------------------------------------------------------------------
                                                                        411,710
-------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS - 0.37%

Spieker Properties, Inc., Unsec. Deb.,
 7.35%, 12/01/17                                            200,000     176,542
-------------------------------------------------------------------------------

RETAIL (SPECIALTY - APPAREL) - 0.22%

AnnTaylor Stores Corp., Conv. Unsec. Gtd. Sub. Bonds,
 0.55%, 06/18/19 (Acquired 11/04/99-11/17/99; Cost
 $123,616)(a)                                               200,000     107,250
-------------------------------------------------------------------------------

SAVINGS & LOAN COMPANIES - 0.47%

Dime Capital Trust I - Series A, Gtd. Bonds,
 9.33%, 05/06/27                                             75,000      70,719
-------------------------------------------------------------------------------
St. Paul Bancorp, Inc., Sr. Unsec. Notes,
 7.13%, 02/15/04                                             75,000      73,106
-------------------------------------------------------------------------------
Washington Mutual, Inc.,
 Gtd. Bonds, 8.38%, 06/01/27                                 55,000      52,554
-------------------------------------------------------------------------------
 Notes, 7.50%, 08/15/06                                      30,000      29,858
-------------------------------------------------------------------------------
                                                                        226,237
-------------------------------------------------------------------------------


16                           AIM V.I. BALANCED FUND

                                                         PRINCIPAL   MARKET
                                                          AMOUNT      VALUE

SERVICES (ADVERTISING/MARKETING) - 0.23%

Lamar Advertising Co., Conv. Unsec. Notes, 5.25%,
 09/15/06                                                $  75,000 $   109,688
------------------------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER) - 0.37%

Laidlaw Inc. (Canada),
 Unsec. Yankee Notes, 7.65%, 05/15/06                      100,000      92,905
------------------------------------------------------------------------------
 Unsec. Yankee Deb., 6.70%, 05/01/08                       100,000      85,117
------------------------------------------------------------------------------
                                                                       178,022
------------------------------------------------------------------------------

SOVEREIGN DEBT - 0.62%

Province of Manitoba - Series AZ (Canada), Putable
 Yankee Deb., 7.75%, 07/17/16                              100,000     102,395
------------------------------------------------------------------------------
Province of Quebec - Series A (Canada), Medium Term
 Putable Yankee Notes,
 5.74%, 03/02/26                                           100,000      99,162
------------------------------------------------------------------------------
 6.29%, 03/06/26                                           100,000      98,324
------------------------------------------------------------------------------
                                                                       299,881
------------------------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE) - 1.49%

AT&T Corp., Deb., 8.63%, 12/01/31                          200,000     204,998
------------------------------------------------------------------------------
MCI Communications Corp.,
 Sr. Unsec. Notes, 6.50%, 04/15/10                         100,000      93,336
------------------------------------------------------------------------------
 Sr. Unsec. Putable Deb., 7.13%, 06/15/27                  200,000     200,960
------------------------------------------------------------------------------
Sprint Corp., Putable Deb., 9.00%, 10/15/19                200,000     221,594
------------------------------------------------------------------------------
                                                                       720,888
------------------------------------------------------------------------------

TELEPHONE - 1.20%

Cable & Wireless Communications PLC (United Kingdom),
 Yankee Notes, 6.75%, 12/01/08                             100,000      98,517
------------------------------------------------------------------------------
Electric Lightwave, Inc. Notes, 6.05%, 05/15/04
 (Acquired 04/21/99; Cost $199,854)(a)                     200,000     188,722
------------------------------------------------------------------------------
GTE Corp., Unsec. Deb., 6.84%, 04/15/18                    100,000      91,652
------------------------------------------------------------------------------
NTL Inc., Conv. Sub. Notes, 5.75%, 12/15/09 (Acquired
 12/17/99; Cost $130,000)(a)                               130,000     140,400
------------------------------------------------------------------------------
SBC Communications, Inc., Deb., 7.38%, 07/15/43             70,000      62,968
------------------------------------------------------------------------------
                                                                       582,259
------------------------------------------------------------------------------

WASTE MANAGEMENT - 0.51%

Browning-Ferris Industries, Inc., Deb., 7.40%, 09/15/35    200,000     145,000
------------------------------------------------------------------------------
Waste Management, Inc.,
 Sr. Unsec. Notes, 7.13%, 12/15/17                          10,000       7,836
------------------------------------------------------------------------------
 Unsec. Putable Notes, 7.10%, 08/01/26                     100,000      92,742
------------------------------------------------------------------------------
                                                                       245,578
------------------------------------------------------------------------------

  Total U.S. Dollar Denominated Bonds & Notes (Cost
   $13,150,798)                                                     13,038,296
------------------------------------------------------------------------------


                                                          SHARES      VALUE

DOMESTIC COMMON STOCKS - 42.08%

AUTOMOBILES - 0.30%

Ford Motor Co.                                               2,700 $   144,281
------------------------------------------------------------------------------

BANKS (MONEY CENTER) - 0.45%

Chase Manhattan Corp. (The)                                  2,800     217,525
------------------------------------------------------------------------------

BIOTECHNOLOGY - 0.57%

Biogen, Inc.(c)                                              2,100     177,450
------------------------------------------------------------------------------
Genzyme Corp.(c)                                             2,200      99,000
------------------------------------------------------------------------------
                                                                       276,450
------------------------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE) - 2.67%

CBS Corp.(c)                                                 5,300     338,869
------------------------------------------------------------------------------
Hispanic Broadcasting Corp.(c)                               2,700     248,991
------------------------------------------------------------------------------
Infinity Broadcasting Corp. - Class A(c)                     6,750     244,266
------------------------------------------------------------------------------
Univision Communications, Inc. - Class A(c)                  4,500     459,844
------------------------------------------------------------------------------
                                                                     1,291,970
------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT - 3.16%

ANTEC Corp.(c)                                               3,300     120,450
------------------------------------------------------------------------------
JDS Uniphase Corp.(c)                                          800     129,050
------------------------------------------------------------------------------
Lucent Technologies Inc.                                     7,600     568,575
------------------------------------------------------------------------------
Motorola, Inc.                                               1,400     206,150
------------------------------------------------------------------------------
Sycamore Networks, Inc.(c)                                     700     215,600
------------------------------------------------------------------------------
Tellabs, Inc.(c)                                             2,700     173,306
------------------------------------------------------------------------------
Williams Communications Group, Inc.(c)                       3,900     112,856
------------------------------------------------------------------------------
                                                                     1,525,987
------------------------------------------------------------------------------

COMPUTERS (HARDWARE) - 1.52%

Dell Computer Corp.(c)                                       1,900      96,900
------------------------------------------------------------------------------
International Business Machines Corp.(d)                     1,800     194,400
------------------------------------------------------------------------------
Sun Microsystems, Inc.(c)                                    5,700     441,394
------------------------------------------------------------------------------
                                                                       732,694
------------------------------------------------------------------------------

COMPUTERS (NETWORKING) - 1.42%

Cisco Systems, Inc.(c)                                       5,000     535,625
------------------------------------------------------------------------------
Foundry Networks, Inc.(c)                                      500     150,844
------------------------------------------------------------------------------
                                                                       686,469
------------------------------------------------------------------------------

COMPUTERS (PERIPHERALS) - 1.11%

EMC Corp.(c)                                                 4,500     491,625
------------------------------------------------------------------------------
Immersion Corp.(c)                                           1,200      46,050
------------------------------------------------------------------------------
                                                                       537,675
------------------------------------------------------------------------------


                             AIM V.I. BALANCED FUND                         17

                                                     MARKET
                                          SHARES      VALUE

COMPUTERS (SOFTWARE & SERVICES) - 5.31%

America Online, Inc.(c)(d)                   6,400 $   482,800
--------------------------------------------------------------
Concord Communications, Inc.(c)              1,000      44,375
--------------------------------------------------------------
eSPEED, Inc. - Class A(c)                    2,300      81,794
--------------------------------------------------------------
FreeMarkets, Inc.(c)                         1,300     443,706
--------------------------------------------------------------
InfoSpace.com, Inc.(c)                       2,700     577,800
--------------------------------------------------------------
ISS Group, Inc.(c)                           3,100     220,487
--------------------------------------------------------------
Microsoft Corp.(c)                           2,800     326,900
--------------------------------------------------------------
Telemate.Net Software, Inc.(c)               3,600      58,500
--------------------------------------------------------------
USWeb Corp.(c)                               7,400     328,837
--------------------------------------------------------------
                                                     2,565,199
--------------------------------------------------------------

CONSUMER FINANCE - 0.17%

SLM Holding Corp.                            2,000      84,500
--------------------------------------------------------------

ELECTRIC COMPANIES - 0.08%

Plug Power, Inc.(c)                          1,400      39,550
--------------------------------------------------------------

ELECTRICAL EQUIPMENT - 0.66%

Conexant Systems, Inc.(c)                      600      39,825
--------------------------------------------------------------
General Electric Co.                         1,800     278,550
--------------------------------------------------------------
                                                       318,375
--------------------------------------------------------------

ELECTRONICS (DEFENSE) - 0.24%

General Motors Corp. - Class H(c)(d)         1,200     115,200
--------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS) - 1.93%

Analog Devices, Inc.(c)                      2,800     260,400
--------------------------------------------------------------
Intel Corp.                                  3,400     279,862
--------------------------------------------------------------
Microchip Technology, Inc.(c)                1,900     130,031
--------------------------------------------------------------
SDL, Inc.(c)                                 1,200     261,600
--------------------------------------------------------------
                                                       931,893
--------------------------------------------------------------

ENTERTAINMENT - 0.30%

Time Warner Inc.                             2,000     144,875
--------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR) - 0.47%

Applied Materials, Inc.(c)                   1,800     228,037
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED) - 1.69%

American Express Co.                         1,100     182,875
--------------------------------------------------------------
Citigroup Inc.                               3,450     191,691
--------------------------------------------------------------
Fannie Mae                                   2,400     149,850
--------------------------------------------------------------
Freddie Mac                                  3,400     160,012
--------------------------------------------------------------
MGIC Investment Corp.                        2,200     132,412
--------------------------------------------------------------
                                                       816,840
--------------------------------------------------------------

FOODS - 0.17%

Keebler Foods Co.(c)                         3,000      84,375
--------------------------------------------------------------


                                                           MARKET
                                                SHARES      VALUE

HEALTH CARE (DIVERSIFIED) - 1.12%

American Home Products Corp.                       2,600 $   102,537
--------------------------------------------------------------------
Bristol-Myers Squibb Co.                           1,900     121,956
--------------------------------------------------------------------
Johnson & Johnson                                  1,300     121,062
--------------------------------------------------------------------
Warner-Lambert Co.                                 2,400     196,650
--------------------------------------------------------------------
                                                             542,205
--------------------------------------------------------------------

HEALTH CARE (DRUGS - GENERIC & OTHER) - 0.28%

Forest Laboratories, Inc.(c)                       2,200     135,162
--------------------------------------------------------------------

HEALTH CARE (DRUGS - MAJOR PHARMACEUTICALS) - 0.98%

Lilly (Eli) & Co.                                  1,900     126,350
--------------------------------------------------------------------
Merck & Co., Inc.                                  1,600     107,300
--------------------------------------------------------------------
Pfizer Inc.                                        4,500     145,969
--------------------------------------------------------------------
Schering-Plough Corp.                              2,200      92,812
--------------------------------------------------------------------
                                                             472,431
--------------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) - 1.65%

Baxter International, Inc.                         2,100     131,906
--------------------------------------------------------------------
Guidant Corp.                                      4,000     188,000
--------------------------------------------------------------------
Medtronic, Inc.                                    7,100     258,706
--------------------------------------------------------------------
VISX, Inc.(c)                                      4,200     217,350
--------------------------------------------------------------------
                                                             795,962
--------------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES) - 0.18%

MAXIMUS, Inc.(c)                                   2,600      88,237
--------------------------------------------------------------------

HOUSEHOLD FURNISHING & APPLIANCES - 0.26%

Ethan Allen Interiors, Inc.                        3,900     125,044
--------------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES) - 0.36%

Procter & Gamble, Co. (The)                        1,600     175,300
--------------------------------------------------------------------

INSURANCE (LIFE/HEALTH) - 0.40%

AXA Financial, Inc.                                4,400     149,050
--------------------------------------------------------------------
Nationwide Financial Services, Inc. - Class A      1,600      44,700
--------------------------------------------------------------------
                                                             193,750
--------------------------------------------------------------------

INSURANCE (MULTI-LINE) - 0.83%

American International Group, Inc.                 2,500     270,313
--------------------------------------------------------------------
CIGNA Corp.                                        1,600     128,900
--------------------------------------------------------------------
                                                             399,213
--------------------------------------------------------------------

INSURANCE (PROPERTY-CASUALTY) - 0.21%

Travelers Property Casualty Corp. - Class A        2,900      99,325
--------------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE - 1.19%

Goldman Sachs Group, Inc. (The)                      650      61,222
--------------------------------------------------------------------
Merrill Lynch & Co., Inc.                          2,400     200,400
--------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                   2,200     314,050
--------------------------------------------------------------------
                                                             575,672
--------------------------------------------------------------------


18                           AIM V.I. BALANCED FUND

                                                          MARKET
                                               SHARES      VALUE

INVESTMENT MANAGEMENT - 0.11%

Federated Investors, Inc. - Class B               2,600 $    52,163
-------------------------------------------------------------------

LODGING - HOTELS - 0.72%

Carnival Corp.                                    3,300     157,781
-------------------------------------------------------------------
Royal Caribbean Cruises Ltd.                      3,900     192,319
-------------------------------------------------------------------
                                                            350,100
-------------------------------------------------------------------

MANUFACTURING (DIVERSIFIED) - 0.29%

Tyco International Ltd.                           3,600     139,950
-------------------------------------------------------------------

NATURAL GAS - 0.61%

Enron Corp.                                       4,200     186,375
-------------------------------------------------------------------
Williams Companies, Inc. (The)                    3,500     106,969
-------------------------------------------------------------------
                                                            293,344
-------------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION) - 0.20%

Apache Corp.                                      2,600      96,038
-------------------------------------------------------------------

OIL (DOMESTIC INTEGRATED) - 0.21%

Conoco Inc. - Class B                             4,100     101,988
-------------------------------------------------------------------

OIL (INTERNATIONAL INTEGRATED) - 0.25%

Exxon Mobil Corp.                                 1,500     120,844
-------------------------------------------------------------------

PERSONAL CARE - 0.12%

Steiner Leisure Ltd.(c)                           3,500      58,406
-------------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT) - 0.48%

AES Corp.(c)                                      3,100     231,725
-------------------------------------------------------------------

RETAIL (BUILDING SUPPLIES) - 0.51%

Home Depot, Inc. (The)                            3,600     246,825
-------------------------------------------------------------------

RETAIL (FOOD CHAINS) - 0.21%

Safeway Inc.(c)                                   2,900     103,131
-------------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE) - 0.46%

Dayton Hudson Corp.                               3,000     220,313
-------------------------------------------------------------------

RETAIL (SPECIALTY) - 0.78%

Amazon.com, Inc.(c)                               1,300      98,963
-------------------------------------------------------------------
Bed Bath & Beyond, Inc.(c)                        4,200     145,950
-------------------------------------------------------------------
Linens 'n Things, Inc.(c)                         4,400     130,350
-------------------------------------------------------------------
                                                            375,263
-------------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING) - 0.91%

Omnicom Group, Inc.                               1,900     190,000
-------------------------------------------------------------------
Young & Rubicam Inc.                              3,500     247,625
-------------------------------------------------------------------
                                                            437,625
-------------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER) - 0.88%

National Information Consortium, Inc.(c)          4,000     128,000
-------------------------------------------------------------------
Official Payments Corp.(c)                        2,600     135,200
-------------------------------------------------------------------
Quanta Services, Inc.(c)                          5,700     161,025
-------------------------------------------------------------------
                                                            424,225
-------------------------------------------------------------------

                                                                MARKET
                                                     SHARES      VALUE

SERVICES (DATA PROCESSING) - 0.22%

DST Systems, Inc.(c)                                    1,400 $   106,838
-------------------------------------------------------------------------

TELECOMMUNICATIONS - 0.45%

Broadwing Inc.(c)                                       5,915     218,105
-------------------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 0.70%

Infonet Services Corp. - Class B(c)                     5,500     144,375
-------------------------------------------------------------------------
Western Wireless Corp. - Class A(c)                     2,900     193,575
-------------------------------------------------------------------------
                                                                  337,950
-------------------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE) - 1.48%

AT&T Corp.                                              3,150     159,863
-------------------------------------------------------------------------
Global TeleSystems Group, Inc.(c)                       6,550     226,794
-------------------------------------------------------------------------
MCI WorldCom, Inc.(c)                                   6,150     326,334
-------------------------------------------------------------------------
                                                                  712,991
-------------------------------------------------------------------------

TELEPHONE - 2.81%

Bell Atlantic Corp.                                     2,200     135,438
-------------------------------------------------------------------------
McLeodUSA, Inc. - Class A(c)                            4,100     241,388
-------------------------------------------------------------------------
NEXTLINK Communications, Inc. - Class A(c)              3,500     290,719
-------------------------------------------------------------------------
Qwest Communications International, Inc.(c)             9,400     404,200
-------------------------------------------------------------------------
SBC Communications, Inc.                                2,900     141,375
-------------------------------------------------------------------------
Time Warner Telecom, Inc.(c)                            2,900     144,819
-------------------------------------------------------------------------
                                                                1,357,939
-------------------------------------------------------------------------

  Total Domestic Common Stocks
   (Cost $15,068,638)                                          20,329,959
-------------------------------------------------------------------------

DOMESTIC PREFERRED STOCKS - 2.05%

COMPUTERS (SOFTWARE & SERVICES) - 0.39%
PSINet, Inc. - SeriesC, $3.375 Conv. Pfd.               1,400      81,725
-------------------------------------------------------------------------
Verio Inc. - $3.375 Conv. Pfd. (Acquired 07/15/99-
 10/01/99; Cost $89,082)(a)                             1,900     107,350
-------------------------------------------------------------------------
                                                                  189,075
-------------------------------------------------------------------------

ELECTRIC COMPANIES - 0.27%

Calpine Capital Trust - $2.875 Conv. Pfd.               2,000     129,250
-------------------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION) - 0.20%

Kerr-McGee Corp. - 5.50% Pfd. DECS                      3,000      97,500
-------------------------------------------------------------------------

PERSONAL CARE - 0.07%

Estee Lauder Cos. Inc. - $3.805 Conv. Pfd.                400      34,625
-------------------------------------------------------------------------

TELECOMMUNICATIONS - 0.12%

Broadwing Inc. - Series B, $3.375 Conv. Pfd.              990      58,657
-------------------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE) - 0.66%

WinStar Communications, Inc. - Series F,
 $72.50 Conv. Pfd.                                        237     315,803
-------------------------------------------------------------------------

TELEPHONE - 0.16%

NEXTLINK Communications, Inc. - $3.25 Conv. Pfd.          400      76,750
-------------------------------------------------------------------------

WATER UTILITIES - 0.18%

AES Trust III - $3.375 Conv. Pfd.                       1,400      86,275
-------------------------------------------------------------------------
  Total Domestic Preferred Stocks
   (Cost $876,497)                                                987,935
-------------------------------------------------------------------------

                             AIM V.I. BALANCED FUND                       19

                                                        PRINCIPAL    MARKET
                                                          AMOUNT      VALUE

NON-U.S. DOLLAR DENOMINATED BONDS & NOTES - 2.18%(e)

AUSTRALIA - 0.12%

New South Wales Treasury Corp. - Series 4
(Sovereign Debt), Gtd. Notes, 7.00%, 04/01/04      AUD  $   55,000 $    36,310
------------------------------------------------------------------------------
State Bank New South Wales - Series E (Banks-Major
 Regional), Sr. Unsec. Gtd. Medium Term Notes,
 8.63%, 08/20/01                                   AUD      30,000      20,352
------------------------------------------------------------------------------
                                                                        56,662
------------------------------------------------------------------------------

CANADA - 0.12%

Clearnet Communications, Inc.
 (Telecommunications - Cellular/Wireless), Sr.
 Unsec. Disc. Notes, 10.75%, 02/15/09(b)           CAD      50,000      20,266
------------------------------------------------------------------------------
Export Development Corp. (Sovereign Debt), Sr.
 Unsub. Notes, 6.50%, 12/21/04                     NZD      75,000      37,136
------------------------------------------------------------------------------
                                                                        57,402
------------------------------------------------------------------------------

DENMARK - 0.20%

Kingdom of Denmark (Sovereign Debt), Bonds, 5.00%,
 08/15/05                                          DKK     730,000      97,427
------------------------------------------------------------------------------

GERMANY - 0.22%

Bundesrepublik Deutschland (Sovereign Debt),
 Series 92  Bonds, 7.25%, 10/21/02                 EUR      20,000      21,537
------------------------------------------------------------------------------
Landesbank Baden-Wuerttemberg (Banks - Major
 Regional), Sr. Unsec. Unsub. Medium Term Notes,
 6.25%, 12/15/04                                   AUD     100,000      62,684
------------------------------------------------------------------------------
Treuhandanstalt (Sovereign Debt), Gtd. Notes,
 6.00%, 11/12/03                                   EUR      20,000      20,973
------------------------------------------------------------------------------
                                                                       105,194
------------------------------------------------------------------------------

GREECE - 0.16%

Hellenic Republic (Sovereign Debt), Bonds,
 6.60%, 01/15/04                                   GRD  26,000,000      79,762
------------------------------------------------------------------------------

NETHERLANDS - 0.29%

Dresdner Finance B.V.-Series 11 (Banks - Major
 Regional), Floating Rate Gtd. Notes,
 3.56%, 07/30/03                                   EUR      60,000      60,261
------------------------------------------------------------------------------
Hypovereins Finance N.V.-Series E (Banks - Major
 Regional), Gtd. Medium Term Notes,
 6.00%, 03/12/07                                   DEM      25,000      12,899
------------------------------------------------------------------------------
Mannesmann Finance B.V. (Machinery - Diversified),
 Gtd. Unsec. Unsub. Notes, 4.75%, 05/27/09         EUR      10,000       8,874
------------------------------------------------------------------------------
SPT Telecom A.S. (Telecommunications - Long
 Distance),  Gtd. Unsec. Unsub. Notes,
 5.13%, 05/07/03                                   DEM      60,000      30,602
------------------------------------------------------------------------------
Tecnost International Finance N.V. - Series E
 (Telephone), Medium Term Gtd. Notes, 6.13%,
 07/30/09                                          EUR      30,000      29,076
------------------------------------------------------------------------------
                                                                       141,712
------------------------------------------------------------------------------

NEW ZEALAND - 0.24%

International Bank for Reconstruction & Development
 (Banks - Money Center), Unsec. Notes,
 5.50%, 04/15/04                                   NZD     200,000      96,782
------------------------------------------------------------------------------

                                                          PRINCIPAL   MARKET
                                                           AMOUNT      VALUE

NEW ZEALAND - (CONTINUED)

New Zealand Government -
 Series 302 (Sovereign Debt), Bonds,
  10.00%, 03/15/02                                   NZD     20,000 $    11,155
-------------------------------------------------------------------------------
 Series 404 (Sovereign Debt), Bonds,
  8.00%, 04/15/04                                    NZD     15,000       8,098
-------------------------------------------------------------------------------
                                                                        116,035
-------------------------------------------------------------------------------

SWEDEN - 0.37%

Stadshypotek A.B. - Series 1562 (Banks-Regional),
 Bonds, 3.50%, 09/15/04                              SEK  1,000,000     105,693
-------------------------------------------------------------------------------
Swedish Government - Series 1035 (Sovereign Debt),
 Bonds, 6.00%, 02/09/05                              SEK    600,000      72,191
-------------------------------------------------------------------------------
                                                                        177,884
-------------------------------------------------------------------------------

UNITED KINGDOM - 0.46%

Lloyds Bank PLC-Series E (Banks-Major Regional), Medium
 Term Sub. Notes, 5.25%, 07/14/08                    DEM     50,000      24,449
-------------------------------------------------------------------------------
Merrill Lynch & Co., Inc. - Series E (Investment
 Banking/Brokerage), Sr. Unsec. Unsub. Medium Term
 Notes, 7.38%, 12/17/07                              GBP     55,000      90,047
-------------------------------------------------------------------------------
National Power PLC (Electric Companies), Sr. Unsec.
 Unsub. Bonds, 8.00%, 02/21/07                       AUD    100,000      64,916
-------------------------------------------------------------------------------
National Westminster Bank PLC - Series E (Banks-Money
 Center), Unsec. Unsub. Medium Term Bonds, 5.13%,
 06/30/11                                            EUR     30,000      27,066
-------------------------------------------------------------------------------
Union Bank Switzerland London, (Banks-Major Regional),
 Unsec. Sub. Notes, 7.38%, 11/26/04                  GBP     10,000      16,372
-------------------------------------------------------------------------------
                                                                        222,850
-------------------------------------------------------------------------------
  Total Non-U.S. Dollar Denominated Bonds & Notes (Cost
   $1,108,644)                                                        1,054,928
-------------------------------------------------------------------------------
                                                           SHARES

FOREIGN STOCKS - 5.10%

BERMUDA - 0.85%

Global Crossing Ltd. (Telecommunications-Long
 Distance)(c)                                                 8,254     412,700
-------------------------------------------------------------------------------

CANADA - 0.35%

AT&T Canada, Inc. (Telephone)(c)                              4,200     169,050
-------------------------------------------------------------------------------

FINLAND - 1.93%

Nokia Oyj-ADR (Communications Equipment)                      3,200     608,000
-------------------------------------------------------------------------------
Sonera Oyj (Telecommunications-Cellular/Wireless)             4,700     321,898
-------------------------------------------------------------------------------
                                                                        929,898
-------------------------------------------------------------------------------

FRANCE - 0.33%

AXA (Insurance-Multi-Line)                                      340      47,359
-------------------------------------------------------------------------------
AXA-ADR (Insurance-Multi-Line)                                1,600     113,600
-------------------------------------------------------------------------------
                                                                        160,959
-------------------------------------------------------------------------------

GERMANY - 0.33%

Mannesmann A.G. (Machinery-Diversified)                         666     160,500
-------------------------------------------------------------------------------

ISRAEL - 0.17%

Partner Communications Co. Ltd. - ADR
 (Telecommunications-Cellular/Wireless)(c)                    3,100      80,212
-------------------------------------------------------------------------------

20                           AIM V.I. BALANCED FUND

                                                                      MARKET
                                                           SHARES      VALUE

NETHERLANDS--0.36%

Libertel N.V. (Telecommunications-Cellular/Wireless)(c)       6,600     172,707
-------------------------------------------------------------------------------

SOUTH KOREA--0.32%

Korea Telecom Corp. - ADR (Telephone)                         2,084     155,779
-------------------------------------------------------------------------------

SPAIN--0.46%

Telefonica S.A. (Telephone)(c)                                7,000     174,720
-------------------------------------------------------------------------------
Terra Networks, S.A. (Computers-Software & Services)(c)         900      49,140
-------------------------------------------------------------------------------
                                                                        223,860
-------------------------------------------------------------------------------
  Total Foreign Stocks (Cost $1,401,762)                              2,465,665
-------------------------------------------------------------------------------
                                                          PRINCIPAL
                                                           AMOUNT

U.S. GOVERNMENT AGENCY SECURITIES - 1.62%

FEDERAL NATIONAL MORTGAGE ASSOCIATION
 ("FNMA")--1.24%
Medium Term Notes, 6.18%, 03/15/01                         $300,000     299,019
-------------------------------------------------------------------------------
Pass through certificates, 6.50%, 11/01/28                  318,984     300,541
-------------------------------------------------------------------------------
                                                                        599,560
-------------------------------------------------------------------------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ("GNMA") - 0.38%

Pass through certificates 6.50%, 03/15/29                   196,178     184,162
-------------------------------------------------------------------------------
  Total U.S. Government Agency Securities
   (Cost $819,115)                                                      783,722
-------------------------------------------------------------------------------

U.S. TREASURY SECURITIES - 8.61%

U.S. Treasury Notes - 8.61%
 5.75%, 04/30/03(f)                                         600,000     589,320
-------------------------------------------------------------------------------
 7.25%, 08/15/04(f)                                         300,000     309,420
-------------------------------------------------------------------------------
 5.88%, 11/15/04(f)                                         250,000     245,077
-------------------------------------------------------------------------------
 6.50%, 08/15/05 to 10/15/06(f)                           2,000,000   1,996,340
-------------------------------------------------------------------------------
 6.88%, 05/15/06                                          1,000,000   1,017,050
-------------------------------------------------------------------------------
  Total U.S. Treasury Securities (Cost $4,223,663)                    4,157,207
-------------------------------------------------------------------------------

                                      NUMBER OF EXERCISE EXPIRATION
                                      CONTRACTS  PRICE      DATE
OPTIONS PURCHASED - 0.01%

ELECTRONICS (DEFENSE) - 0.01%

General Motors Corp. - Class H (Cost
 $5,886)                                  12       90      Jan-00   2,475
-------------------------------------------------------------------------

                                                     SHARES
MONEY MARKET FUNDS - 10.36%

STIC Liquid Assets Portfolio(g)                     2,501,867   2,501,867
-------------------------------------------------------------------------
STIC Prime Portfolio(g)                             2,501,867   2,501,867
-------------------------------------------------------------------------
  Total Money Market Funds
   (Cost $5,003,734)                                            5,003,734
-------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.00%
 (COST $41,658,737)                                            47,823,921
-------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES - 1.00%                             483,149
-------------------------------------------------------------------------
NET ASSETS - 100.00%                                          $48,307,070
=========================================================================

Investment Abbreviations:

 ADR    - American Depositary Receipt
 AUD    - Australian Dollar
 CAD    - Canadian Dollars
 Conv.  - Convertible
 Ctfs.  - Certificates
 Deb.   - Debentures
 DECS   - Dividend Enhanced Convertible Stock
 DEM    - German Deutsche Mark
 Disc.  - Discounted
 GBP    - British Pound Sterling
 Gtd.   - Guaranteed
 NZD    - New Zealand Dollar
 Pfd.   - Preferred
 Sec.   - Secured
 SEK    - Swedish Krona
 Sr.    - Senior
 Sub.   - Subordinated
 Unsec. - Unsecured
 Unsub. - Unsubordinated

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Directors. The aggregate market value of these securities at 12/31/99 was $1,866,178 which represented 3.86% of the Fund's net assets.
(b) Discounted bond at purchase. Interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(c) Non-income producing security.
(d) A portion of this security is subject to call options written. See Note 6.
(e) Foreign denominated securities. Par value and coupon are denominated in currency indicated.
(f) A portion of this principal was pledged as collateral to cover margin contracts for open future contracts. See Note 7.
(g) The money market fund has the same investment advisor as the Fund.


See Notes to Financial Statements.

                            AIM V.I. BALANCED FUND                         21

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

ASSETS:

Investments, at market value (cost $41,658,737)           $47,823,921
---------------------------------------------------------------------
Foreign currencies (cost $74,467)                              71,304
---------------------------------------------------------------------
Receivables for:
 Investments sold                                             333,631
---------------------------------------------------------------------
 Capital stock sold                                            82,775
---------------------------------------------------------------------
 Dividends and interest                                       357,835
---------------------------------------------------------------------
 Forward currency contracts open                                8,321
---------------------------------------------------------------------
 Variation margin                                               7,650
---------------------------------------------------------------------
Investment for deferred compensation plan                       8,705
---------------------------------------------------------------------
  Total assets                                             48,694,142
---------------------------------------------------------------------

LIABILITIES:

Payables for:
 Investments purchased                                        287,829
---------------------------------------------------------------------
 Options written (premiums received $20,258)                   16,338
---------------------------------------------------------------------
 Deferred compensation plan                                     8,705
---------------------------------------------------------------------
Accrued advisory fees                                          33,728
---------------------------------------------------------------------
Accrued administrative services                                14,516
---------------------------------------------------------------------
Accrued operating expenses                                     25,956
---------------------------------------------------------------------
  Total liabilities                                           387,072
---------------------------------------------------------------------
Net assets applicable to shares outstanding               $48,307,070
=====================================================================

CAPITAL SHARES, $0.001 PAR VALUE PER SHARE:

 Authorized                                               250,000,000
---------------------------------------------------------------------
 Outstanding                                                3,703,261
=====================================================================
Net asset value, offering and redemption price per share  $     13.04
=====================================================================


STATEMENT OF OPERATIONS

For the year ended December 31, 1999

INVESTMENT INCOME:

Interest                                                          $  948,294
-----------------------------------------------------------------------------
Dividends (net of foreign withholding tax $799)                      137,885
-----------------------------------------------------------------------------
   Total investment income                                         1,086,179
-----------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                        210,282
-----------------------------------------------------------------------------
Administrative services fees                                          59,327
-----------------------------------------------------------------------------
Printing fees                                                         18,702
-----------------------------------------------------------------------------
Professional fees                                                     28,407
-----------------------------------------------------------------------------
Custodian fees                                                        34,382
-----------------------------------------------------------------------------
Directors' fees                                                        7,352
-----------------------------------------------------------------------------
Other                                                                  8,631
-----------------------------------------------------------------------------
   Total expenses                                                    367,083
-----------------------------------------------------------------------------
Less: Fees waived by advisor                                         (26,814)
-----------------------------------------------------------------------------
  Expenses paid indirectly                                              (529)
-----------------------------------------------------------------------------
   Net expenses                                                      339,740
-----------------------------------------------------------------------------
Net investment income                                                746,439
-----------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES,
 FOREIGN CURRENCIES, FOREIGN CURRENCY CONTRACTS AND FUTURES AND
 OPTION CONTRACTS:

Net realized gain (loss) from:
   Investment securities                                            (565,510)
-----------------------------------------------------------------------------
   Foreign currencies                                                  2,366
-----------------------------------------------------------------------------
   Foreign currency contracts                                         (3,513)
-----------------------------------------------------------------------------
   Futures contracts                                                 574,474
-----------------------------------------------------------------------------
   Option contracts written                                              893
-----------------------------------------------------------------------------
                                                                       8,710
-----------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
   Investment securities                                           5,583,828
-----------------------------------------------------------------------------
   Foreign currencies                                                 (3,959)
-----------------------------------------------------------------------------
   Foreign currency contracts                                          8,768
-----------------------------------------------------------------------------
   Futures contracts                                                 (15,441)
-----------------------------------------------------------------------------
   Option contracts written                                            3,920
-----------------------------------------------------------------------------
                                                                   5,577,116
-----------------------------------------------------------------------------
 Net gain from investment securities, foreign currencies, foreign
  currency contracts and futures and option contracts              5,585,826
-----------------------------------------------------------------------------
Net increase in net assets resulting from operations              $6,332,265
=============================================================================

See Notes to Financial Statements.

22                           AIM V.I. BALANCED FUND

STATEMENT OF CHANGES IN NET ASSETS

For the year ended December 31, 1999 and the period May 1, 1998 (date operations commenced) through December 31, 1998

                                                            1999         1998
                                                        -----------  -----------
OPERATIONS:

 Net investment income                                  $   746,439  $   105,191
---------------------------------------------------------------------------------
 Net realized gain from investment securities, foreign
  currencies, foreign currency contracts and futures
  and option contracts                                        8,710      135,495
---------------------------------------------------------------------------------
 Change in net unrealized appreciation of investment
  securities, foreign currencies, foreign currency
  contracts and futures and option contracts              5,577,116      700,688
---------------------------------------------------------------------------------
   Net increase in net assets resulting from operations   6,332,265      941,374
---------------------------------------------------------------------------------
 Dividends to Shareholders from net investment income      (600,086)    (115,294)
---------------------------------------------------------------------------------
 Distributions to Shareholders from net realized gains     (230,004)     (20,295)
---------------------------------------------------------------------------------
 Net increase from capital stock transactions            32,461,559    9,537,551
---------------------------------------------------------------------------------
   Net increase in net assets                            37,963,734   10,343,336
---------------------------------------------------------------------------------

NET ASSETS:

 Beginning of period                                     10,343,336           --
---------------------------------------------------------------------------------
 End of period                                          $48,307,070  $10,343,336
=================================================================================

NET ASSETS CONSIST OF:

 Capital (par value and additional paid-in)             $41,997,980  $ 9,536,421
---------------------------------------------------------------------------------
 Undistributed net investment income (loss)                 122,628       (2,790)
---------------------------------------------------------------------------------
 Undistributed net realized gain (loss) from investment
  securities, foreign currencies, foreign currency
  contracts and futures and option contracts                (91,342)     109,017
---------------------------------------------------------------------------------
 Unrealized appreciation of investment securities,
  foreign currencies, foreign currency contracts and
  futures and option contracts                            6,277,804      700,688
---------------------------------------------------------------------------------
                                                        $48,307,070  $10,343,336
=================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 1999

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM V.I. Balanced Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seventeen separate portfolios. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is to achieve as high a total return to investors as possible, consistent with preservation of capital.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations--A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's

                             AIM V.I. BALANCED FUND                           23
   net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.
   On December 31, 1999, undistributed net investment income was decreased by $20,935 and, undistributed net realized gains increased by $20,935 as a result of differing book/tax treatment of foreign currency transactions and other reclassifications. Net assets of the Fund were unaffected by the reclassifications.
C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S.
   dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

   Outstanding foreign currency contracts at December 31, 1999 were as follows:

                              CONTRACT TO
     SETTLEMENT            ------------------           UNREALIZED
        DATE      CURRENCY  DELIVER  RECEIVE   VALUE   APPRECIATION
     ----------   -------- --------- -------- -------- ------------
     01/24/00       SEK    1,500,000 $184,884 $176,563    $8,321
    ===============================================================

G. Futures Contracts - The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred.
   When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.
H. Covered Call Options - The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
I. Put Options - The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.

24                          AIM V.I. BALANCED FUND

J. Bond Premiums--It is the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $150 million of the Fund's average daily net assets, plus 0.50% of the Fund's average daily net assets in excess of $150 million. During the year ended December 31, 1999, AIM waived fees of $26,814.
 The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services and other administrative services to the Fund. For the year ended December 31, 1999, the Fund paid AIM $59,327 of which AIM retained $43,975 for such services.
 The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. Certain officers and directors of the Company are officers of AIM and AIM Distributors.
 During the year ended December 31, 1999, the Fund paid legal fees of $3,358 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3 - INDIRECT EXPENSES
During the year ended December 31, 1999, the Fund received reductions in custodian fees of $529 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $529 during the year ended December 31, 1999.

NOTE 4 - DIRECTORS' FEES
Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6 - CALL OPTION CONTRACTS
Transactions in call options written during the year ended December 31, 1999 are summarized as follows:

                        CALL OPTION
                         CONTRACTS
                     ------------------
                     NUMBER OF PREMIUMS
                     CONTRACTS RECEIVED
                     --------- --------
Beginning of period      --    $     --
----------------------------------------
Written                  71      52,994
----------------------------------------
Closed                  (24)    (32,736)
----------------------------------------
End of period            47    $ 20,258
========================================

Open call option contracts written at December 31, 1999 were as follows:

                                                           DECEMBER 31,  UNREALIZED
                        CONTRACT STRIKE NUMBER OR PREMIUMS 1999 MARKET   APPRECIATION
        ISSUE            MONTH   PRICE  CONTRACTS RECEIVED    VALUE     (DEPRECIATION)
----------------------  -------- ------ --------- -------- ------------ -------------
America Online Inc.      Jan-00   $88       30    $11,565    $ 5,625       $ 5,940
--------------------------------------------------------------------------------------
General Motors Corp.-
 Class H                 Jan-00   100       12      5,213      3,525         1,688
--------------------------------------------------------------------------------------
Int'l Business Machine
 Corp.                   Jan-00    95        5      3,480      7,188        (3,708)
--------------------------------------------------------------------------------------
                                            47    $20,258    $16,338       $ 3,920
======================================================================================

NOTE 7 - FUTURES CONTRACTS
On December 31, 1999, $3,023,125 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts were as follows:

                NO. OF     MONTH/    UNREALIZED
CONTRACT       CONTRACTS COMMITMENT APPRECIATION
--------       --------- ---------- ------------
S&P 500 Index       9    Mar-00/Buy   $104,334
================================================

NOTE 8 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1999 was $43,855,419 and $13,491,663, respectively.
The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 1999 is as follows:

Aggregate unrealized appreciation of investment securities    $7,301,376
-------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities  (1,145,225)
-------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $6,156,151
=========================================================================

Cost of investments for tax purposes is $41,667,770.

                            AIM V.I. BALANCED FUND                       25

NOTE 9--CAPITAL STOCK
Changes in capital stock outstanding during the years ended December 31, 1999 and 1998 were as follows:

                                   1999                   1998
                           ----------------------  -------------------
                            SHARES      AMOUNT     SHARES     AMOUNT
                           ---------  -----------  -------  ----------
Sold                       2,956,052  $34,512,915  954,695  $9,785,741
-----------------------------------------------------------------------
Issued as reinvestment of
 dividends                    66,460      830,090   12,578     135,589
-----------------------------------------------------------------------
Reacquired                  (247,878)  (2,881,446) (38,646)   (383,779)
-----------------------------------------------------------------------
                           2,774,634  $32,461,559  928,627  $9,537,551
=======================================================================

NOTE 10 - FINANCIAL HIGHLIGHTS
Shown below are the financial highlights for a share outstanding of the Fund during the year ended December 31, 1999 and the period May 1, 1998 (date operation commenced) through December 31, 1998.

                                               1999(a)      1998
                                               -------     -------
Net asset value, beginning of period           $ 11.14     $ 10.00
----------------------------------------------------------------------
Income from investment operations:
  Net investment income                           0.31        0.12
----------------------------------------------------------------------
  Net gains on securities (both realized and
   unrealized)                                    1.83        1.18
----------------------------------------------------------------------
   Total from investment operations               2.14        1.30
----------------------------------------------------------------------
Less Distributions:
  Dividends from net investment income           (0.17)      (0.14)
----------------------------------------------------------------------
  Distributions from net realized gains          (0.07)      (0.02)
----------------------------------------------------------------------
   Total Distributions                           (0.24)      (0.16)
----------------------------------------------------------------------
Net asset value, end of period                 $ 13.04     $ 11.14
======================================================================
Total return(b)                                  19.31%      13.02%
======================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)       $48,307     $10,343
======================================================================
Ratio of expenses to average net assets(c)        1.21%(d)    1.18%(e)
======================================================================
Ratio of net investment income to average net
 assets(f)                                        2.66%(d)    3.71%(e)
======================================================================
Portfolio turnover rate                             57%          9%
======================================================================

(a) Calculated using average shares outstanding.
(b) Total return is not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.31% and 2.83% (annualized) for 1999 and 1998, respectively.
(d) Ratios are based on average net assets of $28,037,647.
(e) Annualized.
(f) After fee waivers and/or expense reimbursements. Ratio of net investment income to average net assets prior to fee waivers and/or expense reimbursement were 2.56% and 2.07% (annualized) for 1999 and 1998, respectively.

26                          AIM V.I. BALANCED FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors
AIM Variable Insurance Funds, Inc.

We have audited the accompanying statement of assets and liabilities of AIM V.I. Balanced Fund, a series of shares of common stock of AIM Variable Insurance Funds, Inc. including the schedule of investments as of December 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period May 1, 1998 (commencement of operations) through December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Balanced Fund, as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period May 1, 1998 (commencement of operations) through December 31, 1998 in conformity with generally accepted accounting principles.

                                              TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2000

                             AIM V.I. BALANCED FUND                         27

DIRECTORS, OFFICERS,      BOARD OF DIRECTORS                      OFFICERS                   OFFICE OF THE FUND
AND OTHER SERVICE
PROVIDERS OF AIM          Charles T. Bauer                        Charles T. Bauer           11 Greenway Plaza
VARIABLE INSURANCE        Chairman                                Chairman                   Suite 100
FUNDS, INC.               A I M Management Group Inc.                                        Houston, TX 77046
                                                                  Robert H. Graham           (800) 347-1919
                          Bruce L. Crockett                       President
                          Director                                                           INVESTMENT ADVISOR
                          ACE Limited;                            Carol F. Relihan
                          Formerly Director, President, and       Senior Vice President      A I M Advisors, Inc.
                          Chief Executive Officer                 and Secretary              11 Greenway Plaza
                          COMSAT Corporation                                                 Suite 100
                                                                  Gary T. Crum               Houston, TX 77046
                          Owen Daly II                            Senior Vice President
                          Director                                                           TRANSFER AGENT AND CUSTODIAN
                          Cortland Trust Inc.                     Dana R. Sutton
                                                                  Vice President and         State Street Bank and Trust Company
                          Edward K. Dunn Jr.                      Treasurer                  225 Franklin Street
                          Chairman, Mercantile Mortgage Corp.;                               Boston, MA 02110
                          Formerly Vice Chairman, President       Robert G. Alley
                          and Chief Operating Officer,            Vice President             COUNSEL TO THE FUNDS
                          Mercantile-Safe Deposit & Trust Co.;
                          and President, Mercantile Bankshares    Stuart W. Coco             Freedman, Levy, Kroll &
                                                                  Vice President             Simonds
                          Jack Fields                                                        1050 Conn. Avenue, N.W.
                          Chief Executive Officer                 Melville B. Cox            Washington, D.C. 20036
                          Texana Global Inc.;                     Vice President
                          Formerly, Member of the                                            COUNSEL TO THE DIRECTORS
                          U.S. House of Representatives           Karen Dunn Kelley
                                                                  Vice President             Kramer, Levin, Naftalis & Frankel LLP
                          Carl Frischling                                                    919 Third Avenue
                          Partner                                 Edgar M. Larsen            New York, NY 10022
                          Kramer, Levin, Naftalis & Frankel LLP   Vice President
                                                                                             DISTRIBUTOR
                          Robert H. Graham                        Mary J. Benson
                          President and Chief Executive Officer   Assistant Vice President   A I M Distributors, Inc.
                          A I M Management Group Inc.             and Assistant Treasurer    11 Greenway Plaza
                                                                                             Suite 100
                          Prema Mathai-Davis                      Sheri Morris               Houston, TX 77046
                          Chief Executive Officer, YWCA of the    Assistant Vice President
                          U.S.A.                                  and Assistant Treasurer    INDEPENDENT AUDITORS

                          Lewis F. Pennock                        Renee A. Friedli           Tait, Weller & Baker
                          Attorney                                Assistant Secretary        8 Penn Center Plaza
                                                                                             Suite 800
                          Louis S. Sklar                          P. Michelle Grace          Philadelphia, PA 19103
                          Executive Vice President                Assistant Secretary
                          Hines Interests
                          Limited Partnership                     Nancy L. Martin
                                                                  Assistant Secretary

                                                                  Ofelia M. Mayo
                                                                  Assistant Secretary

                                                                  Lisa A. Moss
                                                                  Assistant Secretary

                                                                  Kathleen J. Pflueger
                                                                  Assistant Secretary

                                                                  Samuel D. Sirko
                                                                  Assistant Secretary

                                                                  Stephen I. Winer
                                                                  Assistant Secretary


REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)
AIM V.I. Balanced Fund paid ordinary dividends in the amount of $0.201 per share to shareholders during its tax year ended December 31, 1999. Of these amounts 12.43% is eligible for the dividends received deduction for corporations.

The Fund also distributed long-term capital gains of $134,890 during the Fund's tax year ended December 31, 1999. Of long-term capital gains distributed, 100% is 20% rate gain.

28                          AIM V.I. BALANCED FUND

The Managers' Overview

MEET AIM V.I. BLUE CHIP FUND

A roundtable discussion with the fund management team for AIM V.I. Blue Chip Fund for the fiscal year ended December 31, 1999.

Q. AIM V.I. BLUE CHIP FUND HAD                       -----------------             Q. HOW WILL THE FUND BE POSITIONED GOING FORWARD?
BEEN IN EXISTENCE FOR ONLY A                                                       A. Because we actively manage the fund, we can
COUPLE OF DAYS WHEN THE REPORT-                    ...we look for stocks           make active stock selection, stock weighting
ING PERIOD ENDED. WHAT IS THE                                                      and sector allocation decisions that give us
FUND'S STRATEGY?                                that we think will most benefit    the flexibility  to position the fund in dif-
A. The fund uses a core equity strategy                                            frent market environments. Regardless of market
that blends the best of AIM's growth             the fund over the long term.      trends in the coming year, we will adhere to
and value investment styles by focusing                                            our investment discipline to determine which
on high-conviction ideas within a                    -----------------             companies may benefit the fund in the year
diversified framework. What that means                                             ahead and beyond.
is we look for stocks that we think             For the fund's portfolio, we
will most benefit the fund over the long    select the top-performing companies
term. We use a bottom-up process to         from across all business sectors of
build the portfolio, focusing on            the fund's primary benchmark, the
fundamentals such as earnings growth and    Russell 1000 Index.  These sectors
attractive valuations when we look at       include consumer staples, financial
potential holdings.                         services, health care and technology,
                                            among others. We think the fund's broad
                                            diversification across holdings and
                                            market sectors can potentially dampen
                                            volatility for the fund and still allow
                                            it to produce excellent returns.





The unmanaged Russell 1000 Stock Index is generally considered representative of the performance of stocks of large-capitalization companies.


                            AIM V.I. BLUE CHIP FUND                        29

SCHEDULE OF INVESTMENTS

December 31, 1999

                                                     PRINCIPAL  MARKET
                                                      AMOUNT    VALUE
U.S. GOVERNMENT AGENCY SECURITIES - 16.50%

FEDERAL HOME LOAN BANK - 16.50%

Disc. Notes, 1.50%, 01/03/00 (Cost $164,986)(a)      $ 165,000 $164,986
--------------------------------------------------------------------------

U.S. TREASURY SECURITIES - 8.40%

U.S. TREASURY BILLS - 8.40%

4.95%, 03/30/00 (Cost $83,960)(a)                    85,000(b)   83,964
--------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 53.89%(c)

Bank of America Securities, 3.15%, 01/03/00(d)          38,701   38,701
--------------------------------------------------------------------------
Bank One Capital Markets, Inc., 3.25%, 01/03/00(e)     230,000  230,000
--------------------------------------------------------------------------
CIBC Oppenheimer Corp., 3.25%, 01/30/00(f)             230,000  230,000
--------------------------------------------------------------------------
Greenwich Capital Markets, Inc., 3.30%, 01/03/00(g)     40,000   40,000
--------------------------------------------------------------------------
Total Repurchase Agreements (Cost $538,701)                     538,701
--------------------------------------------------------------------------

                                                      SHARES
MONEY MARKET FUNDS - 21.01%

STIC Liquid Assets Portfolio(h)                        104,999  104,999
--------------------------------------------------------------------------
STIC Prime Portfolio(h)                                104,999  104,999
--------------------------------------------------------------------------
Total Money Market Funds (Cost $209,998)                        209,998
--------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.80%
 (Cost $997,645)                                                997,649(i)
--------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES - 0.20%                             1,955
--------------------------------------------------------------------------
NET ASSETS - 100.00%                                           $999,604
==========================================================================

Investment Abbreviations:

Disc.- Discounted

NOTES TO SCHEDULE OF INVESTMENTS:
(a) Interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(b) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 5.
(c) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(d) Joint repurchase agreement entered into 06/30/99 with a maturing value of $470,258,225 and collateralized by $470,134,815 U.S. Government obligations, 4.75% to 5.25% due on 02/01/01 to 11/14/03 with an aggregate market value at 12/31/99 of $510,000,998.
(e) Joint repurchase agreement entered into 12/31/99 with a maturing value of $300,081,250 and collateralized by $304,417,000 U.S. Government obligations, 0% to 8.125% due 01/30/00 to 05/15/21 with an aggregate market value at 12/31/99 of $303,690,194.
(f) Joint repurchase agreement entered into 12/31/99 with a maturing value of $285,077,188 and collateralized by $285,000,000 U.S. Government obligations, 5.812% to 8.023% due 04/01/19 to 05/01/35 with an aggregate market value at 12/31/99 of $290,700,000.
(g) Joint repurchase agreement entered into 12/31/99 with a maturing value of $240,066,000 and collateralized by $343,554,149 U.S. Government obligations, 5.00% to 10.00% due 03/01/01 to 12/01/29 with an aggregate market value at 12/31/99 of $244,803,339.
(h) The money market fund has the same investment advisor as the Fund.
(i) Also represents cost for federal income tax purposes.


See Notes to Financial Statements.

30                          AIM V.I. BLUE CHIP FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

ASSETS:

Investments, at market value  (cost $997,645)             $   997,649
---------------------------------------------------------------------
Receivables for:
 Dividends and interest                                           157
---------------------------------------------------------------------
 Variation margin                                               1,870
---------------------------------------------------------------------
 Due from Advisor                                                 613
---------------------------------------------------------------------
  Total assets                                              1,000,289
---------------------------------------------------------------------

LIABILITIES:

Accrued advisory fees                                              41
---------------------------------------------------------------------
Accrued administrative services fees                              274
---------------------------------------------------------------------
Accrued operating expenses                                        370
---------------------------------------------------------------------
  Total liabilities                                               685
---------------------------------------------------------------------
Net assets applicable to shares outstanding               $   999,604
=====================================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

 Authorized                                               250,000,000
---------------------------------------------------------------------
 Outstanding                                                  100,001
---------------------------------------------------------------------
Net asset value, offering and redemption price per share  $     10.00
=====================================================================

STATEMENT OF OPERATIONS

For the period December 29, 1999 (date operations commenced) through December 31, 1999

INVESTMENT INCOME:

Interest                                                         $ 131
-----------------------------------------------------------------------
Dividends                                                          108
-----------------------------------------------------------------------
  Total investment income                                          239
-----------------------------------------------------------------------

EXPENSES:

Advisory fees                                                       41
-----------------------------------------------------------------------
Administrative services fees                                       274
-----------------------------------------------------------------------
Custodian fees                                                     170
-----------------------------------------------------------------------
Directors' fees                                                     43
-----------------------------------------------------------------------
Other                                                              156
-----------------------------------------------------------------------
  Total expenses                                                   684
-----------------------------------------------------------------------
Less: Fees waived and reimbursed by Advisor                       (613)
-----------------------------------------------------------------------
  Net expenses                                                      71
-----------------------------------------------------------------------
Net investment income                                              168
-----------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES:

Change in net unrealized appreciation (depreciation) of:
  Investment securities                                              4
-----------------------------------------------------------------------
  Futures contracts                                               (578)
-----------------------------------------------------------------------
Net gain (loss) on investment securities                          (574)
-----------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations  $(406)
=======================================================================

See Notes to Financial Statements.

                            AIM V.I. BLUE CHIP FUND                         31

STATEMENT OF CHANGES IN NET ASSETS

For the period December 29, 1999 (date operations commenced) through December 31, 1999

                                                                      1999
                                                                    ---------
OPERATIONS:

 Net investment income                                              $     168
------------------------------------------------------------------------------
 Change in net unrealized appreciation (depreciation) of investment
  securities                                                             (574)
------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from operations      (406)
------------------------------------------------------------------------------
 Net increase from capital stock transactions                       1,000,010
------------------------------------------------------------------------------
    Net increase in net assets                                        999,604
------------------------------------------------------------------------------

NET ASSETS:

Beginning of period                                                        --
------------------------------------------------------------------------------
End of period                                                       $ 999,604
==============================================================================

NET ASSETS CONSIST OF:

 Capital (par value and additional paid-in)                         $ 999,988
------------------------------------------------------------------------------
 Undistributed net investment income                                      190
------------------------------------------------------------------------------
 Unrealized appreciation (depreciation) of investment securities         (574)
------------------------------------------------------------------------------
                                                                    $ 999,604
==============================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 1999

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM V.I. Blue Chip Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seventeen separate portfolios. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund commenced operations December 29, 1999. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is to achieve long-term growth of capital.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
    Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.

32                          AIM V.I. BLUE CHIP FUND

B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. On December 31, 1999, undistributed net investment income was increased by $22 and paid-in capital decreased by $22 as a result of differing book/tax treatment of organizational costs reclassifications. Net assets of the Fund were unaffected by the reclassifications.
C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Futures Contracts - The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $350 million. During the period December 29, 1999 (date operations commenced) through December 31, 1999, AIM waived fees of $315 and reimbursed expenses of $298.
 The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services and other administrative services to the Fund. For the period December 29, 1999 (date operations commenced) through December 31, 1999, AIM was paid $0 for such services.
 The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. Certain officers and directors of the Company are officers of AIM and AIM Distributors.

NOTE 3 - DIRECTORS' FEES
Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4 - BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the period December 29, 1999 (date operations commenced) through December 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5 - FUTURES CONTRACTS
On December 31, 1999, $46,000 of the principal amount of U.S. Treasury obligations was pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts were as follows:

                                           UNREALIZED
               NO. OF                     APPRECIATION
CONTRACT      CONTRACTS MONTH/COMMITMENT (DEPRECIATION)
--------      --------- ---------------- --------------
S&P 500 Mini      11       Mar-00/Buy        $(578)

NOTE 6 - CAPITAL STOCK
Changes in capital stock outstanding during the period December 29, 1999 (date operations commenced) through December 31, 1999 were as follows:









                                                           1999
                                                    ------------------
                                                     SHARES    AMOUNT
                                                    ------- ----------
Sold                                                100,001 $1,000,010
======================================================================

                            AIM V.I. BLUE CHIP FUND                       33

NOTE 7 - FINANCIAL HIGHLIGHTS
 Shown below are the financial highlights for a share outstanding of the Fund during the period December 29, 1999 (date operations commenced) through December 31, 1999.

                                                                  1999
                                                                 ------
Net asset value, beginning of period                             $10.00
-------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.00
-------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               --
-------------------------------------------------------------------------
Net asset value, end of period                                   $10.00
=========================================================================
Total return(a)                                                    0.00%
=========================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $1,000
=========================================================================
Ratio of expenses to average net assets (b):
 With expense waiver and reimbursement                             1.30%
-------------------------------------------------------------------------
 Without expense waiver and reimbursement                         12.49%
=========================================================================
Ratio of net investment income (loss) to average net assets(b):
 With expense waiver and reimbursement                             3.07%
-------------------------------------------------------------------------
 Without expense waiver and reimbursement                         (8.12)%
=========================================================================
Portfolio turnover rate                                              --
=========================================================================

(a) Total returns are not annualized for periods less than one year.
(b) Ratios are annualized and based on average net assets of $666,531.

34                          AIM V.I. BLUE CHIP FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors
AIM Variable Insurance Funds, Inc.

We have audited the accompanying statement of assets and liabilities of AIM V.I. Blue Chip Fund, a series of shares of common stock of AIM Variable Insurance Funds, Inc. including the schedule of investments as of December 31, 1999, the related statement of operations, the statement of changes in net assets and the financial highlights for the period December 29, 1999 (date operations commenced) through December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Blue Chip Fund, as of December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the period December 29, 1999 (date operations commenced) through December 31, 1999 in conformity with generally accepted accounting principles.

                                     TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2000

                            AIM V.I. BLUE CHIP FUND                        35

DIRECTORS, OFFICERS,      BOARD OF DIRECTORS                      OFFICERS                   OFFICE OF THE FUND
AND OTHER SERVICE
PROVIDERS OF AIM          Charles T. Bauer                        Charles T. Bauer           11 Greenway Plaza
VARIABLE INSURANCE        Chairman                                Chairman                   Suite 100
FUNDS, INC.               A I M Management Group Inc.                                        Houston, TX 77046
                                                                  Robert H. Graham           (800) 347-1919
                          Bruce L. Crockett                       President
                          Director                                                           INVESTMENT ADVISOR
                          ACE Limited;                            Carol F. Relihan
                          Formerly Director, President, and       Senior Vice President      A I M Advisors, Inc.
                          Chief Executive Officer                 and Secretary              11 Greenway Plaza
                          COMSAT Corporation                                                 Suite 100
                                                                  Gary T. Crum               Houston, TX 77046
                          Owen Daly II                            Senior Vice President
                          Director                                                           TRANSFER AGENT AND CUSTODIAN
                          Cortland Trust Inc.                     Dana R. Sutton
                                                                  Vice President and         State Street Bank and Trust Company
                          Edward K. Dunn Jr.                      Treasurer                  225 Franklin Street
                          Chairman, Mercantile Mortgage Corp.;                               Boston, MA 02110
                          Formerly Vice Chairman, President       Robert G. Alley
                          and Chief Operating Officer,            Vice President             COUNSEL TO THE FUNDS
                          Mercantile-Safe Deposit & Trust Co.;
                          and President, Mercantile Bankshares    Stuart W. Coco             Freedman, Levy, Kroll &
                                                                  Vice President             Simonds
                          Jack Fields                                                        1050 Conn. Avenue, N.W.
                          Chief Executive Officer                 Melville B. Cox            Washington, D.C. 20036
                          Texana Global Inc.;                     Vice President
                          Formerly, Member of the                                            COUNSEL TO THE DIRECTORS
                          U.S. House of Representatives           Karen Dunn Kelley
                                                                  Vice President             Kramer, Levin, Naftalis & Frankel LLP
                          Carl Frischling                                                    919 Third Avenue
                          Partner                                 Edgar M. Larsen            New York, NY 10022
                          Kramer, Levin, Naftalis & Frankel LLP   Vice President
                                                                                             DISTRIBUTOR
                          Robert H. Graham                        Mary J. Benson
                          President and Chief Executive Officer   Assistant Vice President   A I M Distributors, Inc.
                          A I M Management Group Inc.             and Assistant Treasurer    11 Greenway Plaza
                                                                                             Suite 100
                          Prema Mathai-Davis                      Sheri Morris               Houston, TX 77046
                          Chief Executive Officer, YWCA of the    Assistant Vice President
                          U.S.A.                                  and Assistant Treasurer    INDEPENDENT AUDITORS

                          Lewis F. Pennock                        Renee A. Friedli           Tait, Weller & Baker
                          Attorney                                Assistant Secretary        8 Penn Center Plaza
                                                                                             Suite 800
                          Louis S. Sklar                          P. Michelle Grace          Philadelphia, PA 19103
                          Executive Vice President                Assistant Secretary
                          Hines Interests
                          Limited Partnership                     Nancy L. Martin
                                                                  Assistant Secretary

                                                                  Ofelia M. Mayo
                                                                  Assistant Secretary

                                                                  Lisa A. Moss
                                                                  Assistant Secretary

                                                                  Kathleen J. Pflueger
                                                                  Assistant Secretary

                                                                  Samuel D. Sirko
                                                                  Assistant Secretary

                                                                  Stephen I. Winer
                                                                  Assistant Secretary

36                          AIM V.I. BLUE CHIP FUND

The Managers' Overview

TECH STOCKS SEND FUND RETURN SKYWARD

A roundtable discussion with the fund management team for AIM V.I. Capital
Appreciation Fund about the fiscal year ended December 31, 1999.

Q. HOW DID AIM V.I. CAPITAL APPRECIATION   interest rates when the Federal Reserve    around 6%, down from more than 11% six
FUND PERFORM DURING 1999?                  Board switched gears and adopted a         months ago.
A. For the year ended December 31, 1999,   "tightening bias." Despite persistent
cumulative total return for AIM V.I.       inflation fears, the U.S economy           Q. HOW DID TECHNOLOGY STOCKS HELP BOOST
Capital Appreciation Fund was an           continued to experience a near-record      THE PORTFOLIO'S RETURN?
impressive 44.61%. The fund's return       level of consumer confidence.              A. Technology was the big winner for
more than doubled those of its                Markets reached a fever pitch by the    most of 1999. Industries such as
benchmarks, the S&P 500 Index (which       end of 1999; driven by some leading        semiconductors, communications equipment
returned 21.03%) and the Russell Midcap    technology stocks, the Nasdaq (the         and computer software and services have
Index (which returned 18.23%).             leading technology index) finished the     performed well, and the portfolio has
                                           year up a stunning 85.59%. If the          quite a bit of exposure to all three, as
Q. WHAT WERE MARKETS LIKE DURING THE       current economic expansion lasts through   shown in the Top 10 Industries list.
FISCAL YEAR?                               the early months of 2000, it will become   VERITAS Software Corporation, our
A. Early in the year, a technology sell-   the longest expansion period in U.S.       largest equity holding, is the world's
off affected the portfolio because of      history.                                   largest maker of storage-management
our significant tech holdings. But the                                                software, which (among other functions)
markets rebounded when first-quarter       Q. HOW WAS THE FUND STRUCTURED AT THE      guards networks against data loss from
1999 earnings came in quite strong.        CLOSE OF THE YEAR?                         crashes and errors. The fund's second-
   In May, the Fed hinted that it might    A. At the end of 1999, technology stocks   largest equity holding, JDS Uniphase (in
raise interest rates, and in June it did   accounted for just over 46% of the         the communications-equipment industry),
so, raising the federal funds rate to 5%   fund's portfolio (up from almost 32% at    makes laser equipment to increase the
and announcing its shift to a neutral      June 30, 1999); consumer staples (such     carrying capacity of optical fibers.
bias. That announcement sparked a          as broadcasting, restaurants and food
"relief rally" in the markets.             retailers) comprised almost 15% and        Q. WHAT OTHER FACTORS CONTRIBUTED TO
   Late August and most of September saw   financial services some 6% (both almost    THE FUND'S GAINS?
a pretty severe sell-off as investors      unchanged since June); and consumer        A. Even in other sectors, technology-
fretted about the trade deficit, the       cyclicals (such as auto parts, home        related stocks helped the fund's
dollar and the possibility of higher       building and most retailers) stood at      performance. Our semiconductor holdings,
                                                                                      just
PORTFOLIO COMPOSITION

As of 12/31/99, based on total net assets

TOP 10 EQUITY HOLDINGS                     TOP 10 INDUSTRIES

  1. VERITAS Software Corporation 2.75%      1. Computers (Software & Services)   18.96%
  2. JDS Uniphase                 2.48       2. Communications Equipment          11.06
  3. Yahoo! Inc.                  2.33       3. Electronics (Semiconductors)       7.09
  4. America Online, Inc.         2.13       4. Electrical Equipment               4.99
  5. Corning, Inc.                2.11       5. Broadcasting
  6. VeriSign Inc.                1.81          (Television, Radio & Cable)        4.83
  7. Lycos, Inc.                  1.62       6. Services (Advertising & Marketing) 3.50
  8. Solectron Corp.              1.46       7. Oil & Gas (Drilling & Equipment)   3.09
  9. Nokia Oyj - ADR (Finland)    1.46       8. Services (Data Processing)         2.56
 10. Citrix Systems, Inc.         1.45       9. Computers (Peripherals)            2.41
                                            10. Health Care
                                                (Drugs-Generic & Other)            2.09

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.

                      AIM V.I. CAPITAL APPRECIATION FUND                      37

                                                                        [GRAPH APPEARS HERE]
over 7% of the portfolio, have all         RESULTS OF A $10,000 INVESTMENT
appreciated during the fiscal year. One    -------------------------------
such company is Analog Devices, a          5/5/93 - 12/31/99
leading maker of both analog and digital
integrated circuits, which translate       AVERAGE ANNUAL TOTAL RETURNS
real-world phenomena such as pressure,     As of 12/31/99
temperature and sound into digital         Inception (5/5/93)    22.33%
signals. We increased our holding in       5 Years               25.59
Analog Devices during the year.            1 Year                44.61

Q. WHAT IS YOUR OUTLOOK FOR THE                                                  AIM V.I. CAPITAL       RUSSELL       S & P
NEW YEAR?                                                                          APPRECIATION         MIDCAP         500
A. Small- and mid-cap stocks are still         (In thousands)                         FUND               INDEX        INDEX
historically undervalued. We expect them                                         -----------------------------------------------
to outperform large-cap stocks over the               5/5/93                         10,000              10,000       10,000
next 12 months. With valuations as low                 12/93                         11,949              11,136       10,807
as they are, we don't see the risk to                  12/94                         12,248              10,903       10,949
smaller stocks that we did at this time                12/95                         16,618              14,659       15,058
last year. Mid-cap stocks, often                       12/96                         19,540              17,445       18,513
overshadowed by the comforting, familiar               12/97                         22,179              22,505       24,687
large-caps and the sizzling dot-com                    12/98                         26,460              24,777       31,748
small-caps, offer unique advantages:                   12/99                         38,245              29,295       38,265
their management is usually a bit more         -------------------------
seasoned than that of small-caps and            SOURCE: LIPPER, INC.
startups, and they have a better chance         Past performance cannot guarantee comparable future results.
than large-caps to beat GDP growth and
to attack niche markets.                        MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN
   We will continue to seek out the best-       INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE
performing companies in the small-and           SHOWN.
mid-cap sectors; the fund should be well
positioned should there be an ongoing           The performance figures shown here, which represent AIM V.I. Capital
rally in small- and mid-cap stocks.             Appreciation Fund, are not intended to reflect actual annuity values, and they do not reflect charges at the separate-account level which (if applied)
                                                would lower them. AIM V.I. Capital Appreciation Fund's performance figures are historical, and they reflect changes in net asset value and the reinvestment of distributions. The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
                                                      The unmanaged Russell Midcap Index measures the performance of 800 selected common stocks of medium-sized domestic companies. The unmanaged
                                                Standard & Poor's Composite of 500 Stocks (the S&P 500) is generally considered representative of the performance of the stock market in general.
                                                Data for the indexes are for the period 4/30/93-12/31/99.
                                                      An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends.

38                    AIM V.I. CAPITAL APPRECIATION FUND

SCHEDULE OF INVESTMENTS

December 31, 1999

                                                              MARKET
                                                 SHARES       VALUE
COMMON STOCKS & OTHER
EQUITY INTERESTS - 94.37%

AIRLINES - 0.19%

Southwest Airlines Co.                            130,400 $    2,110,850
----------------------------------------------------------------------------

AUTO PARTS & EQUIPMENT - 0.52%

Danaher Corp.                                      72,500      3,498,125
----------------------------------------------------------------------------
SPX Corp.(a)                                       29,000      2,343,562
----------------------------------------------------------------------------
                                                               5,841,687
----------------------------------------------------------------------------

BANKS (MAJOR REGIONAL) - 0.50%

Northern Trust Corp.                              107,300      5,686,900
----------------------------------------------------------------------------

BANKS (REGIONAL) - 0.68%

Bank United Corp. - Class A                        58,000      1,580,500
----------------------------------------------------------------------------
Compass Bancshares, Inc.                           58,000      1,294,125
----------------------------------------------------------------------------
Old Kent Financial Corp.                           47,420      1,677,482
----------------------------------------------------------------------------
TCF Financial Corp.                                41,800      1,039,775
----------------------------------------------------------------------------
Zions Bancorp.(a)                                  34,800      2,059,725
----------------------------------------------------------------------------
                                                               7,651,607
----------------------------------------------------------------------------

BIOTECHNOLOGY - 1.30%

Biogen, Inc.(a)                                   144,900     12,244,050
----------------------------------------------------------------------------
Chiron Corp.(a)                                    58,000      2,457,750
----------------------------------------------------------------------------
                                                              14,701,800
----------------------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE) - 4.82%

Adelphia Communications Corp.(a)                   82,500      5,414,062
----------------------------------------------------------------------------
AMFM Inc.(a)                                      130,400     10,203,800
----------------------------------------------------------------------------
AT&T Corp. - Liberty Media Group - Class A(a)     173,900      9,868,825
----------------------------------------------------------------------------
Cox Communications, Inc. - Class A(a)              92,500      4,763,750
----------------------------------------------------------------------------
Hispanic Broadcasting Corp.(a)                     68,500      6,316,984
----------------------------------------------------------------------------
Univision Communications, Inc. - Class A(a)        85,000      8,685,937
----------------------------------------------------------------------------
USA Networks, Inc.(a)                              92,500      5,110,625
----------------------------------------------------------------------------
Westwood One, Inc.(a)                              55,100      4,187,600
----------------------------------------------------------------------------
                                                              54,551,583
----------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT - 11.05%

ADC Telecommunications, Inc.(a)                   117,600      8,533,350
----------------------------------------------------------------------------
Comverse Technology, Inc.(a)                       87,000     12,593,250
----------------------------------------------------------------------------
Corning, Inc.                                     184,700     23,814,756
----------------------------------------------------------------------------
General Instrument Corp.(a)                       110,100      9,358,500
----------------------------------------------------------------------------
JDS Uniphase Corp.(a)                             174,000     28,068,375
----------------------------------------------------------------------------
Lucent Technologies Inc.                           40,345      3,018,310
----------------------------------------------------------------------------
Motorola, Inc.                                     43,500      6,405,375
----------------------------------------------------------------------------
Nokia Oyj - ADR (Finland)                          87,000     16,530,000
----------------------------------------------------------------------------
QUALCOMM, Inc.(a)                                  58,000     10,222,500
----------------------------------------------------------------------------
Scientific-Atlanta, Inc.                          115,900      6,446,937
----------------------------------------------------------------------------
                                                             124,991,353
----------------------------------------------------------------------------








                                                                   MARKET
                                                      SHARES       VALUE
COMPUTERS (HARDWARE) - 1.28%

Apple Computer, Inc.(a)                                 58,000 $    5,963,125
-----------------------------------------------------------------------------
Comdisco, Inc.                                           4,200        156,450
-----------------------------------------------------------------------------
Gateway Inc.(a)                                        115,900      8,352,044
-----------------------------------------------------------------------------
                                                                   14,471,619
-----------------------------------------------------------------------------

COMPUTERS (NETWORKING) - 2.08%

Exodus Communications, Inc.(a)                          34,800      3,090,675
-----------------------------------------------------------------------------
VeriSign, Inc.(a)                                      107,000     20,430,312
-----------------------------------------------------------------------------
                                                                   23,520,987
-----------------------------------------------------------------------------

COMPUTERS (PERIPHERALS) - 2.40%

Adaptec, Inc.(a)                                       173,900      8,673,262
-----------------------------------------------------------------------------
EMC Corp.(a)(b)                                        121,500     13,273,875
-----------------------------------------------------------------------------
Lexmark International Group, Inc. - Class A(a)          58,000      5,249,000
-----------------------------------------------------------------------------
                                                                   27,196,137
-----------------------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES) - 18.94%

America Online, Inc.(a)                                318,900     24,057,019
-----------------------------------------------------------------------------
At Home Corp. - Series A(a)                             90,000      3,858,750
-----------------------------------------------------------------------------
BMC Software, Inc.(a)                                  104,900      8,385,444
-----------------------------------------------------------------------------
Business Objects S.A. - ADR (France)(a)                 40,600      5,425,175
-----------------------------------------------------------------------------
Check Point Software Technologies Ltd. (Israel)(a)      43,500      8,645,625
-----------------------------------------------------------------------------
Citrix Systems, Inc.(a)                                133,300     16,395,900
-----------------------------------------------------------------------------
Electronic Arts Inc.(a)                                 81,000      6,804,000
-----------------------------------------------------------------------------
Electronics for Imaging, Inc.(a)                       120,000      6,975,000
-----------------------------------------------------------------------------
Inktomi Corp.(a)                                       104,400      9,265,500
-----------------------------------------------------------------------------
Intuit Inc.(a)                                         217,400     13,030,412
-----------------------------------------------------------------------------
J.D. Edwards & Co.(a)                                  104,500      3,121,937
-----------------------------------------------------------------------------
Lycos, Inc.(a)                                         230,000     18,299,375
-----------------------------------------------------------------------------
Microsoft Corp.(a)                                      97,500     11,383,125
-----------------------------------------------------------------------------
RealNetworks, Inc.(a)                                   58,000      6,978,125
-----------------------------------------------------------------------------
Siebel Systems, Inc.(a)                                 69,600      5,846,400
-----------------------------------------------------------------------------
Synopsys, Inc.(a)                                       35,000      2,336,250
-----------------------------------------------------------------------------
Verio, Inc.(a)                                         130,400      6,022,850
-----------------------------------------------------------------------------
VERITAS Software Corp.(a)                              217,350     31,108,219
-----------------------------------------------------------------------------
Yahoo! Inc.(a)                                          60,900     26,350,669
-----------------------------------------------------------------------------
                                                                  214,289,775
-----------------------------------------------------------------------------

CONSUMER FINANCE - 1.70%

Capital One Financial Corp.                            136,200      6,563,137
-----------------------------------------------------------------------------
Providian Financial Corp.                              105,800      9,634,412
-----------------------------------------------------------------------------
SLM Holding Corp.                                       72,500      3,063,125
-----------------------------------------------------------------------------
                                                                   19,260,674
-----------------------------------------------------------------------------


                       AIM V.I. CAPITAL APPRECIATION FUND                   39

                                                              MARKET
                                                 SHARES       VALUE

ELECTRICAL EQUIPMENT - 4.98%

American Power Conversion Corp.(a)                304,400 $    8,028,550
------------------------------------------------------------------------
Conexant Systems, Inc.(a)                         177,100     11,755,012
------------------------------------------------------------------------
Sanmina Corp.(a)                                   58,000      5,792,750
------------------------------------------------------------------------
Solectron Corp.(a)                                173,900     16,542,237
------------------------------------------------------------------------
Symbol Technologies, Inc.                         152,175      9,672,623
------------------------------------------------------------------------
Vishay Intertechnology, Inc.(a)                   144,900      4,582,462
------------------------------------------------------------------------
                                                              56,373,634
------------------------------------------------------------------------

ELECTRONICS (DEFENSE) - 0.30%

General Motors Corp. - Class H(a)                  34,800      3,340,800
------------------------------------------------------------------------

ELECTRONICS (INSTRUMENTATION) - 1.23%

PE Corp - PE Biosystems Group                      98,600     11,862,812
------------------------------------------------------------------------
Waters Corp.(a)                                    37,700      1,998,100
------------------------------------------------------------------------
                                                              13,860,912
------------------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS) - 7.08%

Altera Corp.(a)                                   108,700      5,387,444
------------------------------------------------------------------------
Analog Devices, Inc.(a)                           155,400     14,452,200
------------------------------------------------------------------------
ASM Lithography Holding N.V. (Netherlands)(a)      37,700      4,288,375
------------------------------------------------------------------------
Atmel Corp.(a)                                    106,200      3,139,538
------------------------------------------------------------------------
Cypress Semiconductor Corp.(a)                    173,900      5,630,013
------------------------------------------------------------------------
Linear Technology Corp.                            79,200      5,667,750
------------------------------------------------------------------------
LSI Logic Corp.(a)                                 86,800      5,859,000
------------------------------------------------------------------------
Maxim Integrated Products, Inc.(a)                119,600      5,643,625
------------------------------------------------------------------------
Microchip Technology, Inc.(a)                      60,100      4,113,094
------------------------------------------------------------------------
PMC-Sierra, Inc.(a)                                87,700     14,059,406
------------------------------------------------------------------------
Vitesse Semiconductor Corp.(a)                    120,000      6,292,500
------------------------------------------------------------------------
Xilinx, Inc.(a)                                   123,000      5,592,656
------------------------------------------------------------------------
                                                              80,125,601
------------------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR) - 2.00%

Applied Materials, Inc.(a)                         29,000      3,673,938
------------------------------------------------------------------------
KLA-Tencor Corp.(a)                                69,600      7,751,700
------------------------------------------------------------------------
Novellus Systems, Inc.(a)                          29,000      3,553,406
------------------------------------------------------------------------
Teradyne, Inc.(a)                                 115,900      7,649,400
------------------------------------------------------------------------
                                                              22,628,444
------------------------------------------------------------------------

FINANCIAL (DIVERSIFIED) - 1.31%

American Express Co.                               33,300      5,536,125
------------------------------------------------------------------------
Citigroup Inc.                                     70,000      3,889,375
------------------------------------------------------------------------
MGIC Investment Corp.                              89,633      5,394,786
------------------------------------------------------------------------
                                                              14,820,286
------------------------------------------------------------------------

GAMING, LOTTERY & PARIMUTUEL COMPANIES - 0.34%

Park Place Entertainment(a)                       307,500      3,843,750
------------------------------------------------------------------------




                                                          MARKET
                                             SHARES        VALUE
HEALTH CARE (DRUGS - GENERIC & OTHER) - 2.09%

Forest Laboratories, Inc.(a)                  101,500 $     6,235,906
---------------------------------------------------------------------
Jones Pharma Inc.                             213,950       9,293,453
---------------------------------------------------------------------
Medicis Pharmaceutical Corp. - Class A(a)      77,500       3,298,594
---------------------------------------------------------------------
MedImmune, Inc.(a)                             29,000       4,810,375
---------------------------------------------------------------------
                                                           23,638,328
---------------------------------------------------------------------

HEALTH CARE (MANAGED CARE) - 0.33%

Express Scripts, Inc. - Class A(a)             58,000       3,712,000
---------------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) - 1.56%

Bausch & Lomb, Inc.                            58,000       3,969,375
---------------------------------------------------------------------
Biomet, Inc.                                  144,900       5,796,000
---------------------------------------------------------------------
Medtronic, Inc.                               217,400       7,921,513
---------------------------------------------------------------------
                                                           17,686,888
---------------------------------------------------------------------

INSURANCE (LIFE/HEALTH) - 0.27%

AFLAC, Inc.                                    65,000       3,067,188
---------------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE - 1.62%

Goldman Sachs Group, Inc. (The)               100,000       9,418,750
---------------------------------------------------------------------
Schwab (Charles) Corp. (The)                  231,900       8,899,163
---------------------------------------------------------------------
                                                           18,317,913
---------------------------------------------------------------------

INVESTMENT MANAGEMENT - 0.62%

Federated Investors, Inc. - Class B           119,700       2,401,481
---------------------------------------------------------------------
Knight/Trimark Group, Inc. - Class A(a)        90,000       4,140,000
---------------------------------------------------------------------
Southwest Securities Group, Inc. -
 $2.83 Conv. Pfd.                              11,800         520,675
---------------------------------------------------------------------
                                                            7,062,156
---------------------------------------------------------------------

LEISURE TIME (PRODUCTS) - 0.77%

Harley-Davidson, Inc.                         136,200       8,725,313
---------------------------------------------------------------------

MANUFACTURING (SPECIALIZED) - 0.26%

Millipore Corp.                                75,000       2,896,875
---------------------------------------------------------------------

NATURAL GAS - 0.57%

El Paso Energy Corp.                           87,000       3,376,688
---------------------------------------------------------------------
Enron Corp.                                    68,500       3,039,688
---------------------------------------------------------------------
                                                            6,416,376
---------------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT) - 3.09%

BJ Services Co.(a)                            115,900       4,846,069
---------------------------------------------------------------------
Cooper Cameron Corp.(a)                       160,100       7,834,894
---------------------------------------------------------------------
Diamond Offshore Drilling, Inc.                58,000       1,772,625
---------------------------------------------------------------------
Global Industries Ltd.(a)                     173,900       1,499,888
---------------------------------------------------------------------
R&B Falcon Corp.(a)                           215,500       2,855,375
---------------------------------------------------------------------
Rowan Companies, Inc.(a)                      130,400       2,828,050
---------------------------------------------------------------------
Smith International, Inc.(a)                  101,500       5,043,281
---------------------------------------------------------------------
Transocean Sedco Forex Inc.                    87,000       2,930,813
---------------------------------------------------------------------
Varco International, Inc.(a)                  144,900       1,476,169
---------------------------------------------------------------------
Weatherford International, Inc.(a)             96,300       3,845,981
---------------------------------------------------------------------
                                                           34,933,145
---------------------------------------------------------------------

40                     AIM V.I. CAPITAL APPRECIATION FUND

                                                         MARKET
                                            SHARES       VALUE

OIL & GAS (EXPLORATION & PRODUCTION) - 0.73%

Apache Corp.                                 103,800 $    3,834,113
-------------------------------------------------------------------
EOG Resources, Inc.                          202,900      3,563,431
-------------------------------------------------------------------
Santa Fe Snyder Corp.(a)                     101,500        812,000
-------------------------------------------------------------------
                                                          8,209,544
-------------------------------------------------------------------

PUBLISHING - 0.32%

McGraw-Hill Companies, Inc. (The)             58,000      3,574,250
-------------------------------------------------------------------

RAILROADS - 1.02%

Kansas City Southern Industries, Inc.        155,000     11,566,875
-------------------------------------------------------------------

RESTAURANTS - 0.53%

Brinker International, Inc.(a)               115,900      2,781,600
-------------------------------------------------------------------
Outback Steakhouse, Inc.(a)                  124,000      3,216,250
-------------------------------------------------------------------
                                                          5,997,850
-------------------------------------------------------------------

RETAIL (BUILDING SUPPLIES) - 0.61%

Lowe's Companies, Inc.                       115,000      6,871,250
-------------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS) - 1.45%

CDW Computer Centers, Inc.(a)                 85,000      6,683,125
-------------------------------------------------------------------
Circuit City Stores-Circuit City Group        88,400      3,983,525
-------------------------------------------------------------------
Tandy Corp.                                  115,900      5,700,831
-------------------------------------------------------------------
                                                         16,367,481
-------------------------------------------------------------------

RETAIL (DEPARTMENT STORES) - 0.74%

Kohl's Corp.(a)                              115,900      8,366,531
-------------------------------------------------------------------

RETAIL (DISCOUNTERS) - 0.87%

Dollar Tree Stores, Inc.(a)                  104,975      5,084,727
-------------------------------------------------------------------
Family Dollar Stores, Inc.                   165,200      2,694,825
-------------------------------------------------------------------
Ross Stores, Inc.                            115,900      2,078,956
-------------------------------------------------------------------
                                                          9,858,508
-------------------------------------------------------------------

RETAIL (HOME SHOPPING) - 0.04%

Lands' End, Inc.(a)                           14,600        507,350
-------------------------------------------------------------------

RETAIL (SPECIALTY) - 1.87%

Barnes & Noble, Inc.(a)                       50,000      1,031,250
-------------------------------------------------------------------
Bed Bath & Beyond, Inc.(a)                   159,400      5,539,150
-------------------------------------------------------------------
Linens 'n Things, Inc.(a)                     74,500      2,207,063
-------------------------------------------------------------------
Payless ShoeSource, Inc.(a)                      500         23,500
-------------------------------------------------------------------
Staples, Inc.(a)                             347,880      7,218,510
-------------------------------------------------------------------
Williams-Sonoma, Inc.(a)                     111,900      5,147,400
-------------------------------------------------------------------
                                                         21,166,873
-------------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL) - 1.18%

American Eagle Outfitters, Inc.(a)           115,700      5,206,500
-------------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)               144,900      4,256,438
-------------------------------------------------------------------
Talbots, Inc. (The)                           87,000      3,882,375
-------------------------------------------------------------------
                                                         13,345,313
-------------------------------------------------------------------






                                                                    MARKET
                                                       SHARES       VALUE
SERVICES (ADVERTISING/MARKETING) - 3.49%

CMGI, Inc.(a)                                            30,000 $    8,306,250
------------------------------------------------------------------------------
Interpublic Group of Companies, Inc.                    107,500      6,201,406
------------------------------------------------------------------------------
Lamar Advertising Co.(a)                                173,900     10,531,819
------------------------------------------------------------------------------
Omnicom Group, Inc.                                     144,900     14,490,000
------------------------------------------------------------------------------
                                                                    39,529,475
------------------------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER) - 0.63%

ChoicePoint, Inc.(a)                                     71,600      2,962,450
------------------------------------------------------------------------------
Cintas Corp.                                             77,000      4,090,625
------------------------------------------------------------------------------
Viad Corp.                                                3,100         86,413
------------------------------------------------------------------------------
                                                                     7,139,488
------------------------------------------------------------------------------

SERVICES (DATA PROCESSING) - 2.56%

Affiliated Computer Services, Inc. - Class A(a)          58,000      2,668,000
------------------------------------------------------------------------------
Concord EFS, Inc.(a)                                    391,300     10,075,975
------------------------------------------------------------------------------
DST Systems, Inc.(a)                                     46,500      3,548,531
------------------------------------------------------------------------------
Fiserv, Inc.(a)                                         217,375      8,328,180
------------------------------------------------------------------------------
Paychex, Inc.                                           108,712      4,348,480
------------------------------------------------------------------------------
                                                                    28,969,166
------------------------------------------------------------------------------

SPECIALTY PRINTING - 0.24%

Valassis Communications, Inc.(a)                         65,250      2,756,813
------------------------------------------------------------------------------

TELECOMMUNICATIONS - 0.19%

Broadwing Inc.(a)                                        58,000      2,138,750
------------------------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 1.33%

Crown Castle International Corp.(a)                     159,400      5,120,725
------------------------------------------------------------------------------
Metromedia Fiber Network, Inc. - Class A(a)             113,600      5,445,700
------------------------------------------------------------------------------
Western Wireless Corp. - Class A(a)                      67,000      4,472,250
------------------------------------------------------------------------------
                                                                    15,038,675
------------------------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE) - 0.27%

Global TeleSystems Group, Inc.(a)                        87,000      3,012,375
------------------------------------------------------------------------------

TELEPHONE - 1.68%

CenturyTel, Inc.                                        130,450      6,180,069
------------------------------------------------------------------------------
NTL Inc.(a)                                              80,200     10,004,950
------------------------------------------------------------------------------
RCN Corp.(a)                                             58,000      2,813,000
------------------------------------------------------------------------------
                                                                    18,998,019
------------------------------------------------------------------------------

TEXTILES (APPAREL) - 0.74%

Jones Apparel Group, Inc.(a)                            208,600      5,658,275
------------------------------------------------------------------------------
Tommy Hilfiger Corp.(a)                                 115,900      2,701,919
------------------------------------------------------------------------------
                                                                     8,360,194
------------------------------------------------------------------------------

  Total Common Stocks & Other Equity Interests (Cost
   $576,300,943)                                                 1,067,499,361
------------------------------------------------------------------------------

                       AIM V.I. CAPITAL APPRECIATION FUND                   41

                                                      MARKET
                                         SHARES       VALUE
MONEY MARKET FUNDS - 5.56%

STIC Liquid Assets Portfolio(c)        31,488,016 $   31,488,016
----------------------------------------------------------------
STIC Prime Portfolio(c)                31,488,016     31,488,016
----------------------------------------------------------------
  Total Money Market Funds
   (Cost $62,976,032)                                 62,976,032
----------------------------------------------------------------
TOTAL INVESTMENTS - 99.93%
 (Cost $639,276,975)                               1,130,475,393
----------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES - 0.07%                    742,067
----------------------------------------------------------------
NET ASSETS - 100.00%                              $1,131,217,460
================================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
Conv.  - Convertible
Pfd.   - Preferred

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See note 7.
(c) The money market fund has the same investment advisor as the Fund.



See Notes to Financial Statements.

42                     AIM V.I. CAPITAL APPRECIATION FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

ASSETS:

Investments, at market value (cost $639,276,975)          $1,130,475,393
------------------------------------------------------------------------
Receivables for:
 Investments sold                                                525,180
------------------------------------------------------------------------
 Capital stock sold                                            1,550,637
------------------------------------------------------------------------
 Dividends and interest                                          556,346
------------------------------------------------------------------------
Investment for deferred compensation plan                         33,908
------------------------------------------------------------------------
Other assets                                                       2,261
------------------------------------------------------------------------
  Total assets                                             1,133,143,725
------------------------------------------------------------------------

LIABILITIES:

Payables for:
 Investments purchased                                            75,495
------------------------------------------------------------------------
 Capital stock reacquired                                        417,439
------------------------------------------------------------------------
 Deferred compensation plan                                       33,908
------------------------------------------------------------------------
 Options written (Premiums received $59,230)                     502,969
------------------------------------------------------------------------
Accrued advisory fees                                            549,277
------------------------------------------------------------------------
Accrued administrative services fees                             259,589
------------------------------------------------------------------------
Accrued operating expenses                                        87,588
------------------------------------------------------------------------
  Total liabilities                                            1,926,265
------------------------------------------------------------------------
Net assets applicable to shares outstanding               $1,131,217,460
========================================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

 Authorized                                                  250,000,000
------------------------------------------------------------------------
 Outstanding                                                  31,793,662
------------------------------------------------------------------------
Net asset value, offering and redemption price per share  $        35.58
========================================================================


STATEMENT OF OPERATIONS

For the year ended December 31, 1999

INVESTMENT INCOME:

Interest                                                         $  2,451,091
------------------------------------------------------------------------------
Dividends (net of $11,388 foreign withholding tax)                  2,847,893
------------------------------------------------------------------------------
  Total investment income                                           5,298,984
------------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                       4,830,846
------------------------------------------------------------------------------
Administrative services fees                                          578,362
------------------------------------------------------------------------------
Custodian fees                                                        122,880
------------------------------------------------------------------------------
Directors' fees                                                        11,313
------------------------------------------------------------------------------
Other                                                                 199,126
------------------------------------------------------------------------------
  Total expenses                                                    5,742,527
------------------------------------------------------------------------------
Less: Expenses paid indirectly                                         (1,411)
------------------------------------------------------------------------------
  Net expenses                                                      5,741,116
------------------------------------------------------------------------------
Net investment income (loss)                                         (442,132)
------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES,
 FOREIGN CURRENCIES AND OPTION CONTRACTS:
Net realized gain from:
  Investment securities                                            41,879,881
------------------------------------------------------------------------------
  Option contracts                                                     49,576
------------------------------------------------------------------------------
                                                                   41,929,457
------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                           297,792,190
------------------------------------------------------------------------------
  Foreign currencies                                                      (43)
------------------------------------------------------------------------------
  Option contracts                                                   (443,738)
------------------------------------------------------------------------------
                                                                  297,348,409
------------------------------------------------------------------------------
Net gain from investment securities, foreign currencies and
 option contracts                                                 339,277,866
------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $338,835,734
==============================================================================

See Notes to Financial Statements.

                       AIM V.I. CAPITAL APPRECIATION FUND                   43

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1999 and 1998

                                                      1999           1998
                                                 --------------  ------------
OPERATIONS:

 Net investment income (loss)                    $     (442,132) $    631,581
------------------------------------------------------------------------------
 Net realized gain from investment securities,
  foreign currencies and option contracts            41,929,457    22,808,693
------------------------------------------------------------------------------
 Change in net unrealized appreciation of
  investment securities, foreign currencies and
  option contracts                                  297,348,409    78,385,559
------------------------------------------------------------------------------
   Net increase in net assets resulting from
    operations                                      338,835,734   101,825,833
------------------------------------------------------------------------------
 Dividends to shareholders from net investment
  income                                               (738,724)     (922,615)
------------------------------------------------------------------------------
 Distributions to shareholders from net realized
  gains                                             (23,048,204)  (16,345,246)
------------------------------------------------------------------------------
 Net increase from capital stock transactions       168,920,651    39,909,953
------------------------------------------------------------------------------
   Net increase in net assets                       483,969,457   124,467,925
------------------------------------------------------------------------------
NET ASSETS:
 Beginning of year                                  647,248,003   522,780,078
------------------------------------------------------------------------------
 End of year                                     $1,131,217,460  $647,248,003
==============================================================================
NET ASSETS CONSIST OF:
 Capital (par value and additional paid-in)      $  599,987,913  $434,303,451
------------------------------------------------------------------------------
 Undistributed net investment income (loss)             (47,777)      700,362
------------------------------------------------------------------------------
 Undistributed net realized gain from investment
  securities, foreign currencies and option
  contracts                                          40,522,686    22,076,541
------------------------------------------------------------------------------
 Unrealized appreciation of investment
  securities, foreign currencies and option
  contracts                                         490,754,638   190,167,649
------------------------------------------------------------------------------
                                                 $1,131,217,460  $647,248,003
==============================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 1999

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM V.I. Capital Appreciation Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended
(the "1940 Act"), as an open-end series management investment company consisting of seventeen separate portfolios. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is to seek capital appreciation through investments in common stocks, with emphasis on medium-sized and smaller emerging growth companies.
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also

44                    AIM V.I. CAPITAL APPRECIATION FUND
   generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.
   On December 31, 1999, undistributed net investment income was increased by $432,717, undistributed net realized gains decreased by $435,108 and paid-in capital increased by $2,391 as a result of differing book/tax treatment of net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassifications.
C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S.
   dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Covered Call Options - The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
H. Put Options - The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million.
   The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services and other administrative services to the Fund. For the year ended December 31, 1999, the Fund paid AIM $578,362 of which AIM retained $78,369 for such services.
   The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. Certain officers and directors of the Company are officers of AIM and AIM Distributors.

                      AIM V.I. CAPITAL APPRECIATION FUND                  45

 During the year ended December 31, 1999, the Fund paid legal fees of $6,011 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3 - INDIRECT EXPENSES
During the year ended December 31, 1999, the Fund received reductions in custodian fees of $1,411 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $1,411 during the year ended December 31, 1999.

NOTE 4 - DIRECTORS' FEES
Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1999 was $627,067,583 and $470,380,607, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 1999 is as follows:

Aggregate unrealized appreciation of investment securities    $497,637,083
---------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities    (7,642,675)
---------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $489,994,408
===========================================================================

Cost of investments for tax purposes is $640,480,985.

NOTE 7 - CALL OPTION CONTRACTS
Transactions in call options written during the year ended December 31, 1999 are summarized as follows:

                                                     CALL OPTION CONTRACTS
                                                      -------------------
                                                       NUMBER OF PREMIUMS
                                                       CONTRACTS RECEIVED
                                                       --------- ---------
Beginning of period                                         --   $      --
---------------------------------------------------------------------------
Written                                                  2,274     452,115
---------------------------------------------------------------------------
Closed                                                    (784)   (160,367)
---------------------------------------------------------------------------
Exercised                                               (1,180)   (209,295)
---------------------------------------------------------------------------
Expired                                                   (165)    (23,223)
---------------------------------------------------------------------------
End of period                                              145      59,230
===========================================================================

Open call option contracts written as of December 31, 1999 were as follows:

                                              DECEMBER 31,   UNREALIZED
           CONTRACT STRIKE NUMBER OF PREMIUMS     1999      APPRECIATION
  ISSUE     MONTH   PRICE  CONTRACTS RECEIVED MARKET VALUE (DEPRECIATION)
---------  -------- ------ --------- -------- ------------ --------------
EMC Corp.  January   $75      145    $59,230    $502,969     ($443,739)
-------------------------------------------------------------------------

46                    AIM V.I. CAPITAL APPRECIATION FUND

NOTE 8 - CAPITAL STOCK
Changes in capital stock outstanding during the years ended December 31, 1999 and 1998 were as follows:

                                     1999                      1998
                           -------------------------  ------------------------
                             SHARES       AMOUNT        SHARES       AMOUNT
                           ----------  -------------  ----------  ------------
Sold                       10,987,866  $ 295,821,855   4,333,736  $ 99,858,597
-------------------------------------------------------------------------------
Issued as reinvestment of
 dividends                    746,374     23,786,928     740,474    17,267,861
-------------------------------------------------------------------------------
Issued in connection with
 acquisitions*              1,111,610     29,381,435          --            --
-------------------------------------------------------------------------------
Reacquired                 (6,741,717)  (180,069,567) (3,416,071)  (77,216,505)
-------------------------------------------------------------------------------
                            6,104,133  $ 168,920,651   1,658,139  $ 39,909,953
===============================================================================

* As of the close of business on October 15, 1999, the Fund acquired all the net assets GT Global Variable America Fund ("Variable America Fund") pursuant to a plan of reorganization approved by Variable America Fund's shareholders on August 25, 1999. The acquisition was accomplished by a tax-free exchange of 1,111,610 shares of the Fund for 1,874,912 shares of Variable America Fund as of the close of business on October 15, 1999. Variable America Fund's net assets at that date were $29,381,435, including $3,238,580 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $757,029,224.

NOTE 9 - FINANCIAL HIGHLIGHTS
Shown below are the financial highlights for a share outstanding of the Fund during each of the years in the four-year period ended December 31, 1999, the eleven months ended December 31, 1995 and the year ended January 31, 1995.

                                           DECEMBER 31,
                          ------------------------------------------------------     JANUARY 31,
                             1999           1998      1997      1996      1995          1995
                          ----------      --------  --------  --------  --------     -----------
Net asset value,
 beginning of period      $    25.20      $  21.75  $  19.43  $  16.55  $  12.05       $ 12.58
------------------------------------------------------------------------------------------------
Income from investment
 operations:
  Net investment income
   (loss)                      (0.02)         0.02      0.03      0.02      0.04          0.05
------------------------------------------------------------------------------------------------
  Net gains (losses) on
   securities (both
   realized and
   unrealized)                 11.17          4.12      2.58      2.89      4.46         (0.54)
------------------------------------------------------------------------------------------------
   Total from investment
    operations                 11.15          4.14      2.61      2.91      4.50         (0.49)
------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net
   investment income           (0.02)        (0.04)    (0.02)    (0.03)       --         (0.04)
------------------------------------------------------------------------------------------------
  Distributions from net
   realized gains              (0.75)        (0.65)    (0.27)       --        --            --
------------------------------------------------------------------------------------------------
   Total distributions         (0.77)        (0.69)    (0.29)    (0.03)       --         (0.04)
------------------------------------------------------------------------------------------------
Net asset value, end of
 period                   $    35.58      $  25.20  $  21.75  $  19.43  $  16.55       $ 12.05
================================================================================================
Total return(a)                44.61%        19.30%    13.51%    17.58%    37.38%        (3.91)%
================================================================================================
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (000s omitted)    $1,131,217      $647,248  $522,642  $370,063  $212,152       $88,177
================================================================================================
Ratio of expenses to
 average net assets             0.73%(b)      0.67%     0.68%     0.73%     0.75%(c)      0.84%
================================================================================================
Ratio of net investment
 income to average net
 assets                        (0.06)%(b)     0.11%     0.18%     0.18%     0.39%(c)      0.46%
================================================================================================
Portfolio turnover rate           65%           83%       65%       59%       37%           81%
================================================================================================

(a) Total returns are not annualized for periods less than one year.
(b) Ratios are based on average net assets of $784,307,675.
(c) Annualized.

                      AIM V.I. CAPITAL APPRECIATION FUND                     47

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors
AIM Variable Insurance Funds, Inc.

We have audited the accompanying statement of assets and liabilities of AIM V.I. Capital Appreciation Fund, a series of shares of common stock of AIM Variable Insurance Funds, Inc. including the schedule of investments as of December 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, the eleven month period ended December 31, 1995 and the year ended January 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Capital Appreciation Fund, as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, the eleven month period ended December 31, 1995 and the year ended January 31, 1995 in conformity with generally accepted accounting principles.

                                       TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2000

48                     AIM V.I. CAPITAL APPRECIATION FUND

DIRECTORS, OFFICERS,      BOARD OF DIRECTORS                      OFFICERS                   OFFICE OF THE FUND
AND OTHER SERVICE
PROVIDERS OF AIM          Charles T. Bauer                        Charles T. Bauer           11 Greenway Plaza
VARIABLE INSURANCE        Chairman                                Chairman                   Suite 100
FUNDS, INC.               A I M Management Group Inc.                                        Houston, TX 77046
                                                                  Robert H. Graham           (800) 347-1919
                          Bruce L. Crockett                       President
                          Director                                                           INVESTMENT ADVISOR
                          ACE Limited;                            Carol F. Relihan
                          Formerly Director, President, and       Senior Vice President      A I M Advisors, Inc.
                          Chief Executive Officer                 and Secretary              11 Greenway Plaza
                          COMSAT Corporation                                                 Suite 100
                                                                  Gary T. Crum               Houston, TX 77046
                          Owen Daly II                            Senior Vice President
                          Director                                                           TRANSFER AGENT AND CUSTODIAN
                          Cortland Trust Inc.                     Dana R. Sutton
                                                                  Vice President and         State Street Bank and Trust Company
                          Edward K. Dunn Jr.                      Treasurer                  225 Franklin Street
                          Chairman, Mercantile Mortgage Corp.;                               Boston, MA 02110
                          Formerly Vice Chairman, President       Robert G. Alley
                          and Chief Operating Officer,            Vice President             COUNSEL TO THE FUNDS
                          Mercantile-Safe Deposit & Trust Co.;
                          and President, Mercantile Bankshares    Stuart W. Coco             Freedman, Levy, Kroll &
                                                                  Vice President             Simonds
                          Jack Fields                                                        1050 Conn. Avenue, N.W.
                          Chief Executive Officer                 Melville B. Cox            Washington, D.C. 20036
                          Texana Global Inc.;                     Vice President
                          Formerly, Member of the                                            COUNSEL TO THE DIRECTORS
                          U.S. House of Representatives           Karen Dunn Kelley
                                                                  Vice President             Kramer, Levin, Naftalis & Frankel LLP
                          Carl Frischling                                                    919 Third Avenue
                          Partner                                 Edgar M. Larsen            New York, NY 10022
                          Kramer, Levin, Naftalis & Frankel LLP   Vice President
                                                                                             DISTRIBUTOR
                          Robert H. Graham                        Mary J. Benson
                          President and Chief Executive Officer   Assistant Vice President   A I M Distributors, Inc.
                          A I M Management Group Inc.             and Assistant Treasurer    11 Greenway Plaza
                                                                                             Suite 100
                          Prema Mathai-Davis                      Sheri Morris               Houston, TX 77046
                          Chief Executive Officer, YWCA of the    Assistant Vice President
                          U.S.A.                                  and Assistant Treasurer    INDEPENDENT AUDITORS

                          Lewis F. Pennock                        Renee A. Friedli           Tait, Weller & Baker
                          Attorney                                Assistant Secretary        8 Penn Center Plaza
                                                                                             Suite 800
                          Louis S. Sklar                          P. Michelle Grace          Philadelphia, PA 19103
                          Executive Vice President                Assistant Secretary
                          Hines Interests
                          Limited Partnership                     Nancy L. Martin
                                                                  Assistant Secretary

                                                                  Ofelia M. Mayo
                                                                  Assistant Secretary

                                                                  Lisa A. Moss
                                                                  Assistant Secretary

                                                                  Kathleen J. Pflueger
                                                                  Assistant Secretary

                                                                  Samuel D. Sirko
                                                                  Assistant Secretary

                                                                  Stephen I. Winer
                                                                  Assistant Secretary

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)
AIM V.I. Capital Appreciation Fund paid ordinary dividends in the amount of $0.0240 per share to shareholders during its tax year ended December 31, 1999.
Of these amounts 99.68% is eligible for the dividends received deduction for corporations.

The Fund also distributed long-term capital gains of $23,048,204 for the Fund's tax year ended December 31, 1999. Of long-term capital gains distributed, 100% is 20% rate gain.


                      AIM V.I. CAPITAL APPRECIATION FUND                   49

The Managers' Overview

Improving Small-Cap Market Boosts Fund Returns
A roundtable discussion with the fund management team for AIM V.I. Capital Development Fund about the fiscal year ended December 31, 1999.

Q. HOW DID AIM V.I. CAPITAL                      Late August and most of September        some retailers) accounted for just under
DEVELOPMENT FUND PERFORM?                    saw a pretty severe sell-off as investors    19% (down from 28% in June); capital
A. For the year ended December 31,           fretted about the trade deficit, the dolla   goods (such as electrical equipment and
1999, cumulative total return for AIM V.I.   and the possibility of higher interest rates machinery) made up a little under 9%,
Capital Development Fund was a solid         when the Federal Reserve Board switched      almost the same as six months ago; and
29.10%. The fund outperformed its            gears and adopted a "tightening bias."       financial-services stocks, just over 10%
benchmark, the Russell 2000 Index,           Despite persistent inflation fears, the U.S  of the portfolio in June, now constitute
which returned 21.26%.                       economy continued to experience a near-      a little more than 7% of our holdings. We
                                             record level of consumer confidence.         increased our weighting in technology
Q. WHAT WERE MARKETS LIKE DURING                 Markets reached a fever pitch by the     stocks from around 17% at the end of
THE FISCAL YEAR?                             end of 1999; driven by some leading          June to just above 32% at year-end.
A. Early in 1999, a technology sell-off      technology stocks, the Nasdaq (the lead-
affected the portfolio because of our sig-   ing technology index) finished the year      Q. HOW DID TECHNOLOGY STOCKS
nificant tech holdings, but the markets      up a stunning 85.59%. If the current         HELP BOOST THE PORTFOLIO'S RETURN?
rebounded when first-quarter earnings        economic expansion lasts through the         A. Technology was the big winner for
came in quite strong.                        early months of 2000, it will become the     most of 1999. Industries such as semi-
    In May, the Fed hinted that it might     longest expansion period in U.S. history.    conductors, communications equipment
raise interest rates, and in June it did so,                                              and computer software and services have
raising the federal funds rate to 5% and     Q. HOW WAS THE FUND STRUCTURED               performed well, and the fund's portfolio
announcing its shift to a neutral bias.      AT THE CLOSE OF THE YEAR?                    has quite a bit of exposure to all three,
That announcement sparked a "relief          A. At the end of 1999, consumer staples      as shown in the Top 10 Industries list.
rally" in the markets.                       (such as broadcasting, restaurants and       Cree Research, the fund's largest equity
                                                                                          holding, makes silicon carbide diodes,
PORTFOLIO COMPOSITION                                                                     used in LED devices, for manufacturers of
                                                                                          products like car dashboards, market
As of 12/31/99, based on total net assets                                                 tickers and large-area video screens.
                                                                                          TriZetto Group, new to the fund this year
TOP 10 EQUITY HOLDINGS                      TOP 10 INDUSTRIES                             provides the health-care industry access
                                                                                          to software applications, network-connec-
  1. Cree Research, Inc.              1.32%   1. Computers (Software/Services)     15.68% tivity services and information-access
  2. DII Group, Inc.                  1.09    2. Broadcasting                       4.92  and reporting services.
  3. Check Point Software             1.08       (Television, Radio & Cable)
     Technologies Ltd. (Israel)               3. Electronics (Semiconductors)       4.01  Q. WHAT OTHER FACTORS CONTRIBUTED
  4. Osicom Technologies, Inc.        1.07    4. Electrical Equipment               3.95  TO THE FUND'S GAINS?
  5. Symantec Corp.                   1.06    5. Communications Equipment           3.89  A. Even in other sectors, technology-
  6. Sterling Software, Inc.          1.06    6. Electronics (Instrumentation)      3.29  related stocks helped the fund's perfor-
  7. TeleTech Holdings, Inc.          1.04    7. Retail (Specialty)                 3.15  mance. Our semiconductor holdings,
  8. TriZetto Group, Inc. (The)       0.97    8. Oil & Gas (Drilling & Equipment)   3.04  approximately 5% of the portfolio, have
  9. Heidrick & Struggles             0.94    9. Services (Advertising & Marketing) 2.75  all appreciated during the fiscal year.
     International, Inc.                     10. Services (Commercial & Consumer)   2.69  One such company is Microchip Technology,
 10. CSG Systems International, Inc.  0.94                                                which makes chips for the automotive,

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.


50                      AIM V.I. CAPITAL DEVELOPMENT FUND

consumer, communications, industrial                                                 [GRAPH APPEARS HERE]
and office automation markets.
    The fund also benefited from owning        RESULTS OF A $10,000 INVESTMENT
the stocks of many non-technology com-         5/1/98 - 12/31/99
panies, like Heidrick & Struggles
International, an executive-recruiting
firm, and Emmis Communications, which          AVERAGE ANNUAL TOTAL RETURNS
owns 21 radio and seven TV stations and        As of 12/31/99
publishes several magazines, including         Inception (5/1/98)      11.22%
Atlanta, Cincinnati, Indianapolis              1 Year                  29.10
Monthly and Texas Monthly.
                                                                            AIM V.I.
Q. WHAT IS YOUR OUTLOOK FOR THE                                             CAPITAL       RUSSELL
NEW YEAR?                                                                  DEVELOPMENT     2000
A. The climate appears favorable for              (In thousands)             FUND         INDEX
stocks, particularly for small-cap issues.                                 ------------------------
The economy is growing at a healthy pace              5/1/98                 10,000       10,000
and corporate profits are solid, especially           6/98                    9,530        9,481
for smaller companies. Perhaps most                   9/98                    7,760        7,571
significant has been the improvement in               12/98                   9,249        8,806
the performance of small-cap stocks. We               3/98                    8,546        8,328
remain optimistic about long-term                     6/99                    9,430        9,624
prospects for these stocks because of                 9/99                    9,209        9,015
their attractive valuations and the positive          12/99                  11,941       10,678
earnings-growth projections of smaller
companies.                                    ----------------------------
    We will continue to seek out the best-    SOURCE: LIPPER, INC.
performing companies in the small-and         Past performance cannot guarantee comparable future results.
mid-cap sectors; the fund should be well
positioned should there be an ongoing rally   MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF
in both types of stocks.                      AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL
                                              PERFORMANCE SHOWN.

                                              The performance figures shown here, which represent AIM V.I. Capital
                                              Development Fund, are not intended to reflect actual annuity values, and they do not reflect charges at the separate-account level which (if applied) would lower them. AIM V.I. Capital Development Fund's performance figures are historical, and they reflect changes in net asset value and the reinvestment of distributions. The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. Had fees and expenses not been waived during the reporting period, returns would have been lower.
                                                The unmanaged Russell 2000 Stock Index (the Russell 2000) is generally considered representative of the performance of the stocks of small-capitalization companies. Data for the index are for the period
                                              4/30/98-12/31/99.
                                                An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends.

                       AIM V.I. CAPITAL DEVELOPMENT FUND                      51

SCHEDULE OF INVESTMENTS

December 31, 1999

                                                                 MARKET
                                                       SHARES     VALUE


COMMON STOCKS & OTHER EQUITY INTERESTS - 85.34%

AEROSPACE/DEFENSE - 0.27%

HEICO Corp. - Class A                                  1,400 $    29,575
------------------------------------------------------------------------

AIRLINES - 0.50%

Ryanair Holdings PLC. - ADR (Ireland)(a)               1,000      55,125
------------------------------------------------------------------------

AUTO PARTS & EQUIPMENT - 0.33%

Dura Automotive Systems, Inc.(a)                       1,000      17,437
------------------------------------------------------------------------
Stoneridge, Inc.(a)                                    1,200      18,525
------------------------------------------------------------------------
                                                                  35,962
------------------------------------------------------------------------

BANKS (REGIONAL) - 1.64%

Bank United Corp.  - Class A                             800      21,800
------------------------------------------------------------------------
Colonial BancGroup, Inc. (The)                         4,200      43,575
------------------------------------------------------------------------
Independence Community Bank Corp.                      3,800      47,500
------------------------------------------------------------------------
North Fork Bancorporation, Inc.                        2,500      43,750
------------------------------------------------------------------------
UCBH Holdings, Inc.(a)                                 1,200      24,675
------------------------------------------------------------------------
                                                                 181,300
------------------------------------------------------------------------

BEVERAGES (ALCOHOLIC) - 0.46%

Canandaigua Brands, Inc. - Class A(a)                  1,000      51,000
------------------------------------------------------------------------

BIOTECHNOLOGY - 0.13%

IDEXX Laboratories, Inc.(a)                              900      14,512
------------------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE) - 4.92%

Citadel Communications Corp.(a)                        1,000      64,875
------------------------------------------------------------------------
Cox Radio, Inc. - Class A(a)                             800      79,800
------------------------------------------------------------------------
Emmis Communications Corp. - Class A(a)                  800      99,712
------------------------------------------------------------------------
Entercom Communications Corp.(a)                       1,300      85,800
------------------------------------------------------------------------
Hispanic Broadcasting Corp.(a)                           400      36,887
------------------------------------------------------------------------
Insight Communications Company, Inc.(a)                2,600      77,025
------------------------------------------------------------------------
Interep National Radio Sales, Inc.(a)                  2,000      26,750
------------------------------------------------------------------------
Westwood One, Inc.(a)                                    950      72,200
------------------------------------------------------------------------
                                                                 543,049
------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT - 3.89%

ADTRAN, Inc.(a)                                          600      30,862
------------------------------------------------------------------------
Davox Corp.(a)                                         2,200      43,175
------------------------------------------------------------------------
Gilat Satellite Networks Ltd. (Israel)(a)                700      83,125
------------------------------------------------------------------------
Next Level Communications, Inc.(a)                       400      29,950
------------------------------------------------------------------------
NorthEast Optic Network, Inc.(a)                         700      43,794
------------------------------------------------------------------------
Osicom Technologies, Inc.(a)                           2,600     117,975
------------------------------------------------------------------------
Proxim, Inc.(a)                                          100      11,000
------------------------------------------------------------------------
Scientific-Atlanta, Inc.                               1,100      61,187
------------------------------------------------------------------------
Z-Tel Technologies, Inc.(a)                              200       8,075
------------------------------------------------------------------------
                                                                 429,143
------------------------------------------------------------------------

                                                               MARKET
                                                     SHARES     VALUE

COMPUTERS (NETWORKING) - 0.31%

Auspex Systems, Inc.(a)                                  900 $     9,225
------------------------------------------------------------------------
Gadzoox Networks, Inc.(a)                                300      13,069
------------------------------------------------------------------------
SonicWALL, Inc.(a)                                       300      12,075
------------------------------------------------------------------------
                                                                  34,369
------------------------------------------------------------------------

COMPUTERS (PERIPHERALS) - 1.10%

QLogic Corp.(a)                                          400      63,950
------------------------------------------------------------------------
SanDisk Corp.(a)                                         600      57,750
------------------------------------------------------------------------
                                                                 121,700
------------------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES) - 15.68%

AppNet, Inc.(a)                                        1,100      48,125
------------------------------------------------------------------------
Check Point Software Technologies Ltd. (Israel)(a)       600     119,251
------------------------------------------------------------------------
Delathree.com, Inc.(a)                                   500      12,875
------------------------------------------------------------------------
Dendrite International, Inc.(a)                          750      25,406
------------------------------------------------------------------------
Digital Insight Corp.(a)                               1,000      36,375
------------------------------------------------------------------------
Documentum, Inc.(a)                                    1,000      59,875
------------------------------------------------------------------------
eBenX Inc.(a)                                            300      13,575
------------------------------------------------------------------------
Eclipsys Corp.(a)                                      2,200      56,375
------------------------------------------------------------------------
Hyperion Solutions Corp.(a)                            1,500      65,250
------------------------------------------------------------------------
InfoCure Corp.(a)                                      2,800      87,325
------------------------------------------------------------------------
Interleaf, Inc.(a)                                     2,100      70,612
------------------------------------------------------------------------
Keynote Systems, Inc.(a)                                 700      51,625
------------------------------------------------------------------------
Medica Logic, Inc.(a)                                    600      12,600
------------------------------------------------------------------------
Mercury Interactive Corp.(a)                             600      64,762
------------------------------------------------------------------------
MTI Technology Corp.(a)                                  700      25,812
------------------------------------------------------------------------
Navidec, Inc.(a)                                       1,800      21,600
------------------------------------------------------------------------
Nucentrix Broadband Networks, Inc.(a)                    600      14,700
------------------------------------------------------------------------
Optio Software, Inc.(a)                                1,100      25,850
------------------------------------------------------------------------
PC-Tel, Inc.(a)                                          400      21,000
------------------------------------------------------------------------
Peregrine Systems, Inc.(a)                             1,000      84,190
------------------------------------------------------------------------
Primus Knowledge Solutions, Inc.(a)                      700      31,719
------------------------------------------------------------------------
Radiant Systems, Inc.(a)                               1,600      64,300
------------------------------------------------------------------------
Rational Software Corp.(a)                             2,000      98,250
------------------------------------------------------------------------
S1 Corp.(a)                                              500      39,062
------------------------------------------------------------------------
Sterling Software, Inc.(a)                             3,700     116,550
------------------------------------------------------------------------
Symantec Corp.(a)                                      2,000     117,250
------------------------------------------------------------------------
Tanning Technology Corp.(a)                            1,400      82,512
------------------------------------------------------------------------
Telescan, Inc.(a)                                      1,300      32,094
------------------------------------------------------------------------
Titan Corp. (The)(a)                                   2,100      98,962
------------------------------------------------------------------------
Transaction Systems Architects, Inc. - Class A(a)        500      14,000
------------------------------------------------------------------------
Trizetto Group, Inc. (The)(a)                          2,300     107,237
------------------------------------------------------------------------
Unigraphics Solutions, Inc.(a)                           400      10,800
------------------------------------------------------------------------
                                                               1,729,919
------------------------------------------------------------------------

52                     AIM V.I. CAPITAL DEVELOPMENT FUND

                                                                 MARKET
                                                       SHARES     VALUE

CONSUMER FINANCE - 1.59%

American Capital Strategies, Ltd.                      3,600 $    81,900
------------------------------------------------------------------------
AmeriCredit Corp.(a)                                   4,700      86,950
------------------------------------------------------------------------
Cash America International, Inc.                         700       6,825
------------------------------------------------------------------------
                                                                 175,675
------------------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH) - 0.24%

Performance Food Group Co.(a)                          1,100      26,812
------------------------------------------------------------------------

ELECTRIC COMPANIES - 0.05%

Plug Power, Inc.(a)                                      200       5,650
------------------------------------------------------------------------

ELECTRICAL EQUIPMENT - 3.95%

American Power Conversion Corp.(a)                     2,100      55,387
------------------------------------------------------------------------
Cree Research, Inc.(a)                                 1,700     145,137
------------------------------------------------------------------------
DII Group, Inc.(a)                                     1,700     120,647
------------------------------------------------------------------------
Pinnacle Systems, Inc.(a)                              1,500      61,031
------------------------------------------------------------------------
Sawtek, Inc.(a)                                          800      53,250
------------------------------------------------------------------------
                                                                 435,452
------------------------------------------------------------------------

ELECTRONICS (COMPONENT DISTRIBUTORS) - 0.83%

Power-One, Inc.(a)                                     2,000      91,625
------------------------------------------------------------------------

ELECTRONICS (DEFENSE) - 0.23%

Aeroflex, Inc.(a)                                      2,400      24,900
------------------------------------------------------------------------

ELECTRONICS (INSTRUMENTATION) - 3.29%

Alpha Industries, Inc.(a)                              1,100      63,044
------------------------------------------------------------------------
Methode Electronics, Inc. - Class A                    3,200     102,800
------------------------------------------------------------------------
Tektronix, Inc.                                          900      34,987
------------------------------------------------------------------------
Varian Inc.(a)                                         4,200      94,500
------------------------------------------------------------------------
Varian Semiconductor Equipment Associates, Inc.(a)     2,000      68,000
------------------------------------------------------------------------
                                                                 363,331
------------------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS) - 4.01%

American Xtal Technology, Inc.(a)                        700      12,206
------------------------------------------------------------------------
Amkor Technology, Inc.(a)                              1,800      50,850
------------------------------------------------------------------------
Celestica Inc. (Canada)(a)                             1,300      72,150
------------------------------------------------------------------------
Fairchild Semiconductor Corp.(a)                         300       8,925
------------------------------------------------------------------------
Micrel, Inc.(a)                                        1,100      62,631
------------------------------------------------------------------------
Microchip Technology, Inc.(a)                          1,500     102,656
------------------------------------------------------------------------
QuickLogic Corp.(a)                                    2,300      37,950
------------------------------------------------------------------------
Zoran Corp.(a)                                         1,700      94,775
------------------------------------------------------------------------
                                                                 442,143
------------------------------------------------------------------------

ENTERTAINMENT - 1.34%

SFX Entertainment, Inc.(a)                             1,700      61,519
------------------------------------------------------------------------
ValueVision International, Inc.(a)                     1,500      85,969
------------------------------------------------------------------------
                                                                 147,488
------------------------------------------------------------------------

                                                                MARKET
                                                      SHARES     VALUE

EQUIPMENT (SEMICONDUCTOR) - 1.27%

Cohu, Inc.                                             1,800 $    55,800
------------------------------------------------------------------------
Novellus Systems, Inc.(a)                                500      61,266
------------------------------------------------------------------------
Veeco Instruments Inc.(a)                                500      23,406
------------------------------------------------------------------------
                                                                 140,472
------------------------------------------------------------------------

FINANCIAL (DIVERSIFIED) - 0.31%

MicroFinancial, Inc.                                     900      10,519
------------------------------------------------------------------------
SEI Investments Co.                                      200      23,803
------------------------------------------------------------------------
                                                                  34,322
------------------------------------------------------------------------

FOODS - 0.32%

American Italian Pasta Co. - Class A(a)                1,150      35,362
------------------------------------------------------------------------
Health Care (Drugs - Generic & Other) - 1.15%
Alpharma, Inc. -  Class A                              1,300      39,975
------------------------------------------------------------------------
Jones Pharma, Inc.                                     2,000      86,875
------------------------------------------------------------------------
                                                                 126,850
------------------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT) - 0.53%

LifePoint Hospitals, Inc.(a)                           4,900      57,881
------------------------------------------------------------------------

HEALTH CARE (MANAGED CARE) - 0.27%

Trigon Healthcare, Inc.(a)                             1,000      29,500
------------------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) - 0.68%

Cyberonics, Inc.(a)                                      800      12,750
------------------------------------------------------------------------
Lifecore Biomedical, Inc.(a)                           1,300      27,462
------------------------------------------------------------------------
PolyMedica Corp.(a)                                    1,500      34,687
------------------------------------------------------------------------
                                                                  74,899
------------------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES) - 1.16%

Advance Paradigm, Inc.(a)                              1,200      25,875
------------------------------------------------------------------------
MAXIMUS, Inc.(a)                                       1,500      50,906
------------------------------------------------------------------------
Orthodontic Centers of America, Inc.(a)                1,900      22,681
------------------------------------------------------------------------
United Payors & United Providers, Inc.(a)              1,700      28,156
------------------------------------------------------------------------
                                                                 127,618
------------------------------------------------------------------------

INSURANCE (LIFE/HEALTH) - 1.14%

Annuity and Life Reassurance (Holdings), Ltd.
(Bermuda)                                              1,800      47,025
------------------------------------------------------------------------
Clarica Life Insurance Co. (Canada)                    2,800      50,440
------------------------------------------------------------------------
Nationwide Financial Services, Inc. - Class A            800      22,350
------------------------------------------------------------------------
UICI(a)                                                  600       6,337
------------------------------------------------------------------------
                                                                 126,152
------------------------------------------------------------------------

INSURANCE (PROPERTY-CASUALTY) - 0.52%

CNA Surety Corp.                                       1,500      19,500
------------------------------------------------------------------------
Radian Group Inc.                                        793      37,866
------------------------------------------------------------------------
                                                                  57,366
------------------------------------------------------------------------

INVESTMENT MANAGEMENT - 0.62%

Affiliated Managers Group, Inc.(a)                     1,700      68,744
------------------------------------------------------------------------

                       AIM V.I. CAPITAL DEVELOPMENT FUND                  53

                                                             MARKET
                                                   SHARES     VALUE

LEISURE TIME (PRODUCTS) - 0.17%

JAKKS Pacific, Inc.(a)                               1,000 $    18,688
----------------------------------------------------------------------

MACHINERY (DIVERSIFIED) - 0.73%

Applied Power, Inc. - Class A                        2,200      80,850
----------------------------------------------------------------------

MANUFACTURING (DIVERSIFIED) - 0.29%

Spartech Corp.                                       1,000      32,250
----------------------------------------------------------------------

MANUFACTURING (SPECIALIZED) - 1.33%

Alpine Group, Inc. (The)(a)                          3,800      48,925
----------------------------------------------------------------------
Armor Holdings, Inc.(a)                              2,500      32,813
----------------------------------------------------------------------
Mettler-Toledo International, Inc.(a)                1,700      64,919
----------------------------------------------------------------------
                                                               146,657
----------------------------------------------------------------------

NATURAL GAS - 0.29%

Kinder Morgan, Inc.                                  1,600      32,300
----------------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES - 0.38%

School Specialty, Inc.(a)                            2,800      42,350
----------------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT) - 3.04%

BJ Services Co.(a)                                   1,700      71,081
----------------------------------------------------------------------
Cooper Cameron Corp.(a)                              1,500      73,406
----------------------------------------------------------------------
Key Energy Group, Inc.(a)                           15,900      82,481
----------------------------------------------------------------------
Pride International, Inc.(a)                         3,500      51,188
----------------------------------------------------------------------
Tidewater, Inc.                                      1,600      57,600
----------------------------------------------------------------------
                                                               335,756
----------------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION) - 2.48%

Basin Exploration, Inc.(a)                           1,900      33,488
----------------------------------------------------------------------
Chieftain International, Inc.(a)                     1,600      27,600
----------------------------------------------------------------------
Devon Energy Corp.                                     700      23,013
----------------------------------------------------------------------
Kerr-McGee Corp. - 5.50% Pfd. DECS                   1,500      48,750
----------------------------------------------------------------------
Newfield Exploration Co.(a)                            900      24,075
----------------------------------------------------------------------
Nuevo Energy Co.(a)                                  2,500      46,875
----------------------------------------------------------------------
Santa Fe Snyder Corp.(a)                             2,500      20,000
----------------------------------------------------------------------
Spinnaker Exploration Co.(a)                         3,500      49,438
----------------------------------------------------------------------
                                                               273,239
----------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS - 0.67%

AMRESCO Capital Trust, Inc.                          1,350      11,475
----------------------------------------------------------------------
Apartment Investment & Management Co. - Class A.       700      27,869
----------------------------------------------------------------------
Colonial Properties Trust                              700      16,231
----------------------------------------------------------------------
Correctional Properties Trust                        1,500      18,375
----------------------------------------------------------------------
                                                                73,950
----------------------------------------------------------------------

RESTAURANTS - 0.57%

CEC Entertainment, Inc.(a)                           2,225      63,134
----------------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS) - 1.22%

CDW Computer Centers, Inc.(a)                        1,200      94,350
----------------------------------------------------------------------
InterTAN, Inc.(a)                                    1,550      40,494
----------------------------------------------------------------------
                                                               134,844
----------------------------------------------------------------------

                                                               MARKET
                                                     SHARES     VALUE

RETAIL (DISCOUNTERS) - 0.31%

Ames Department Stores, Inc.(a)                      1,200 $    34,575
----------------------------------------------------------------------

RETAIL (FOOD CHAINS) - 0.99%

BJ's Wholesale Club, Inc.(a)                         1,400      51,100
----------------------------------------------------------------------
Grand Union Co. (The)(a)                             2,500      25,313
----------------------------------------------------------------------
Wild Oats Markets, Inc.(a)                           1,475      32,727
----------------------------------------------------------------------
                                                               109,140
----------------------------------------------------------------------

RETAIL (SPECIALTY) - 3.15%

CSK Auto Corp.(a)                                    1,500      26,250
----------------------------------------------------------------------
Hollywood Entertainment Corp.(a)                     2,300      33,350
----------------------------------------------------------------------
Linens 'n Things, Inc.(a)                              700      20,738
----------------------------------------------------------------------
Michaels Stores, Inc.(a)                             1,800      51,300
----------------------------------------------------------------------
Rent-A-Center, Inc.(a)                               2,000      39,625
----------------------------------------------------------------------
Rent-Way, Inc.(a)                                    1,876      35,058
----------------------------------------------------------------------
SciQuest.com, Inc.(a)                                  400      31,800
----------------------------------------------------------------------
Sunglass Hut International, Inc.(a)                  2,000      22,500
----------------------------------------------------------------------
Venator Group, Inc.(a)                               3,100      21,700
----------------------------------------------------------------------
Zale Corp.(a)                                        1,350      65,306
----------------------------------------------------------------------
                                                               347,627
----------------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL) - 0.91%

Men's Wearhouse, Inc. (The)(a)                       1,700      49,938
----------------------------------------------------------------------
Too Inc.(a)                                          2,900      50,025
----------------------------------------------------------------------
                                                                99,963
----------------------------------------------------------------------

SAVINGS & LOAN COMPANIES - 0.42%

Bay View Capital Corp.                               1,400      19,863
----------------------------------------------------------------------
Local Financial Corp.(a)                             2,500      25,938
----------------------------------------------------------------------
                                                                45,801
----------------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING) - 2.75%

Circle.com(a)                                        1,000      12,313
----------------------------------------------------------------------
Lamar Advertising Co.(a)                             1,050      63,591
----------------------------------------------------------------------
Snyder Communications, Inc.(a)                       1,100      21,175
----------------------------------------------------------------------
TeleTech Holdings, Inc.(a)                           3,400     114,591
----------------------------------------------------------------------
Young & Rubicam Inc.                                 1,300      91,975
----------------------------------------------------------------------
                                                               303,645
----------------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER) - 2.69%

Copart, Inc.(a)                                      1,500      65,250
----------------------------------------------------------------------
F.Y.I., Inc.(a)                                        900      30,600
----------------------------------------------------------------------
Iron Mountain Inc.(a)                                2,050      80,591
----------------------------------------------------------------------
Pegasus Systems, Inc.(a)                               700      42,219
----------------------------------------------------------------------
Quanta Services, Inc.(a)                             1,200      33,900
----------------------------------------------------------------------
Regis Corp.                                          2,350      44,356
----------------------------------------------------------------------
                                                               296,916
----------------------------------------------------------------------

54                     AIM V.I. CAPITAL DEVELOPMENT FUND

                                                           MARKET
                                                 SHARES     VALUE

SERVICES (COMPUTER SYSTEMS) - 1.79%

Insight Enterprises, Inc.(a)                       1,675 $    68,047
--------------------------------------------------------------------
Safeguard Scientifics, Inc.(a)                       500      81,031
--------------------------------------------------------------------
SunGard Data Systems, Inc.(a)                        200       4,750
--------------------------------------------------------------------
Sykes Enterprises, Inc.(a)                         1,000      43,875
--------------------------------------------------------------------
                                                             197,703
--------------------------------------------------------------------

SERVICES (DATA PROCESSING) - 2.14%

4Front Technologies, Inc.(a)                       1,300      17,387
--------------------------------------------------------------------
BISYS Group, Inc. (The)(a)                         1,150      75,038
--------------------------------------------------------------------
Concord EFS, Inc.(a)                               1,550      39,913
--------------------------------------------------------------------
CSG Systems International, Inc.(a)                 2,600     103,675
--------------------------------------------------------------------
                                                             236,013
--------------------------------------------------------------------

SERVICES (EMPLOYMENT) - 1.78%

Heidrick & Struggles International, Inc.(a)        2,500     105,625
--------------------------------------------------------------------
Korn/Ferry International(a)                        2,500      90,938
--------------------------------------------------------------------
                                                             196,563
--------------------------------------------------------------------

SERVICES (FACILITIES & ENVIRONMENTAL) - 0.17%

Cornell Corrections, Inc.(a)                         100         838
--------------------------------------------------------------------
Wackenhut Corrections Corp.(a)                     1,500      17,531
--------------------------------------------------------------------
                                                              18,369
--------------------------------------------------------------------

TELECOMMUNICATIONS - 0.72%

Broadwing Inc.(a)                                  2,168      79,945
--------------------------------------------------------------------
Telecommunications (Cellular/Wireless) - 1.75%
Arch Communications, Inc.(a)                       9,700      63,959
--------------------------------------------------------------------
Powerwave Technologies, Inc.(a)                    1,300      75,888
--------------------------------------------------------------------
Western Wireless Corp. - Class A(a)                  800      53,400
--------------------------------------------------------------------
                                                             193,247
--------------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE) - 1.08%

CapRock Communications Corp.(a)                    1,800      58,388
--------------------------------------------------------------------
ITC DeltaCom, Inc.(a)                              2,200      60,775
--------------------------------------------------------------------
                                                             119,163
--------------------------------------------------------------------

TEXTILES (SPECIALTY) - 0.30%

Polymer Group, Inc.                                1,800      32,850
--------------------------------------------------------------------

WASTE MANAGEMENT - 0.49%

Catalytica, Inc.(a)                                2,500      33,906
--------------------------------------------------------------------

Safety-Kleen Corp.(a)                              1,800      20,363
--------------------------------------------------------------------
                                                              54,269
--------------------------------------------------------------------
Total Common Stocks & Other Equity Interests
 (Cost $7,043,407)                                         9,417,703
--------------------------------------------------------------------

                              NUMBER
                                OF     EXERCISE EXPIRATION
                             CONTRACTS   PRICE      DATE
OPTIONS PURCHASED - 0.53%

PUTS - 0.53%

Nasdaq 100 Index               300    $ 306     Feb-00   $    15,600
--------------------------------------------------------------------
S & P 500 Index              2,500    137.5     Feb-00        42,969
--------------------------------------------------------------------
Total Options Purchased
 (Cost $123,209)                                              58,569
--------------------------------------------------------------------

                                                  SHARES

MONEY MARKET FUNDS - 13.05%

STIC Liquid Assets Portfolio(b)                   719,837     719,837
---------------------------------------------------------------------
STIC Prime Portfolio(b)                           719,837     719,837
---------------------------------------------------------------------
Total Money Market Funds (Cost $1,439,674)                  1,439,674
---------------------------------------------------------------------
TOTAL INVESTMENTS - 98.92% (Cost $8,606,290)               10,915,946
---------------------------------------------------------------------

OTHER ASSETS LESS LIABILITIES - 1.08%                         118,985

---------------------------------------------------------------------
NET ASSETS - 100.00%                                      $11,034,931
---------------------------------------------------------------------

Investment Abbreviations:

 ADR   -  American Depositary Receipt
 DECS  -  Dividend Enhanced Convertible Stock
 Pfd.  -  Preferred


NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) The money market fund has the same investment advisor as the Fund.


See Notes to Financial Statements.

                      AIM V.I. CAPITAL DEVELOPMENT FUND                  55

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

ASSETS:

Investments, at market value (cost $8,606,290)            $ 10,915,946
----------------------------------------------------------------------
Receivables for:
 Capital stock sold                                             99,919
----------------------------------------------------------------------
 Dividends and interest                                          6,771
----------------------------------------------------------------------
 Investments sold                                               16,696
----------------------------------------------------------------------
 Reimbursement from advisor                                     12,503
----------------------------------------------------------------------
Investment for deferred compensation plan                        8,645
----------------------------------------------------------------------
  Total assets                                              11,060,480
----------------------------------------------------------------------

LIABILITIES:

Payable for deferred compensation plan                           8,645
----------------------------------------------------------------------
Accrued administrative fees                                      4,247
----------------------------------------------------------------------
Accrued operating expenses                                      12,657
----------------------------------------------------------------------
  Total liabilities                                             25,549
----------------------------------------------------------------------
Net assets applicable to shares outstanding               $ 11,034,931
======================================================================

CAPITAL SHARES, $0.001 PAR VALUE PER SHARE:

 Authorized                                                250,000,000
----------------------------------------------------------------------
 Outstanding                                                   928,238
----------------------------------------------------------------------
Net asset value, offering and redemption price per share  $      11.89
======================================================================


STATEMENT OF OPERATIONS

For the year ended December 31, 1999

INVESTMENT INCOME:

Interest                                                   $   18,220
----------------------------------------------------------------------
Dividends (net of $63 foreign withholding tax)                 25,394
----------------------------------------------------------------------
   Total investment income                                     43,614
----------------------------------------------------------------------

EXPENSES:

Advisory fees                                                  35,726
----------------------------------------------------------------------
Administrative services fees                                   46,126
----------------------------------------------------------------------
Custodian fees                                                 38,398
----------------------------------------------------------------------
Directors' fees                                                 6,958
----------------------------------------------------------------------
Professional fees                                              22,118
----------------------------------------------------------------------
Printing fees                                                  11,728
----------------------------------------------------------------------
Other                                                           1,712
----------------------------------------------------------------------
   Total expenses                                             162,766
----------------------------------------------------------------------
Less: Fees waived and expenses reimbursed by advisor         (104,031)
----------------------------------------------------------------------
Expenses paid indirectly                                          (59)
----------------------------------------------------------------------
   Net expenses                                                58,676
----------------------------------------------------------------------
Net investment income (loss)                                  (15,062)
----------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
 SECURITIES, FOREIGN CURRENCIES AND OPTION CONTRACTS:

Net realized gain (loss) from:
   Investment securities                                        9,055
----------------------------------------------------------------------
   Option contracts written                                      (457)
----------------------------------------------------------------------
   Foreign currencies                                            (150)
----------------------------------------------------------------------
                                                                8,448
----------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
   Investment securities                                    2,014,708
----------------------------------------------------------------------
Net gain from investment securities and futures contracts   2,023,156
----------------------------------------------------------------------
Net increase in net assets resulting from operations       $2,008,094
======================================================================

See Notes to Financial Statements.

56                      AIM V.I. CAPITAL DEVELOPMENT FUND

STATEMENT OF CHANGES IN NET ASSETS

For the year ended December 31, 1999 and the period May 1, 1998 (date operations commenced) through December 31, 1998

OPERATIONS:                                                 1999        1998
                                                        -----------  ----------
 Net investment income (loss)                           $   (15,062) $    8,126
--------------------------------------------------------------------------------
 Net realized gain (loss) from investment securities,
  foreign currencies and option contracts                     8,448    (254,021)
--------------------------------------------------------------------------------
 Change in net unrealized appreciation of investment
  securities and option contracts                         2,014,708     294,948
--------------------------------------------------------------------------------
   Net increase in net assets resulting from operations   2,008,094      49,053
--------------------------------------------------------------------------------
 Dividends to shareholders from net investment income            --     (12,074)
--------------------------------------------------------------------------------
 Net increase from capital stock transactions             5,854,369   3,135,489
--------------------------------------------------------------------------------
   Net increase in net assets                             7,862,463   3,172,468
================================================================================
NET ASSETS:
 Beginning of period                                      3,172,468          --
--------------------------------------------------------------------------------
 End of period                                          $11,034,931  $3,172,468
================================================================================
NET ASSETS CONSIST OF:
 Capital (par value and additional paid-in)             $ 8,979,016  $3,134,630
--------------------------------------------------------------------------------
 Undistributed net investment income (loss)                  (8,290)     (3,061)
--------------------------------------------------------------------------------
 Undistributed net realized gain (loss) from investment
  securities, foreign currencies and option contracts      (245,451)   (254,049)
--------------------------------------------------------------------------------
 Unrealized appreciation of investment securities and
  option contracts                                        2,309,656     294,948
--------------------------------------------------------------------------------
                                                        $11,034,931  $3,172,468
================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 1999

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM V.I. Capital Development Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended
(the "1940 Act"), as an open-end series management investment company consisting of seventeen separate portfolios. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is long-term capital appreciation.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
    Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.

                       AIM V.I. CAPITAL DEVELOPMENT FUND                  57

B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.
   On December 31, 1999, undistributed net investment income was increased by $9,833, undistributed net realized gains increased by $150 and paid-in capital decreased by $9,983 as a result of differing book/tax treatment of foreign currency transactions and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassifications.
C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
    The Fund has a capital loss carryforward of $287,192 as of December 31, 1999 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, in the year 2007.
E. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S.
   dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Covered Call Options - The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
    A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
H. Put Options - The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $350 million. During the year ended December 31, 1999, AIM waived fees of $35,726 and reimbursed expenses of $68,305.
 The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services and other administrative services to the Fund. For the year ended December 31, 1999, the Fund paid AIM $46,126 of which AIM retained $43,901 for such services.
 The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. Certain officers and directors of the Company are officers of AIM and AIM Distributors.
 During the year ended December 31, 1999, the Fund paid legal fees of $3,438 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

58                     AIM V.I. CAPITAL DEVELOPMENT FUND

NOTE 3 - INDIRECT EXPENSES
During the year ended December 31, 1999, the Fund received reductions in custodian fees of $59 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $59 during the year ended December 31, 1999.

NOTE 4 - DIRECTORS' FEES
Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1999 was $10,259,505 and $5,809,014, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 1999 is as follows:

Aggregate unrealized appreciation of investment securities    $2,548,222
-------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities    (261,458)
-------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $2,286,764
=========================================================================

Cost of investments for tax purposes is $8,629,182.

NOTE 7 - CALL OPTION CONTRACTS
Transactions in call options written during the year ended December 31, 1999 are summarized as follows:

                                                          CALL OPTION
                                                           CONTRACTS
                                                       ------------------
                                                       NUMBER OF PREMIUMS
                                                       CONTRACTS RECEIVED
                                                       --------- --------
Beginning of year                                          --     $   --
-------------------------------------------------------------------------
Written                                                    37     10,229
-------------------------------------------------------------------------
Closed                                                    (32)    (8,769)
-------------------------------------------------------------------------
Exercised                                                  (3)    (1,303)
-------------------------------------------------------------------------
Expired                                                    (2)      (157)
-------------------------------------------------------------------------
End of year                                                --         --
=========================================================================

                       AIM V.I. CAPITAL DEVELOPMENT FUND                 59

NOTE 8 - CAPITAL STOCK
Changes in capital stock outstanding during the years ended December 31, 1999 and 1998 were as follows:

                                            1999                  1998
                                     --------------------  -------------------
                                      Shares     Amount    Shares     Amount
                                     --------  ----------  -------  ----------
Sold                                  746,789  $7,361,857  403,978  $3,617,838
-------------------------------------------------------------------------------
Issued as reinvestment of dividends        --          --    1,426      12,074
-------------------------------------------------------------------------------
Reacquired                           (163,001) (1,507,488) (60,954)   (494,423)
-------------------------------------------------------------------------------
                                      583,788  $5,854,369  344,450  $3,135,489
===============================================================================

NOTE 9 - FINANCIAL HIGHLIGHTS
Shown below are the financial highlights for a share outstanding of the Fund during the year ended December 31, 1999, and the period May 1, 1998 (date operations commenced) through December 31, 1998.

                                                           1999(a)      1998(a)
                                                           -------      -------
Net asset value, beginning of period                    $  9.21      $10.00
---------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                            (0.03)       0.03
---------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
   unrealized)                                             2.71       (0.78)
---------------------------------------------------------------------------
   Total from investment operations                        2.68       (0.75)
---------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                       --       (0.04)
---------------------------------------------------------------------------
Net asset value, end of period                          $ 11.89      $ 9.21
===========================================================================
Total return(b)                                           29.10%      (7.51)%
===========================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                $11,035      $3,172
===========================================================================
Ratio of expenses to average net assets(c)                 1.23%(d)    1.21%(e)
===========================================================================
Ratio of net investment income (loss) to average net
 assets(f)                                                 (0.32)%(d)  0.62%(e)
===========================================================================
Portfolio turnover rate                                      132%        45%
===========================================================================

(a) Calculated using average shares outstanding.
(b) Total returns is not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 3.42% and 5.80% (annualized) for 1999 and 1998, respectively.
(d) Ratios are based on average net assets of $4,763,466.
(e) Annualized.
(f) After fee waivers and/or expense reimbursements. Ratio of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursement were (2.51)% and (3.97)% (annualized) for 1999 and 1998, respectively.

60                     AIM V.I. CAPITAL DEVELOPMENT FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors
AIM Variable Insurance Funds, Inc.

We have audited the accompanying statement of assets and liabilities of AIM V.I. Capital Development Fund, a series of shares of common stock of AIM Variable Insurance Funds, Inc. including the schedule of investments as of December 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period May 1, 1998 (commencement of operations) through December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Capital Development Fund, as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period May 1, 1998 (commencement of operations) through December 31, 1998 in conformity with generally accepted accounting principles.

                                 TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2000

                       AIM V.I. CAPITAL DEVELOPMENT FUND                   61

DIRECTORS, OFFICERS,      BOARD OF DIRECTORS                      OFFICERS                   OFFICE OF THE FUND
AND OTHER SERVICE
PROVIDERS OF AIM          Charles T. Bauer                        Charles T. Bauer           11 Greenway Plaza
VARIABLE INSURANCE        Chairman                                Chairman                   Suite 100
FUNDS, INC.               A I M Management Group Inc.                                        Houston, TX 77046
                                                                  Robert H. Graham           (800) 347-1919
                          Bruce L. Crockett                       President
                          Director                                                           INVESTMENT ADVISOR
                          ACE Limited;                            Carol F. Relihan
                          Formerly Director, President, and       Senior Vice President      A I M Advisors, Inc.
                          Chief Executive Officer                 and Secretary              11 Greenway Plaza
                          COMSAT Corporation                                                 Suite 100
                                                                  Gary T. Crum               Houston, TX 77046
                          Owen Daly II                            Senior Vice President
                          Director                                                           TRANSFER AGENT AND CUSTODIAN
                          Cortland Trust Inc.                     Dana R. Sutton
                                                                  Vice President and         State Street Bank and Trust Company
                          Edward K. Dunn Jr.                      Treasurer                  225 Franklin Street
                          Chairman, Mercantile Mortgage Corp.;                               Boston, MA 02110
                          Formerly Vice Chairman, President       Robert G. Alley
                          and Chief Operating Officer,            Vice President             COUNSEL TO THE FUNDS
                          Mercantile-Safe Deposit & Trust Co.;
                          and President, Mercantile Bankshares    Stuart W. Coco             Freedman, Levy, Kroll &
                                                                  Vice President             Simonds
                          Jack Fields                                                        1050 Conn. Avenue, N.W.
                          Chief Executive Officer                 Melville B. Cox            Washington, D.C. 20036
                          Texana Global Inc.;                     Vice President
                          Formerly, Member of the                                            COUNSEL TO THE DIRECTORS
                          U.S. House of Representatives           Karen Dunn Kelley
                                                                  Vice President             Kramer, Levin, Naftalis & Frankel LLP
                          Carl Frischling                                                    919 Third Avenue
                          Partner                                 Edgar M. Larsen            New York, NY 10022
                          Kramer, Levin, Naftalis & Frankel LLP   Vice President
                                                                                             DISTRIBUTOR
                          Robert H. Graham                        Mary J. Benson
                          President and Chief Executive Officer   Assistant Vice President   A I M Distributors, Inc.
                          A I M Management Group Inc.             and Assistant Treasurer    11 Greenway Plaza
                                                                                             Suite 100
                          Prema Mathai-Davis                      Sheri Morris               Houston, TX 77046
                          Chief Executive Officer, YWCA of the    Assistant Vice President
                          U.S.A.                                  and Assistant Treasurer    INDEPENDENT AUDITORS

                          Lewis F. Pennock                        Renee A. Friedli           Tait, Weller & Baker
                          Attorney                                Assistant Secretary        8 Penn Center Plaza
                                                                                             Suite 800
                          Louis S. Sklar                          P. Michelle Grace          Philadelphia, PA 19103
                          Executive Vice President                Assistant Secretary
                          Hines Interests
                          Limited Partnership                     Nancy L. Martin
                                                                  Assistant Secretary

                                                                  Ofelia M. Mayo
                                                                  Assistant Secretary

                                                                  Lisa A. Moss
                                                                  Assistant Secretary

                                                                  Kathleen J. Pflueger
                                                                  Assistant Secretary

                                                                  Samuel D. Sirko
                                                                  Assistant Secretary

                                                                  Stephen I. Winer
                                                                  Assistant Secretary


62                     AIM V.I. CAPITAL DEVELOPMENT FUND

The Managers' Overview

NEW FUND INVESTS WITH BOOMERS IN MIND

A roundtable discussion with the fund management team for AIM V.I. Dent
Demographic Trends Fund about the fiscal year ended December 31, 1999.
Q. CAN YOU DESCRIBE THE FUND'S               care, financial services and consumer-       big-picture analysis of economic trends,
INVESTMENT PHILOSOPHY?                       related products and services. The tech-     highlighting important sectors and indus-
A. AIM V.I. Dent Demographic Trends          nology and telecommunications sector is      ries. AIM's team uses that information in
Fund is designed to capitalize on con-       booming and the growth opportunities in      its stock-selection process. We look for
sumer's spending habits. Our manage-         this area are long-term and far-reaching.    the fastest-growing companies in the best
ment team is guided by the opinions and      The fund will concentrate on companies       position to take advantage of those
research of Harry S. Dent, Jr., a strategic  that are building out the Internet's infra-  trends. We use our proven strategy:
consultant and best-selling author of        structure, such as computer hardware         investing in stocks with earnings track
The Great Boom Ahead, The Roaring            and software makers.                         records and good prospects for future
2000s and The Roaring 2000s Investor.          Health care is another attractive          earnings growth.
According to Dent's analysis:                sector. The aging baby-boom generation
 . The stock market has historically been     and their parents should spend more on       Q. WHAT IS YOUR OUTLOOK FOR THE
  driven primarily by consumer spend-        health care. Pharmaceutical companies,       NEW YEAR?
  ing on major purchases such as hous-       health-care services and medical-device      A. Our outlook for the market (and the
  ing, furnishings, appliances and cars.     manufacturers should benefit from this       economy) is quite positive. The U.S.
 . The market has usually done well           increased spending.                          economy is experiencing one of the
  when a generation's spending peaks,          Financial-services companies stand to      lengthiest expansion periods in its histo-
  at about age 46 1/2.                       profit from demographic trends as well.      ry; if it continues through the first
 . As more baby boomers reach their           Baby boomers are just beginning to save      quarter of 2000, it will become the
  peak spending age, they may propel         and invest for retirement; they are turning  longest economic expansion the country
  the stock market for the next decade.      to financial consultants for advice, invest- has ever enjoyed. Our domestic economy
The fund focuses on companies in mar-        ing in mutual funds and buying insurance     remains strong, inflation is low and
ket sectors that are expected to benefit     policies. The fund will examine major        the country is enjoying a budget surplus.
from this spending wave.                     investment-management businesses,            We believe this environment, combined with
                                             insurance companies and other leading        the demographic trends we have identified,
Q. BASED ON DEMOGRAPHIC TRENDS,              financial-services firms for investment      bodes well for equities.
WHAT SECTORS WOULD THOSE BE?                 opportunities.
A. Among the sectors Dent considers
most promising are technology, health        Q. WHAT IS THE RELATIONSHIP
                                             BETWEEN DENT AND AIM'S MAN-
                                             AGEMENT TEAM?
                                             A. Dent, president of H.S. Dent Advisors,
                                             Inc. (the fund's subadvisor), offers a

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND                    63

SCHEDULE OF INVESTMENTS

December 31, 1999

                                              PRINCIPAL         MARKET
                                               AMOUNT           VALUE
U.S. GOVERNMENT AGENCY SECURITIES - 16.50%

FEDERAL HOME LOAN BANK - 16.50%

Disc. Notes, 1.50%, 01/03/00 (Cost
 $164,986)(a)                                $   165,000    $      164,986
-----------------------------------------------------------------------------

U.S. TREASURY SECURITIES - 8.40%

U.S. TREASURY BILLS - 8.40%

4.95%, 03/30/00 (Cost $83,960)(a)                 85,000(b)         83,964
-----------------------------------------------------------------------------

REPURCHASE AGREEMENTS - 53.89%(c)

Bank of America Securities, 3.15%,
 01/03/00(d)                                      38,701            38,701
-----------------------------------------------------------------------------
Bank One Capital Markets, Inc.
3.25%, 01/03/00(e)                               230,000           230,000
-----------------------------------------------------------------------------
CIBC Oppenheimer Corp., 3.25%, 01/03/00(f)       230,000           230,000
-----------------------------------------------------------------------------
Greenwich Capital Markets, Inc.,
3.30%, 01/03/00(g)                                40,000            40,000
-----------------------------------------------------------------------------
Total Repurchase Agreements (Cost $538,701)                        538,701
-----------------------------------------------------------------------------
                                               SHARES
MONEY MARKET FUNDS - 21.01%

STIC Liquid Assets Portfolio(h)                  104,999           104,999
-----------------------------------------------------------------------------
STIC Prime Portfolio(h)                          104,999           104,999
-----------------------------------------------------------------------------
Total Money Market Funds (Cost $209,998)                           209,998
-----------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.80% (Cost $997,645)                         997,649(i)
-----------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES - 0.20%                                1,950
-----------------------------------------------------------------------------
NET ASSETS - 100.00%                                              $999,599
=============================================================================

Investment Abbreviations:

Disc.- Discounted

See Notes to Financial Statements.

NOTES TO SCHEDULE OF INVESTMENTS:
(a) Interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(b) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 5.
(c) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sale price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(d) Joint repurchase agreement entered into 12/31/99 with a maturing value of $470,258,225 and collateralized by $470,134,815 U.S. Government obligations, 4.75% to 5.25% due 02/01/01 to 11/14/03 with an aggregate market value at 12/31/99 of $510,000,998.
(e) Joint repurchase agreement entered into 12/31/99 with a maturing value of $300,081,250 and collateralized by $304,417,000 U.S. Government obligations, 0% to 8.125% due 01/03/00 to 05/15/21 with an aggregate market value at 12/31/99 of $303,690,194.
(f) Joint repurchase agreement entered into 12/31/99 with a maturing value of $285,077,188 and collateralized by $285,000,000 U.S. Government obligations, 5.812% to 8.023% due 04/01/19 to 05/01/35 with an aggregate market value at 12/31/99 of $290,700,000.
(g) Joint repurchase agreement entered into 12/31/99 with a maturing value of $240,066,000 and collateralized by $343,554,149 U.S. Government obligations, 5.00% to 10.00% due 03/01/01 to 12/01/29 with an aggregate market value at 12/31/99 of $244,803,339.
(h) The money market fund has the same investment advisor as the Fund.
(i) Also represents cost for federal income tax purposes.

See Notes to Financial Statements.

64                    AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

ASSETS:

Investments, at market value  (cost $997,645)             $    997,649
----------------------------------------------------------------------
Receivables for:
 Dividends and interest                                            157
----------------------------------------------------------------------
 Variation margin                                                1,870
----------------------------------------------------------------------
 Due from Advisor                                                  613
----------------------------------------------------------------------
  Total assets                                               1,000,289
----------------------------------------------------------------------

LIABILITIES:

Accrued advisory fees                                               47
----------------------------------------------------------------------
Accrued administration fees                                        274
----------------------------------------------------------------------
Accrued operating expenses                                         369
----------------------------------------------------------------------
  Total liabilities                                                690
----------------------------------------------------------------------
Net assets applicable to shares outstanding               $    999,599
======================================================================
CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:
 Authorized                                                250,000,000
----------------------------------------------------------------------
 Outstanding                                                   100,001
----------------------------------------------------------------------
Net asset value, offering and redemption price per share  $      10.00
======================================================================


STATEMENT OF OPERATIONS

For the period December 29, 1999 (date operations commenced) through December 31, 1999

INVESTMENT INCOME:

Interest                                                         $ 131
-----------------------------------------------------------------------
Dividends                                                          108
-----------------------------------------------------------------------
  Total investment income                                          239
-----------------------------------------------------------------------

EXPENSES:

Advisory fees                                                       47
-----------------------------------------------------------------------
Administrative services fees                                       274
-----------------------------------------------------------------------
Custodian fees                                                     170
-----------------------------------------------------------------------
Directors' fees                                                     43
-----------------------------------------------------------------------
Other                                                              155
-----------------------------------------------------------------------
  Total expenses                                                   689
-----------------------------------------------------------------------
Less: Fees waived and expenses reimbursed by Advisor              (613)
-----------------------------------------------------------------------
  Net expenses                                                      76
-----------------------------------------------------------------------
Net investment income                                              163
-----------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES:

Change in net unrealized appreciation (depreciation) of:
  Investment securities                                              4
-----------------------------------------------------------------------
  Futures contracts                                               (578)
-----------------------------------------------------------------------
Net gain (loss) on investment securities                          (574)
-----------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations  $(411)
=======================================================================

See Notes to Financial Statements.

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND              65

STATEMENT OF CHANGES IN NET ASSETS

For the period December 29, 1999 (date operations commenced) through December 31, 1999

                                                                      1999
                                                                    ---------
OPERATIONS:

 Net investment income                                              $     163
------------------------------------------------------------------------------
 Change in net unrealized appreciation (depreciation) of investment
  securities                                                             (574)
------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from operations      (411)
------------------------------------------------------------------------------
 Net increase from capital stock transactions                       1,000,010
------------------------------------------------------------------------------
    Net increase in net assets                                        999,599
------------------------------------------------------------------------------
NET ASSETS:
Beginning of period                                                        --
------------------------------------------------------------------------------
End of period                                                       $ 999,599
==============================================================================
NET ASSETS CONSIST OF:
 Capital (par value and additional paid-in)                         $ 999,988
------------------------------------------------------------------------------
 Undistributed net investment income                                      185
------------------------------------------------------------------------------
 Unrealized appreciation (depreciation) of investment securities         (574)
------------------------------------------------------------------------------
                                                                    $ 999,599
==============================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 1999

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM V.I. Dent Demographic Trends Fund (the "Fund") is a series portfolio of
AIM Variable Insurance Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seventeen separate portfolios. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund commenced operations December 29, 1999. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is to achieve long-term growth of capital.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
    Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.

66                   AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. On December 31, 1999, undistributed net investment income was increased by $22 and paid-in capital decreased by $22 as a result of differing book/tax treatment of organizational costs reclassifications. Net assets of the Fund were unaffected by the reclassifications.
C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Futures Contracts - The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). H.S. Dent Advisors, Inc. is the Fund's subadvisor. Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $2 billion of the Fund's average daily net assets, plus 0.80% of the Fund's average daily net assets in excess of $2 billion. During the period December 29, 1999 (date operations commenced) through December 31, 1999, AIM waived fees of $47 and reimbursed expenses of $566.
 The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services and other administrative services to the Fund. For the period December 29, 1999 (date operations commenced) through December 31, 1999, AIM was paid $274 for such services.
 The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. Certain officers and directors of the Company are officers of AIM and AIM Distributors.

NOTE 3 - DIRECTORS' FEES
Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4 - BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the period December 29, 1999 (date operations commenced) through December 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5 - FUTURES CONTRACTS
On December 31, 1999, $46,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts were as follows:

                                          UNREALIZED
               NO. OF                     APPRECIATION
  CONTRACT    CONTRACTS MONTH/COMMITMENT (DEPRECIATION)
------------  --------- ---------------- -------------
S&P 500 Mini      11       Mar-00/Buy        ($578)
-------------------------------------------------------

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND                 67

NOTE 6 - CAPITAL STOCK
Changes in capital stock outstanding during the period December 29, 1999 (date operations commenced) through December 31, 1999 were as follows:

                                                                    1999
                                                              ------------------
                                                              SHARES    AMOUNT
                                                              ------- ----------
Sold                                                          100,001 $1,000,010
================================================================================

NOTE 7 - FINANCIAL HIGHLIGHTS
 Shown below are the financial highlights for a share outstanding of the Fund during the period December 29, 1999 (date operations commenced) through December 31, 1999.

                                                                  1999
                                                                 ------
Net asset value, beginning of period                             $10.00
-------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.00
-------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                               --
-------------------------------------------------------------------------
Net asset value, end of period                                   $10.00
=========================================================================
Total return(a)                                                    0.00%
=========================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $1,000
=========================================================================
Ratio of expenses to average net assets(b):
 With expense waiver and reimbursement                             1.40%
-------------------------------------------------------------------------
 Without expense waiver and reimbursement                         12.58%
=========================================================================
Ratio of net investment income (loss) to average net assets(b):
 With expense waiver and reimbursement                             2.96%
-------------------------------------------------------------------------
 Without expense waiver and reimbursement                         (8.22)%
=========================================================================
Portfolio turnover rate                                              --
=========================================================================

(a) Total returns are not annualized for periods less than one year.
(b) Ratios are annualized and based on average net assets of $666,528.

68                   AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors
AIM Variable Insurance Funds, Inc.

We have audited the accompanying statement of assets and liabilities of AIM V.I. Dent Demographic Trends Fund, a series of shares of common stock of AIM Variable Insurance Funds, Inc. including the schedule of investments as of December 31, 1999, the related statement of operations, the statement of changes in net assets and the financial highlights for the period December 29, 1999 (date operations commenced) through December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Dent Demographic Trends Fund, as of December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the period December 29, 1999 (date operations commenced) through December 31, 1999 in conformity with generally accepted accounting principles.

                                     TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2000

                     AIM V.I. DENT DEMOGRAPHIC TRENDS FUND                    69

DIRECTORS, OFFICERS,      BOARD OF DIRECTORS                      OFFICERS                   OFFICE OF THE FUND
AND OTHER SERVICE
PROVIDERS OF AIM          Charles T. Bauer                        Charles T. Bauer           11 Greenway Plaza
VARIABLE INSURANCE        Chairman                                Chairman                   Suite 100
FUNDS, INC.               A I M Management Group Inc.                                        Houston, TX 77046
                                                                  Robert H. Graham           (800) 347-1919
                          Bruce L. Crockett                       President
                          Director                                                           INVESTMENT ADVISOR
                          ACE Limited;                            Carol F. Relihan
                          Formerly Director, President, and       Senior Vice President      A I M Advisors, Inc.
                          Chief Executive Officer                 and Secretary              11 Greenway Plaza
                          COMSAT Corporation                                                 Suite 100
                                                                  Gary T. Crum               Houston, TX 77046
                          Owen Daly II                            Senior Vice President
                          Director                                                           TRANSFER AGENT AND CUSTODIAN
                          Cortland Trust Inc.                     Dana R. Sutton
                                                                  Vice President and         State Street Bank and Trust Company
                          Edward K. Dunn Jr.                      Treasurer                  225 Franklin Street
                          Chairman, Mercantile Mortgage Corp.;                               Boston, MA 02110
                          Formerly Vice Chairman, President       Robert G. Alley
                          and Chief Operating Officer,            Vice President             COUNSEL TO THE FUNDS
                          Mercantile-Safe Deposit & Trust Co.;
                          and President, Mercantile Bankshares    Stuart W. Coco             Freedman, Levy, Kroll &
                                                                  Vice President             Simonds
                          Jack Fields                                                        1050 Conn. Avenue, N.W.
                          Chief Executive Officer                 Melville B. Cox            Washington, D.C. 20036
                          Texana Global Inc.;                     Vice President
                          Formerly, Member of the                                            COUNSEL TO THE DIRECTORS
                          U.S. House of Representatives           Karen Dunn Kelley
                                                                  Vice President             Kramer, Levin, Naftalis & Frankel LLP
                          Carl Frischling                                                    919 Third Avenue
                          Partner                                 Edgar M. Larsen            New York, NY 10022
                          Kramer, Levin, Naftalis & Frankel LLP   Vice President
                                                                                             DISTRIBUTOR
                          Robert H. Graham                        Mary J. Benson
                          President and Chief Executive Officer   Assistant Vice President   A I M Distributors, Inc.
                          A I M Management Group Inc.             and Assistant Treasurer    11 Greenway Plaza
                                                                                             Suite 100
                          Prema Mathai-Davis                      Sheri Morris               Houston, TX 77046
                          Chief Executive Officer, YWCA of the    Assistant Vice President
                          U.S.A.                                  and Assistant Treasurer    INDEPENDENT AUDITORS

                          Lewis F. Pennock                        Renee A. Friedli           Tait, Weller & Baker
                          Attorney                                Assistant Secretary        8 Penn Center Plaza
                                                                                             Suite 800
                          Louis S. Sklar                          P. Michelle Grace          Philadelphia, PA 19103
                          Executive Vice President                Assistant Secretary
                          Hines Interests
                          Limited Partnership                     Nancy L. Martin
                                                                  Assistant Secretary

                                                                  Ofelia M. Mayo
                                                                  Assistant Secretary

                                                                  Lisa A. Moss
                                                                  Assistant Secretary

                                                                  Kathleen J. Pflueger
                                                                  Assistant Secretary

                                                                  Samuel D. Sirko
                                                                  Assistant Secretary

                                                                  Stephen I. Winer
                                                                  Assistant Secretary

70                   AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

The Managers' Overview

Fund Contends With
Difficult Bond Market

A roundtable discussion with the fund
management team for AIM V.I. Diversified
Income Fund for the fiscal year ended
December 31, 1999.

Q. 1999 WAS THE WORST YEAR FOR BONDS SINCE   supply was generally met by weak demand      year. Unlike other types of bonds, high-
1994. HOW DID THE FUND PERFORM?              until the fourth quarter of the fiscal       yield securities tend to benefit from a
A. The rising interest rate environment      year when rising yields made corporate       vibrant economy. The issuers of high-yield
negatively affected most bond-market         bonds more attractive to investors.          bonds are generally better able to meet
sectors, and this trend detracted from the   Corporate bonds rallied and ended up         their debt obligations when the economy
fund's performance. For the fiscal year      posting only modest losses for the year.     and corporate profits are strong. Because
ended December 31, 1999, total return            Corporate bonds fared much better than   the value of high-yield bonds is largely
was - 1.92%.                                 U.S. Treasury issues, which endured their    dependent on the ability of their issuers
                                             worst 12-month performance in 22 years.      to meet their debt obligations, these
Q. WHAT WERE THE KEY TRENDS IN THE           The weakness in the Treasury market was      securities tend to be less sensitive to
DOMESTIC INVESTMENT-GRADE BOND MARKET?       reflected in the yield of the benchmark      interest-rate fluctuations.
A. The weakness in the bond market           30-year Treasury bond, which rose from
stemmed from investor concerns that strong   5.09% at the beginning of the fiscal year    Q. HOW DID FOREIGN BONDS FARE?
economic growth would prompt the Federal     to 6.48% at its conclusion. At the end of    A. Although the U.S. dollar weakened
Reserve Board (the Fed) to raise interest    the reporting period, Treasury yields were   against the Japanese yen, it remained
rates to keep inflation at bay. Ultimately,  at their highest levels in more than two     strong against other major currencies,
in three separate moves, the central bank    years. And because of rising Treasury        including the euro. The strength of the
raised the key federal funds rate from       yields, the yield spread between             dollar against most other currencies hurt
4.75% to 5.50%. The bond market was also     Treasuries and investment-grade corporate    returns for U.S. investors in foreign
rattled by Y2K concerns, which largely       bonds, while contracting toward the end of   bonds. We continued to mitigate the effect
proved to be unfounded, and the decline in   the year, remained wide from a historical    of a strong dollar by selectively hedging
value of the U.S. dollar against the         perspective.                                 our currency exposure.
Japanese yen.                                                                                 Even without taking currency factors
    For much of the year, an overabundance   Q. HOW DID HIGH-YIELD BONDS PERFORM?         into consideration, the performance of
of new issues hurt the performance of        A. After being in the doldrums for much of   foreign bonds (except for emerging markets
investment-grade corporate bonds. Companies  the reporting period, high-yield bonds       debt) was lackluster for the year. As
rushed to issue new bonds before Y2K         rallied in the fourth quarter of 1999 and    domestic corporate bonds did, foreign
concerns became more pronounced toward       wound up posting modest gains for the        corporate bonds outperformed their
the end of 1999. This overabundance of                                                    government counterparts. Rising interest
                                                                                          rates around the world had a negative
Portfolio Composition

As of 12/31/99, based on total net assets
                                                                                         High-Yield  Investment-   Foreign
Top Five Bond Holdings                       Coupon    Maturity      % Net Assets          Bonds     Grade Bonds    Bonds   Other

1. U.S. Treasury                             7.250%    08/2004           5.19%              22.25%      50.56%      21.06%  6.13%
2. Time Warner Inc.                          9.125     01/2013           1.55
3. Niagara Mohawk Power Corp.                7.75      10/2018           1.51
4. CSC Holdings Inc.                         7.825     07/2018           1.31
5. ConAgra, Inc                              7.125     10/2026           1.27

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.

                       AIM V.I. DIVERSIFIED INCOME FUND                       71

                                                 [GRAPH APPEARS HERE]
impact on foreign as well as U.S. bonds.     RESULTS OF A $10,000 INVESTMENT
    Two of the better-performing bond        -------------------------------
markets were Canada and the United           5/5/93 - 12/31/99
Kingdom, and the fund benefited from its
significant exposure to these markets. In    AVERAGE ANNUAL TOTAL RETURNS
the United Kingdom, the bond market got a    As of 12/31/99
boost from low inflation and a Bank of       Inception (5/5/93)     5.93%
England that acted diligently to keep it     5 Years                7.83
in check. Bonds in the Euroland regions      1 Year                -1.92%
performed poorly in the face of a
strengthening economy before showing signs                          AIM V.I.            Lehman
of recovering toward the end of the fiscal                        Diversified          Aggregate
year as economic conditions moderated.       (In thousands)       Income Fund         Bond Index
                                                                  ------------------------------
Q. GIVEN THE WEAKNESS OF THE BOND MARKET,          5/5/93           10,000              10,000
WHAT STRATEGIES DID YOU EMPLOY?                     12/93           10,605              10,466
A. The market downturn allowed us to buy            12/94           10,068              10,161
attractive bonds at reduced prices.                 12/95           11,982              12,038
Additionally, as a defensive measure, we            12/96           13,204              12,475
reduced the fund's duration. The fund               12/97           14,444              13,679
maintained an average portfolio quality             12/98           14,961              14,868
rating of BBB/Baa as measured by                    12/99           14,674              14,746
Standard & Poor's Corporation and Moody's    --------------
Investor Service and other widely known      SOURCE: LIPPER, INC.
credit-rating agencies. These ratings are    Past performance cannot guarantee  comparable future results.
historical and are based on analysis of
the credit quality of the individual         MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN
securities in the fund's portfolio.          INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.
    The fund's exposure to investment-
grade bonds increased slightly as V. I.      The performance figures shown here, which represent AIM V.I. Diversified Income Fund,
Strategic Income Fund and V. I. Global       are not intended to reflect actual annuity values, and they do not reflect charges
Government Income Fund (both former GT       at the separate-account level which (if applied) would lower them. AIM V.I. Diversified
Global funds) were merged into the fund.     Income Fund's performance figures are historical, and they reflect changes in net
At the end of the reporting period, the      asset value and the reinvestment of distributions. The fund's investment return and
fund's total assets were divided as          principal value will fluctuate, so an investor's shares, when redeemed, may be worth
follows: domestic investment-grade bonds,    more or less than their original cost.
50.56%; high-yield bonds, 22.25%; foreign        The unmanaged Lehman Aggregate Bond Index, which represents the performance of
bonds, 21.06% and other assets, 6.13%.       corporate debt securities, is compiled by Lehman Brothers, a well-known global
The fund's corporate holdings spanned a      investment bank. Data for the index is for the period 4/30/93-12/31/99.
wide range of industries.                        Government securities (such as U.S. Treasury bills, notes and bonds)
    We believe this diversified investment   offer a high degree of safety, and they guarantee the timely payment of principal and
strategy can reduce risk and enhance         interest if held to maturity. Fund shares are not insured, and their value will vary
potential returns.                           with market conditions. An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends.
Q. WHAT IS YOUR OUTLOOK?                     ---------------------------------------------------------------------------------------
A. In the United States, the near-term       the Fed raised the federal funds rate to     investment options. And Asia appears to
outlook for bonds will likely depend         5.75%. We expect the Fed to raise interest   be well on the road to recovery from the
largely on the strength of the economy. If   rates again in the months ahead to slow      economic crisis that had worldwide
the economy continues to grow at a           economic growth and forestall inflation.     ramifications in 1997-1998. However, the
blistering pace, it could have a negative    If economic growth moderates, interest       global acceleration in economic growth
impact on the bond market. On February 2,    rates could level off, and such a            could lead to higher interest rates to
after the close of the reporting period,     development could have a positive impact     keep inflation in check, which could
                                             on the bond market. And while past           affect total returns for bonds.
                                             performance cannot guarantee comparable          Nevertheless, we adhere to our
                                             future results, the U.S. bond market has         strategy of primarily investing in
                                             seldom had two dismal years in a row.        domestic investment-grade, high-yield and
                                                 Globally, there are encouraging signs.   foreign corporate bonds. Normally, these
                                             In Europe, for example, inflation remains    bonds tend to react differently to various
                                             subdued. The introduction of the euro in     economic and market conditions. Over the
                                             11 countries has stimulated the              long term, we believe this investment
                                             development of the corporate bond market     approach has the potential to enhance
                                             in Europe, giving the fund more potential    returns and reduce risk.

72                     AIM V.I. DIVERSIFIED INCOME FUND

SCHEDULE OF INVESTMENTS

December 31, 1999

                                                       PRINCIPAL    MARKET
                                                         AMOUNT      VALUE
U.S. DOLLAR DENOMINATED BONDS & NOTES - 62.09%

AIR FREIGHT - 0.64%

Atlas Air, Inc., Sr. Unsec. Notes, 10.75%, 08/01/05    $  620,000 $   638,600
-----------------------------------------------------------------------------

AIRLINES - 3.32%

Air 2 US - Series C, Equipment Trust Ctfs., 10.13%,
 10/01/20 (Acquired 10/28/99; Cost $550,000)(a)           550,000     547,514
-----------------------------------------------------------------------------
Airplanes Pass Through Trust - Series D, Gtd. Sub.
 Bonds, 10.88%, 03/15/19                                  300,000     264,000
-----------------------------------------------------------------------------
Delta Air Lines, Inc., Deb.,
 9.00%, 05/15/16                                          825,000     853,396
-----------------------------------------------------------------------------
 10.38%, 12/15/22                                         600,000     705,090
-----------------------------------------------------------------------------
Dunlop Standard Aerospace Holdings PLC (United
 Kingdom), Sr. Unsec. Sub. Notes, 11.88%, 05/15/09        460,000     475,525
-----------------------------------------------------------------------------
United Air Lines, Inc. - Series 95A2, Pass Through
 Ctfs., 9.56%, 10/19/18                                   425,000     454,040
-----------------------------------------------------------------------------
                                                                    3,299,565
-----------------------------------------------------------------------------

AUTO PARTS & EQUIPMENT - 0.66%

Advance Stores Co., Inc. - Series B, Sr. Unsec. Gtd.
 Sub. Notes, 10.25%, 04/15/08                             335,000     289,775
-----------------------------------------------------------------------------
Exide Corp., Sr. Notes, 10.00%, 04/15/05                  380,000     370,500
-----------------------------------------------------------------------------
                                                                      660,275
-----------------------------------------------------------------------------

AUTOMOBILES - 0.44%

General Motors Corp., Putable Deb., 8.80%, 03/01/21       400,000     440,096
-----------------------------------------------------------------------------

BANKS (MAJOR REGIONAL) - 0.73%

Midland Bank PLC (United Kingdom), Sub. Notes, 7.65%,
 05/01/25                                                 245,000     244,417
-----------------------------------------------------------------------------
Regions Financial Corp., Putable Sub. Notes, 7.75%,
 09/15/24                                                 500,000     482,895
-----------------------------------------------------------------------------
                                                                      727,312
-----------------------------------------------------------------------------

BANKS (MONEY CENTER) - 1.80%

Bayerische Landesbank Girozentrale (Germany), Unsec.
 Sub. Notes, 5.88%, 12/01/08                              100,000      89,812
-----------------------------------------------------------------------------
First Union Corp., Putable Sub. Deb., 7.50%, 04/15/35     800,000     798,600
-----------------------------------------------------------------------------
Republic New York Corp.,
 Sub. Deb., 9.50%, 04/15/14                               350,000     385,728
-----------------------------------------------------------------------------
 Sub. Notes, 9.70%, 02/01/09                              470,000     518,673
-----------------------------------------------------------------------------
                                                                    1,792,813
-----------------------------------------------------------------------------

BANKS (REGIONAL) - 1.27%

Mercantile Bancorp., Inc., Unsec. Sub. Notes, 7.30%,
 06/15/07                                                 825,000     807,799
-----------------------------------------------------------------------------
Riggs Capital Trust II - Series C, Gtd. Bonds, 8.88%,
 03/15/27                                                 500,000     456,091
-----------------------------------------------------------------------------
                                                                    1,263,890
-----------------------------------------------------------------------------



                                                        PRINCIPAL    MARKET
                                                          AMOUNT      VALUE
BROADCASTING (TELEVISION, RADIO & CABLE) - 5.69%

British Sky Broadcasting Group PLC (United Kingdom),
 Sr. Unsec. Gtd. Yankee Notes, 8.20%, 07/15/09          $  795,000 $   765,606
------------------------------------------------------------------------------
Comcast Cable Communications, Unsec. Notes, 8.50%,
 05/01/27                                                  500,000     530,860
------------------------------------------------------------------------------
CSC Holdings Inc.,
 Sr. Unsec. Deb., 7.88%, 02/15/18                          400,000     382,784
------------------------------------------------------------------------------
 Sr. Unsec. Deb., 7.63%, 07/15/18                        1,400,000   1,306,620
------------------------------------------------------------------------------
 Sr. Unsec. Notes, 7.88%, 12/15/07                         500,000     493,275
------------------------------------------------------------------------------
Fox Family Worldwide, Inc., Sr. Unsec. Disc. Notes,
 10.25%, 11/01/07(b)                                       840,000     554,400
------------------------------------------------------------------------------
Knology Holdings, Inc., Sr. Disc. Notes, 11.88%,
 10/15/07(b)                                             1,000,000     672,500
------------------------------------------------------------------------------
Lenfest Communications, Inc., Sr. Unsec. Sub. Notes,
 8.25%, 02/15/08                                           950,000     954,750
------------------------------------------------------------------------------
                                                                     5,660,795
------------------------------------------------------------------------------

BUILDING MATERIALS - 0.11%

Blount Inc., Sr. Sub Notes, 13.00%, 08/01/09(c)            100,000     106,000
------------------------------------------------------------------------------

CHEMICALS - 0.16%

Lyondell Chemical Co., Sr. Gtd. Sub. Notes, 10.88%,
 05/01/09                                                  150,000     155,250
------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT - 0.17%

Dialog Corp. PLC - Series A (United Kingdom), Sr. Sub.
 Yankee Notes, 11.00%, 11/15/07                            350,000     169,750
------------------------------------------------------------------------------

COMPUTERS (HARDWARE) - 0.66%

Lattice Semiconductor Corp., Conv. Notes, 4.75%,
 11/01/06 (Acquired 12/03/99; Cost $690,000)(a)            500,000     659,520
------------------------------------------------------------------------------

COMPUTERS (NETWORKING) - 0.39%

Exodus Communications, Inc., Sr. Unsec. Notes, 11.25%,
 07/01/08                                                  375,000     390,937
------------------------------------------------------------------------------

COMPUTERS (PERIPHERALS) - 0.31%

Equinix Inc., Sr. Notes, 13.00%, 12/01/07(c)(d)            300,000     311,250
------------------------------------------------------------------------------

CONSUMER FINANCE - 1.55%

Capital One Financial Corp., Unsec. Notes, 7.25%,
 05/01/06                                                  530,000     500,643
------------------------------------------------------------------------------
Countrywide Capital III - Series B, Gtd. Bonds, 8.05%,
 06/15/27                                                  400,000     368,388
------------------------------------------------------------------------------
MBNA Capital I - Series A, Gtd. Bonds, 8.28%, 12/01/26     770,000     675,629
------------------------------------------------------------------------------
                                                                     1,544,660
------------------------------------------------------------------------------

ELECTRIC COMPANIES - 3.11%

Cleveland Electric Illuminating Co. (The) - Series D,
 Sr. Sec. Notes, 7.88%, 11/01/17                           500,000     471,832
------------------------------------------------------------------------------
El Paso Electric Co. - Series E, Sec. First Mortgage
 Bonds, 9.40%, 05/01/11                                    150,000     158,914
------------------------------------------------------------------------------
Niagara Mohawk Power Co. - Series H, Sr. Unsec. Disc.
 Notes, 8.50%, 07/01/10(b)                               2,000,000   1,498,240
------------------------------------------------------------------------------
Southern Energy, Inc., Sr. Notes, 7.90%, 07/15/09
 (Acquired 12/03/99; Cost $980,670)(a)                   1,000,000     964,160
------------------------------------------------------------------------------
                                                                     3,093,146
------------------------------------------------------------------------------


                        AIM V.I. DIVERSIFIED INCOME FUND                     73

                                                        PRINCIPAL    MARKET
                                                          AMOUNT      VALUE

ENTERTAINMENT - 1.55%

Time Warner Inc., Deb., 9.13%, 01/15/13                 $1,400,000 $ 1,537,858
------------------------------------------------------------------------------

FINANCIAL (DIVERSIFIED) - 1.13%

Heller Financial, Inc., Notes, 7.38%, 11/01/09
 (Acquired 11/23/99; Cost $323,970)(a)                     325,000     316,982
------------------------------------------------------------------------------
Source One Mortgage Services Corp., Deb., 9.00%,
 06/01/12                                                  180,000     196,063
------------------------------------------------------------------------------
Sumitomo Bank International Finance N.V. (Japan), Gtd.
 Sub. Notes, 8.50%, 06/15/09                               600,000     610,949
------------------------------------------------------------------------------
                                                                     1,123,994
------------------------------------------------------------------------------

FOODS - 1.41%

ConAgra, Inc., Sr. Unsec. Putable Notes, 7.13%,
 10/01/26                                                1,300,000   1,259,713
------------------------------------------------------------------------------
Vlasic Foods International Inc. - Series B, Sr. Unsec.
 Sub. Notes, 10.25%, 07/01/09                              150,000     143,625
------------------------------------------------------------------------------
                                                                     1,403,338
------------------------------------------------------------------------------

GAMING, LOTTERY & PARIMUTUEL COMPANIES - 0.72%

Hollywood Casino Corp.,
 Class A, 1st Mortgage, 13.00%, 08/01/06(c)                150,000     161,250
------------------------------------------------------------------------------
 Sr. Sec. Gtd. Sub. Notes, 11.25%, 05/01/07(c)             125,000     131,250
------------------------------------------------------------------------------
Hollywood Park, Inc. - Series B, Sr. Gtd. Unsec. Sub.
 Notes, 9.25%, 02/15/07                                     75,000      74,812
------------------------------------------------------------------------------
Venetian Casino Resort LLC, Sec. Gtd. Mortgage Notes,
 12.25%, 11/15/04                                          400,000     351,000
------------------------------------------------------------------------------
                                                                       718,312
------------------------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT) - 0.16%

Triad Hospitals Holdings Inc. - Series B, Sr. Unsec.
 Gtd. Sub. Notes, 11.00%, 05/15/09                         150,000     156,000
------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES) - 0.37%

Procter & Gamble Co. (The), Putable Deb., 8.00%,
 09/01/24                                                  350,000     371,602
------------------------------------------------------------------------------

HOUSEWARES - 0.40%

Decora Industries, Inc. - Series B, Sr. Sec. Gtd.
 Notes, 11.00%, 05/01/05                                   500,000     402,500
------------------------------------------------------------------------------

INSURANCE (LIFE/HEALTH) - 1.36%

Americo Life, Inc., Sr. Sub. Notes, 9.25%, 06/01/05         75,000      75,375
------------------------------------------------------------------------------
Conseco, Inc., Unsec. Notes,
 6.80%, 06/15/05                                           235,000     219,539
------------------------------------------------------------------------------
 9.00%, 10/15/06                                           200,000     205,846
------------------------------------------------------------------------------
Torchmark Corp., Notes, 7.88%, 05/15/23                    950,000     849,139
------------------------------------------------------------------------------
                                                                     1,349,899
------------------------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE - 1.38%

HSBC America Capital Trust II, Gtd. Bonds, 8.38%,
 05/15/27 (Acquired 08/12/99; Cost $431,289)(a)            450,000     416,691
------------------------------------------------------------------------------
Lehman Brothers Holdings Inc.,
 Notes, 8.50%, 08/01/15                                    360,000     368,860
------------------------------------------------------------------------------
 Sr. Sub. Notes, 7.38%, 01/15/07                           470,000     456,370
------------------------------------------------------------------------------
 Sr. Notes, 8.80%, 03/01/15                                130,000     135,915
------------------------------------------------------------------------------
                                                                     1,377,836
------------------------------------------------------------------------------


                                                         PRINCIPAL    MARKET
                                                           AMOUNT      VALUE

IRON & STEEL - 0.29%

Acme Metal Inc., Sr. Unsec. Gtd. Notes, 10.88%,
 12/15/07(e)                                             $  633,000 $   129,765
-------------------------------------------------------------------------------
GS Technologies Operating Co., Inc., Sr. Gtd. Notes,
 12.00%, 09/01/04                                           350,000     162,750
-------------------------------------------------------------------------------
                                                                        292,515
-------------------------------------------------------------------------------

LODGING - HOTELS - 0.87%

Hilton Hotels Corp., Conv. Sub. Notes, 5.00%, 05/15/06      125,000      96,250
-------------------------------------------------------------------------------
John Q. Hammons Hotels, Inc., Sec. First Mortgage
 Notes, 9.75%, 10/01/05                                     550,000     508,750
-------------------------------------------------------------------------------
Stena Line A.B. (Sweden), Sr. Unsec. Yankee Notes,
 10.63%, 06/01/08                                           430,000     260,150
-------------------------------------------------------------------------------
                                                                        865,150
-------------------------------------------------------------------------------

MANUFACTURING (DIVERSIFIED) - 0.10%

Glenoit Corp., Sr. Unsec. Gtd. Sub. Notes, 11.00%,
 04/15/07                                                   340,000      86,700
-------------------------------------------------------------------------------
Mechala Group (Jamaica) Series B, Sr. Gtd. Sub. Notes,
 12.75%, 12/30/99(f)                                         44,000      15,510
-------------------------------------------------------------------------------
                                                                        102,210
-------------------------------------------------------------------------------

MANUFACTURING (SPECIALIZED) - 0.40%

MMI Products, Inc. - Series B, Sr. Unsec. Sub. Notes,
 11.25%, 04/15/07                                           380,000     393,300
-------------------------------------------------------------------------------

METALS MINING - 0.90%

Centaur Mining and Exploration Ltd. (Australia), Sr.
 Gtd. Yankee Notes, 11.00%, 12/01/07                        550,000     547,250
-------------------------------------------------------------------------------
Rio Algom Ltd. (Canada), Unsec. Yankee Deb., 7.05%,
 11/01/05                                                   370,000     346,405
-------------------------------------------------------------------------------
                                                                        893,655
-------------------------------------------------------------------------------

NATURAL GAS - 2.00%

Dynegy Inc., Sr. Unsec. Deb., 7.13%, 05/15/18               500,000     445,460
-------------------------------------------------------------------------------
Enron Corp., Sr. Sub. Deb., 6.75%, 07/01/05                 450,000     431,973
-------------------------------------------------------------------------------
Nova Gas Transmission Ltd. (Canada), Yankee Deb.,
 8.50%, 12/15/12                                            500,000     520,145
-------------------------------------------------------------------------------
Sonat Inc., Unsec. Notes, 7.63%, 07/15/11                   600,000     590,136
-------------------------------------------------------------------------------
                                                                      1,987,714
-------------------------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT) - 0.57%

NRG Energy, Inc., Sr. Unsec. Notes, 7.50%, 06/01/09         500,000     460,350
-------------------------------------------------------------------------------
Pride International, Inc., Sr. Unsec. Notes, 10.00%,
 06/01/09                                                   100,000     103,750
-------------------------------------------------------------------------------
                                                                        564,100
-------------------------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION) - 1.00%

ONEOK, Inc., Unsec. Notes, 7.75%, 08/15/06                  400,000     395,996
-------------------------------------------------------------------------------
Queen Sand Resources, Inc., Sr. Unsec. Gtd. Sub. Notes,
 12.50%, 07/01/08                                           240,000     116,400
-------------------------------------------------------------------------------
Talisman Energy Inc. (Canada), Yankee Deb., 7.13%,
 06/01/07                                                   500,000     480,475
-------------------------------------------------------------------------------
                                                                        992,871
-------------------------------------------------------------------------------


74                      AIM V.I. DIVERSIFIED INCOME FUND

                                                         PRINCIPAL    MARKET
                                                           AMOUNT      VALUE

OIL & GAS (REFINING & MARKETING) - 0.29%

Texas Petrochemical Corp., Sr. Unsec. Sub. Notes,
 11.13%, 07/01/06                                        $  330,000 $   288,750
-------------------------------------------------------------------------------

PHOTOGRAPHY/IMAGING - 0.06%

Polaroid Corp., Sr. Unsec. Notes, 11.50%, 02/15/06           60,000      59,700
-------------------------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT) - 0.69%

AES Corp., Sr. Notes, 8.00%, 12/31/08                       750,000     688,125
-------------------------------------------------------------------------------

PUBLISHING (NEWSPAPERS) - 1.59%

News America Holdings, Inc.
 Sr. Gtd. Deb., 9.25%, 02/01/13                           1,000,000   1,089,900
-------------------------------------------------------------------------------
 Sr. Unsec. Gtd. Putable Bonds, 7.43%, 10/01/26             500,000     491,105
-------------------------------------------------------------------------------
                                                                      1,581,005
-------------------------------------------------------------------------------

RAILROADS - 1.68%

CSX Corp., Sr. Unsec. Putable Deb.,
 6.95%, 05/01/27                                            300,000     298,047
-------------------------------------------------------------------------------
 7.25%, 05/01/27                                            750,000     736,103
-------------------------------------------------------------------------------
Norfolk Southern Corp., Notes, 7.05%, 05/01/37              650,000     637,150
-------------------------------------------------------------------------------
                                                                      1,671,300
-------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS - 0.97%

Health Care REIT, Inc., Unsec. Notes,
 7.57%, 04/15/00                                            300,000     298,602
-------------------------------------------------------------------------------
Spieker Properties, Inc., Unsec. Deb.,
 7.35%, 12/01/17                                            750,000     662,033
-------------------------------------------------------------------------------
                                                                        960,635
-------------------------------------------------------------------------------

RETAIL (DRUG STORES) - 0.15%

Rite Aid Corp., Conv. Unsec. Sub. Notes,
 5.25%, 09/15/02                                            220,000     150,150
-------------------------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE) - 0.17%

Plainwell Inc. - Series B, Sr. Unsec. Sub. Notes,
 11.00%, 03/01/08                                           330,000     173,250
-------------------------------------------------------------------------------

RETAIL (SPECIALTY) - 1.68%

Amazon.com, Inc., Conv. Deb., 4.75%, 02/01/09 (Acquired
 01/29/99; Cost $501,875)(a)                                500,000     568,125
-------------------------------------------------------------------------------
CSK Auto Inc. - Series A, Sr. Gtd. Sub. Deb,
 11.00%, 11/01/06                                           260,000     265,200
-------------------------------------------------------------------------------
Neff Corp., Sr. Unsec. Gtd. Sub. Notes,
 10.25%, 06/01/08                                           330,000     319,275
-------------------------------------------------------------------------------
Rent-A-Center, Inc., Sr. Unsec. Gtd. Sub. Notes,
 11.00%, 08/15/08                                           500,000     516,250
-------------------------------------------------------------------------------
                                                                      1,668,850
-------------------------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL) - 0.70%

Big 5 Corp. - Series B, Sr. Unsec. Notes,
 10.88%, 11/15/07                                           500,000     495,000
-------------------------------------------------------------------------------
J Crew Operating Corp., Sr. Sub. Notes,
 10.38%, 10/15/07                                           240,000     202,800
-------------------------------------------------------------------------------
                                                                        697,800
-------------------------------------------------------------------------------


                                                         PRINCIPAL    MARKET
                                                           AMOUNT      VALUE

SAVINGS & LOAN COMPANIES - 1.78%

Dime Capital Trust I - Series A, Gtd. Bonds,
 9.33%, 05/06/27                                         $  420,000 $   396,026
-------------------------------------------------------------------------------
Sovereign Bancorp, Inc., Medium Term Sub. Notes, 8.00%,
 03/15/03                                                   800,000     764,008
-------------------------------------------------------------------------------
St. Paul Bancorp, Inc., Sr. Unsec. Notes,
 7.13%, 02/15/04                                            245,000     238,811
-------------------------------------------------------------------------------
Washington Mutual, Inc.,
 Gtd. Bonds, 8.38%, 06/01/27                                190,000     181,549
-------------------------------------------------------------------------------
 Notes, 7.50%, 08/15/06                                     195,000     194,078
-------------------------------------------------------------------------------
                                                                      1,774,472
-------------------------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING) - 0.43%

Interpublic Group of Companies, Inc. (The), Conv.
 Notes, 1.87%, 06/01/06 (Acquired 05/26/99;
 Cost $92,650)(a)                                           110,000     124,988
-------------------------------------------------------------------------------
MDC Communications Corp. (Canada), Sr. Unsec. Sub.
 Yankee Notes, 10.50%, 12/01/06                             300,000     297,750
-------------------------------------------------------------------------------
                                                                        422,738
-------------------------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER) - 1.18%

CUC International, Inc., Conv. Sub. Notes, 3.00%,
 02/15/02                                                    73,000      73,730
-------------------------------------------------------------------------------
Hydrochem Industrial Service Co. - Series B, Sr. Gtd.
 Sub. Notes, 10.38%, 08/01/07                               140,000     120,750
-------------------------------------------------------------------------------
Laidlaw Inc. (Canada),
 Unsec. Yankee Deb., 6.70%, 05/01/08                        500,000     425,585
-------------------------------------------------------------------------------
 Unsec. Yankee Notes, 7.65%, 05/15/06                       600,000     557,430
-------------------------------------------------------------------------------
                                                                      1,177,495
-------------------------------------------------------------------------------

SERVICES (EMPLOYMENT) - 0.37%

MSX International, Inc., Sr. Unsec. Gtd. Sub. Notes,
 11.38%, 01/15/08                                           380,000     364,800
-------------------------------------------------------------------------------

SHIPPING - 0.58%

Hutchison Delta Finance Ltd. - Series REGS (Cayman
 Islands), Conv. Unsec. Notes, 7.00%, 11/25/01              500,000     580,000
-------------------------------------------------------------------------------

SOVEREIGN DEBT - 2.52%

Ministry Finance Russia (Vneshtorgbank) (Russia), Deb.,
 3.00%, 05/14/06                                              9,000       2,999
-------------------------------------------------------------------------------
Province of Manitoba - Series A2 (Canada), Putable
 Yankee Deb., 7.75%, 07/17/16                               950,000     972,753
-------------------------------------------------------------------------------
Province of Quebec - Series A (Canada), Medium Term
 Putable Yankee Notes,
 5.74%, 03/02/26                                            750,000     743,715
-------------------------------------------------------------------------------
 6.29%, 03/06/26                                            800,000     786,592
-------------------------------------------------------------------------------
                                                                      2,506,059
-------------------------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 1.83%

Clearnet Communications, Inc. (Canada), Sr. Unsec.
 Disc. Yankee Notes, 14.75%, 12/15/05(b)                    110,000     108,900
-------------------------------------------------------------------------------
US Unwired Inc., Sr. Disc. Notes,
 13.38%, 11/01/09(b)(c)                                   1,100,000     643,500
-------------------------------------------------------------------------------
WebLink Wireless, Inc., Sr. Disc. Sub. Notes,
 11.25%, 02/01/08(b)                                        750,000     266,250
-------------------------------------------------------------------------------
Worldwide Fiber Inc. (Canada), Sr. Notes,
 12.50%, 12/15/05                                           210,000     221,550
-------------------------------------------------------------------------------
 12.00%, 08/01/09(c)                                        560,000     581,000
-------------------------------------------------------------------------------
                                                                      1,821,200
-------------------------------------------------------------------------------


                        AIM V.I. DIVERSIFIED INCOME FUND                     75

                                                        PRINCIPAL    MARKET
                                                          AMOUNT      VALUE

TELECOMMUNICATIONS (LONG DISTANCE) - 3.93%

Call-Net Enterprises, Inc. (Canada), Sr. Unsec. Disc.
 Yankee Notes, 8.94%, 08/15/08(b)                       $  290,000 $   144,275
------------------------------------------------------------------------------
Destia Communications, Inc., Sr. Unsec. Notes, 13.50%,
 07/15/07                                                  750,000     796,875
------------------------------------------------------------------------------
Esprit Telecom Group PLC (United Kingdom), Sr. Unsec.
 Yankee Notes, 11.50%, 12/15/07                            350,000     357,000
------------------------------------------------------------------------------
MCI Communications Corp., Sr. Unsec. Putable Deb.,
 7.13%, 06/15/27                                         1,000,000   1,004,800
------------------------------------------------------------------------------
Primus Telecommunications Group, Inc., Sr. Notes,
 12.75%, 10/15/09(c)                                       400,000     418,000
------------------------------------------------------------------------------
 Sr. Unsec. Notes, 11.25%, 01/15/09                        150,000     145,500
------------------------------------------------------------------------------
Sprint Corp., Putable Deb., 9.00%, 10/15/19                320,000     354,550
------------------------------------------------------------------------------
Tele1 Europe B.V. (Netherlands), Sr. Unsec. Notes,
 13.00%, 05/15/09                                          400,000     422,000
------------------------------------------------------------------------------
Versatel Telecom International N.V. (Netherlands), Sr.
 Notes, 13.25%, 05/15/08(i)                                250,000     267,500
------------------------------------------------------------------------------
                                                                     3,910,500
------------------------------------------------------------------------------
TELEPHONE - 2.90%

AT&T Canada Inc. (Canada), Sr. Unsec. Notes, 7.65%,
 09/15/06                                                  330,000     328,985
------------------------------------------------------------------------------
AT&T Corp. - Liberty Media Group, Bonds, 7.88%,
 07/15/09 (Acquired 06/30/99; Cost $397,616)(a)            400,000     398,846
------------------------------------------------------------------------------
Bell Atlantic Financial Services, Inc. - Series REGS,
 Conv. Bonds, 4.25%, 09/15/05                              500,000     628,828
------------------------------------------------------------------------------
Esat Telecom Group PLC (Ireland), Sr. Yankee Notes,
 12.50%, 02/01/07(b)                                       470,000     401,850
------------------------------------------------------------------------------
SBC Communications, Inc., Deb., 7.38%, 07/15/43            750,000     674,655
------------------------------------------------------------------------------
Williams Communications Group, Inc., Sr. Unsec. Notes,
 10.70%, 10/01/07                                          425,000     447,313
------------------------------------------------------------------------------
                                                                     2,880,477
------------------------------------------------------------------------------
TEXTILES (APPAREL) - 0.44%

Cherokee International LCC - Series B, Sr. Unsec. Sub.
 Notes, 10.50%, 05/01/09                                   500,000     442,500
------------------------------------------------------------------------------
TRUCKERS - 0.40%

Travelcenters of America, Inc., Sr. Unsec. Gtd. Sub.
 Notes, 10.25%, 04/01/07                                   400,000     400,000
------------------------------------------------------------------------------
WASTE MANAGEMENT - 2.13%

Browning-Ferris Industries, Inc., Deb.,
 9.25%, 05/01/21                                           350,000     316,750
------------------------------------------------------------------------------
 7.40%, 09/15/35                                           300,000     217,500
------------------------------------------------------------------------------
 Waste Management, Inc., Conv. Sub. Notes,
  2.00%, 01/24/05                                          110,000      91,575
------------------------------------------------------------------------------
 Sr. Unsec. Notes, 7.13%, 10/01/07                         485,000     427,741
------------------------------------------------------------------------------
 Sr. Unsec. Notes, 7.13%, 12/15/17                         175,000     137,134
------------------------------------------------------------------------------
 Unsec. Putable Notes, 7.10%, 08/01/26                   1,000,000     927,420
------------------------------------------------------------------------------
                                                                     2,118,120
------------------------------------------------------------------------------
Total U.S. Dollar Denominated Bonds & Notes
 (Cost $65,680,737)                                                 61,784,639
------------------------------------------------------------------------------

                                                        PRINCIPAL    MARKET
                                                        AMOUNT(h)     VALUE

NON-U.S. DOLLAR DENOMINATED BONDS & NOTES - 20.54%

AUSTRALIA - 0.94%

New South Wales Treasury Corp. - Series 4
 (Sovereign Debt), Gtd. Notes, 7.00%, 04/01/04     AUD     975,000     643,678
------------------------------------------------------------------------------
State Bank New South Wales-Series E
 (Banks-Major Regional), Sr. Unsec.
 Gtd. Medium Term Notes, 8.63%, 08/20/01           AUD     425,000     288,326
------------------------------------------------------------------------------
                                                                       932,004
------------------------------------------------------------------------------

CANADA - 6.44%

AT&T Canada Inc. (Telephone),
 Sr. Unsec. Notes, 7.15%, 09/23/04                 CAD     700,000     479,184
------------------------------------------------------------------------------
Bell Mobility Cellular Inc.
 (Telecommunications - Cellular/Wireless),
 Deb., 6.55%, 06/02/08                             CAD     750,000     497,916
------------------------------------------------------------------------------
Canadian Oil Debco Inc.
 (Oil & Gas - Exploration & Production),
 Deb., 11.00%, 10/31/00                            CAD     450,000     322,308
------------------------------------------------------------------------------
Canadian Pacific Ltd. - Series D
 (Manufacturing-Diversified), Unsec.
 Medium Term Notes, 5.85%, 03/30/09
 (Acquired 03/24/99; Cost $330,724)(a)             CAD     500,000     319,958
------------------------------------------------------------------------------
Clearnet Communications Inc.
 (Telecommunications - Cellular/Wireless),
 Sr. Disc. Notes,
------------------------------------------------------------------------------
 11.75%, 08/13/07
  (Acquired 07/31/97-11/04/97;
  Cost $799,965)(a)(b)                             CAD   1,500,000     737,892
------------------------------------------------------------------------------
 10.40%, 05/15/08(b)                               CAD   1,600,000     703,942
------------------------------------------------------------------------------
Export Development Corp. (Sovereign Debt),
 Sr. Unsub. Notes, 6.50%, 12/21/04                 NZD     270,000     133,691
------------------------------------------------------------------------------
Microcell Telecommunications Inc. (Telecommunications-
 Cellular/Wireless),
 Sr. Disc. Notes, 11.13%, 10/15/07(b)              CAD   1,000,000     465,946
------------------------------------------------------------------------------
Poco Petroleums Ltd.
 (Oil & Gas - Exploration & Production),
 Unsec. Deb., 6.60%, 09/11/07                      CAD     750,000     491,795
------------------------------------------------------------------------------
Province of Ontario (Sovereign Debt),
 Sr. Unsec. Unsub. Notes, 6.25%, 12/03/08          NZD   1,000,000     456,282
------------------------------------------------------------------------------
Rogers Cablesystems
 (Broadcasting - Television, Radio & Cable),
 Sr. Sec. Second Priority Deb.,
 9.65%, 01/15/14                                   CAD     600,000     434,421
------------------------------------------------------------------------------
Teleglobe Canada Inc. (Telephone),
 Unsec. Deb., 8.35%, 06/20/03                      CAD     850,000     603,009
------------------------------------------------------------------------------
TransCanada Pipelines - Series Q
 (Natural Gas), Deb., 10.63%, 10/20/09             CAD     500,000     427,493
------------------------------------------------------------------------------
Westcoast Energy Inc. - Series V (Natural Gas), Unsec.
 Deb., 6.45%, 12/18/06(c)                          CAD     500,000     339,583
------------------------------------------------------------------------------
                                                                     6,413,420
------------------------------------------------------------------------------

76                      AIM V.I. DIVERSIFIED INCOME FUND

                                                         PRINCIPAL    MARKET
                                                         AMOUNT(h)     VALUE

CAYMAN ISLANDS - 0.77%

Sutton Bridge Financial Ltd. - Series REGS
 (Power Producers-Independent), Gtd. Eurobonds, 8.63%,
 06/30/22(c)                                       GBP      450,000     763,630
-------------------------------------------------------------------------------

DENMARK - 0.56%

Kingdom of Denmark (Sovereign Debt), Bonds, 5.00%,
 08/15/05                                          DKK    4,170,000     556,534
-------------------------------------------------------------------------------

GERMANY - 2.72%

Bundesrepublik Deutschland (Sovereign Debt), Series 92
 Bonds, 7.25%, 10/21/02                            EUR    1,000,000   1,076,863
-------------------------------------------------------------------------------
International Bank for Reconstruction & Development
 (Banks-Money Center),
 Unsec. Deb., 7.13%, 04/12/05                      DEM    1,000,000     559,995
-------------------------------------------------------------------------------
Landesbank Baden-Wuerttemberg
 (Banks - Major Regional), Sr. Unsec.
 Unsub. Medium Term Notes,
 6.25%, 12/15/04                                   AUD      400,000     250,737
-------------------------------------------------------------------------------
Treuhandanstalt (Sovereign Debt), Gtd. Notes, 6.00%,
 11/12/03                                          EUR      780,000     817,928
-------------------------------------------------------------------------------
                                                                      2,705,523
-------------------------------------------------------------------------------

GREECE - 0.94%

Hellenic Republic (Sovereign Debt), Bonds,
 6.60%, 01/15/04                                   GRD  306,000,000     938,733
-------------------------------------------------------------------------------

LUXEMBOURG - 0.64%

PTC International Finance II S.A. (Telephone),
 Sr. Sub. Gtd. Notes, 11.25%, 12/01/09
 (Acquired 11/16/99; Cost $621,844)(a)             EUR      615,000     637,536
-------------------------------------------------------------------------------

NETHERLANDS - 2.63%

Dresdner Finance B.V. - Series 11
 (Banks - Major Regional), Floating Rate
 Gtd. Notes, 3.53%, 07/30/03                       EUR      650,000     652,822
-------------------------------------------------------------------------------
Hypovereins Finance N.V. - Series E
 (Banks - Major Regional), Gtd. Medium
 Term Notes, 6.00%, 03/12/07                       DEM      210,000     108,349
-------------------------------------------------------------------------------
KPNQwest N.V. - Series REGS
 (Telecommunications-Long Distance), Sr.
 Unsec. Notes, 7.13%, 06/01/09                     EUR      650,000     651,803
-------------------------------------------------------------------------------
Mannesmann Finance B.V.
 (Machinery - Diversified), Gtd. Unsec.
 Unsub. Notes, 4.75%, 05/27/09                     EUR      250,000     221,859
-------------------------------------------------------------------------------
SPT Telecom A.S.
 (Telecommunications - Long Distance),
 Gtd. Unsec. Unsub. Notes, 5.13%, 05/07/03         DEM      420,000     214,210
-------------------------------------------------------------------------------
Tecnost International Finance N.V. - Series E
 (Telephone), Medium Term Gtd. Notes,
 6.13%, 07/30/09                                   EUR      270,000     261,680
-------------------------------------------------------------------------------
Tele1 Europe (Telecommunications - Long Distance), Sr.
 Notes, 11.88%, 12/01/09 (Acquired 12/08/99; Cost
 $511,300)(a)                                      EUR      500,000     508,257
-------------------------------------------------------------------------------
                                                                      2,618,980
-------------------------------------------------------------------------------

                                                          PRINCIPAL    MARKET
                                                          AMOUNT(h)     VALUE

NEW ZEALAND - 0.65%

Inter-American Development Bank, (Banks - Money Center),
 Unsec. Bonds, 5.75%, 04/15/04                       NZD   1,000,000     486,467
--------------------------------------------------------------------------------
New Zealand Government -
--------------------------------------------------------------------------------
 Series 302 (Sovereign Debt), Bonds, 10.00%, 03/15/02NZD     145,000      80,875
--------------------------------------------------------------------------------
 Series 404 (Sovereign Debt), Bonds, 8.00%, 04/15/04 NZD     145,000      78,281
--------------------------------------------------------------------------------
                                                                         645,623
--------------------------------------------------------------------------------

SWEDEN - 1.17%

Stadshypotek A.B. - Series 1562 (Banks-Regional), Bonds,
 3.50%, 09/15/04                                     SEK   7,000,000     739,852
--------------------------------------------------------------------------------
Swedish Government - Series 1035 (Sovereign Debt),
 Bonds, 6.00%, 02/09/05                              SEK   3,500,000     421,117
--------------------------------------------------------------------------------
                                                                       1,160,969
--------------------------------------------------------------------------------

UNITED KINGDOM - 2.38%

Colt Telecom Group PLC - Series DBC (Telephone), Sr.
 Notes, 7.63%, 07/31/08                              DEM     150,000      76,729
--------------------------------------------------------------------------------
Jazztel PLC (Telecommunications - Cellular/Wireless),
 Sr. Notes, 13.25%, 12/15/09 (Acquired 12/09/99; Cost
 $318,122)(a)                                        EUR     310,000     313,871
--------------------------------------------------------------------------------
Lloyds Bank PLC - Series E (Banks - Major Regional),
 Medium Term Sub. Notes, 5.25%, 07/14/08             DEM     850,000     415,639
--------------------------------------------------------------------------------
National Power PLC (Electric Companies), Sr.
 Unsec. Unsub. Bonds, 8.00%, 02/21/07                AUD     500,000     324,578
--------------------------------------------------------------------------------
National Westminster Bank PLC - Series E (Banks - Money
 Center), Unsec. Unsub. Medium Term Bonds, 5.13%,
 06/30/11                                            EUR     200,000     180,438
--------------------------------------------------------------------------------
TeleWest Communications PLC (Broadcasting - Television,
 Radio & Cable), Sr. Unsec. Conv. Notes, 5.25%,
 02/19/07                                            GBP     350,000     647,872
--------------------------------------------------------------------------------
Union Bank Switzerland London (Banks-Major Regional),
 Unsec. Sub. Notes, 7.38%, 11/26/04                  GBP     250,000     409,305
--------------------------------------------------------------------------------
                                                                       2,368,432
--------------------------------------------------------------------------------

UNITED STATES - 0.70%

General Electric Capital Corp. - Series E (Financial-
 Diversified), Sr. Unsec. Unsub. Medium Term Notes,
 6.00%, 07/27/01                                     GBP     200,000     317,839
--------------------------------------------------------------------------------
Merrill Lynch & Co., Inc. - Series E (Investment
 Banking/Brokerage), Sr. Unsec. Unsub. Medium Term
 Notes, 7.38%, 12/17/07                              GBP     235,000     384,747
--------------------------------------------------------------------------------
                                                                         702,586
--------------------------------------------------------------------------------
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost
 $21,527,812)                                                         20,443,970
--------------------------------------------------------------------------------

                        AIM V.I. DIVERSIFIED INCOME FUND                      77

                                                                     MARKET
                                                          SHARES      VALUE
COMMON STOCKS & OTHER EQUITY
 INTERESTS - 2.09%

BANKS (MAJOR REGIONAL) - 0.50%

Societe Generale (France)                                    2,150 $   499,853
------------------------------------------------------------------------------

BANKS (REGIONAL) - 1.21%
First Republic Capital Corp. - Series A-Pfd. (Acquired
 05/26/99; Cost $750,000)(a)                                   750     690,000
------------------------------------------------------------------------------
Westpac Banking Corp., STRYPES Trust - $3.135 Conv.
 Pfd.                                                       16,000     513,000
------------------------------------------------------------------------------
                                                                     1,203,000
------------------------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE) - 0.00%

Knology Inc. - Wts., expiring 10/22/07
 (Acquired 03/12/98; Cost $0)(a)(i)                          1,000       2,750
------------------------------------------------------------------------------
Wireless One, Inc. - Wts., expiring 10/19/00(i)                420           0
------------------------------------------------------------------------------
                                                                         2,750
------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT - 0.00%

Electronic Retailing Systems International, Inc. -
  Wts., expiring 02/01/04(i)                                   590         590
------------------------------------------------------------------------------

IRON & STEEL - 0.00%

Gulf States Steel, Inc. - Wts., expiring 04/15/03(i)           230           2
------------------------------------------------------------------------------

PUBLISHING (NEWSPAPERS) - 0.11%

Tribune Co. - $3.14 Conv. Pfd. 3.14%, 06/01/00                 700     105,963
------------------------------------------------------------------------------

SOVEREIGN DEBT - 0.02%

Republic of Argentina - Wts. (Argentina),
 expiring 02/25/00(i)                                          198       2,698
------------------------------------------------------------------------------
United Mexican States - Wts. (Mexico),
 expiring 02/18/00(i)                                          180      16,672
------------------------------------------------------------------------------
                                                                        19,370
------------------------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 0.04%

Clearnet Communications Inc. -
  Class A-ADR (Canada)(i)                                      891      30,628
------------------------------------------------------------------------------
Loral Space & Communications Ltd.(i)                           351       8,534
------------------------------------------------------------------------------
                                                                        39,162
------------------------------------------------------------------------------

TELECOMMUNICATIONS
 (LONG DISTANCE) - 0.17%

Tele1 Europe B.V. - Wts. (Netherlands),
 expiring 05/15/08(c)(i)                                       400      68,100
------------------------------------------------------------------------------
Versatel Telecom International N.V. - Wts.
 (Netherlands), expiring 05/15/08(i)                           250     100,063
------------------------------------------------------------------------------
                                                                       168,163
------------------------------------------------------------------------------

TELEPHONE - 0.04%

Esat Telecom Group PLC - Wts. (Ireland),
 expiring 02/01/07(i)                                          470      34,075
------------------------------------------------------------------------------
Total Common Stocks & Other Equity Interests
 (Cost $1,628,916)                                                   2,072,928
------------------------------------------------------------------------------

                                                       PRINCIPAL    MARKET
                                                         AMOUNT      VALUE

ASSET-BACKED SECURITIES - 1.44%

CONSUMER FINANCE - 0.30%

Green Tree Home Equity Loan Trust - Series 1999-D-
 Class A5 Bond, 7.88%, 09/15/30                        $  300,000 $   303,076
-----------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS - 0.18%

Contimortgage Home Equity Loan Trust, Sub. Series
 1999-2-Class B Notes, 8.50%, 04/25/29                    200,000     180,094
-----------------------------------------------------------------------------

RETAIL (HOME SHOPPING) - 0.50%

Fingerhut Master Trust, Sub. Series 1998-2-Class C
 Floating Rate Notes, 7.41%, 02/15/07                     500,000     494,577
-----------------------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER) - 0.46%

Aircraft Finance Trust - Series 1999-1A-Class A, Sub.
 Bonds, 8.00%, 05/15/24                                   500,000     456,553
-----------------------------------------------------------------------------
Total Asset-Backed Securities
 (Cost $1,473,598)                                                  1,434,300
-----------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY SECURITIES - 0.94%

FEDERAL HOME LOAN MORTGAGE CORP. ("FHLMC") - 0.03%

Pass Through Ctfs., 8.50%, 03/01/10                        28,676      29,590
-----------------------------------------------------------------------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA") -
  0.91%

7.50%, 04/01/29 to 10/01/29                               917,354     908,366
-----------------------------------------------------------------------------
Total U.S. Government Agency Securities
 (Cost $946,021)                                                      937,956
-----------------------------------------------------------------------------

U.S. TREASURY SECURITIES - 8.03%

U.S. TREASURY NOTES - 7.99%

 5.50%, 07/31/01                                          400,000     395,900
-----------------------------------------------------------------------------
 4.25%, 11/15/03                                          300,000     278,739
-----------------------------------------------------------------------------
 7.25%, 08/15/04                                        5,000,000   5,157,000
-----------------------------------------------------------------------------
 5.88%, 11/15/04                                        1,000,000     980,310
-----------------------------------------------------------------------------
 6.88%, 05/15/06                                          250,000     254,263
-----------------------------------------------------------------------------
 5.63%, 05/15/08                                          675,000     635,033
-----------------------------------------------------------------------------
 4.75%, 11/15/08                                          280,000     246,999
-----------------------------------------------------------------------------
                                                                    7,948,244
-----------------------------------------------------------------------------

U.S. TREASURY BONDS - 0.04%

 6.38%, 08/15/27                                           40,000      38,414
-----------------------------------------------------------------------------
Total U.S. Treasury Securities (Cost $8,160,540)                    7,986,658
-----------------------------------------------------------------------------
                                                         SHARES

MONEY MARKET FUNDS - 2.90%

STIC Liquid Assets Portfolio(j)                         1,443,333   1,443,333
-----------------------------------------------------------------------------
STIC Prime Portfolio(j)                                 1,443,333   1,443,333
-----------------------------------------------------------------------------
  Total Money Market Funds (Cost $2,886,666)                        2,886,666
-----------------------------------------------------------------------------
TOTAL INVESTMENTS - 98.03% (Cost $102,304,290)                     97,547,117
=============================================================================
OTHER ASSETS LESS LIABILITIES - 1.97%                               1,961,461
=============================================================================
NET ASSETS - 100.00%                                              $99,508,578
=============================================================================

78                      AIM V.I. DIVERSIFIED INCOME FUND

Investment Abbreviations:

ADR     - American Depositary Receipt
AUD     - Australian Dollar
CAD     - Canadian Dollars
Conv.   - Convertible
Ctfs.   - Certificates
Deb.    - Debentures
DEM     - German Deutsche Mark
Disc.   - Discounted
EUR     - Euro
GBP     - British Pound Sterling
Gtd.    - Guaranteed
NZD     - New Zealand Dollar
Pfd.    - Preferred
REIT    - Real Estate Investment Trust
Sec.    - Secured
SEK     - Swedish Krona
Sr.     - Senior
STRYPES - Structured Yield Product Exchangeable for Stock
Sub.    - Subordinated
Unsec.  - Unsecured
Unsub.  - Unsubordinated
Wts.    - Warrants

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the the Board of Directors. The aggregate market value of these securities at 12/31/99 was $7,207,090 which represents 7.24% of the Fund's net assets.
(b) Discounted bond at purchase. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(c) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securites Act of 1933, as amended.
(d) Issued as a unit. This unit includes 1 Sr. Note plus one warrant to purchase 6.667 shares of common stock.
(e) Defaulted security. Currently, the issuer is partially in default with respect to interest payments.
(f) This security has matured, but payment has not been received pending outcome of a vote of noteholders and judgement from court on reorganization of the company. If approved noteholders will receive $477 per $1000 principal amount of notes.
(g) Non-income producing security.
(h) Foreign denominated security. Par value and coupon rate are denominated in currency indicated.
(i) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(j) The money market fund has the same investment advisor as the Fund.

See Notes to Financial Statements.

                        AIM V.I. DIVERSIFIED INCOME FUND                      79

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

ASSETS:

Investments, at market value  (cost $102,304,290)         $97,547,117
---------------------------------------------------------------------
Foreign currency, at value (cost $723,469)                    712,901
---------------------------------------------------------------------
Receivables for:
 Investments sold                                                 947
---------------------------------------------------------------------
 Forward currency contracts                                   108,166
---------------------------------------------------------------------
 Forward currency contracts closed                             32,061
---------------------------------------------------------------------
 Capital stock sold                                            66,630
---------------------------------------------------------------------
 Dividends and interest                                     1,878,715
---------------------------------------------------------------------
Investment for deferred compensation plan                      28,680
---------------------------------------------------------------------
Other assets                                                      340
---------------------------------------------------------------------
  Total assets                                            100,375,557
---------------------------------------------------------------------

LIABILITIES:

Payables for:
 Investments purchased                                        609,856
---------------------------------------------------------------------
 Forward currency contracts                                    60,337
---------------------------------------------------------------------
 Forward currency contracts closed                              2,052
---------------------------------------------------------------------
 Capital stock reacquired                                      15,064
---------------------------------------------------------------------
 Deferred compensation plan                                    28,680
---------------------------------------------------------------------
Accrued advisory fees                                          51,548
---------------------------------------------------------------------
Accrued administrative service fees                            20,327
---------------------------------------------------------------------
Accrued operating expenses                                     79,115
---------------------------------------------------------------------
  Total liabilities                                           866,979
---------------------------------------------------------------------
Net assets applicable to shares outstanding               $99,508,578
=====================================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

 Authorized                                               250,000,000
---------------------------------------------------------------------
 Outstanding                                                9,892,323
=====================================================================
Net asset value, offering and redemption price per share  $     10.06
=====================================================================



STATEMENT OF OPERATIONS

For the year ended December 31, 1999

INVESTMENT INCOME:

Interest                                                           $ 7,310,562
-------------------------------------------------------------------------------
Dividends (net of $1,894 foreign withholding tax)                      134,048
-------------------------------------------------------------------------------
  Total investment income                                            7,444,610
-------------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                          556,418
-------------------------------------------------------------------------------
Administrative services fees                                            67,038
-------------------------------------------------------------------------------
Custodian fees                                                          48,004
-------------------------------------------------------------------------------
Directors' fees                                                          7,655
-------------------------------------------------------------------------------
Other                                                                   90,853
-------------------------------------------------------------------------------
  Total expenses                                                       769,968
-------------------------------------------------------------------------------
Less: Expenses paid indirectly                                            (644)
-------------------------------------------------------------------------------
  Net expenses                                                         769,324
-------------------------------------------------------------------------------
Net investment income                                                6,675,286
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES,
 FOREIGN CURRENCIES AND FORWARD CURRENCY CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                             (5,242,949)
-------------------------------------------------------------------------------
  Foreign currencies                                                   (38,715)
-------------------------------------------------------------------------------
  Forward currency contracts                                           540,020
-------------------------------------------------------------------------------
                                                                    (4,741,644)
-------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                             (3,362,627)
-------------------------------------------------------------------------------
  Foreign currencies                                                    (9,253)
-------------------------------------------------------------------------------
  Forward currency contracts                                           (88,248)
-------------------------------------------------------------------------------
                                                                    (3,460,128)
-------------------------------------------------------------------------------
Net gain (loss) on investment securities, foreign currencies and
  forward currency contracts                                        (8,201,772)
-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $(1,526,486)
===============================================================================

See Notes to Financial Statements.

80                      AIM V.I. DIVERSIFIED INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1999 and 1998

                                                        1999         1998
                                                    ------------  -----------
OPERATIONS:

 Net investment income                              $  6,675,286  $ 6,761,255
------------------------------------------------------------------------------
 Net realized gain (loss) from investment
  securities, foreign currencies and forward
  currency contracts                                  (4,741,644)    (884,777)
------------------------------------------------------------------------------
 Change in net unrealized appreciation
  (depreciation) of investment securities, foreign
  currencies and forward currency contracts           (3,460,128)  (2,586,149)
------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting
     from operations                                  (1,526,486)   3,290,329
------------------------------------------------------------------------------
 Dividends to shareholders from net investment
  income                                              (6,334,513)  (4,724,444)
------------------------------------------------------------------------------
 Distributions to shareholders from net realized
  gains                                                       --   (1,507,363)
------------------------------------------------------------------------------
 Net increase from capital stock transactions         10,924,224   10,068,179
------------------------------------------------------------------------------
    Net increase in net assets                         3,063,225    7,126,701
------------------------------------------------------------------------------

NET ASSETS:

Beginning of year                                     96,445,353   89,318,652
------------------------------------------------------------------------------
End of year                                         $ 99,508,578  $96,445,353
==============================================================================

NET ASSETS CONSIST OF:

 Capital (par value and additional paid-in)         $105,971,017  $90,723,425
------------------------------------------------------------------------------
 Undistributed net investment income                   5,259,129    5,805,150
------------------------------------------------------------------------------
 Undistributed net realized gain (loss) from
  investment securities, foreign currencies and
  forward currency contracts                          (7,009,298)    (311,599)
------------------------------------------------------------------------------
 Unrealized appreciation (depreciation) of
  investment securities, foreign currencies and
  forward currency contracts                          (4,712,270)     228,377
------------------------------------------------------------------------------
                                                    $ 99,508,578  $96,445,353
==============================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 1999

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM V.I. Diversified Income Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seventeen separate portfolios. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is to seek to achieve a high level of current income. The Fund will seek to achieve its objective by investing primarily in a diversified portfolio of foreign and U.S. government and corporate debt securities, including lower rated high yield debt securities (commonly known as "junk bonds"). These high yield bonds may involve special risks in addition to the risks associated with investment in higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. Also, the secondary market in which high yield bonds are traded may be less liquid than the market for higher grade bonds.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be

                       AIM V.I. DIVERSIFIED INCOME FUND                    81
   valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. On December 31, 1999, undistributed net investment income was decreased by $886,794, undistributed net realized gains decreased by $1,956,055 and paid-in capital increased by $2,842,849 as a result of differing book/tax treatment of foreign currency transactions and other reclassifications. Net assets of the Fund were unaffected by the reclassifications.
C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
   The Fund has a capital loss carryforward of $5,553,324 as of December 31, 1999 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, in the year 2007.
E. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
    Outstanding foreign currency contracts as of December 31, 1999 were as follows:

                       CONTRACT TO                   UNREALIZED
   SETTLEMENT      --------------------             APPRECIATION
      DATE          DELIVER   RECEIVE     VALUE    (DEPRECIATION)
   ----------      --------- ---------- ---------- --------------
   02/04/00    CAD 4,300,000 $2,932,751 $2,981,814      (49,063)
   --------------------------------------------------------------
   02/28/00    EUR 2,000,000  2,077,000  2,022,092       54,908
   --------------------------------------------------------------
   02/28/00    NZD 1,000,000    511,720    522,994      (11,274)
   --------------------------------------------------------------
   01/24/00    SEK 9,600,000  1,183,257  1,129,999       53,258
   --------------------------------------------------------------
                             $6,704,728 $6,656,899     $ 47,829
   ==============================================================

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.60% of the first $250 million of the Fund's average daily net assets, plus 0.55% of the Fund's average daily net assets in excess of $250 million.
 The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services and other administrative services to the Fund. For the year ended December 31, 1999, the Fund paid AIM $67,038 of which AIM retained $50,901 for such services.
 The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. Certain officers and directors of the Company are officers of AIM and AIM Distributors.
 During the year ended December 31, 1999, the Fund paid legal fees of $3,569 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3 - INDIRECT EXPENSES
During the year ended December 31, 1999, the Fund received reductions in custodian fees of $644 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $644 during the year ended December 31, 1999.

NOTE 4 - DIRECTORS' FEES
Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among the funds based on their respective average net assets for the period.

82                     AIM V.I. DIVERSIFIED INCOME FUND

NOTE 6 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1999 was $74,328,381 and $79,528,233, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 1999 is as follows:

Aggregate unrealized appreciation of investment securities    $ 1,306,434
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (6,088,425)
--------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investment
 securities                                                   $(4,781,991)
==========================================================================

Cost of investments for tax purposes is $ 102,329,108.

NOTE 7 - CAPITAL STOCK
Changes in capital stock outstanding during the years ended December 31, 1999 and 1998 were as follows:

                                    1999                      1998
                           ------------------------  ------------------------
                             SHARES       AMOUNT       SHARES       AMOUNT
                           ----------  ------------  ----------  ------------
Sold                        2,074,968  $ 22,313,329   2,291,048  $ 26,553,679
------------------------------------------------------------------------------
Issued as reinvestment of
 dividends                    626,559     6,334,513     569,635     6,231,807
------------------------------------------------------------------------------
Issued in connection with
 acquisitions*              1,744,335    18,512,585          --            --
------------------------------------------------------------------------------
Reacquired                 (3,372,508)  (36,236,203) (1,956,150)  (22,717,307)
------------------------------------------------------------------------------
                            1,073,354  $ 10,924,224     904,533  $ 10,068,179
==============================================================================

* As of the close of business on October 15, 1999, the Fund acquired all the net assets GT Global Variable Strategic Income Fund ("Variable Strategic Income Fund") and GT Global Variable Global Government Income Fund ("Variable Global Government Income Fund") pursuant to a plan of reorganization approved by Variable Strategic Income Fund's shareholders and Variable Global Government Income Fund's shareholders on August 25, 1999. The acquisitions were accomplished by a tax-free exchange of 1,744,335 shares of the Fund for 1,088,436 shares of Variable Strategic Income Fund and 587,315 shares of Variable Global Government Income Fund outstanding as of the close of business on October 15, 1999. Variable Strategic Income Fund's net assets at that date were $12,226,436, including ($992,073) of unrealized depreciation, and Variable Global Government Income Fund's net assets at that date were $6,286,149, including ($488,448) of unrealized depreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $85,340,921.

NOTE 8 - FINANCIAL HIGHLIGHTS
Shown below are the financial highlights for a share outstanding of the Fund during each of the years in the four-year period ended December 31, 1999, the eleven months ended December 31, 1995 and the year ended January 31, 1995.

                                       DECEMBER 31,
                          ----------------------------------------------     JANUARY 31,
                           1999        1998     1997     1996     1995          1995
                          -------     -------  -------  -------  -------     -----------
Net asset value,
 beginning of period      $ 10.94     $ 11.29  $ 10.33  $ 10.00  $  9.12       $ 10.46
------------------------------------------------------------------------------------------
Income from investment
 operations:
  Net investment income      0.64        0.75     0.73     0.73     0.69          0.76
------------------------------------------------------------------------------------------
  Net gains (losses) on
   securities (both
   realized and
   unrealized)              (0.85)      (0.35)    0.24     0.28     0.94         (1.42)
------------------------------------------------------------------------------------------
   Total from investment
    operations              (0.21)       0.40     0.97     1.01     1.63         (0.66)
------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net
   investment income        (0.67)      (0.57)   (0.01)   (0.68)   (0.75)        (0.68)
------------------------------------------------------------------------------------------
  Distributions from net
   realized capital
   gains                       --       (0.18)      --       --       --            --
------------------------------------------------------------------------------------------
   Total distributions      (0.67)      (0.75)   (0.01)   (0.68)   (0.75)        (0.68)
------------------------------------------------------------------------------------------
Net asset value, end of
 period                   $ 10.06     $ 10.94  $ 11.29  $ 10.33  $ 10.00       $  9.12
==========================================================================================
Total return(a)             (1.92)%      3.58%    9.39%   10.19%   18.11%        (6.35)%
==========================================================================================
Ratios/supplemental
 data:
Net assets, end of
 period (000s omitted)    $99,509     $96,445  $89,319  $63,624  $44,630       $25,271
==========================================================================================
Ratio of expenses to
 average net assets          0.83%(b)    0.77%    0.80%    0.86%    0.88%(c)      0.91%(d)
==========================================================================================
Ratio of net investment
 income to average net
 assets                      7.20%(b)    6.99%    6.90%    7.09%    7.65%(c)      8.07%(d)
==========================================================================================
Portfolio turnover rate        83%         50%      52%      76%      72%          100%
==========================================================================================

(a) Total returns are not annualized for periods less than one year.
(b) Ratios are based on average net assets of $92,736,295.
(c) Annualized.
(d) After fee waivers and/or expense reimbursement. Ratios of expenses and net investment income to average net assets prior to fee waivers and/or expense reimbursements were 1.03% and 7.95%, respectively.

                       AIM V.I. DIVERSIFIED INCOME FUND                       83

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors
AIM Variable Insurance Funds, Inc.

We have audited the accompanying statement of assets and liabilities of AIM V.I. Diversified Income Fund, a series of shares of common stock of AIM Variable Insurance Funds, Inc. including the schedule of investments as of December 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, the eleven month period ended December 31, 1995 and the year ended January 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Diversified Income Fund, as of December 31, 1999, the results of its operations for the year ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, the eleven month period December 31, 1995 and the year ended January 31, 1995 in conformity with generally accepted accounting principles.

                                     TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2000

84                      AIM V.I. DIVERSIFIED INCOME FUND

DIRECTORS, OFFICERS,      BOARD OF DIRECTORS                      OFFICERS                   OFFICE OF THE FUND
AND OTHER SERVICE
PROVIDERS OF AIM          Charles T. Bauer                        Charles T. Bauer           11 Greenway Plaza
VARIABLE INSURANCE        Chairman                                Chairman                   Suite 100
FUNDS, INC.               A I M Management Group Inc.                                        Houston, TX 77046
                                                                  Robert H. Graham           (800) 347-1919
                          Bruce L. Crockett                       President
                          Director                                                           INVESTMENT ADVISOR
                          ACE Limited;                            Carol F. Relihan
                          Formerly Director, President, and       Senior Vice President      A I M Advisors, Inc.
                          Chief Executive Officer                 and Secretary              11 Greenway Plaza
                          COMSAT Corporation                                                 Suite 100
                                                                  Gary T. Crum               Houston, TX 77046
                          Owen Daly II                            Senior Vice President
                          Director                                                           TRANSFER AGENT AND CUSTODIAN
                          Cortland Trust Inc.                     Dana R. Sutton
                                                                  Vice President and         State Street Bank and Trust Company
                          Edward K. Dunn Jr.                      Treasurer                  225 Franklin Street
                          Chairman, Mercantile Mortgage Corp.;                               Boston, MA 02110
                          Formerly Vice Chairman, President       Robert G. Alley
                          and Chief Operating Officer,            Vice President             COUNSEL TO THE FUNDS
                          Mercantile-Safe Deposit & Trust Co.;
                          and President, Mercantile Bankshares    Stuart W. Coco             Freedman, Levy, Kroll &
                                                                  Vice President             Simonds
                          Jack Fields                                                        1050 Conn. Avenue, N.W.
                          Chief Executive Officer                 Melville B. Cox            Washington, D.C. 20036
                          Texana Global Inc.;                     Vice President
                          Formerly, Member of the                                            COUNSEL TO THE DIRECTORS
                          U.S. House of Representatives           Karen Dunn Kelley
                                                                  Vice President             Kramer, Levin, Naftalis & Frankel LLP
                          Carl Frischling                                                    919 Third Avenue
                          Partner                                 Edgar M. Larsen            New York, NY 10022
                          Kramer, Levin, Naftalis & Frankel LLP   Vice President
                                                                                             DISTRIBUTOR
                          Robert H. Graham                        Mary J. Benson
                          President and Chief Executive Officer   Assistant Vice President   A I M Distributors, Inc.
                          A I M Management Group Inc.             and Assistant Treasurer    11 Greenway Plaza
                                                                                             Suite 100
                          Prema Mathai-Davis                      Sheri Morris               Houston, TX 77046
                          Chief Executive Officer, YWCA of the    Assistant Vice President
                          U.S.A.                                  and Assistant Treasurer    INDEPENDENT AUDITORS

                          Lewis F. Pennock                        Renee A. Friedli           Tait, Weller & Baker
                          Attorney                                Assistant Secretary        8 Penn Center Plaza
                                                                                             Suite 800
                          Louis S. Sklar                          P. Michelle Grace          Philadelphia, PA 19103
                          Executive Vice President                Assistant Secretary
                          Hines Interests
                          Limited Partnership                     Nancy L. Martin
                                                                  Assistant Secretary

                                                                  Ofelia M. Mayo
                                                                  Assistant Secretary

                                                                  Lisa A. Moss
                                                                  Assistant Secretary

                                                                  Kathleen J. Pflueger
                                                                  Assistant Secretary

                                                                  Samuel D. Sirko
                                                                  Assistant Secretary

                                                                  Stephen I. Winer
                                                                  Assistant Secretary

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)
AIM V.I. Diversified Income Fund paid ordinary dividends in the amount of $0.6735 per share to shareholders during its tax year ended December 31, 1999. Of these amounts, 0.00% is eligible for the dividends received deduction for corporations.

                       AIM V.I. DIVERSIFIED INCOME FUND                       85

The Managers' Overview

BOND MARKET DIFFICULT DURING
FISCAL YEAR

A roundtable discussion with the fund
management team for AIM V.I. Global Growth
& Income Fund for the fiscal year ended
December 31, 1999.

Q. WHAT WERE MARKET CONDITIONS LIKE DURING   followed Standard & Poor's 500 Index lost    year to 6.479% at its end, reflecting the
THIS TIME?                                   value during the fiscal year.                downward pressure on the bond's price,
A. During the reporting period, the MSCI         The second most important story was      which moves in the opposite direction to
World Index, a stock index, rose 24.93%,     the tremendous surge in Asian equities.      its yield.
while the J.P. Morgan Global Government      For most of the fiscal year Japan led
Bond Index returned -5.08%.                  Asia's recovery.  The MSCI Japan Index       Q. HOW DID YOU MANAGE THE FUND IN THIS
    From a global equity perspective,        rose by nearly 62% during the year, as the   ENVIRONMENT?
clearly the most important story of the      stock market surged and the value of the     A. The fund maintained its strict blue-
year was high technology. According to       yen appreciated. Investors flocked to        chip investment discipline for most of the
Morgan Stanley Capital International,        Japanese securities after Japan posted two   year, investing in stocks with a market
the electrical and electronics sector rose   consecutive quarters of economic growth,     capitalization of more than $1 billion and
122%, electronic components rose 116%, and   signaling an end to its extended             a dividend yield greater than that of the
appliances and household durables (of        recession.                                   MSCI World Index. We also look for good
which much is technology related) rose           For bonds, 1999 was the worst year       stocks selling at a discount relative to
110%. For traditional blue chip sectors,     since 1994, and the second worst year on     the market. Because of these criteria, the
the picture was far less rosy.  For          record. For example, the yield of the        fund has avoided several areas that have
example, despite advances by the main        benchmark 30-year U.S. Treasury bond rose    performed well over the fiscal year. The
market indexes, most stocks in the widely    from 5.092% at the beginning of the fiscal   universe of Japanese stocks that meet our

PORTFOLIO COMPOSITION

As of 12/31/99, based on total net assets

TOP 10 HOLDINGS                              TOP 10 COUNTRIES                             TOP 10 INDUSTRIES

 1. Koninklijke KPN NV - ADR         3.49%    1. United States                   38.72%    1. Sovereign Debt                   8.73%
     (Netherlands)                            2. United Kingdom                  12.07     2. Electrical Equipment             7.44
 2. McGraw Hill Cos., Inc. (The)     3.38     3. Japan                           10.60     3. Publishing                       7.01
 3. Bundesrepublik Deutschland       2.88     4. Netherlands                      9.28     4. Oil--International Integrated    5.50
     Series 91 Bonds 8.25% (Germany)          5. Germany                          6.51     5. Telephone                        5.21
 4. Bristol-Myers Squibb Co.         2.84     6. France                           5.15     6. Beverages--Alcoholic             5.11
 5. Royal Dutch Petroleum Co.        2.82     7. Italy                            2.72     7. Banks--Major Regional            4.55
     New York Shares (Netherlands)            8. Australia                        2.25     8. Electronics--Component
 6. Fujitsu Ltd. (Japan)             2.82     9. Switzerland                      2.06         Disributors                     3.91
 7. Seat-Pagine Gialle S.p.A. (Italy)2.72    10. Spain                            1.67     9. Foods                            3.66
 8. Exxon Mobil Corp.                2.68                                                 10. Financial--Diversified           3.54
 9. Bell Atlantic Corp.              2.60
10. Rohm Co. Ltd. (Japan)            2.54

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.

86                   AIM V.I. GLOBAL GROWTH & INCOME FUND

criteria is very small. In addition, the     Q. WHAT'S YOUR OUTLOOK FOR THE FUND OVER     have receded. We have seen improving
fund has avoided high-flying technology      THE NEAR TERM?                               worldwide industrial production with a
stocks, again because few investment         A. The fund offers a portfolio of blue       bottoming of commodity prices and stronger
candidates enjoy above average dividend      chip stocks offering growth at a             consumption in many areas.
yields.                                      reasonable price, high-quality bonds,            The balance of forces responsible for
                                             regular income, a long-term investment       the long and pervasive disinflation has
Q. WHAT ABOUT THE FUND'S BOND COMPONENT?     horizon, and low volatility. These basic     now shifted. Because of monetary
A. The fund's portfolio consisted of 81%     attributes have not changed, but we plan     conditions and an accelerating recovery in
stocks and 15% bonds as of December 31,      in the future to be flexible about           global growth, we now expect stable to
1999. We invested in investment-grade U.S.   dividend yields.  Our recent investments     moderately rising prices. Recent interest
and European government bonds. Sovereign     in Japan and in the technology sector        rate increases already take into account
debt made up 9% of the fund's total assets.  reflect this change. The conservative        these conditions, and we expect inflation
                                             character of this fund will be maintained,   to remain low. There is excess capacity in
Q. WHAT CHANGES HAVE YOU MADE TO THE         but we intend to take better advantage of    many industries and competition will
FUND'S PORTFOLIO?                            our proven asset allocation and stock        frustrate those wishing to push prices
We believe that fourth quarter of 1999       research capabilities.                       higher. Indeed, we believe the consumer
marked an important turning point for the        We are in the midst of a global          will not accept higher prices while
fund.                                        economic upturn. There is evidence that      enjoying unparalleled and abundant choice.
    Our long-standing discipline of          Europe and the United Kingdom are seeing     Nonetheless, in this environment, markets
investing only in stocks with above-         increasing growth rates. In Asia, economic   are likely to be increasingly nervous
average dividend income worked in the past,  recovery has commenced and is broadening     about inflation picking up in the
but we do not expect it to be as             as exports rise and domestic demand          traditional cyclical manner. The stronger
meaningful in the future. Many of the most   improves. In Japan, the tentative signs      global economic growth now under way may
attractive companies, countries and          of stabilization in the country's fortunes   fuel more rapid earnings growth and so, in
sectors no longer emphasize dividends as     have been supplemented by corporate action   spite of market valuations, we favor
a way of rewarding shareholders.             that should be highly positive for markets.  stocks over bonds.
    Our long-standing investment in          In the United States, the dynamism has not
long-term U.S. Treasuries was based on a     slowed but, given valuations and interest
disinflationary view of the world during a   rates, prospective stock market returns
period of rising interest rates. Our view
of long-term interest rates has changed
over the past six months, and we have
positioned the bond portfolio accordingly.   The J.P. Morgan Global Government Bond Index is a market-value-weighted average of
    We changed our investment strategy       government bonds from 13 major developed bond markets. It is measured in U.S. dollars,
during the forth quarter. We should          and it includes the effect of reinvested coupons. The unmanaged MSCI World Index is a
emphasize that we remain quite sensitive     group of global securities listed on major world stock exchanges and tracked by Morgan
to valuation in our investment decisions.    Stanley Capital International. The unmanaged Standard & Poor's Composite Index of 500
However, opportunities in low-yielding,      Stocks (S&P 500) is generally considered representative of the stock market in general.
attractive, cheap growth companies are too       An investment cannot be made in any index listed. Unless otherwise indicated,
appealing to pass up.                        index results include reinvested dividends and do not reflect sales charges.
                                             --------------------------------------------------------------------------------------

                     AIM V.I. GLOBAL GROWTH & INCOME FUND                     87

SCHEDULE OF INVESTMENTS

December 31, 1999

                                                                 MARKET
                                                   SHARES        VALUE

DOMESTIC COMMON STOCKS - 32.42%

BANKS (MONEY CENTER) - 1.88%

Bank of America Corp.                                 11,500 $      577,156
---------------------------------------------------------------------------

BEVERAGES (ALCOHOLIC) - 3.07%

Anheuser-Busch Cos, Inc.                               9,382        664,949
---------------------------------------------------------------------------
Brown-Forman Corp. - Class B                           4,900        280,525
---------------------------------------------------------------------------
                                                                    945,474
---------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT - 0.94%

Tellabs, Inc.(a)                                       4,500        288,844
---------------------------------------------------------------------------

ELECTRIC COMPANIES - 1.60%

Southern Co. (The)                                    21,000        493,500
---------------------------------------------------------------------------

ELECTRICAL EQUIPMENT - 1.55%

Emerson Electric Co.                                   8,300        476,212
---------------------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS) - 1.71%

Intel Corp.                                            6,400        526,800
---------------------------------------------------------------------------

FINANCIAL (DIVERSIFIED) - 1.20%

American General Corp.                                 4,850        367,994
---------------------------------------------------------------------------

FOODS - 1.76%

Bestfoods                                             10,300        541,394
---------------------------------------------------------------------------

HEALTH CARE (DIVERSIFIED) - 2.84%

Bristol-Myers Squibb Co.                              13,600        872,950
---------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES) - 1.60%

Procter & Gamble, Co. (The)                            4,500        493,031
---------------------------------------------------------------------------

MANUFACTURING (DIVERSIFIED) - 1.37%

Tyco International Ltd.                               10,800        419,850
---------------------------------------------------------------------------

OIL (INTERNATIONAL INTEGRATED) - 2.68%

Exxon Mobil Corp.                                     10,221        823,429
---------------------------------------------------------------------------

PUBLISHING - 3.38%

McGraw-Hill Cos., Inc. (The)                          16,860      1,038,998
---------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS - 3.23%

Equity Office Properties Trust                        23,000        566,375
---------------------------------------------------------------------------
Equity Residential Properties Trust                   10,000        426,875
---------------------------------------------------------------------------
                                                                    993,250
---------------------------------------------------------------------------

TELEPHONE - 2.60%

Bell Atlantic Corp.                                   13,000        800,313
---------------------------------------------------------------------------

TOBACCO - 1.01%

Philip Morris Cos. Inc.                               13,450        311,872
---------------------------------------------------------------------------

  Total Domestic Common Stocks (Cost $8,134,041)                  9,971,067
---------------------------------------------------------------------------

                                                                     MARKET
                                                       SHARES        VALUE

FOREIGN STOCKS & OTHER EQUITY
 INTERESTS - 48.56%

AUSTRALIA - 2.25%

Foster's Brewing Group Ltd. (Beverages - Alcoholic)      117,000 $      335,918
-------------------------------------------------------------------------------
National Australia Bank Ltd. - ADR (Banks - Major
 Regional)                                                23,300        356,679
-------------------------------------------------------------------------------
                                                                        692,597
-------------------------------------------------------------------------------

BELGIUM - 0.02%

Fortis (B) - CVG (Financial - Diversified)(a)              1,932          6,670
-------------------------------------------------------------------------------

FRANCE - 3.75%

Compagnie de Saint-Gobain (Manufacturing -
  Diversified)(a)                                          2,100        394,599
-------------------------------------------------------------------------------
Societe Television Francaise 1 (Broadcasting -
  Television, Radio & Cable)                               1,450        758,863
-------------------------------------------------------------------------------
                                                                      1,153,462
-------------------------------------------------------------------------------

GERMANY - 2.68%

MobilCom A.G. (Telecommunications -
  Cellular/Wireless)                                       5,800        496,180
-------------------------------------------------------------------------------
Porsche A.G. - Pfd. (Automobiles)                            120        328,505
-------------------------------------------------------------------------------
                                                                        824,685
-------------------------------------------------------------------------------

HONG KONG - 1.28%

Hutchison Whampoa Ltd. (Retail - Food Chains)             27,000        392,487
-------------------------------------------------------------------------------

ITALY - 2.72%

Seat Pagine Gialle S.p.A. (Publishing)                   255,000        836,662
-------------------------------------------------------------------------------

JAPAN - 10.60%

Aeon Credit Service Ltd. (Consumer Finance)                4,200        346,282
-------------------------------------------------------------------------------
Fujitsu Ltd. (Electrical Equipment)                       19,000        866,977
-------------------------------------------------------------------------------
JAFCO Co., Ltd. (Financial - Diversified)                  2,000        714,810
-------------------------------------------------------------------------------
Rohm Co. Ltd. (Electronics - Component
 Distributors)                                             1,900        781,395
-------------------------------------------------------------------------------
Toshiba Corp. (Electrical Equipment)                      72,000        549,914
-------------------------------------------------------------------------------
                                                                      3,259,378
-------------------------------------------------------------------------------

NETHERLANDS - 9.29%

ING Groep N.V. - ADR (Insurance Brokers)                   8,638        521,101
-------------------------------------------------------------------------------
Koninklijke (Royal) Philips Electronics N.V.
 (Electrical Equipment)                                    2,900        394,025
-------------------------------------------------------------------------------
Koninklijke KPN N.V. - ADR (Telecommunications -
  Long Distance)                                          11,005      1,073,263
-------------------------------------------------------------------------------
Royal Dutch Petroleum Co. - New York Shares (Oil -
  International Integrated)                               14,160        867,194
-------------------------------------------------------------------------------
                                                                      2,855,583
-------------------------------------------------------------------------------

88                   AIM V.I. GLOBAL GROWTH AND INCOME FUND

                                                                      MARKET
                                                        SHARES        VALUE

NEW ZEALAND - 0.93%

Telecom Corp. of New Zealand Ltd. (Telephone)              61,000 $      286,852
--------------------------------------------------------------------------------

SOUTH KOREA - 1.37%

Samsung Electronics (Electronics - Component
 Distributors)                                              1,800        421,664
--------------------------------------------------------------------------------

SPAIN - 1.67%

Telefonica S.A. (Telephone)(a)                             20,600        514,175
--------------------------------------------------------------------------------

SWITZERLAND - 2.06%

Julius Baer Holding Ltd. (Banks - Major Regional)             210        634,365
--------------------------------------------------------------------------------

UNITED KINGDOM - 9.94%

Abbey National PLC (Savings & Loan Companies)               9,000        143,870
--------------------------------------------------------------------------------
Allied Zurich PLC (Insurance - Multi-Line)                 30,000        353,377
--------------------------------------------------------------------------------
Cadbury Schweppes PLC (Foods)                              96,510        582,822
--------------------------------------------------------------------------------
CGU PLC (Insurance Brokers)                                13,916        224,140
--------------------------------------------------------------------------------
Diageo PLC (Beverages - Alcoholic)                         36,151        290,698
--------------------------------------------------------------------------------
EMAP PLC (Publishing)                                      13,500        279,020
--------------------------------------------------------------------------------
EMI Group PLC (Leisure Time - Products)                    45,790        449,168
--------------------------------------------------------------------------------
Lloyds TSB Group PLC (Banks - Major Regional)              32,571        407,328
--------------------------------------------------------------------------------
Reckitt Benckiser PLC (Household Products/
 Non-durables)                                             34,816        326,342
--------------------------------------------------------------------------------
                                                                       3,056,765
--------------------------------------------------------------------------------

  Total Foreign Stocks & Other Equity Interests (Cost
   $10,907,965)                                                       14,935,345
--------------------------------------------------------------------------------
                                                       PRINCIPAL
                                                        AMOUNT
NON-U.S. DOLLAR DENOMINATED BONDS & NOTES - 8.73%(b)

DENMARK - 1.37%

Kingdom of Denmark (Sovereign Debt),
 Bonds, 8.00%, 03/15/06                           DKK   2,750,000        421,265
--------------------------------------------------------------------------------

FRANCE - 1.40%

Government of France (Sovereign Debt),
 Deb., 4.00%, 10/25/09                            EUR     480,000        430,891
--------------------------------------------------------------------------------

GERMANY - 3.83%

Bundesrepublik Deutschland (Sovereign Debt),
 Series 91 Bonds, 8.25%, 09/20/01                 EUR     825,000        885,329
--------------------------------------------------------------------------------
 Series 94 Bonds, 6.25%, 01/04/24                 EUR     280,000        292,142
--------------------------------------------------------------------------------
                                                                       1,177,471
--------------------------------------------------------------------------------

UNITED KINGDOM - 2.13%

United Kingdom Treasury (Sovereign Debt), Bonds,
 7.00%, 06/07/02                                  GBP      30,000         49,135
--------------------------------------------------------------------------------
 Gtd., 9.00%, 08/06/12                            GBP     282,000        606,843
--------------------------------------------------------------------------------
                                                                         655,978
--------------------------------------------------------------------------------
  Total Non-U.S. Dollar Denominated Bonds & Notes
   (Cost $2,956,980)                                                   2,685,605
--------------------------------------------------------------------------------

                                                PRINCIPAL      MARKET
                                                 AMOUNT        VALUE

U.S. TREASURY SECURITIES - 6.31%

U.S. TREASURY BONDS - 2.48%

 8.75%, 08/15/20                               $   300,000 $      363,153
-------------------------------------------------------------------------
 6.50%, 11/15/26                                   410,000        399,566
-------------------------------------------------------------------------
                                                                  762,719
-------------------------------------------------------------------------

U.S. TREASURY NOTES - 3.83%

 5.625%, 02/28/01                                  745,000        740,932
-------------------------------------------------------------------------
 5.50%, 02/15/08                                   465,000        435,417
-------------------------------------------------------------------------
                                                                1,176,349
-------------------------------------------------------------------------
  Total U.S. Treasury Securities
   (Cost $1,999,405)                                            1,939,068
-------------------------------------------------------------------------
                                                 SHARES
MONEY MARKET FUNDS - 1.85%

STIC Liquid Assets Portfolio(c)                    284,938        284,938
-------------------------------------------------------------------------
STIC Prime Portfolio(c)                            284,938        284,938
-------------------------------------------------------------------------
  Total Money Market Funds
   (Cost $569,876)                                                569,876
-------------------------------------------------------------------------
TOTAL INVESTMENTS - 97.87% (Cost $24,568,267)                  30,100,961
=========================================================================
OTHER ASSETS LESS LIABILITIES - 2.13%                             655,165
=========================================================================
NET ASSETS - 100.00%                                       $   30,756,126
=========================================================================

Investment Abbreviations:

ADR- American Depositary Receipt
Deb.- Debentures
Gtd.- Guaranteed
Pfd.- Preferred

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) Foreign denominated security. Par value and coupon rate are denominated in currency indicated.
(c) The money market fund has the same investment advisor as the Fund.

See Notes to Financial Statements.

                    AIM V.I. GLOBAL GROWTH AND INCOME FUND                    89

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

ASSETS:

Investments, at market value  (cost $24,568,267)          $30,100,961
---------------------------------------------------------------------
Foreign currencies, at value (cost $461,718)                  461,470
---------------------------------------------------------------------
Receivables for:
 Dividends and interest                                       165,833
---------------------------------------------------------------------
 Forward currency contracts open                               19,199
---------------------------------------------------------------------
 Forward currency contracts closed                             28,911
---------------------------------------------------------------------
Other assets                                                      169
---------------------------------------------------------------------
  Total assets                                             30,776,543
---------------------------------------------------------------------

LIABILITIES:

Accrued advisory fees                                          13,732
---------------------------------------------------------------------
Accrued administrative services fees                            4,109
---------------------------------------------------------------------
Accrued operating expenses                                      2,576
---------------------------------------------------------------------
  Total liabilities                                            20,417
---------------------------------------------------------------------
Net assets applicable to shares outstanding               $30,756,126
=====================================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

 Authorized                                               250,000,000
---------------------------------------------------------------------
 Outstanding                                                2,273,784
---------------------------------------------------------------------
Net asset value, offering and redemption price per share  $     13.53
=====================================================================



STATEMENT OF OPERATIONS

For the year ended December 31, 1999

INVESTMENT INCOME:

Dividends (net of $64,558 foreign withholding tax)                 $   855,121
-------------------------------------------------------------------------------
Interest                                                               736,720
-------------------------------------------------------------------------------
Security lending income                                                  6,756
-------------------------------------------------------------------------------
  Total investment income                                            1,598,597
-------------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                          436,438
-------------------------------------------------------------------------------
Administrative services fees                                            32,370
-------------------------------------------------------------------------------
Custodian fees                                                          26,648
-------------------------------------------------------------------------------
Directors' fees and expenses                                             7,543
-------------------------------------------------------------------------------
Interest expense                                                         5,420
-------------------------------------------------------------------------------
Other                                                                   89,336
-------------------------------------------------------------------------------
  Total expenses                                                       597,755
-------------------------------------------------------------------------------
Less: Expense reductions                                                (2,556)
-------------------------------------------------------------------------------
  Advisory fee waivers                                                 (11,500)
-------------------------------------------------------------------------------
  Net expenses                                                         583,699
-------------------------------------------------------------------------------
Net investment income                                                1,014,898
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES,
 FOREIGN CURRENCIES AND FORWARD CURRENCY CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                              4,300,208
-------------------------------------------------------------------------------
  Foreign currencies                                                   (96,735)
-------------------------------------------------------------------------------
  Forward currency contracts                                            37,710
-------------------------------------------------------------------------------
                                                                     4,241,183
-------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                             (6,198,458)
-------------------------------------------------------------------------------
  Foreign currencies                                                   (11,357)
-------------------------------------------------------------------------------
  Forward currency contracts                                            16,295
-------------------------------------------------------------------------------
                                                                    (6,193,520)
-------------------------------------------------------------------------------
  Net gain (loss) on investment securities, foreign currencies and
   forward currency contracts                                       (1,952,337)
-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $  (937,439)
===============================================================================

See Notes to Financial Statements.

                     AIM V.I. GLOBAL GROWTH AND INCOME FUND                  90

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1999 and 1998

                                                        1999         1998
                                                    ------------  -----------
OPERATIONS:

 Net investment income                              $  1,014,898  $ 1,373,112
------------------------------------------------------------------------------
 Net realized gain from investment securities,
  foreign currencies and forward currency contracts    4,241,183    7,246,776
------------------------------------------------------------------------------
 Change in net unrealized appreciation
  (depreciation) of investment securities, foreign
  currencies and forward currency contracts           (6,193,520)   1,012,021
------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting
     from operations                                    (937,439)   9,631,909
------------------------------------------------------------------------------
 Dividends to shareholders from net investment
  income                                              (1,196,434)  (1,163,351)
------------------------------------------------------------------------------
 Distributions to shareholders from net realized
  gains                                              (11,580,778)    (689,824)
------------------------------------------------------------------------------
 Net increase (decrease) from capital stock
  transactions                                       (11,109,484)  (2,554,737)
------------------------------------------------------------------------------
    Net increase (decrease) in net assets            (24,824,135)   5,223,997
------------------------------------------------------------------------------

NET ASSETS:

Beginning of year                                     55,580,261   50,356,264
------------------------------------------------------------------------------
End of year                                         $ 30,756,126  $55,580,261
==============================================================================

NET ASSETS CONSIST OF:

 Capital (par value and additional paid-in)         $ 24,707,801  $35,751,068
------------------------------------------------------------------------------
 Undistributed net investment income                     (64,629)     721,621
------------------------------------------------------------------------------
 Undistributed net realized gain from investment
  securities, foreign currencies and forward
  currency contracts                                     566,043    7,367,141
------------------------------------------------------------------------------
 Unrealized appreciation of investment securities,
  foreign currencies and forward currency contracts    5,546,911   11,740,431
------------------------------------------------------------------------------
                                                    $ 30,756,126  $55,580,261
==============================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 1999

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM V.I. Global Growth and Income Fund (the "Fund"), (formerly named the GT Global Variable Growth & Income Fund), is a series portfolio of AIM Variable Insurance Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seventeen separate portfolios. Prior to October 18, 1999, the Fund was a series portfolio of GT Global Variable Investment Trust (the "Trust") organized as a Delaware business trust registered under the 1940 Act. Pursuant to an agreement and plan of reorganization between the Company and the Trust, the Fund was reorganized as a portfolio of the Company effective October 18, 1999. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is to achieve long-term growth of capital with current income.
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net

                    AIM V.I. GLOBAL GROWTH AND INCOME FUND                   91
   asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange
    ("NYSE").
    Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.
   On December 31, 1999, undistributed net investment income was decreased by $604,714, undistributed net realized gains increased by $538,497 and paid-in capital increased by $66,217 as a result of differing book and tax treatment of foreign currency transactions and other reclassifications. Net assets of the Fund were unaffected by the reclassifications.
C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S.
   dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

 Outstanding foreign currency contracts at December 31, 1999 were as follows:

                        CONTRACT TO
                     ------------------
SETTLEMENT                                          UNREALIZED
   DATE     CURRENCY DELIVER  RECEIVE     VALUE    APPRECIATION
----------  -------- ------- ---------- ---------- ------------
01/04/00      GBP     60,446 $   97,626 $   97,602   $    24
---------------------------------------------------------------
02/09/00      GBP    600,000    988,110    968,935    19,175
---------------------------------------------------------------
                     660,446 $1,085,736 $1,066,537   $19,199
===============================================================

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the Fund's average daily net assets. Under the terms of a sub-advisory agreement between AIM and INVESCO Asset Management Limited ("INVESCO"), AIM pays INVESCO 40% of the amount paid by the Fund to AIM. During the year ended December 31, 1999, AIM waived fees of $11,500.
 Effective July 1, 1999, the Company entered into a master administrative services agreement with AIM, replacing the prior pricing and accounting agreement. The Fund, pursuant to the master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services and other administrative services to the Fund. Prior to July 1, 1999, AIM was the pricing and accounting agent for the Fund. The monthly fee for these services paid to AIM was a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate was derived based on the aggregate net assets of the funds which comprised the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee was calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount was allocated to and paid by each such fund based on its relative average daily net assets. For the year ended December 31, 1999, AIM was paid $32,370 of which AIM retained $32,370 for such services.
 The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. Certain officers and directors of the Company are officers of AIM and AIM Distributors.
 During the year ended December 31, 1999, the Fund paid legal fees of $153 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3 - EXPENSE REDUCTIONS
During the year ended December 31, 1999, the Fund received reductions in custodian fees of $18 under an expense offset arrangement and AIM directed certain portfolio trades to brokers who then paid $2,538 of the Fund's expenses. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $2,556 during the year ended December 31, 1999.

92                  AIM V.I. GLOBAL GROWTH AND INCOME FUND

NOTE 4 - DIRECTORS' FEES
Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period. Prior to May 28, 1999, the Fund, along with certain other funds advised and/or administered by AIM, had a line of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allowed the Fund and certain other funds to borrow, on a first come, first served basis, an aggregate maximum amount of $250,000,000 subject to limits set by its prospectus for borrowings.
 During the year ended December 31, 1999, the average outstanding daily balance of bank loans for the Fund was $108,145 with a weighted average interest rate of 5.15%. Interest expense for the Fund for the year ended December 31, 1999 was $5,420.

NOTE 6 - PORTFOLIO SECURITIES LOANED
At December 31, 1999, there were no securities on loan to brokers. For the year ended December 31, 1999, the Fund received fees of $6,756 for securities lending.
 For international securities, cash collateral is received by the fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. The collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

NOTE 7 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1999 was $38,788,743 and $60,327,220, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 1999 is as follows:

Aggregate unrealized appreciation of investment securities    $ 6,549,086
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (1,079,412)
--------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $ 5,469,674
==========================================================================

Cost of investments for tax purposes is $24,631,287.

                    AIM V.I. GLOBAL GROWTH AND INCOME FUND                    93

NOTE 8 - CAPITAL STOCK
Changes in capital stock outstanding during the years ended December 31, 1999 and 1998 were as follows:

                                    1999                      1998
                           ------------------------  -----------------------
                             SHARES       AMOUNT       SHARES      AMOUNT
                           ----------  ------------  ----------  -----------
Sold                        5,390,132  $ 89,281,583   3,937,752  $80,249,994
-----------------------------------------------------------------------------
Issued in connection with
 reinvestment               1,014,762    12,777,212      90,392    1,853,175
-----------------------------------------------------------------------------
Reacquired                 (6,715,236) (113,168,279) (4,150,799) (84,657,906)
-----------------------------------------------------------------------------
                            (310,342)  $(11,109,484)   (122,655) $(2,554,737)
=============================================================================

NOTE 9 - FINANCIAL HIGHLIGHTS
Shown below are the financial highlights for a share outstanding of the Fund during each of the years in the five-year period ended
December 31, 1999.

                                1999        1998     1997     1996     1995
                               -------     -------  -------  -------  -------
Net asset value, beginning of
 period                        $ 21.51     $ 18.60  $ 16.51  $ 14.57  $ 12.99
------------------------------------------------------------------------------
Income from investment
 operations:
  Net investment income           0.57        0.53     0.41     0.53     0.52
------------------------------------------------------------------------------
  Net gains (losses) on
   securities (both realized
   and unrealized)               (1.29)       3.08     2.23     1.81     1.46
------------------------------------------------------------------------------
   Total from investment
    operations                   (0.72)       3.61     2.64     2.34     1.98
------------------------------------------------------------------------------
Less distributions:
  Dividends from net
   investment income             (0.61)      (0.44)   (0.51)   (0.35)   (0.40)
------------------------------------------------------------------------------
  Distributions from net
   realized capital gains        (6.65)      (0.26)   (0.04)   (0.05)      --
==============================================================================
   Total distributions           (7.26)      (0.70)   (0.55)   (0.40)   (0.40)
------------------------------------------------------------------------------
Net asset value, end of
 period                        $ 13.53     $ 21.51  $ 18.60  $ 16.51  $ 14.57
==============================================================================
Total return                     (0.13)%     19.60%   16.22%   16.33%   15.49%
==============================================================================
Ratios/supplemental data:
Net assets, end of period
 (000s omitted)                $30,756     $55,580  $50,356  $36,433  $30,565
==============================================================================
Ratio of expenses to average
 net assets including
 interest expense:
  With reimbursement (Note 2)     1.34%(a)    1.22%    1.13%    1.20%    1.23%
------------------------------------------------------------------------------
  Without reimbursement           1.37%(a)    1.22%    1.27%    1.30%    1.44%
==============================================================================
Ratio of expenses to average
 net assets excluding
 interest expense:
  With reimbursement              1.33%(a)    1.18%    1.13%    1.20%    1.23%
------------------------------------------------------------------------------
  Without reimbursement           1.36%(a)    1.18%    1.27%    1.30%    1.44%
==============================================================================
Ratio of net investment
 income to average net
 assets:
  With reimbursement (Note 2)     2.32%(a)    2.53%    2.86%    3.58%    3.87%
------------------------------------------------------------------------------
  Without reimbursement           2.29%(a)    2.53%    2.72%    3.48%    3.66%
==============================================================================
Ratio of interest expense to
 average net assets               0.01%(a)    0.04%      --       --       --
==============================================================================
Portfolio turnover rate             91%         72%      60%      57%      73%
==============================================================================

(a) Ratios are based on average net assets of $43,643,834.

94                  AIM V.I. GLOBAL GROWTH AND INCOME FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors
AIM Variable Insurance Funds, Inc.

We have audited the accompanying statement of assets and liabilities of AIM V.I. Global Growth and Income Fund (formerly, GT Global Variable Growth and Income Fund), a series of shares of common stock of AIM Variable Insurance Funds, Inc. including the schedule of investments as of December 31, 1999, the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 1998 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated February 19, 1999, expressed an unqualified opinion thereon.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Global Growth and Income Fund, as of December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the year then ended in conformity with generally accepted accounting principles.

                                     TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2000

                     AIM V.I. GLOBAL GROWTH AND INCOME FUND                   95

DIRECTORS, OFFICERS,      BOARD OF DIRECTORS                      OFFICERS                   OFFICE OF THE FUND
AND OTHER SERVICE
PROVIDERS OF AIM          Charles T. Bauer                        Charles T. Bauer           11 Greenway Plaza
VARIABLE INSURANCE        Chairman                                Chairman                   Suite 100
FUNDS, INC.               A I M Management Group Inc.                                        Houston, TX 77046
                                                                  Robert H. Graham           (800) 347-1919
                          Bruce L. Crockett                       President
                          Director                                                           INVESTMENT ADVISOR
                          ACE Limited;                            Carol F. Relihan
                          Formerly Director, President, and       Senior Vice President      A I M Advisors, Inc.
                          Chief Executive Officer                 and Secretary              11 Greenway Plaza
                          COMSAT Corporation                                                 Suite 100
                                                                  Gary T. Crum               Houston, TX 77046
                          Owen Daly II                            Senior Vice President
                          Director                                                           TRANSFER AGENT AND CUSTODIAN
                          Cortland Trust Inc.                     Dana R. Sutton
                                                                  Vice President and         State Street Bank and Trust Company
                          Edward K. Dunn Jr.                      Treasurer                  225 Franklin Street
                          Chairman, Mercantile Mortgage Corp.;                               Boston, MA 02110
                          Formerly Vice Chairman, President       Robert G. Alley
                          and Chief Operating Officer,            Vice President             COUNSEL TO THE FUNDS
                          Mercantile-Safe Deposit & Trust Co.;
                          and President, Mercantile Bankshares    Stuart W. Coco             Freedman, Levy, Kroll &
                                                                  Vice President             Simonds
                          Jack Fields                                                        1050 Conn. Avenue, N.W.
                          Chief Executive Officer                 Melville B. Cox            Washington, D.C. 20036
                          Texana Global Inc.;                     Vice President
                          Formerly, Member of the                                            COUNSEL TO THE DIRECTORS
                          U.S. House of Representatives           Karen Dunn Kelley
                                                                  Vice President             Kramer, Levin, Naftalis & Frankel LLP
                          Carl Frischling                                                    919 Third Avenue
                          Partner                                 Edgar M. Larsen            New York, NY 10022
                          Kramer, Levin, Naftalis & Frankel LLP   Vice President
                                                                                             DISTRIBUTOR
                          Robert H. Graham                        Mary J. Benson
                          President and Chief Executive Officer   Assistant Vice President   A I M Distributors, Inc.
                          A I M Management Group Inc.             and Assistant Treasurer    11 Greenway Plaza
                                                                                             Suite 100
                          Prema Mathai-Davis                      Sheri Morris               Houston, TX 77046
                          Chief Executive Officer, YWCA of the    Assistant Vice President
                          U.S.A.                                  and Assistant Treasurer    INDEPENDENT AUDITORS

                          Lewis F. Pennock                        Renee A. Friedli           Tait, Weller & Baker
                          Attorney                                Assistant Secretary        8 Penn Center Plaza
                                                                                             Suite 800
                          Louis S. Sklar                          P. Michelle Grace          Philadelphia, PA 19103
                          Executive Vice President                Assistant Secretary
                          Hines Interests
                          Limited Partnership                     Nancy L. Martin
                                                                  Assistant Secretary

                                                                  Ofelia M. Mayo
                                                                  Assistant Secretary

                                                                  Lisa A. Moss
                                                                  Assistant Secretary

                                                                  Kathleen J. Pflueger
                                                                  Assistant Secretary

                                                                  Samuel D. Sirko
                                                                  Assistant Secretary

                                                                  Stephen I. Winer
                                                                  Assistant Secretary

96                  AIM V.I. GLOBAL GROWTH AND INCOME FUND

The Managers' Overview

AIM V.I. GLOBAL UTILITIES FUND
OUTPACES INDEXES
A roundtable discussion with the
fund management team for AIM V.I.
Global Utilities Fund for the
fiscal year ended December 31,
1999.

Q. HOW DID AIM V.I. GLOBAL UTILITIES            stocks. Then the markets began to          improving global economies, rising
FUND PERFORM DURING THE FISCAL YEAR?            broaden into small- and mid-cap            long-term interest rates and inflation
A. Buoyed by the renewed strength of            issues during the third quarter,           fears. These factors contributed to a
global economies and favorable sector           while technology stocks continued          market environment in which investors
positioning, AIM V.I. Global Utilities          to soar through year-end.                  favored stocks over bonds. The ensuing
Fund posted a robust 33.56% return for              Global equity markets ended            bond sell-off produced the worst
the fiscal year ended December 31,              1999 at record levels. Every major         calendar-year performance for bonds
1999. Fund performance handily outpaced         index in the United States, as well        since 1994.
the 21.03% gain of the S&P 500 and the          as markets across Europe, Asia and
14.53% return of the Lipper Utility             Latin America, hit new highs at            Q. WHAT FACTORS CONTRIBUTED TO THE
Fund Index for the same period.                 year-end. But in the midst of this         FUND'S STRONG PERFORMANCE?
                                                prosperity we continued to struggle        A. Our international stake enhanced
Q. WHAT WERE THE MAJOR TRENDS IN                with a stealth bear market. At the         fund performance for the year, amid
FINANCIAL MARKETS IN 1999?                      end of 1999, a third of New York           promising signs of recovery in Asia
A. Although there were several                  Stock Exchange and over-the-counter        and other global economies. Fund
prominent shifts in market                      stocks were off 20% or more from           performance also greatly benefited from
sentiment during the fiscal year,               their previous 12-month highs.             our exposure to the telecommunications
the overriding theme for financial                  This past year has been a              sector, which continued to be very
markets in 1999 was the dominance               challenging period for bond investors.     strong. The sector's growth has been
of the technology sector. During                Throughout 1999, downward pressure         driven largely by the explosion in
the first half of 1999, investors               on bond prices came from the U.S.          Internet and
favored large-cap and cyclical                  economy's continued strong growth,

FUND OUTPERFORMS INDEXES

One-year returns as of 12/31/99

AIM V.I. Global
Utilities Fund          33.56%

S&P 500 Index           21.03%

Lipper Utility
Fund Index              14.53%


PORTFOLIO COMPOSITION

As of 12/31/99, based on total net assets

TOP 10 EQUITY HOLDINGS                          TOP 10 INDUSTRIES                          TOP 10 COUNTRIES

 1. SBC Communications, Inc.        3.85%        1. Telephone                    19.13%     1. United States                 62.61%
 2. Redback Networks, Inc.          3.26         2. Electric Companies           14.08      2. United Kingdom                 4.44
 3. Broadwing Inc.                  2.93         3. Telecommunications           11.27      3. Finland                        3.16
 4. MCI WorldCom Inc.               2.46            (Long Distance)                         4. Netherlands                    3.06
 5. Nokia Corp.-ADR (Finland)       2.25         4. Communications Equipment      9.16      5. Spain                          3.02
 6. Lucent Technologies Inc.        1.96         5. Telecommunications            6.80      6. Italy                          2.59
 7. Eircom PLC (Ireland)            1.67            (Cellular/Wireless)                     7. France                         2.56
 8. Williams Companies, Inc. (The)  1.64         6. Natural Gas                   5.41      8. Canada                         2.30
 9. Qwest Communications            1.62         7. Computers (Networking)        5.00      9. Ireland                        1.34
     International Inc.                          8. Telecommunications            4.40     10. Germany                        1.69
10. Univision Communications, Inc.  1.62         9. Broadcasting                  3.84
      -Class A                                      (Television, Radio & Cable)
                                                10. Power Producers (Independent) 1.97

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.

                        AIM V.I. GLOBAL UTILITIES FUND

PAGE>

data communications traffic. Fund holdings      In this vein, investors who include
in this arena, such as Redback Networks         global companies in their portfolios
and Lucent Technologies, provide the            may be successful by taking advantage
infrastructure for sending data over the        of the free flow of business and
Internet. These holdings also allow us          capital worldwide. AIM V.I. Global
to participate in the growth of Internet        Utilities Fund offers this type of
traffic, the fastest-growing segment in         diversification through its investments
these industries, without subjecting the        in stable, growing companies in both
fund to the volatility of pure Internet         the United States and abroad.
investments. A particularly strong
telecommunications performer was Nokia,
the world's number one mobile phone maker.                                                  [GRAPH APPEARS HERE]
During the year, the company's stock rose       RESULTS OF A $10,000 INVESTMENT
from the low $60s per share to more than        -------------------------------
$175 at year-end.                               5/2/94 - 12/31/99

Q. DID YOU MAKE ANY CHANGES TO THE FUND'S       AVERAGE ANNUAL TOTAL RETURNS
PORTFOLIO?                                      As of 12/31/99
A. A big change during the fiscal year was      Inception (5/2/94)              18.45%
our decision to decrease the fund's holdings    5 Years                         21.87
in electric utilities. On December 31,          1 Year                          33.56
electric utilities represented about 14% of                                             AIM V.I.               LIPPER
the fund's net assets, down from more than                                              GLOBAL      S & P      UTILITY
30% a year ago. In light of the challenges                                              UTLIITIES    500        FUND
that this industry is facing, we elected to       (In thousands)                         FUND       INDEX      INDEX
reduce companies with less favorable                                                   ---------------------------------
short-term prospects. We also decreased               5/2/94                             10,000     10,000     10,000
holdings in the natural gas industry, which           12/94                               9,708     10,396      9,593
accounted for 5.41% of the fund's net assets          12/95                              12,303     14,299     12,194
at year-end. In early 1999 the wholesale              12/96                              13,789     17,579     13,331
market for natural gas was very expensive             12/97                              16,772     23,443     16,759
and created some pricing concerns. A large            12/98                              19,537     30,147     19,842
part of the reduction in this industry also           12/99                              26,094     36,488     22,725
came from merger activities.                    -----------------------
    On the other hand, we increased our         SOURCE: LIPPER, INC.
holdings in the communications equipment        Past performance cannot guarantee comparable future results.
industries, particularly with holdings in
cellular-equipment companies. We continue to    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS
believe these industries represent attractive   OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL
value.                                          PERFORMANCE SHOWN.
    Given the negative interest-rate
environments for fixed-income holdings, we      The performance figures shown here, which represent AIM V.I. Global Utilities
eliminated about 12% of our bond holdings       Fund, are not intended to reflect actual annuity values, and they do not
and rolled the proceeds from these sales        reflect charges at the separate-account level which (if applied) would lower
into the stocks of companies with stronger      them. AIM V.I. Global Utilities Fund's performance figures are historical, and
growth prospects.                               they reflect changes in net asset value and the reinvestment of distributions.
                                                The fund's investment return and principal value will fluctuate, so an
Q. WHAT IS YOUR OUTLOOK FOR 2000?               investor's shares, when redeemed, may be worth more or less than their original
A. Given the market volatility that we've       cost.
seen in 1999, it is apparent that changes          The unmanaged Lipper Utility Fund Index represents an average of the
in market and economic conditions cannot        performance of the 30 largest utility funds tracked by Lipper, Inc., an
be predicted but should always be               independent mutual fund performance monitor. The unmanaged Standard & Poor's
expected. The best way to address these         Composite of 500 Stocks (the S&P 500) is generally considered representative
market risks, we believe, is through            of the performance of the stock market in general. Data for the indexes are
diversification. We encourage investors         for the period 4/30/94-12/31/99.
to stay the coursein terms of balancing            An investment cannot be made in an index. Unless otherwise indicated,
their portfolios with a variety of              index results include reinvested dividends.
investment vehicles.
    A key trend that is shaping our
financial future is the increasing
extent to which the U.S. economy is
blending with those of other countries.

98                      AIM V.I. GLOBAL UTILITIES FUND

SCHEDULE OF INVESTMENTS

December 31, 1999

                                                         MARKET
                                              SHARES      VALUE
DOMESTIC COMMON STOCKS - 52.45%

BROADCASTING (TELEVISION, RADIO & CABLE) - 3.22%

UnitedGlobalCom Inc. - Class A(a)                9,000 $   635,625
------------------------------------------------------------------
Univision Communications, Inc. - Class A(a)      6,300     643,781
------------------------------------------------------------------
                                                         1,279,406
------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT - 6.24%

Aether Systems, Inc.(a)                          3,900     279,337
------------------------------------------------------------------
ANTEC Corp.(a)                                   4,400     160,600
------------------------------------------------------------------
Copper Mountain Networks, Inc.(a)                3,100     151,125
------------------------------------------------------------------
Covad Communications Group, Inc.(a)              1,350      75,516
------------------------------------------------------------------
JDS Uniphase Corp.(a)                              800     129,050
------------------------------------------------------------------
Juniper Networks, Inc.(a)                          800     272,000
------------------------------------------------------------------
Lucent Technologies Inc.                        10,400     778,050
------------------------------------------------------------------
Sycamore Networks, Inc.(a)                         600     184,800
------------------------------------------------------------------
Tellabs, Inc.(a)                                 4,400     282,425
------------------------------------------------------------------
Williams Communications Group, Inc.(a)           5,900     170,731
------------------------------------------------------------------
                                                         2,483,634
------------------------------------------------------------------

COMPUTERS (NETWORKING) - 5.00%

Cisco Systems, Inc.(a)                           2,500     267,812
------------------------------------------------------------------
Foundry Networks, Inc.(a)                        1,200     362,025
------------------------------------------------------------------
Redback Networks, Inc.(a)                        7,300   1,295,750
------------------------------------------------------------------
Rhythms NetConnections, Inc.(a)                  2,000      62,000
------------------------------------------------------------------
                                                         1,987,587
------------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES) - 0.35%

GRIC Communication, Inc.(a)                      5,500     139,562
------------------------------------------------------------------

ELECTRIC COMPANIES - 6.96%

Allegheny Energy, Inc.                           8,000     215,500
------------------------------------------------------------------
DQE, Inc.                                        7,700     266,612
------------------------------------------------------------------
Edison International                            14,500     379,719
------------------------------------------------------------------
Energy East Corp.                               11,000     228,937
------------------------------------------------------------------
FirstEnergy Corp.                                4,500     102,094
------------------------------------------------------------------
FPL Group, Inc.                                  5,600     239,750
------------------------------------------------------------------
IPALCO Enterprises, Inc.                         4,000      68,250
------------------------------------------------------------------
NiSource, Inc.                                  10,200     182,325
------------------------------------------------------------------
NSTAR                                            2,510     101,655
------------------------------------------------------------------
Pinnacle West Capital Corp.                      8,700     265,894
------------------------------------------------------------------
Southern Co. (The)                              11,600     272,600
------------------------------------------------------------------
Teco Energy, Inc.                               11,400     211,612
------------------------------------------------------------------
Texas Utilities Co.                              6,540     232,579
------------------------------------------------------------------
                                                         2,767,527
------------------------------------------------------------------



                                                            MARKET
                                                 SHARES      VALUE
ELECTRICAL EQUIPMENT - 0.10%

Conexant Systems, Inc.(a)                             600 $    39,825
---------------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS) - 0.71%

SDL, Inc.(a)                                        1,300     283,400
---------------------------------------------------------------------

ENTERTAINMENT - 0.40%

Time Warner Inc.                                    2,200     159,363
---------------------------------------------------------------------

NATURAL GAS - 2.82%

Enron Corp.                                         7,800     346,125
---------------------------------------------------------------------
Public Service Co. of North Carolina, Inc.          3,900     126,019
---------------------------------------------------------------------
Williams Companies, Inc. (The)                     21,300     650,981
---------------------------------------------------------------------
                                                            1,123,125
---------------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT) - 1.30%

AES Corp.(a)                                        4,100     306,475
---------------------------------------------------------------------
MidAmerican Energy Holdings Co.(a)                  6,200     208,863
---------------------------------------------------------------------
                                                              515,338
---------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS - 0.38%

Alexandria Real Estate Equities, Inc.               4,700     149,519
---------------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER) - 1.77%

Convergys Corp.(a)                                 16,300     501,225
---------------------------------------------------------------------
Quanta Services, Inc.(a)                            7,200     203,400
---------------------------------------------------------------------
                                                              704,625
---------------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS) - 0.72%

Clarent Corp.(a)                                    3,700     287,675
---------------------------------------------------------------------

TELECOMMUNICATIONS - 2.93%

Broadwing Inc.(a)                                  31,624   1,166,135
---------------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 4.17%

Infonet Services Corp. - Class B(a)                 6,900     181,125
---------------------------------------------------------------------
Phone.com, Inc.(a)                                  5,200     602,875
---------------------------------------------------------------------
TeleCorp PCS, Inc.(a)                               5,600     212,800
---------------------------------------------------------------------
Tritel, Inc.(a)                                     8,400     266,175
---------------------------------------------------------------------
Triton PCS Holdings, Inc. - Class A(a)              4,100     186,550
---------------------------------------------------------------------
Western Wireless Corp. - Class A(a)                 3,100     206,925
---------------------------------------------------------------------
                                                            1,656,450
---------------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE) - 3.50%

AT&T Corp.                                          5,700     289,275
---------------------------------------------------------------------
Global TeleSystems Group, Inc.(a)                   3,600     124,650
---------------------------------------------------------------------
MCI WorldCom, Inc.(a)                              18,431     977,968
---------------------------------------------------------------------
                                                            1,391,893
---------------------------------------------------------------------

                         AIM V.I. GLOBAL UTILITIES FUND                       99

                                                                      MARKET
                                                           SHARES      VALUE

TELEPHONE - 11.88%

Bell Atlantic Corp.                                           4,800 $   295,500
-------------------------------------------------------------------------------
BellSouth Corp.                                               4,200     196,613
-------------------------------------------------------------------------------
CenturyTel, Inc.                                             11,800     559,025
-------------------------------------------------------------------------------
GTE Corp.                                                     3,200     225,800
-------------------------------------------------------------------------------
McLeodUSA, Inc. - Class A(a)                                  8,000     471,000
-------------------------------------------------------------------------------
NEXTLINK Communications, Inc. - Class A(a)                    4,300     357,169
-------------------------------------------------------------------------------
Qwest Communications International, Inc.(a)                  15,000     645,000
-------------------------------------------------------------------------------
SBC Communications, Inc.                                     31,397   1,530,604
-------------------------------------------------------------------------------
Time Warner Telecom, Inc.(a)                                  8,900     444,444
-------------------------------------------------------------------------------
                                                                      4,725,155
-------------------------------------------------------------------------------

  Total Domestic Common Stocks
   (Cost $10,261,302)                                                20,860,219
-------------------------------------------------------------------------------

FOREIGN STOCKS - 27.23%

ARGENTINA - 0.43%

El Sitio, Inc. (Computers-Software & Services)(a)             4,600     169,050
-------------------------------------------------------------------------------

AUSTRALIA - 0.33%

Telstra Corp. Ltd. (Telephone)                               19,380     105,426
-------------------------------------------------------------------------------
Telstra Corp. Ltd. - Installment Receipts (Telephone)(a)      7,200      25,402
-------------------------------------------------------------------------------
                                                                        130,828
-------------------------------------------------------------------------------

AUSTRIA - 0.45%

Oesterreichische Elektrizitaetswirtschafts A.G. -
 Class A (Electric Companies)                                 1,270     178,308
-------------------------------------------------------------------------------

BELGIUM - 0.41%

Electrabel S.A. (Electric Companies)                            500     163,548
-------------------------------------------------------------------------------

BERMUDA - 0.88%

Global Crossing Ltd. (Telecommunications -
 Long Distance)(a)                                            6,985     349,250
-------------------------------------------------------------------------------

CANADA - 1.37%

AT&T Canada, Inc. (Telephone)(a)                              7,400     297,850
-------------------------------------------------------------------------------
BCT.Telus Communications, Inc. (Telephone)                    4,955     120,674
-------------------------------------------------------------------------------
BCT.Telus Communications, Inc. - Class A (Telephone)          1,651      39,865
-------------------------------------------------------------------------------
Westcoast Energy, Inc. (Natural Gas)                          5,500      88,344
-------------------------------------------------------------------------------
                                                                        546,733
-------------------------------------------------------------------------------

DENMARK - 0.62%

Tele Danmark A.S. - ADR (Telephone)                           6,500     245,375
-------------------------------------------------------------------------------

FINLAND - 3.16%

Nokia Oyj - ADR (Communications Equipment)                    4,700     893,000
-------------------------------------------------------------------------------
Sonera Oyj (Telecommunications - Cellular/Wireless)           5,300     362,991
-------------------------------------------------------------------------------
                                                                      1,255,991
-------------------------------------------------------------------------------

FRANCE - 2.17%

France Telecom S.A. - ADR (Telecommunications)                4,000     534,000
-------------------------------------------------------------------------------
Suez Lyonnaise des Eaux S.A. (Manufacturing -
 Diversified)                                                 1,100     176,139
-------------------------------------------------------------------------------
Vivendi (Manufacturing - Diversified)                         1,700     153,388
-------------------------------------------------------------------------------
                                                                        863,527
-------------------------------------------------------------------------------

                                                                     MARKET
                                                          SHARES      VALUE

GERMANY - 1.34%

Mannesmann A.G. (Machinery - Diversified)                    1,181 $   284,626
------------------------------------------------------------------------------
RWE A.G. (Electric Companies)                                2,825     110,601
------------------------------------------------------------------------------
Viag A.G. (Manufacturing - Diversified)                      7,500     137,380
------------------------------------------------------------------------------
                                                                       532,607
------------------------------------------------------------------------------

GREECE - 0.08%

Panafon Hellenic Telecom S.A. - GDR
 (Telecommunications - Cellular/Wireless)
 (Acquired 11/20/98; Cost $21,696)(b)                        2,400      30,960
------------------------------------------------------------------------------

HUNGARY - 0.37%

Magyar Tavkozlesi Rt - ADR (Telecommunications -
 Long Distance)                                              4,100     147,600
------------------------------------------------------------------------------

IRELAND - 1.67%

eircom PLC (Telecommunication - Long Distance)             152,500     664,584
------------------------------------------------------------------------------

ISRAEL - 0.62%

Partner Communications Co. Ltd. - ADR
 (Telecommunications - Cellular/Wireless)(a)                 9,600     248,400
------------------------------------------------------------------------------

ITALY - 2.59%

ACEA S.p.A. (Water Utilities)(a)                            38,400     533,338
------------------------------------------------------------------------------
AEM S.p.A. (Electric Companies)                             55,000     220,312
------------------------------------------------------------------------------
Enel S.p.A. (Electric Companies)(a)                         29,900     125,186
------------------------------------------------------------------------------
Societa Nordelettrica S.p.A. (Electric Companies)           49,000     150,414
------------------------------------------------------------------------------
                                                                     1,029,250
------------------------------------------------------------------------------

JAPAN - 0.95%

Nippon Telegraph & Telephone Corp. (Telephone)                  12     205,630
------------------------------------------------------------------------------
Nippon Telegraph & Telephone Corp. - ADR (Telephone)         2,000     172,250
------------------------------------------------------------------------------
                                                                       377,880
------------------------------------------------------------------------------

MEXICO - 0.20%

Nuevo Grupo Iusacell S.A. de C.V.-ADR
 (Telecommunications - Cellular/Wireless)(a)                 5,300      79,169
------------------------------------------------------------------------------

NETHERLANDS - 3.06%

KPNQWest N.V. (Telecommunications -
 Long Distance)(a)                                           6,700     445,726
------------------------------------------------------------------------------
Libertel N.V. (Telecommunications-Cellular/Wireless)(a)      7,800     204,108
------------------------------------------------------------------------------
Versatel Telecom International N.V.
 (Telecommunications - Long Distance)(a)                    16,100     567,135
------------------------------------------------------------------------------
                                                                     1,216,969
------------------------------------------------------------------------------

SOUTH KOREA - 0.81%

Korea Telecom Corp. - ADR (Telephone)                        4,312     322,322
------------------------------------------------------------------------------

SPAIN - 3.02%

Autopistas Concesionaria Espanola S.A.
 (Services - Commercial & Consumer)                          4,095      39,772
------------------------------------------------------------------------------
Endesa S.A. (Electric Companies)                             7,600     150,762
------------------------------------------------------------------------------
Telefonica S.A. (Telephone)(a)                              25,464     635,580
------------------------------------------------------------------------------
Terra Networks, S.A. (Computers - Software &
 Services)(a)                                                6,900     376,739
------------------------------------------------------------------------------
                                                                     1,202,853
------------------------------------------------------------------------------


100                      AIM V.I. GLOBAL UTILITIES FUND

                                                                      MARKET
                                                           SHARES      VALUE

UNITED KINGDOM - 2.70%

COLT Telecom Group PLC (Communications Equipment)(a)          2,000 $   102,340
-------------------------------------------------------------------------------
Kelda Group PLC (Water Utilities)                            26,174     147,921
-------------------------------------------------------------------------------
National Grid Group PLC (Electric Companies)                 13,113      99,728
-------------------------------------------------------------------------------
PowerGen PLC (Electric Companies)                            14,485     104,081
-------------------------------------------------------------------------------
PowerGen PLC - ADR (Electric Companies)                       4,800     151,800
-------------------------------------------------------------------------------
Scottish Power PLC (Electric Companies)                      22,750     172,284
-------------------------------------------------------------------------------
Thus PLC (Telecommunications - Long Distance)(a)             22,300     140,791
-------------------------------------------------------------------------------
United Utilities PLC (Water Utilities)                       15,000     155,859
-------------------------------------------------------------------------------
                                                                      1,074,804
-------------------------------------------------------------------------------

  Total Foreign Stocks (Cost $6,402,949)                             10,830,008
-------------------------------------------------------------------------------

DOMESTIC CONVERTIBLE PREFERRED STOCKS - 4.14%

BROADCASTING (TELEVISION, RADIO & CABLE) - 0.36%

MediaOne Group, Inc.-$3.04 Conv. Pfd.                         3,000     144,000
-------------------------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES) - 0.88%

PSINet, Inc. - Series C, $3.375 Conv. Pfd.                    6,000     350,250
-------------------------------------------------------------------------------

ELECTRIC COMPANIES - 0.77%

Calpine Capital Trust-$2.875 Conv. Pfd.                       4,700     303,737
-------------------------------------------------------------------------------

NATURAL GAS - 0.85%

El Paso Energy Cap Trust, Inc. - $2.375 Conv. Pfd.            6,700     337,513
-------------------------------------------------------------------------------

TELECOMMUNICATIONS - 0.12%

Broadwing Inc. - Series B, $3.375 Conv. Pfd.                    820      48,585
-------------------------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE) - 0.87%

WinStar Communications, Inc. -Series F,
 $72.50 Conv. Pfd.                                              260     346,450
-------------------------------------------------------------------------------

TELEPHONE - 0.29%

NEXTLINK Communications - $3.25 Conv. Pfd. (Acquired
 03/26/98; Cost $30,000)(b)                                     600     115,125
-------------------------------------------------------------------------------

  Total Domestic Convertible Preferred Stocks (Cost
   $1,448,282)                                                        1,645,660
-------------------------------------------------------------------------------

                                                          PRINCIPAL
                                                           AMOUNT

U.S. DOLLAR DENOMINATED BONDS &
 NOTES - 6.02%

BROADCASTING (TELEVISION, RADIO & CABLE) - 0.26%

Comcast Corp., Sr. Sub. Deb., 9.50%, 01/15/08             $ 100,000     102,875
-------------------------------------------------------------------------------

COMPUTERS (HARDWARE) - 0.89%

Candescent Technology Corp., Sr. Conv. Sub. Deb., 7.00%,
 05/01/03 (Acquired 04/17/98-11/30/98; Cost $431,218)(b)    452,000     352,560
-------------------------------------------------------------------------------


                                                        PRINCIPAL   MARKET
                                                         AMOUNT      VALUE
ELECTRIC COMPANIES - 0.93%

El Paso Electric Co. - Series E, Sec. First Mortgage
 Bonds, 9.40%, 05/01/11                                 $ 100,000 $   105,943
-----------------------------------------------------------------------------
Indiana Michigan Power Co. - Series F, Sec. Lease
 Obligation Bonds, 9.82%, 12/07/22                         93,396     103,341
-----------------------------------------------------------------------------
Western Resources, Inc., Sr. Unsec. Notes,
 6.25%, 08/15/03                                           75,000      70,913
 7.13%, 08/01/09                                          100,000      90,482
-----------------------------------------------------------------------------
                                                                      370,679
-----------------------------------------------------------------------------

NATURAL GAS - 1.25%

Dynegy Inc., Sr. Unsec. Deb., 7.13%, 05/15/18             100,000      89,092
-----------------------------------------------------------------------------
Enron Corp., Sr. Sub. Deb., 8.25%, 09/15/12               400,000     406,304
-----------------------------------------------------------------------------
                                                                      495,396
-----------------------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT) - 0.67%

AES Corp.,
 Sr. Notes, 8.00%, 12/31/08                               100,000      91,750
 Sr. Unsec. Sub. Notes, 10.25%, 07/15/06                  100,000     102,000
-----------------------------------------------------------------------------
Arizona Public Service Co., Deb., 8.00%, 12/30/15          75,000      73,698
-----------------------------------------------------------------------------
                                                                      267,448
-----------------------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE) - 1.08%

AT&T Corp., Sr. Notes, 7.75%, 03/01/07                    150,000     153,171
-----------------------------------------------------------------------------
Global TeleSystems Group, Inc., Conv. Notes,
 8.75%, 06/30/00                                           80,000     277,700
-----------------------------------------------------------------------------
                                                                      430,871
-----------------------------------------------------------------------------

TELEPHONE - 0.94%

NTL Inc., Conv. Sub. Notes, 5.75%, 12/15/09 (Acquired
 12/17/99; Cost $180,000)(b)                              180,000     194,400
-----------------------------------------------------------------------------
SBC Communications, Inc., Deb., 7.38%, 07/15/43           200,000     179,908
-----------------------------------------------------------------------------
                                                                      374,308
-----------------------------------------------------------------------------
Total U.S. Dollar Denominated Bonds & Notes
 (Cost $2,452,442)                                                  2,394,137
-----------------------------------------------------------------------------

NON-U.S. DOLLAR DENOMINATED BONDS & NOTES - 3.06%(c)

CANADA - 0.93%

Canadian Oil Debco Inc. (Oil & Gas-Exploration &
 Production), Deb., 11.00%, 10/31/00               CAD    100,000      71,624
-----------------------------------------------------------------------------
Clearnet Communications, Inc. (Telecommunications -
 Cellular/Wireless), Sr. Unsec. Disc. Notes,
 10.75%, 02/15/09(d)                               CAD    300,000     121,596
-----------------------------------------------------------------------------
Teleglobe Canada Inc. (Telephone), Unsec. Deb., 8.35%,
 06/20/03                                          CAD    100,000      70,942
-----------------------------------------------------------------------------
TransCanada Pipelines - Series Q (Natural Gas), Deb.,
 10.63%, 10/20/09                                  CAD    125,000     106,873
-----------------------------------------------------------------------------
                                                                      371,035
-----------------------------------------------------------------------------

FRANCE - 0.39%

France Telecom (Telephone), Conv. Bonds,
 2.00%, 01/01/04                                   FRF    603,520     153,473
-----------------------------------------------------------------------------


                         AIM V.I. GLOBAL UTILITIES FUND                      101

                                                        PRINCIPAL   MARKET
                                                         AMOUNT      VALUE
UNITED KINGDOM - 1.74%

COLT Telecom Group PLC (Communications Equipment),
 Conv. Bonds, 2.00%, 12/16/06 (Acquired 12/09/99; Cost
 $153,930)(b)                                       EUR   150,000 $   162,479
------------------------------------------------------------------------------
National Grid Co. PLC (Electric Companies),
Conv. Bonds, 4.25%, 02/17/08
(Acquired 02/05/98; Cost $397,800)(b)               GBP   240,000     467,456
------------------------------------------------------------------------------
Series RG, Conv. Bonds, 4.25%, 04/17/08             GBP    32,000      62,328
------------------------------------------------------------------------------
                                                                      692,263
------------------------------------------------------------------------------

  Total Non-U.S. Dollar Denominated Bonds & Notes (Cost
   $1,110,879)                                                      1,216,771
------------------------------------------------------------------------------
                                                         SHARES

MONEY MARKET FUNDS - 7.24%

STIC Liquid Assets Portfolio(e)                         1,441,160   1,441,160
------------------------------------------------------------------------------
STIC Prime Portfolio(e)                                 1,441,160   1,441,160
------------------------------------------------------------------------------
  Total Money Market Funds (Cost $2,882,320)                        2,882,320
------------------------------------------------------------------------------

TOTAL INVESTMENTS--100.14%
 (Cost $24,558,174)                                                39,829,115
------------------------------------------------------------------------------

LIABILITIES LESS OTHER ASSETS--(0.14%)                                (56,849)
------------------------------------------------------------------------------

NET ASSETS--100.00%                                               $39,772,266
------------------------------------------------------------------------------

INVESTMENT ABBREVIATIONS:

ADR    - American Depository Receipt
CAD    - Canadian Dollars
Conv.  - Convertible
Deb.   - Debentures
Disc.  - Discounted
EUR    - Euro
FRF    - French Franc
GBP    - British Pound Sterling
GDR    - Global Depositary Receipt
Gtd.   - Guaranteed
Pfd.   - Preferred
Sec.   - Secured
Sr.    - Senior
Sub.   - Subordinated
Unsec. - Unsecured
Unsub. - Unsubordinated

NOTES TO SCHEDULE OF INVESTMENTS:
(a) Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Directors. The aggregate market value of these securities at 12/31/99 was $1,322,980 which represented 3.33% of the Fund's net assets.
(c) Foreign denominated security. Par value and coupon are denominated in currency indicated.
(d) Step bond issued at discount. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(e) The money market fund has the same investment advisor as the Fund.

See Notes to Financial Statements.

102                      AIM V.I. GLOBAL UTILITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

ASSETS:

Investments at market value (cost $24,558,174)            $39,829,115
---------------------------------------------------------------------
Foreign currencies, at value (cost $22,668)                    19,600
---------------------------------------------------------------------
Receivables for:
 Capital stock sold                                            16,293
---------------------------------------------------------------------
 Dividends and interest                                       105,615
---------------------------------------------------------------------
Investment for deferred compensation plan                      24,627
---------------------------------------------------------------------
  Total assets                                             39,995,250
---------------------------------------------------------------------

LIABILITIES:

Payables for:
 Investments purchased                                         68,535
---------------------------------------------------------------------
 Capital stock reacquired                                      70,147
---------------------------------------------------------------------
 Deferred compensation plan                                    24,627
---------------------------------------------------------------------
Accrued advisory fees                                          20,900
---------------------------------------------------------------------
Accrued administrative service fees                            11,658
---------------------------------------------------------------------
Accrued operating expenses                                     27,117
---------------------------------------------------------------------
  Total liabilities                                           222,984
---------------------------------------------------------------------
Net assets applicable to shares outstanding               $39,772,266
=====================================================================

CAPITAL SHARES, $0.001 PAR VALUE PER SHARE:

 Authorized                                               250,000,000
---------------------------------------------------------------------
 Outstanding                                                1,744,266
=====================================================================
Net asset value, offering and redemption price per share  $     22.80
=====================================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 1999

INVESTMENT INCOME:

Dividends (net of $14,857 foreign withholding tax)        $  443,325
---------------------------------------------------------------------
Interest                                                     446,558
---------------------------------------------------------------------
 Total investment income                                     889,883
---------------------------------------------------------------------

EXPENSES:

Advisory fees                                                202,137
---------------------------------------------------------------------
Administrative services fees                                  58,645
---------------------------------------------------------------------
Custodian fees                                                29,266
---------------------------------------------------------------------
Directors' fees                                                7,321
---------------------------------------------------------------------
Other                                                         58,242
---------------------------------------------------------------------
 Total expenses                                              355,611
---------------------------------------------------------------------
Less: Expenses paid indirectly                                  (210)
---------------------------------------------------------------------
 Net expenses                                                355,401
---------------------------------------------------------------------
Net investment income                                        534,482
---------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
 SECURITIES AND FOREIGN CURRENCIES

Net realized gain (loss) from:
 Investment securities                                     2,020,449
---------------------------------------------------------------------
 Foreign currencies                                          (23,553)
---------------------------------------------------------------------
                                                           1,996,896
---------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
 Investment securities                                     7,368,770
---------------------------------------------------------------------
 Foreign currencies                                           (2,769)
---------------------------------------------------------------------
                                                           7,366,001
---------------------------------------------------------------------
Net gain on investment securities and foreign currencies   9,362,897
---------------------------------------------------------------------
Net increase in net assets resulting from operations      $9,897,379
=====================================================================

See Notes to Financial Statements.

                         AIM V.I. GLOBAL UTILITIES FUND                      103

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1999 and 1998

                                                          1999         1998
                                                       -----------  -----------
OPERATIONS:

 Net investment income                                 $   534,482  $   610,580
--------------------------------------------------------------------------------
 Net realized gain (loss) from investment securities,
  foreign currencies, futures and option contracts       1,996,896      (59,962)
--------------------------------------------------------------------------------
 Change in net unrealized appreciation of investment
  securities and foreign currencies                      7,366,001    3,278,654
--------------------------------------------------------------------------------
  Net increase in net assets resulting from operations   9,897,379    3,829,272
--------------------------------------------------------------------------------
 Dividends to shareholders from net investment income     (618,958)    (450,038)
--------------------------------------------------------------------------------
 Distributions from net realized gains                          --     (187,121)
--------------------------------------------------------------------------------
 Net increase from capital stock transactions            2,360,217    2,862,654
--------------------------------------------------------------------------------
  Net increase in net assets                            11,638,638    6,054,767
--------------------------------------------------------------------------------

NET ASSETS:

 Beginning of year                                      28,133,628   22,078,861
--------------------------------------------------------------------------------
 End of year                                           $39,772,266  $28,133,628
================================================================================

NET ASSETS CONSIST OF:

 Capital (par value and additional paid-in)            $22,058,910  $19,698,693
--------------------------------------------------------------------------------
 Undistributed net investment income                       478,129      608,138
--------------------------------------------------------------------------------
 Undistributed net realized gain (loss) from
  investment securities, foreign currencies, futures
  and option contracts                                   1,966,978      (75,451)
--------------------------------------------------------------------------------
 Unrealized appreciation of investment securities and
  foreign currencies                                    15,268,249    7,902,248
--------------------------------------------------------------------------------
                                                       $39,772,266  $28,133,628
================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 1999

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM V.I. Global Utilities Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seventeen separate portfolios. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is to achieve a high level of current income, and as a secondary objective the Fund seeks to achieve capital appreciation, by investing primarily in the common stocks of public utility companies (either domestic or foreign).
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").

104                     AIM V.I. GLOBAL UTILITIES FUND

   Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. On December 31, 1999, undistributed net investment income was decreased by $45,533 and undistributed net realized gains increased by $45,533 as a result of differing book/tax treatment of foreign currency transactions and other reclassifications. Net assets of the Fund were unaffected by the reclassifications.
C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million.
 The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services and other administrative services to the Fund. For the year ended December 31, 1999, the Fund paid AIM $58,645 of which AIM retained $51,234 for such services.
 The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. Certain officers and directors of the Company are officers of AIM and AIM Distributors.
 During the year ended December 31, 1999, the Fund paid legal fees of $3,470 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3 - INDIRECT EXPENSES
During the year ended December 31, 1999, the Fund received reductions in custodian fees of $210 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $210 during the year ended December 31, 1999.

NOTE 4 - DIRECTORS' FEES
Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1999 was $14,873,790 and $12,930,318, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 1999 is as follows:

Aggregate unrealized appreciation of investment securities    $15,958,031
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities     (688,644)
--------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $15,269,387
==========================================================================

Cost of investments for tax purposes is $24,559,728.

                         AIM V.I. GLOBAL UTILITIES FUND                      105

NOTE 7 - CAPITAL STOCK
Changes in capital stock outstanding during the years ended December 31, 1999 and 1998 were as follows:

                               1999                  1998
                        --------------------  --------------------
                         SHARES     AMOUNT     SHARES     AMOUNT
                        --------  ----------  --------  ----------
Sold                     482,016  $8,991,351   516,028  $8,375,181
-------------------------------------------------------------------
Issued as reinvestment
 of dividends             28,722     618,958    37,858     637,159
-------------------------------------------------------------------
Reacquired              (386,649) (7,250,092) (380,439) (6,149,686)
-------------------------------------------------------------------
                         124,089  $2,360,217   173,447  $2,862,654
===================================================================

NOTE 8 - FINANCIAL HIGHLIGHTS
Shown below are the financial highlights for a share outstanding of the Fund during each of the years in the four-year period ended December 31, 1999, the eleven months ended December 31, 1995 and the period May 2, 1994 (date operations commenced) through January 31, 1995.

                                      DECEMBER 31,
                         ------------------------------------------------        JANUARY 31,
                         1999(A)      1998     1997     1996        1995            1995
                         -------     -------  -------  -------     ------        -----------
Net asset value,
 beginning of period     $ 17.36     $ 15.26  $ 12.55   $11.64      $9.69          $10.00
------------------------------------------------------------------------------------------------
Income from investment
 operations:
  Net investment income     0.32        0.35     0.32     0.40       0.29            0.27
------------------------------------------------------------------------------------------------
  Net gains (losses) on
   securities (both
   realized and
   unrealized)              5.49        2.15     2.40     0.99       1.98           (0.33)
------------------------------------------------------------------------------------------------
    Total from investment
     operations             5.81        2.50     2.72     1.39       2.27           (0.06)
------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net
   investment income       (0.37)      (0.28)      --    (0.41)     (0.31)          (0.25)
------------------------------------------------------------------------------------------------
  Distributions from net
   realized gains             --       (0.12)   (0.01)   (0.07)     (0.01)             --
------------------------------------------------------------------------------------------------
    Total distributions    (0.37)      (0.40)   (0.01)   (0.48)     (0.32)          (0.25)
------------------------------------------------------------------------------------------------
Net asset value, end of
 period                  $ 22.80     $ 17.36  $ 15.26   $12.55     $11.64          $ 9.69
================================================================================================
Total return(b)            33.56%      16.49%   21.63%   12.07%     23.73%          (0.56)%
================================================================================================
Ratios/supplemental
 data:
Net assets, end of
 period (000s omitted)   $39,772     $28,134  $22,079  $13,576     $8,394          $2,958
================================================================================================
Ratio of expenses to
 average net assets         1.14%(c)    1.11%    1.28%    1.40%(d)   1.47%(d)(e)     1.31%(e)(f)
================================================================================================
Ratio of net investment
 income to average net
 assets                     1.72%(c)    2.46%    2.81%    3.56%(d)   3.76%(d)(e)     4.39%(e)(f)
================================================================================================
Portfolio turnover rate       45%         32%      28%      47%        58%             69%
================================================================================================

(a) Calculated using average shares outstanding.
(b) Totals returns are not annualized for periods less than one year.
(c) Ratios are based on average net assets of $31,098,057.
(d) After fee waivers and/or expense reimbursements. Ratios of expenses and net investment income to average net assets prior to fee waivers and/or expense reimbursements were 1.55% and 3.42% for 1996 and 2.44% (annualized) and 2.79% (annualized) for 1995.
(e) Annualized.
(f) After fee waivers and/or expense reimbursements. Ratios of expenses and net investment income to average net assets prior to fee waivers and/or expense reimbursements were 2.80% (annualized) and 2.90% (annualized), respectively.

106                     AIM V.I. GLOBAL UTILITIES FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors
AIM Variable Insurance Funds, Inc.

We have audited the accompanying statement of assets and liabilities of AIM V.I. Global Utilities Fund, a series of shares of common stock of AIM Variable Insurance Funds, Inc. including the schedule of investments as of December 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, the eleven month period ended December 31, 1995, and the period May 2, 1994 (commencement of operations) through January 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Global Utilities Fund, as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, the eleven month period ended December 31, 1995, and the period May 2, 1994 (commencement of operations) through January 31, 1995 in conformity with generally accepted accounting principles.

                          TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2000
                         AIM V.I. GLOBAL UTILITIES FUND                      107

DIRECTORS, OFFICERS,      BOARD OF DIRECTORS                      OFFICERS                   OFFICE OF THE FUND
AND OTHER SERVICE
PROVIDERS OF AIM          Charles T. Bauer                        Charles T. Bauer           11 Greenway Plaza
VARIABLE INSURANCE        Chairman                                Chairman                   Suite 100
FUNDS, INC.               A I M Management Group Inc.                                        Houston, TX 77046
                                                                  Robert H. Graham           (800) 347-1919
                          Bruce L. Crockett                       President
                          Director                                                           INVESTMENT ADVISOR
                          ACE Limited;                            Carol F. Relihan
                          Formerly Director, President, and       Senior Vice President      A I M Advisors, Inc.
                          Chief Executive Officer                 and Secretary              11 Greenway Plaza
                          COMSAT Corporation                                                 Suite 100
                                                                  Gary T. Crum               Houston, TX 77046
                          Owen Daly II                            Senior Vice President
                          Director                                                           TRANSFER AGENT AND CUSTODIAN
                          Cortland Trust Inc.                     Dana R. Sutton
                                                                  Vice President and         State Street Bank and Trust Company
                          Edward K. Dunn Jr.                      Treasurer                  225 Franklin Street
                          Chairman, Mercantile Mortgage Corp.;                               Boston, MA 02110
                          Formerly Vice Chairman, President       Robert G. Alley
                          and Chief Operating Officer,            Vice President             COUNSEL TO THE FUNDS
                          Mercantile-Safe Deposit & Trust Co.;
                          and President, Mercantile Bankshares    Stuart W. Coco             Freedman, Levy, Kroll &
                                                                  Vice President             Simonds
                          Jack Fields                                                        1050 Conn. Avenue, N.W.
                          Chief Executive Officer                 Melville B. Cox            Washington, D.C. 20036
                          Texana Global Inc.;                     Vice President
                          Formerly, Member of the                                            COUNSEL TO THE DIRECTORS
                          U.S. House of Representatives           Karen Dunn Kelley
                                                                  Vice President             Kramer, Levin, Naftalis & Frankel LLP
                          Carl Frischling                                                    919 Third Avenue
                          Partner                                 Edgar M. Larsen            New York, NY 10022
                          Kramer, Levin, Naftalis & Frankel LLP   Vice President
                                                                                             DISTRIBUTOR
                          Robert H. Graham                        Mary J. Benson
                          President and Chief Executive Officer   Assistant Vice President   A I M Distributors, Inc.
                          A I M Management Group Inc.             and Assistant Treasurer    11 Greenway Plaza
                                                                                             Suite 100
                          Prema Mathai-Davis                      Sheri Morris               Houston, TX 77046
                          Chief Executive Officer, YWCA of the    Assistant Vice President
                          U.S.A.                                  and Assistant Treasurer    INDEPENDENT AUDITORS

                          Lewis F. Pennock                        Renee A. Friedli           Tait, Weller & Baker
                          Attorney                                Assistant Secretary        8 Penn Center Plaza
                                                                                             Suite 800
                          Louis S. Sklar                          P. Michelle Grace          Philadelphia, PA 19103
                          Executive Vice President                Assistant Secretary
                          Hines Interests
                          Limited Partnership                     Nancy L. Martin
                                                                  Assistant Secretary

                                                                  Ofelia M. Mayo
                                                                  Assistant Secretary

                                                                  Lisa A. Moss
                                                                  Assistant Secretary

                                                                  Kathleen J. Pflueger
                                                                  Assistant Secretary

                                                                  Samuel D. Sirko
                                                                  Assistant Secretary

                                                                  Stephen I. Winer
                                                                  Assistant Secretary


REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)
AIM V.I. Global Utilities Fund paid ordinary dividends in the amount of $0.3652 per share to shareholders during its tax year ended December 31, 1999.
Of these amounts 0.36% is eligible for the dividends received deduction for corporations.

108                     AIM V.I. GLOBAL UTILITIES FUND

The Managers' Overview

FUND CONTINUES TO PROVIDE INCOME IN
UNFAVORABLE BOND MARKET
A roundtable discussion with the fund management team for AIM V.I. Government Securities Fund about the fiscal year ended December 31, 1999.

Q. IT WAS A DIFFICULT YEAR FOR THE          Russia's debt default that August, and         Board (the Fed) lowered the federal
FIXED-INCOME MARKET. HOW DID                continued growing through 1999. With           funds rate three times. When the global
THE FUND PERFORM DURING 1999?               unemployment at its lowest since 1975,         crisis eased in early 1999, the Fed
A. Strong economic growth and resulting     wages rose, consumers had more money           began to refocus on domestic issues: the
inflationary concerns created a difficult   to spend and consumer prices rose. The         strength of the U.S. economy, low unem-
environment for intermediate-term debt      red-hot economy sparked concerns that          ployment and inflationary pressures.
securities. For the fiscal year ended       inflation, which undermines fixed-income       To cool the economy, the Fed raised
December 31, 1999, the fund's total         returns, would rise. Bond prices tumbled       interest rates three times during 1999,
annual return was -1.32%. The bench-        and yields, which move in the opposite         by 25 basis points (0.25%) each time.
mark Lehman Intermediate Government         direction of price, climbed during the         The Fed's tightening policy had a
Bond Index returned 0.49% for the           year. The yield of the benchmark 30-year       negativeimpact on the bond market. It
same period.                                Treasury bond increased to 6.48% by            seems increasingly likely that the Fed
                                            the end of December, up from 5.09% at          will raise the federal funds rate again
Q. WHAT MAJOR FACTORS INFLUENCED            the beginning of the year. These factors       at its next meeting in February 2000.
THE FIXED-INCOME ENVIRONMENT                combined to create the worst bond mar-         (The Fed did raise the federal funds
IN 1999?                                    ket since 1994 and the second worst            rate by 25 basis points at that meeting.)
A. Major factors influencing the econo-     since 1973.
my in general, and the fixed-income mark-                                                  Q. WHAT IS THE FUND'S STRATEGY
et in particular, were the strength of the  Q. HOW DID THE FEDERAL FUNDS                   AND DO YOU ADJUST IT IN UNCERTAIN
U.S. economy, low unemployment and          RATE INCREASE AFFECT THE FIXED-                BOND MARKETS?
inflation concerns. Let's look at each      INCOME MARKET?                                 A. The fund is managed for relative
more closely.                                   A. In an effort to increase liquidity and  share-price stability, without
  The global economy grew in the third      ease investor anxiety during 1998's over-      sacrificing a competitive level of
and fourth quarters of 1998, despite        seas economic crisis, the Federal Reserve      monthly income. The fund's disciplined
                                                                                           strategy remains the same in all market
PORTFOLIO COMPOSITION                                                                      conditions. The fund's portfolio
                                                                                           managers combine cash equivalents,
As of 12/31/99, based on total investments                                                 Treasuries, government-agency debentures
                                                                                           and mortgage-back securities to try to
[PIE CHART]                                                                                provide the yield of a 30-year Treasury
           U.S                                                                             bond with the relative low price
         Treasury       U.S. Agency        Cash                                            volatility of a five-year Treasury note.
Other   Obligations     Obligations     Equivalents                                        To achieve this objective mix of
 1%        18%              61%            20%                                             portfolio holdings may be adjusted
                                                                                           periodically, as it was in 1999. The
The fund's portfolio composition is subject to change, and there is no                     percentages of U.S. Treasury securities,
assurance that the fund will continue to hold any particular security.                     U.S. agency securities and cash
                                                                                           equivalents were increased from their
                                                                                           1998 allocations, while mortgage-backed
                                                                                           securities were reduced. The fund
                                                                                           generally relies on mortgage-backed
                                                                                           securities, whose prices have histo-
                                                                                           rically been less

                       AIM V.I. GOVERNMENT SECURITIES FUND                   109



         _________________________

    OUR PRIMARY OBJECTIVE IS TO PRODUCE                           [GRAPH APPEARS HERE]
                                                 RESULTS OF A $10,000 INVESTMENT
  COMPETITIVE RETURNS FOR OUR INVESTORS          -------------------------------
                                                 5/5/93-12/31/99
            WHILE MAINTAINING
                                                 AVERAGE ANNUAL TOTAL RETURNS
          SHARE-PRICE STABILITY                  As of 12/31/99
                                                 Inception (5/5/93)       4.67%
         _________________________               5 Years                  6.33
                                                 1 Year                  -1.32

volatile, to provide fund price stability.                                                     LEHMAN
While the prices of most debt securities                                       AIM V.I.      INTERMEDIATE
fall with rising interest rates, those of                                     GOVERNMENT      GOVERNMENT
mortgage-backed securities generally do                                       SECURITIES        BOND
not fall as much as those of Treasuries.               (In thousands)           FUNDS          INDEX
However, as demand for the safety of gov-                                     ---------------------------
ernment securities dwindled in favor of                    5/5/93               10,000         10,000
higher-yielding, lower-rated debt securi-                  12/93                10,355         10,346
ties during the year, mortgage-backed                      12/94                 9,969         10,165
securities were, at times, as volatile as                  12/95                11,520         11,632
Treasuries. Therefore, the percentage of                   12/96                11,784         12,104
mortgage-backed securities was reduced                     12/97                12,745         13,039
from 68% at the beginning of the year to                   12/98                13,730         14,143
39% at year's end. The sales proceeds                      12/99                13,550         14,213
thereof were invested in short-maturity
Treasury and government-agency notes.            ------------------------
                                                 SOURCE: LIPPER, INC.
Q. WHAT IS YOUR OUTLOOK FOR THE                  Past performance cannot guarantee comparable future results.
NEAR TERM?
A. The key issue currently under debate          MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF
is whether inflation looms ahead. Despite        AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL
an economic expansion that entered a             PERFORMANCE SHOWN.
record-breaking ninth year after the
close of the fiscal year, the technological      The performance figures shown here, which represent AIM V.I. Government
revolution is helping maintain a healthy         Securities Fund, are not intended to reflect actual annuity values, and they
economic balance by boosting producti-           do not reflect charges at the separate-account level which (if applied) would
vity, thereby keeping inflation under con-       lower them. AIM V.I. Government Securities Fund's performance figures are
trol. However, economic analysts expect          historical, and they reflect changes in net asset value and the reinvestment
the Fed to continue raising the federal          of distributions. The fund's investment return and principal value will
funds rate, perhaps through the first half       fluctuate, so an investor's shares, when redeemed, may be worth more or less
of 2000, until the U.S. economy shows            than their original cost.
signs of slowing.                                   The unmanaged Lehman Intermediate Government Bond Index, which is
    What does this mean for the bond             generally considered representative of intermediate-term U.S. Treasury and
market? Most analysts anticipate a               U.S. government agency securities, is compiled by Lehman Brothers, a well-known global investment bank. Data for the index is for the period
                                                 4/30/93 - 12/31/99.
                                                    Government securities (such as U.S. Treasury bills, notes and bonds)
                                                 offer a high degree of safety, and they guarantee the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value will vary with market conditions.
                                                    An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends.
                                                 __________________________________________________________________________________

                                                 rebound in the second half of 2000.        falling prices. Moreover, lower prices
                                                 In most cases in recent history, the bond  afford attractive bond purchase and fund
                                                 market has bounced back the year after     investment opportunities. Therefore,
                                                 a decline.                                 we are optimistic about the fund's
                                                   Lower bond prices will reduce the        performance in 2000.
                                                 value of the bonds currently in the fund's
                                                 portfolio, but the relatively high dividend
                                                 paid to shareholders will help offset


110                      AIM V.I. GOVERNMENT SECURITIES FUND

SCHEDULE OF INVESTMENTS

December 31, 1999

                                                      PRINCIPAL    MARKET
                                                        AMOUNT      VALUE
CORPORATE BONDS & NOTES - 0.87%

CONSUMER FINANCE - 0.87%

Asia Development Bank, Deb., 8.00%, 04/30/01          $  200,000 $   203,226
----------------------------------------------------------------------------
Financial Assistance Corp., Bonds, 9.38%, 07/21/03        75,000      80,940
----------------------------------------------------------------------------
International Bank for Reconstruction & Development,
 Unsub. Unsec. Notes, 5.25%, 09/16/03                    350,000     332,118
----------------------------------------------------------------------------
  Total Corporate Bonds & Notes
   (Cost $614,432)                                                   616,284
----------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY SECURITIES - 64.35%

FEDERAL FARM CREDIT BANK - 2.92%

Medium term notes

 5.96%, 07/14/03                                         200,000     194,390
----------------------------------------------------------------------------
 5.80%, 06/17/05                                       1,000,000     949,770
----------------------------------------------------------------------------
 6.22%, 06/17/08                                       1,000,000     925,250
----------------------------------------------------------------------------
                                                                   2,069,410
----------------------------------------------------------------------------

FEDERAL HOME LOAN BANK - 3.07%

Debentures

 6.00%, 06/27/00                                         250,000     250,023
----------------------------------------------------------------------------
 5.97%, 12/11/00                                       1,000,000     996,480
----------------------------------------------------------------------------
 7.31%, 07/06/01                                         500,000     505,990
----------------------------------------------------------------------------
 8.17%, 12/16/04                                         400,000     420,812
----------------------------------------------------------------------------
                                                                   2,173,305
----------------------------------------------------------------------------

FEDERAL HOME LOAN MORTGAGE CORP. ("FHLMC") - 14.29%

Debentures

 5.75%, 07/15/03                                       1,150,000   1,112,349
----------------------------------------------------------------------------
 6.45%, 04/29/09                                       1,000,000     936,050
----------------------------------------------------------------------------
Pass through certificates
 6.00%, 11/01/08 to 09/01/13                           1,040,446     995,181
----------------------------------------------------------------------------
 6.50%, 12/01/08 to 08/01/28                           4,038,585   3,844,835
----------------------------------------------------------------------------
 7.00%, 11/01/10 to 01/01/26                             964,654     953,281
----------------------------------------------------------------------------
 10.50%, 08/01/19                                        109,957     119,990
----------------------------------------------------------------------------
 8.50%, 09/01/20 to 12/01/26                           2,075,591   2,149,257
----------------------------------------------------------------------------
                                                                  10,110,943
----------------------------------------------------------------------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA") - 27.24%

Debentures

 8.25%, 12/18/00                                         500,000     508,640
----------------------------------------------------------------------------
 6.38%, 01/16/02                                       1,470,000   1,464,355
----------------------------------------------------------------------------
 7.50%, 02/11/02                                       1,350,000   1,373,153
----------------------------------------------------------------------------
 7.55%, 04/22/02                                         400,000     407,852
----------------------------------------------------------------------------
 6.80%, 01/10/03                                       1,605,000   1,606,011
----------------------------------------------------------------------------
 8.50%, 02/01/05                                         500,000     500,985
----------------------------------------------------------------------------
 5.75%, 06/15/05                                         500,000     474,545
----------------------------------------------------------------------------

                                                     PRINCIPAL    MARKET
                                                       AMOUNT      VALUE
FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA") -
  CONTINUED

Medium term notes

 6.40%, 05/02/01                                      1,225,000 $ 1,223,947
---------------------------------------------------------------------------
 6.69%, 08/07/01                                        500,000     501,650
---------------------------------------------------------------------------
 7.38%, 03/28/05                                        300,000     305,859
---------------------------------------------------------------------------
Pass through certificates

 7.00%, 03/01/04 to 01/01/28                          3,697,688   3,633,075
---------------------------------------------------------------------------
 6.00%, 12/01/08 to 12/01/13                          2,886,622   2,745,710
---------------------------------------------------------------------------
 7.50%, 11/01/09 to 07/01/27                          1,624,063   1,626,020
---------------------------------------------------------------------------
 6.50%, 10/01/10 to 09/01/27                          1,489,904   1,441,551
---------------------------------------------------------------------------
 8.50%, 09/01/24 to 02/01/25                            981,400   1,008,697
---------------------------------------------------------------------------
STRIPS(a)
 7.37%, 10/09/19                                      1,800,000     452,682
---------------------------------------------------------------------------
                                                                 19,274,732
---------------------------------------------------------------------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ("GNMA") - 12.40%

Pass through certificates

 9.50%, 08/15/03 to 09/15/16                             47,041      50,461
---------------------------------------------------------------------------
 7.50%, 03/15/08 to 08/15/28                          1,992,785   1,976,283
---------------------------------------------------------------------------
 9.00%, 09/15/08 to 10/15/16                             93,366      98,436
---------------------------------------------------------------------------
 11.00%, 10/15/15                                        25,601      28,241
---------------------------------------------------------------------------
 10.50%, 09/15/17 to 11/15/19                            21,617      23,637
---------------------------------------------------------------------------
 10.00%, 06/15/19                                       628,842     683,080
---------------------------------------------------------------------------
 6.50%, 12/15/23                                        370,911     351,783
---------------------------------------------------------------------------
 8.00%, 07/15/24 to 07/15/26                          2,400,291   2,436,443
---------------------------------------------------------------------------
 7.00%, 04/15/28 to 06/15/28                          3,227,603   3,126,740
---------------------------------------------------------------------------
                                                                  8,775,104
---------------------------------------------------------------------------

PRIVATE EXPORT FUNDING COMPANY - 0.43%

Debentures

 7.30%, 01/31/02                                        300,000     303,444
---------------------------------------------------------------------------

STUDENT LOAN MARKETING ASSOCIATION - 0.71%

Debentures

 6.50%, 08/01/02                                        150,000     149,426
---------------------------------------------------------------------------
Medium term notes
 7.50%, 03/08/00                                        350,000     351,036
---------------------------------------------------------------------------
                                                                    500,462
---------------------------------------------------------------------------

TENNESSEE VALLEY AUTHORITY - 3.29%

Debentures

 6.38%, 06/15/05                                      2,400,000   2,325,696
---------------------------------------------------------------------------
Total U.S. Government Agency Securities
 (Cost $46,820,120)                                              45,533,096
---------------------------------------------------------------------------

                      AIM V.I. GOVERNMENT SECURITIES FUND                    111

                                         PRINCIPAL    MARKET
                                           AMOUNT      VALUE

U.S. TREASURY SECURITIES - 18.64%

U.S. TREASURY BONDS - 5.86%

9.25%, 02/15/16                            550,000 $   678,766
----------------------------------------------------------------
7.63%, 02/15/25                            550,000     609,306
----------------------------------------------------------------
6.88%, 08/15/25                            500,000     508,975
----------------------------------------------------------------
6.13%, 11/15/27                          1,500,000   1,395,345
----------------------------------------------------------------
6.13%, 08/15/29(b)                       1,000,000     953,590
----------------------------------------------------------------
                                                     4,145,982
----------------------------------------------------------------

U.S. TREASURY NOTES - 11.59%

6.13%, 12/31/01                            500,000     499,025
----------------------------------------------------------------
6.00%, 07/31/02                            300,000     298,329
----------------------------------------------------------------
5.25%, 08/15/03                          3,500,000   3,375,470
----------------------------------------------------------------
6.00%, 08/15/04(b)                       3,000,000   2,954,340
----------------------------------------------------------------
5.50%, 02/15/08                          1,000,000     936,380
----------------------------------------------------------------
5.63%, 05/15/08                            150,000     141,118
----------------------------------------------------------------
                                                     8,204,662
----------------------------------------------------------------

U.S. TREASURY STRIPS - 1.19 %(A)

5.38%, 05/15/06                            750,000     494,288
----------------------------------------------------------------
6.80%, 11/15/18                          1,250,000     347,163
----------------------------------------------------------------
                                                       841,451
----------------------------------------------------------------
  Total U.S. Treasury Securities
   (Cost $14,038,612)                               13,192,095
----------------------------------------------------------------
                                           SHARES

MONEY MARKET FUNDS - 21.04%
STIT Government & Agency Portfolio
 (Cost $14,883,691)(c)                  14,883,691  14,883,691
----------------------------------------------------------------
TOTAL INVESTMENTS - 104.90%
 (Cost $76,356,855)                                  74,225,166
----------------------------------------------------------------
LIABILITIES LESS OTHER ASSETS - (4.90%)              (3,463,944)
----------------------------------------------------------------
NET ASSETS - 100.00%                                $70,761,222
----------------------------------------------------------------

Investment Abbreviations:

Deb.   - Debentures
STRIPS - Separately Traded Registered Interest and Principal Security Unsec. - Unsecured
Unsub. - Unsubordinated

See Notes to Financial Statements.

NOTES TO SCHEDULE OF INVESTMENTS:

(a) STRIPS are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(b) The principal amount has been deposited in escrow with custodian as collateral for reverse repurchase agreements outstanding at 12/31/99. See
    Note 4.
(c) The money market fund has the same investment advisor as the Fund.

112                   AIM V.I. GOVERNMENT SECURITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

ASSETS:

Investments, at market value (cost $76,356,855)           $74,225,166
---------------------------------------------------------------------
Receivables for:
 Capital stock sold                                           155,441
---------------------------------------------------------------------
 Interest                                                     787,843
---------------------------------------------------------------------
 Paydowns                                                       3,579
---------------------------------------------------------------------
Investment for deferred compensation plan                      28,170
---------------------------------------------------------------------
Other assets                                                      694
---------------------------------------------------------------------
  Total assets                                             75,200,893
---------------------------------------------------------------------

LIABILITIES:

Payables for:
 Reverse repurchase agreement                               4,036,250
---------------------------------------------------------------------
 Capital stock reacquired                                     286,100
---------------------------------------------------------------------
 Deferred compensation plan                                    28,170
---------------------------------------------------------------------
Accrued advisory fees                                          29,695
---------------------------------------------------------------------
Accrued administrative services fees                           30,776
---------------------------------------------------------------------
Accrued operating expenses                                     28,680
---------------------------------------------------------------------
  Total liabilities                                         4,439,671
---------------------------------------------------------------------
Net assets applicable to shares outstanding               $70,761,222
=====================================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

 Authorized                                               250,000,000
---------------------------------------------------------------------
 Outstanding                                                6,659,813
=====================================================================
Net asset value, offering and redemption price per share  $     10.63
=====================================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 1999

INVESTMENT INCOME:

Interest                                                         $ 4,021,531
-----------------------------------------------------------------------------
Dividends                                                            172,285
-----------------------------------------------------------------------------
  Total investment income                                          4,193,816
-----------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                        315,598
-----------------------------------------------------------------------------
Administrative services fees                                          98,225
-----------------------------------------------------------------------------
Custodian fees                                                        25,266
-----------------------------------------------------------------------------
Directors' fees                                                        7,693
-----------------------------------------------------------------------------
Interest expense                                                      61,797
-----------------------------------------------------------------------------
Other                                                                 56,941
-----------------------------------------------------------------------------
  Total expenses                                                     565,520
-----------------------------------------------------------------------------
Net investment income                                              3,628,296
-----------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES:

Net realized gain (loss) from investment securities               (1,304,878)
-----------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of
 investment securities                                            (3,043,863)
-----------------------------------------------------------------------------
Net gain (loss) on investment securities                          (4,348,741)
-----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations  $  (720,445)
=============================================================================

See Notes to Financial Statements.

                      AIM V.I. GOVERNMENT SECURITIES FUND                    113

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1999 and 1998

                                                        1999         1998
                                                     -----------  -----------
OPERATIONS:

Net investment income                                $ 3,628,296  $ 2,530,613
------------------------------------------------------------------------------
Net realized gain (loss) from investment securities   (1,304,878)     241,993
------------------------------------------------------------------------------
Change in net unrealized appreciation
 (depreciation) of investment securities              (3,043,863)     445,919
------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting
     from operations                                    (720,445)   3,218,525
------------------------------------------------------------------------------
Dividends to shareholders from net investment
 income                                               (2,511,433)  (1,611,964)
------------------------------------------------------------------------------
Net increase from capital stock transactions          15,808,419   22,778,324
------------------------------------------------------------------------------
    Net increase in net assets                        12,576,541   24,384,885
------------------------------------------------------------------------------

NET ASSETS:

 Beginning of year                                    58,184,681   33,799,796
------------------------------------------------------------------------------
 End of year                                         $70,761,222  $58,184,681
==============================================================================

NET ASSETS CONSIST OF:

 Capital (par value and additional paid-in)          $70,864,760  $54,757,995
------------------------------------------------------------------------------
 Undistributed net investment income                   3,602,402    2,488,745
------------------------------------------------------------------------------
 Undistributed net realized gain (loss) from
  investment securities                               (1,574,251)    (245,110)
------------------------------------------------------------------------------
 Unrealized appreciation (depreciation) of
  investment securities                               (2,131,689)   1,183,051
------------------------------------------------------------------------------
                                                     $70,761,222  $58,184,681
==============================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 1999

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM V.I. Government Securities Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended
(the "1940 Act"), as an open-end series management investment company consisting of seventeen separate portfolios. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal by investing in debt securities issued, guaranteed or otherwise backed by the United States Government.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
    Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of

114                   AIM V.I. GOVERNMENT SECURITIES FUND
   the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. The Fund may engage in dollar roll transactions with respect to mortgage backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold.
    Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.
    Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. On December 31, 1999, undistributed net investment income was decreased by $3,206, undistributed net realized gains decreased by $24,263 and paid-in capital increased by $27,469 as a result of differing book/tax treatment of paydown gains (losses) and other reclassifications. Net assets of the Fund were unaffected by the reclassifications.
C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $1,524,195 as of December 31, 1999 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, in the year 2007.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.50% on the first $200 million of the Fund's average daily net assets, plus 0.45% of the Fund's average daily net assets in excess of $250 million.
 The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services and other administrative services to the Fund. For the year ended December 31, 1999, the Fund paid AIM $98,225 of which AIM retained $44,501 for such services.
 The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. Certain officers and directors of the Company are officers of AIM and AIM Distributors.
 During the year ended December 31, 1999, the Fund paid legal fees of $3,666 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3 - DIRECTORS' FEES
Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4 - BORROWINGS
Reverse repurchase agreements involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agree-upon price and date. Proceeds from reverse repurchase agreements are treated as borrowings. The Fund will use the proceeds of a reverse repurchase agreement (which are considered to be borrowings under the 1940 Act) to purchase other permitted securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of proceeds of the transaction is greater than the interest expense of the transaction. The agreements are collateralized by the underlying securities and are carried at the amount at which the securities will subsequently be repurchased as specified in the agreements. The maximum amount outstanding during the year ended December 31, 1999 was $4,078,750, while borrowings averaged $1,626,949 per day with a weighted average interest rate of 3.77%.
 The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among the funds based on their respective average net assets for the period.

                      AIM V.I. GOVERNMENT SECURITIES FUND                   115

NOTE 5 - INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1999 was $25,069,118 and $22,447,811, respectively.

The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 1999 is as follows:

Aggregate unrealized appreciation of investment securities    $    39,243
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (2,207,183)
--------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investment
 securities                                                   $(2,167,940)
==========================================================================

Cost of investments for tax purposes is $76,393,106.

NOTE 6 - CAPITAL STOCK
Changes in capital stock outstanding during the years ended December 31, 1999 and 1998 were as follows:

                                    1999                      1998
                           ------------------------  ------------------------
                             SHARES       AMOUNT       SHARES       AMOUNT
                           ----------  ------------  ----------  ------------
Sold                        3,277,124  $ 36,037,021   3,062,093  $ 34,224,621
------------------------------------------------------------------------------
Issued as reinvestment of
 dividends                    235,153     2,511,433     144,183     1,611,964
------------------------------------------------------------------------------
Issued in connection with
 acquisitions*                465,003     5,110,012          --            --
------------------------------------------------------------------------------
Reacquired                 (2,523,037)  (27,850,047) (1,168,506)  (13,058,261)
------------------------------------------------------------------------------
                            1,454,243  $ 15,808,419   2,037,770  $ 22,778,324
==============================================================================

* As of the close of business on October 15, 1999, the Fund acquired all the net assets GT Global Variable U.S. Government Income Fund (Variable Government Income Fund) pursuant to a plan of reorganization approved by Variable U.S. Government Income Fund's shareholders on August 25, 1999. The acquisition was accomplished by a tax-free exchange of 465,003 shares of the Fund for 482,118 shares of Variable U.S. Government Income Fund outstanding as of the close of business on October 15, 1999. Variable U.S. Government Income Fund's net assets at that date were $5,110,012, including ($270,877) of unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $65,275,738.

NOTE 7 - FINANCIAL HIGHLIGHTS
Shown below are the financial highlights for a share outstanding of the Fund during each of the years in the four-year period ended December 31, 1999, the eleven months ended December 31, 1995 and the year ended January 31, 1995.

                                        DECEMBER 31,
                           ----------------------------------------------     JANUARY 31,
                           1999(A)     1998(A)   1997     1996     1995          1995
                           -------     -------  -------  -------  -------     -----------
Net asset value,
 beginning of period       $ 11.18     $ 10.67  $  9.87  $ 10.17  $  9.39       $ 10.24
-------------------------------------------------------------------------------------------
Income from investment
 operations:
  Net investment income       0.63        0.63     0.59     0.58     0.54          0.53
-------------------------------------------------------------------------------------------
  Net gains (losses) on
   securities (both
   realized and
   unrealized)               (0.78)       0.20     0.22    (0.35)    0.74         (0.88)
-------------------------------------------------------------------------------------------
    Total from investment
     operations              (0.15)       0.83     0.81     0.23     1.28         (0.35)
-------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net
   investment income         (0.40)      (0.32)   (0.01)   (0.53)   (0.50)        (0.50)
-------------------------------------------------------------------------------------------
Net asset value, end of
 period                    $ 10.63     $ 11.18  $ 10.67  $  9.87  $ 10.17       $  9.39
===========================================================================================
Total return(b)              (1.32)%      7.73%    8.16%    2.29%   13.84%        (3.42)%
===========================================================================================
Ratios/supplemental data:
Net assets, end of period
 (000s omitted)            $70,761     $58,185  $33,800  $24,527  $19,545       $12,887
===========================================================================================
Ratio of expenses to
 average net assets
 including interest
 expense                      0.90%(c)    0.76%    0.87%    0.91%    1.19%(d)      0.95%(e)
===========================================================================================
Ratio of expenses to
 average net assets
 excluding interest
 expense                      0.80%(c)    0.76%    0.87%    0.91%    1.19%(d)      0.95%(e)
===========================================================================================
Ratio of net investment
 income to average net
 assets                       5.75%(c)    5.70%    5.85%    5.80%    5.78%(d)      5.51%(f)
===========================================================================================
Ratio of interest expense
 to average net assets        0.10%(c)      --       --       --       --            --
===========================================================================================
Portfolio turnover rate         41%         78%      66%      32%      41%           29%
===========================================================================================

(a) Calculated using average shares outstanding.
(b) Total returns are not annualized for periods less than one year.
(c) Ratios are based on average net assets of $63,119,520.
(d) Annualized.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.10% for January 1995.
(f) After fee waivers and/or expense reimbursements. Ratio of net investment income to average net assets prior to fee waivers and/or expense reimbursements was 5.35% for January 1995.

116                   AIM V.I. GOVERNMENT SECURITIES FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors
AIM Variable Insurance Funds, Inc.

We have audited the accompanying statement of assets and liabilities of AIM V.I. Government Securities Fund, a series of shares of common stock of AIM Variable Insurance Funds, Inc. including the schedule of investments as of December 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, the eleven month period ended December 31, 1995 and the year ended January 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Government Securities Fund, as of December 31, 1999, the results of its operations for the year ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, the eleven month period ended December 31, 1995 and the year ended January 31, 1995 in conformity with generally accepted accounting principles.

                          TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2000

                      AIM V.I. GOVERNMENT SECURITIES FUND

DIRECTORS, OFFICERS,      BOARD OF DIRECTORS                      OFFICERS                   OFFICE OF THE FUND
AND OTHER SERVICE
PROVIDERS OF AIM          Charles T. Bauer                        Charles T. Bauer           11 Greenway Plaza
VARIABLE INSURANCE        Chairman                                Chairman                   Suite 100
FUNDS, INC.               A I M Management Group Inc.                                        Houston, TX 77046
                                                                  Robert H. Graham           (800) 347-1919
                          Bruce L. Crockett                       President
                          Director                                                           INVESTMENT ADVISOR
                          ACE Limited;                            Carol F. Relihan
                          Formerly Director, President, and       Senior Vice President      A I M Advisors, Inc.
                          Chief Executive Officer                 and Secretary              11 Greenway Plaza
                          COMSAT Corporation                                                 Suite 100
                                                                  Gary T. Crum               Houston, TX 77046
                          Owen Daly II                            Senior Vice President
                          Director                                                           TRANSFER AGENT AND CUSTODIAN
                          Cortland Trust Inc.                     Dana R. Sutton
                                                                  Vice President and         State Street Bank and Trust Company
                          Edward K. Dunn Jr.                      Treasurer                  225 Franklin Street
                          Chairman, Mercantile Mortgage Corp.;                               Boston, MA 02110
                          Formerly Vice Chairman, President       Robert G. Alley
                          and Chief Operating Officer,            Vice President             COUNSEL TO THE FUNDS
                          Mercantile-Safe Deposit & Trust Co.;
                          and President, Mercantile Bankshares    Stuart W. Coco             Freedman, Levy, Kroll &
                                                                  Vice President             Simonds
                          Jack Fields                                                        1050 Conn. Avenue, N.W.
                          Chief Executive Officer                 Melville B. Cox            Washington, D.C. 20036
                          Texana Global Inc.;                     Vice President
                          Formerly, Member of the                                            COUNSEL TO THE DIRECTORS
                          U.S. House of Representatives           Karen Dunn Kelley
                                                                  Vice President             Kramer, Levin, Naftalis & Frankel LLP
                          Carl Frischling                                                    919 Third Avenue
                          Partner                                 Edgar M. Larsen            New York, NY 10022
                          Kramer, Levin, Naftalis & Frankel LLP   Vice President
                                                                                             DISTRIBUTOR
                          Robert H. Graham                        Mary J. Benson
                          President and Chief Executive Officer   Assistant Vice President   A I M Distributors, Inc.
                          A I M Management Group Inc.             and Assistant Treasurer    11 Greenway Plaza
                                                                                             Suite 100
                          Prema Mathai-Davis                      Sheri Morris               Houston, TX 77046
                          Chief Executive Officer, YWCA of the    Assistant Vice President
                          U.S.A.                                  and Assistant Treasurer    INDEPENDENT AUDITORS

                          Lewis F. Pennock                        Renee A. Friedli           Tait, Weller & Baker
                          Attorney                                Assistant Secretary        8 Penn Center Plaza
                                                                                             Suite 800
                          Louis S. Sklar                          P. Michelle Grace          Philadelphia, PA 19103
                          Executive Vice President                Assistant Secretary
                          Hines Interests
                          Limited Partnership                     Nancy L. Martin
                                                                  Assistant Secretary

                                                                  Ofelia M. Mayo
                                                                  Assistant Secretary

                                                                  Lisa A. Moss
                                                                  Assistant Secretary

                                                                  Kathleen J. Pflueger
                                                                  Assistant Secretary

                                                                  Samuel D. Sirko
                                                                  Assistant Secretary

                                                                  Stephen I. Winer
                                                                  Assistant Secretary

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)
AIM V.I. Government Securities Fund paid ordinary dividends in the amount of $0.4047 per share to shareholders during its tax year ended December 31, 1999.
Of these amounts, 0.00% is eligible for the dividends received deduction for corporations.

REQUIRED STATE INCOME TAX INFORMATION
Of the total ordinary dividends paid, 95.89% was derived from U.S. Treasury obligations.

118                   AIM V.I. GOVERNMENT SECURITIES FUND

The Managers' Overview

AIM V.I. GROWTH FUND BEATS INDEX, BOOSTED BY TECHNOLOGY HOLDINGS
A roundtable discussion with the fund management team for AIM V.I. Growth Fund about the fiscal year ended December 31, 1999.

Q. HOW DID THE FUND PERFORM?               Jones Industrial Average revised its mem-  integral parts of the structure of the
A. Benefiting from the technology          bership to include Microsoft, Intel, SBC   Internet. These companies are seeing
sector's continued strength, AIM V.I.      Communications and Home Depot. The         steady growth in their revenues and
Growth Fund posted impressive gains        move signaled the markets' transition to   earnings, and their success greatly
for the fiscal year ended December 31,     the "new economy," dominated by tech-      contributed to the fund's excellent returns
1999. Total return was 35.24%. The fund    nology, telecommunications and ware-       during the fiscal year. As of December 31,
handily outpaced the S&P 500 and the       house retailers. As of December 31,        technology holdings accounted for
Russell 1000 Index, which returned         1999, the fund had holdings in Microsoft,  approximately 45% of the fund's total net
21.03% and 20.91%, respectively, for the   Intel and Home Depot.                      assets. Our continued emphasis on mar-
same period.                                                                          ket leaders in this sector shows in the
                                           Q. WHAT CONTRIBUTED TO THE FUND'S          large number of technology companies in
AIM V.I. GROWTH FUND VS.                   STRONG GAINS?                              our top 10 holdings.
BENCHMARK INDEXES                          A. The fund's sterling performance can
                                           be credited to our exposure to the tech-
                                           nology sector, which performed very well   Q. THE FUND OWNS MICROSOFT
One-year returns as of 12/31/99            during 1999. The continued growth of the   STOCK. HOW WILL THE RULING IN
                                           Internet drove demand, especially in       THE DEPARTMENT OF JUSTICE CASE
    AIM                                    companies that are building the Internet's AFFECT YOUR INVESTMENT?
V.I. GROWTH          S & P       RUSSELL   infrastructure. Fund holdings Cisco        A. In November, a federal judge ruled
    FUND              500         1000     Systems, a networking company, and Sun     that Microsoft is a monopoly. As of this
-----------         ------       -------   Microsystems, which makes servers, are     writing, neither a settlement nor an
                                                                                      appeal has been announced, and it is
   35.24%           21.03%        20.91%                                              unlikely that a final decision will be made

Q. WHAT WERE MARKET CONDITIONS             PORTFOLIO COMPOSITION
DURING THE REPORTING PERIOD?
A. Most market trends of the last few      As of 12/31/99, based on total net assets
years continued. Though at times during
the year the markets broadened to the      TOP 10 EQUITY HOLDINGS                           TOP 10 INDUSTRIES
benefit of value stocks and the securities
of smaller companies, in the end, the        1. Comcast Corp.-Class A               2.70% 1. Computers (Software & Services) 13.93%
largest stocks in the S&P 500 again domi-    2. Sun Microsystems Inc.               2.51  2. Communications Equipment        11.72
nated that index's returns while the         3. Infinity Broadcasting Corp.-Class A 2.34  3. Broadcasting                     9.21
remainder produced lackluster results. In    4. America Online, Inc.                2.34     (Television, Radio & Cable)
fact, more than half the stocks in the S&P   5. Nortel Networks Corp. (Canada)      2.30  4. Electronics (Semiconductors)     6.69
500 lost value in the course of the year.    6. Cisco Systems, Inc.                 2.25  5. Computers (Hardware)             5.31
  In one of the biggest shake-ups of its     7. Home Depot, Inc. (The)              2.06  6. Health Care (Diversified)        4.65
103-year history, in October the Dow         8. Time Warner Inc.                    2.06  7. Electrical Equipment             4.00
                                             9. Gateway Inc.                        1.98  8. Computers (Networking)           3.23
                                            10. Warner-Lambert Co.                  1.98  9. Retail (Building Supplies)       3.05
                                                                                         10. Financial (Diversified)          2.65

                                           The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.

                             AIM V.I. GROWTH FUND                            119

until 2001. We believe that the company's                            [GRAPH APPEARS HERE]
growth prospects remain strong, espe-           RESULTS OF A $10,000 INVESTMENT
cially with the upcoming introduction of        -------------------------------
two new products: Office 2000 and               5/5/93-12/31/99
Windows 2000. In the short term, the
stock may be volatile, but this is a core       Average Annual Total Returns
growth company that should continue             As of 12/31/99
to be a part of our portfolio.                  Inception (5/5/93)       22.93%
                                                5 Years                  29.64
Q. DID YOU MAKE ANY CHANGES                     1 Year                   35.24
TO THE FUND'S PORTFOLIO DURING THE
FISCAL YEAR?                                                                       AIM V.I.
A. In keeping with AIM's earnings-                                                 GROWTH        RUSSELL      S & P
momentum investment strategy, we sold                     (In thousands)           FUND           1000         500
stocks with negative earnings revisions.
These sales allowed us to concentrate on                      5/5/93               10,000        10,000       10,000
the highest-growth stocks. We believe that                    12/93                11,066        10,861       10,806
the overall effect of focusing on the best-                   12/94                10,792        10,902       10.948
performing stocks has been positive, and                      12/95                14,544        15,020       15,058
it should improve fund performance over                       12/96                17,175        18,392       18,513
the long term.                                                12/97                21,790        24,434       24,687
                                                              12/98                29,224        31,036       31,747
Q. WHAT IS YOUR OUTLOOK FOR                                   12/99                39,521        37,527       38,425
THE FUTURE?
A. Although uncertainty continues about         ----------------------------
potentially higher interest rates, the long-    SOURCE: LIPPER, INC.
term outlook for the market remains             Past performance cannot guarantee complarable future results.
positive. The United States is experiencing
one of the longest economic expansions          MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF
in its history while inflation remains low.     AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL
Given these conditions, we remain excited       PERFORMANCE SHOWN.
about AIM V.I. Growth Fund. Although
market sectors will always go in and out        The performance figures shown here, which represent AIM V.I. Growth Fund, are
of favor, we believe that high-growth com-      not intended to reflect actual annuity values, and they do not reflect
panies in the large- and mid-cap sectors        charges at the separate-account level which (if applied) would lower them.
will continue to fare well in the current       AIM V.I. Growth Fund's performance figures are historical, and they reflect
strong business environment here                changes in net asset value and the reinvestment of distributions. The fund's
and abroad.                                     investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
                                                      The unmanaged Russell 1000 Stock Index (the Russell 1000) is generally considered representative of the performance of the stocks of large-capitalization companies. The unmanaged Standard & Poor's Composite of
                                                500 Stocks (the S&P 500) is generally considered representative of the performance of the stock market in general. Data for the indexes are for the period 4/30/93-12/31/99.
                                                      Since the last reporting period, AIM V.I. Growth Fund has elected to use the Russell 1000 Stock Index as its benchmark instead of the S&P 500. The new index more closely resembles the securities in which the fund invests.
                                                The fund will no longer measure its performance against the S&P 500, the index published in previous shareholder reports. Because this is the first reporting period since we have adopted the new index, SEC guidelines require us to compare the fund's performance to that of both the old and the new index. An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends.

120                             AIM V.I. GROWTH FUND

SCHEDULE OF INVESTMENTS

December 31, 1999

                                                             MARKET
                                                SHARES        VALUE

COMMON STOCKS & OTHER EQUITY INTERESTS - 87.52%

BIOTECHNOLOGY - 0.56%

Amgen Inc.(a)                                      66,000 $  3,964,125
----------------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE) - 9.21%

AT&T Corp.-Liberty Media Group-Class A(a)         200,000   11,350,000
----------------------------------------------------------------------
Cablevision Systems Corp.-Class A(a)               52,300    3,948,650
----------------------------------------------------------------------
Clear Channel Communications, Inc.(a)              89,925    8,025,806
----------------------------------------------------------------------
Comcast Corp.-Class A                             378,500   19,019,625
----------------------------------------------------------------------
Cox Communications, Inc.-Class A(a)               110,000    5,665,000
----------------------------------------------------------------------
Infinity Broadcasting Corp.-Class A(a)            454,950   16,463,503
----------------------------------------------------------------------
UnitedGlobalCom Inc.-Class A(a)                     5,500      388,437
----------------------------------------------------------------------
                                                            64,861,021
----------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT - 11.72%

Comverse Technology, Inc.(a)                       36,500    5,283,375
----------------------------------------------------------------------
General Instrument Corp.(a)                       159,200   13,532,000
----------------------------------------------------------------------
JDS Uniphase Corp.(a)                              41,000    6,613,812
----------------------------------------------------------------------
Lucent Technologies Inc.                           88,000    6,583,500
----------------------------------------------------------------------
Motorola, Inc.                                     61,000    8,982,250
----------------------------------------------------------------------
Nokia Oyj-ADR (Finland)                            59,000   11,210,000
----------------------------------------------------------------------
Nortel Networks Corp. (Canada)                    160,000   16,160,000
----------------------------------------------------------------------
QUALCOMM Inc.(a)                                   49,600    8,742,000
----------------------------------------------------------------------
Telefonaktiebolaget LM Ericsson-ADR (Sweden)       28,000    1,839,250
----------------------------------------------------------------------
Tellabs, Inc.(a)                                   56,000    3,594,500
----------------------------------------------------------------------
                                                            82,540,687
----------------------------------------------------------------------

COMPUTERS (HARDWARE) - 5.31%

Apple Computer, Inc.(a)                            56,000    5,757,500
----------------------------------------------------------------------
Gateway Inc.(a)                                   193,800   13,965,712
----------------------------------------------------------------------
Sun Microsystems, Inc.(a)                         228,000   17,655,750
----------------------------------------------------------------------
                                                            37,378,962
----------------------------------------------------------------------

COMPUTERS (NETWORKING) - 3.23%

3Com Corp.(a)                                      61,400    2,885,800
----------------------------------------------------------------------
Cabletron Systems, Inc.(a)                        155,000    4,030,000
----------------------------------------------------------------------
Cisco Systems, Inc.(a)                            148,000   15,854,500
----------------------------------------------------------------------
                                                            22,770,300
----------------------------------------------------------------------

COMPUTERS (PERIPHERALS) - 2.12%

Advanced Digital Information Corp.(a)              23,100    1,123,237
----------------------------------------------------------------------
EMC Corp.(a)                                       70,000    7,647,500
----------------------------------------------------------------------
Lexmark International Group, Inc.-Class A(a)       68,000    6,154,000
----------------------------------------------------------------------
                                                            14,924,737
----------------------------------------------------------------------


                                                                 MARKET
                                                    SHARES        VALUE

COMPUTERS (SOFTWARE & SERVICES) - 13.93%

America Online, Inc.(a)(b)                            218,000 $ 16,445,375
--------------------------------------------------------------------------
At Home Corp.-Series A(a)                             260,000   11,147,500
--------------------------------------------------------------------------
BMC Software, Inc.(a)                                  37,100    2,965,681
--------------------------------------------------------------------------
Citrix Systems, Inc.(a)                               101,000   12,423,000
--------------------------------------------------------------------------
Compuware Corp.(a)(b)                                  24,000      894,000
--------------------------------------------------------------------------
Gemstar International Group Ltd.(a)                     1,400       99,750
--------------------------------------------------------------------------
Intuit Inc.(a)                                         77,000    4,615,187
--------------------------------------------------------------------------
Microsoft Corp.(a)                                    117,000   13,659,750
--------------------------------------------------------------------------
Oracle Corp.(a)                                       105,000   11,766,562
--------------------------------------------------------------------------
Rational Software Corp.(a)                             76,200    3,743,325
--------------------------------------------------------------------------
Unisys Corp.(a)                                        39,700    1,267,919
--------------------------------------------------------------------------
VERITAS Software Corp.(a)                              47,100    6,741,187
--------------------------------------------------------------------------
Yahoo! Inc.(a)                                         28,500   12,331,594
--------------------------------------------------------------------------
                                                                98,100,830
--------------------------------------------------------------------------

ELECTRICAL EQUIPMENT - 4.00%

General Electric Co.                                   60,000    9,285,000
--------------------------------------------------------------------------
Koninklijke (Royal) Philips Electronics N.V. ADR
 (Netherlands)                                         26,680    3,601,800
--------------------------------------------------------------------------
Koninklijke (Royal) Philips Electronics N.V.
 (Netherlands)                                         46,000    6,250,054
--------------------------------------------------------------------------
Sanmina Corp.(a)                                       51,600    5,153,550
--------------------------------------------------------------------------
Symbol Technologies, Inc.                              60,450    3,842,353
--------------------------------------------------------------------------
                                                                28,132,757
--------------------------------------------------------------------------

ELECTRONICS (INSTRUMENTATION) - 0.64%

PE Corp-PE Biosystems Group                             9,900    1,191,094
--------------------------------------------------------------------------
Waters Corp.(a)                                        63,000    3,339,000
--------------------------------------------------------------------------
                                                                 4,530,094
--------------------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS) - 6.69%

Analog Devices, Inc.(a)                                60,000    5,580,000
--------------------------------------------------------------------------
Atmel Corp.(a)                                         70,000    2,069,375
--------------------------------------------------------------------------
Cypress Semiconductor Corp.(a)                        125,000    4,046,875
--------------------------------------------------------------------------
Intel Corp.                                            82,000    6,749,625
--------------------------------------------------------------------------
LSI Logic Corp.(a)                                     75,000    5,062,500
--------------------------------------------------------------------------
PMC-Sierra, Inc.(a)                                    27,200    4,360,500
--------------------------------------------------------------------------
Texas Instruments Inc.                                 87,000    8,428,125
--------------------------------------------------------------------------
Xilinx, Inc.(a)                                       238,000   10,821,562
--------------------------------------------------------------------------
                                                                47,118,562
--------------------------------------------------------------------------

ENTERTAINMENT - 2.36%

Time Warner Inc.                                      200,000   14,487,500
--------------------------------------------------------------------------
TV Guide, Inc.-Class A(a)                              49,300    2,119,900
--------------------------------------------------------------------------
                                                                16,607,400
--------------------------------------------------------------------------

                              AIM V.I. GROWTH FUND                           121

                                                                     MARKET
                                                       SHARES        VALUE
EQUIPMENT (SEMICONDUCTOR) - 1.44%

Applied Materials, Inc.(a)                                43,000 $    5,447,563
-------------------------------------------------------------------------------
Teradyne, Inc.(a)                                         71,500      4,719,000
-------------------------------------------------------------------------------
                                                                     10,166,563
-------------------------------------------------------------------------------

FINANCIAL (DIVERSIFIED) - 2.65%

American Express Co.                                      40,000      6,650,000
-------------------------------------------------------------------------------
Fannie Mae                                                96,500      6,025,219
-------------------------------------------------------------------------------
Freddie Mac                                              127,000      5,976,938
-------------------------------------------------------------------------------
                                                                     18,652,157
-------------------------------------------------------------------------------

HEALTH CARE (DIVERSIFIED) - 4.65%

Bristol-Myers Squibb Co.                                  97,000      6,226,188
-------------------------------------------------------------------------------
Johnson & Johnson                                        135,000     12,571,875
-------------------------------------------------------------------------------
Warner-Lambert Co.                                       170,000     13,929,375
-------------------------------------------------------------------------------
                                                                     32,727,438
-------------------------------------------------------------------------------

HEALTH CARE (DRUGS - MAJOR PHARMACEUTICALS) - 1.27%

Pharmacia & Upjohn, Inc.                                  66,800      3,006,000
-------------------------------------------------------------------------------
Schering-Plough Corp.                                    140,000      5,906,250
-------------------------------------------------------------------------------
                                                                      8,912,250
-------------------------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) - 1.40%

Guidant Corp.(a)                                         210,000      9,870,000
-------------------------------------------------------------------------------

INSURANCE (MULTI-LINE) - 1.15%

American International Group, Inc.                        74,900      8,098,563
-------------------------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE - 1.12%

Morgan Stanley Dean Witter & Co.                          55,000      7,851,250
-------------------------------------------------------------------------------

LODGING-HOTELS - 1.65%

Carnival Corp.                                           132,800      6,349,500
-------------------------------------------------------------------------------
Royal Caribbean Cruises Ltd.                             107,000      5,276,438
-------------------------------------------------------------------------------
                                                                     11,625,938
-------------------------------------------------------------------------------

MANUFACTURING (DIVERSIFIED) - 0.33%

Tyco International Ltd.                                   60,000      2,332,500
-------------------------------------------------------------------------------

RETAIL (BUILDING SUPPLIES) - 3.05%

Home Depot, Inc. (The)                                   211,500     14,500,969
-------------------------------------------------------------------------------
Lowe's Cos., Inc.                                        117,000      6,990,750
-------------------------------------------------------------------------------
                                                                     21,491,719
-------------------------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS) - 1.62%

Best Buy Co., Inc.(a)                                     71,000      3,563,313
-------------------------------------------------------------------------------
Circuit City Stores-Circuit City Group                    98,000      4,416,125
-------------------------------------------------------------------------------
Tandy Corp.                                               70,000      3,443,125
-------------------------------------------------------------------------------
                                                                     11,422,563
-------------------------------------------------------------------------------

RETAIL (DISCOUNTERS) - 1.36%

Dollar Tree Stores, Inc.(a)                               19,000        920,313
-------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                    125,000      8,640,625
-------------------------------------------------------------------------------
                                                                      9,560,938
-------------------------------------------------------------------------------

                                                           MARKET
                                          SHARES           VALUE

RETAIL (GENERAL MERCHANDISE) - 1.69%

Costco Wholesale Corp.(a)                                 70,000 $    6,387,500
Dayton Hudson Corp.                                       75,100      5,515,156
-------------------------------------------------------------------------------
                                                                     11,902,656
-------------------------------------------------------------------------------

RETAIL (SPECIALTY) - 0.37%

Tiffany & Co.                                             29,200      2,606,100
-------------------------------------------------------------------------------

RETAIL (SPECIALTY - APPAREL) - 0.32%

Intimate Brands, Inc.                                     51,300      2,212,313
-------------------------------------------------------------------------------

SERVICES (DATA PROCESSING) - 0.90%

Concord EFS, Inc.(a)                                      82,600      2,126,950
-------------------------------------------------------------------------------
First Data Corp.                                          85,000      4,191,563
-------------------------------------------------------------------------------
                                                                      6,318,513
-------------------------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 2.30%

China Telecom Ltd. (Hong Kong)(a)                        302,800      1,889,213
-------------------------------------------------------------------------------
Nextel Communications, Inc.-Class A(a)                    70,000      7,218,750
-------------------------------------------------------------------------------
Phone.com, Inc.(a)                                        24,000      2,782,500
-------------------------------------------------------------------------------
Western Wireless Corp.-Class A(a)                         64,300      4,292,025
-------------------------------------------------------------------------------
                                                                     16,182,488
-------------------------------------------------------------------------------

TELEPHONE - 0.48%

NTL Inc.(a)                                               26,900      3,355,775
-------------------------------------------------------------------------------
  Total Common Stocks & Other Equity
   Interests (Cost $358,123,935)                                    616,219,199
-------------------------------------------------------------------------------
                                                    PRINCIPAL
                                                     AMOUNT
U.S. TREASURY SECURITIES - 0.19%

U.S. TREASURY BILLS - 0.19%(C)

5.04%, 03/23/00 (Cost $1,384,375)                    $ 1,400,000(d)   1,384,460
-------------------------------------------------------------------------------
                                          SHARES
MONEY MARKET FUNDS - 12.47%

STIC Liquid Assets Portfolio(e)                       43,892,366     43,892,366
-------------------------------------------------------------------------------
STIC Prime Portfolio(e)                               43,892,366     43,892,366
-------------------------------------------------------------------------------
  Total Money Market Funds (Cost $87,784,732)                        87,784,732
-------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.18%
 (COST $447,293,042)                                                705,388,391
-------------------------------------------------------------------------------
LIABILITIES LESS OTHER ASSETS - (0.18%)                              (1,292,711)
-------------------------------------------------------------------------------
NET ASSETS - 100.00%                                             $  704,095,680
-------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) A portion of this security is subject to call options. See Note 7.
(c) Interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(d) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 8.
(e) The money market fund has the same investment advisor as the Fund.

Investment Abbreviation:
ADR - American Depositary Receipt

See Notes to Financial Statements.

122                          AIM V.I. GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

ASSETS:

Investments at market value (cost $447,293,042)           $705,388,391
----------------------------------------------------------------------
Foreign currencies, at value (cost $461,827)                   461,723
----------------------------------------------------------------------
Receivables for:
 Capital stock sold                                          1,990,444
----------------------------------------------------------------------
 Variation margin                                               56,950
----------------------------------------------------------------------
 Dividends and interest                                        461,605
----------------------------------------------------------------------
Investment for deferred compensation plan                       31,028
----------------------------------------------------------------------
Other assets                                                     1,794
----------------------------------------------------------------------
  Total assets                                             708,391,935
----------------------------------------------------------------------

LIABILITIES:

Payables for:
 Capital stock reacquired                                      248,419
----------------------------------------------------------------------
 Investments purchased                                         450,371
----------------------------------------------------------------------
 Deferred compensation plan                                     31,028
----------------------------------------------------------------------
 Options written (Premiums received $1,540,128)              2,964,913
----------------------------------------------------------------------
Accrued advisory fees                                          348,576
----------------------------------------------------------------------
Accrued administrative services fees                           183,516
----------------------------------------------------------------------
Accrued operating expenses                                      69,432
----------------------------------------------------------------------
  Total liabilities                                          4,296,255
----------------------------------------------------------------------
Net assets applicable to shares outstanding               $704,095,680
======================================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

 Authorized                                                250,000,000
----------------------------------------------------------------------
 Outstanding                                                21,831,388
======================================================================
Net asset value, offering and redemption price per share  $      32.25
======================================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 1999

INVESTMENT INCOME:

Dividends (net of $23,617 foreign withholding tax)           $  2,486,344
-------------------------------------------------------------------------
Interest                                                        1,239,393
--------------------------------------------------------------------------
   Total investment income                                      3,725,737
--------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                   3,026,404
--------------------------------------------------------------------------
Administrative services fees                                      328,584
--------------------------------------------------------------------------
Custodian fees                                                     73,045
--------------------------------------------------------------------------
Directors' fees                                                     7,337
--------------------------------------------------------------------------
Other                                                             109,536
--------------------------------------------------------------------------
   Total expenses                                               3,544,906
--------------------------------------------------------------------------
Less: Expenses paid indirectly                                     (3,198)
--------------------------------------------------------------------------
   Net expenses                                                 3,541,708
--------------------------------------------------------------------------
Net investment income                                             184,029
--------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
 SECURITIES, FOREIGN CURRENCIES AND FUTURES AND OPTION CONTRACTS:

Net realized gain (loss) from:
   Investment securities                                       38,221,411
--------------------------------------------------------------------------
   Foreign currencies                                            (110,061)
--------------------------------------------------------------------------
   Futures contracts                                              508,914
--------------------------------------------------------------------------
   Option contracts                                           (12,194,041)
--------------------------------------------------------------------------
                                                               26,426,223
--------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
   Investment securities                                      137,668,951
--------------------------------------------------------------------------
   Foreign currencies                                              (5,504)
--------------------------------------------------------------------------
   Futures contracts                                              714,213
--------------------------------------------------------------------------
   Option contracts                                            (1,101,525)
--------------------------------------------------------------------------
                                                              137,276,135
--------------------------------------------------------------------------
Net gain from investment securities, foreign currencies and
 futures and option contracts                                 163,702,358
--------------------------------------------------------------------------
Net increase in net assets resulting from operations         $163,886,387
=========================================================================

See Notes to Financial Statements.

                              AIM V.I. GROWTH FUND                           123

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1999 and 1998

                                                       1999          1998
                                                   ------------  ------------
OPERATIONS:

 Net investment income                             $    184,029  $  1,230,060
------------------------------------------------------------------------------
 Net realized gain from investment securities,
  foreign currencies and futures and option
  contracts                                          26,426,223    22,257,031
------------------------------------------------------------------------------
 Change in net unrealized appreciation of
  investment securities, foreign currencies and
  futures and option contracts                      137,276,135    68,057,550
------------------------------------------------------------------------------
   Net increase in net assets resulting from
    operations                                      163,886,387    91,544,641
------------------------------------------------------------------------------
 Dividends to shareholders from net investment
  income                                             (1,318,758)   (1,180,373)
------------------------------------------------------------------------------
 Distributions to shareholders from net realized
  gains                                             (23,117,297)  (22,129,920)
------------------------------------------------------------------------------
 Net increase from capital stock transactions       192,730,597    44,828,633
------------------------------------------------------------------------------
   Net increase in net assets                       332,180,929   113,062,981
------------------------------------------------------------------------------

NET ASSETS:

 Beginning of year                                  371,914,751   258,851,770
------------------------------------------------------------------------------
 End of year                                       $704,095,680  $371,914,751
==============================================================================

NET ASSETS CONSIST OF:

 Capital (par value and additional paid-in)        $421,529,258  $228,798,661
------------------------------------------------------------------------------
 Undistributed net investment income                     44,231     1,289,508
------------------------------------------------------------------------------
 Undistributed net realized gain from investment
  securities, foreign currencies and futures and
  option contracts                                   25,138,608    21,719,134
------------------------------------------------------------------------------
 Unrealized appreciation of investment securities,
  foreign currencies and futures and option
  contracts                                         257,383,583   120,107,448
------------------------------------------------------------------------------
                                                   $704,095,680  $371,914,751
==============================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 1999

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM V.I. Growth Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seventeen separate portfolios. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is to seek growth of capital principally through investment in common stocks of seasoned and better capitalized companies considered by AIM to have strong earnings momentum.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
    Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are

124                          AIM V.I. GROWTH FUND
   determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.
   On December 31, 1999, undistributed net investment income decreased by $110,548 and undistributed net realized gains increased by $110,548 as a result of differing book/tax treatment of foreign currency transactions and other reclassifications. Net assets of the Fund were unaffected by the reclassifications.
C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S.
   dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Futures Contracts - The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred.
   When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.
H. Covered Call Options - The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
    A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
I. Put Options - The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.

                             AIM V.I. GROWTH FUND                            125

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million.
 The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services and other administrative services to the Fund. For the year ended December 31, 1999, the Fund paid AIM $328,584 of which AIM retained $73,728 for such services.
 The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. Certain officers and directors of the Company are officers of AIM and AIM Distributors.
 During the year ended December 31, 1999, the Fund paid legal fees of $4,242 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3 - INDIRECT EXPENSES
During the year ended December 31, 1999, the Fund received reductions in custodian fees of $3,198 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $3,198 during the year ended December 31, 1999.

NOTE 4 - DIRECTORS' FEES
Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1999 was $552,667,552 and $450,435,698, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 1999 is as follows:

Aggregate unrealized appreciation of investment securities    $260,081,257
---------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities    (2,336,308)
---------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $257,744,949
===========================================================================

Cost of investments for tax purposes is $447,643,442.

NOTE 7 - CALL OPTION CONTRACTS
Transactions in call options written during the year ended December 31, 1999 are summarized as follows:

                     CALL OPTION CONTRACTS
                     ---------------------
                     NUMBER OF  PREMIUMS
                     CONTRACTS  RECEIVED
                     --------- -----------
Beginning of period     1,197  $   739,850
-------------------------------------------
Written                17,911   19,016,706
-------------------------------------------
Closed                (16,025) (17,191,184)
-------------------------------------------
Exercised              (1,380)    (890,464)
-------------------------------------------
Expired                  (157)    (134,780)
-------------------------------------------
End of period           1,546  $ 1,540,128
===========================================

Open call option contracts written at December 31, 1999 were as follows:

                                                            DECEMBER 31,
                                                                1999
                       CONTRACT STRIKE NUMBER OF  PREMIUMS     MARKET     UNREALIZED
ISSUE                   MONTH   PRICE  CONTRACTS  RECEIVED     VALUE     DEPRECIATION
-----                  -------- ------ --------- ---------- ------------ ------------
American Online, Inc.   Apr-00   $60     1,306   $1,459,851  $2,783,413  $(1,323,562)
-------------------------------------------------------------------------------------
Compuware Corp.         Jan-00    30       240       80,277     181,500     (101,223)
-------------------------------------------------------------------------------------
                                         1,546   $1,540,128  $2,964,913  $(1,424,785)
=====================================================================================

126                          AIM V.I. GROWTH FUND

NOTE 8 - FUTURES CONTRACTS
On December 31, 1999, $1,397,000 principal amount of U.S. Treasury obligations was pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts were as follows:

                NO. OF      MONTH/     UNREALIZED
CONTRACT       CONTRACTS  COMMITMENT  APPRECIATION
--------       --------- ------------ ------------
S&P 500 Index      67    March 00/Buy   $714,213
--------------------------------------------------

NOTE 9 - CAPITAL STOCK
Changes in capital stock outstanding during the years ended December 31, 1999 and 1998 were as follows:

                                    1999                      1998
                           ------------------------  -----------------------
                             SHARES       AMOUNT       SHARES      AMOUNT
                           ----------  ------------  ----------  -----------
Sold                        8,907,542  $247,736,478   2,345,258  $52,301,342
-----------------------------------------------------------------------------
Issued as reinvestment of
 dividends                    820,552    24,436,055   1,005,621   23,310,293
-----------------------------------------------------------------------------
Reacquired                 (2,893,968)  (79,441,936) (1,407,943) (30,783,002)
-----------------------------------------------------------------------------
                            6,834,126  $192,730,597   1,942,936  $44,828,633
=============================================================================

NOTE 10 - FINANCIAL HIGHLIGHTS
Shown below are the financial highlights for a share outstanding of the Fund during each of the years in the four-year period ended December 31, 1999, the eleven months ended December 31, 1995 and the year ended January 31, 1995.

                                          DECEMBER 31,
                          ---------------------------------------------------     JANUARY 31,
                          1999(a)        1998      1997      1996      1995          1995
                          --------     --------  --------  --------  --------     -----------
Net asset value,
 beginning of period      $  24.80     $  19.83  $  16.25  $  14.44  $  10.71       $ 11.59
---------------------------------------------------------------------------------------------
Income from investment
 operations:
  Net investment income       0.01         0.08      0.08      0.07      0.09          0.06
---------------------------------------------------------------------------------------------
  Net gains (losses) on
   securities (both
   realized and
   unrealized)                8.63         6.57      4.27      2.52      3.65         (0.88)
---------------------------------------------------------------------------------------------
   Total from investment
    operations                8.64         6.65      4.35      2.59      3.74         (0.82)
---------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net
   investment income         (0.06)       (0.09)    (0.09)    (0.06)    (0.01)        (0.06)
---------------------------------------------------------------------------------------------
  Distributions from net
   realized gains            (1.13)       (1.59)    (0.68)    (0.72)       --            --
---------------------------------------------------------------------------------------------
   Total distributions       (1.19)       (1.68)    (0.77)    (0.78)    (0.01)        (0.06)
---------------------------------------------------------------------------------------------
Net asset value, end of
 period                   $  32.25     $  24.80  $  19.83  $  16.25  $  14.44       $ 10.71
=============================================================================================
Total return(b)              35.24%       34.12%    26.87%    18.09%    34.89%        (7.11)%
=============================================================================================
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (000s omitted)    $704,096     $371,915  $258,852  $178,638  $102,600       $45,497
=============================================================================================
Ratio of expenses to
 average net assets           0.73%(c)     0.72%     0.73%     0.78%     0.84%(d)      0.95%
=============================================================================================
Ratio of net investment
 income to average net
 assets                       0.04%(c)     0.41%     0.54%     0.79%     0.95%(d)      0.71%
=============================================================================================
Portfolio turnover rate        101%         133%      132%      143%      125%          179%
=============================================================================================

(a) Calculated using average shares outstanding.
(b) Total returns are not annualized for periods less than one year.
(c) Ratios are based on average net assets of $483,567,224.
(d) Annualized.

                              AIM V.I. GROWTH FUND                           127

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors
AIM Variable Insurance Funds, Inc.

We have audited the accompanying statement of assets and liabilities of AIM V.I. Growth Fund, a series of shares of common stock of AIM Variable Insurance Funds, Inc. including the schedule of investments as of December 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, the eleven month period ended December 31, 1995 and the year ended January 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Growth Fund, as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, the eleven month period ended December 31, 1995 and the year ended January 31, 1995 in conformity with generally accepted accounting principles.

                                TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2000

128                           AIM V.I. GROWTH FUND

DIRECTORS, OFFICERS,      BOARD OF DIRECTORS                      OFFICERS                   OFFICE OF THE FUND
AND OTHER SERVICE
PROVIDERS OF AIM          Charles T. Bauer                        Charles T. Bauer           11 Greenway Plaza
VARIABLE INSURANCE        Chairman                                Chairman                   Suite 100
FUNDS, INC.               A I M Management Group Inc.                                        Houston, TX 77046
                                                                  Robert H. Graham           (800) 347-1919
                          Bruce L. Crockett                       President
                          Director                                                           INVESTMENT ADVISOR
                          ACE Limited;                            Carol F. Relihan
                          Formerly Director, President, and       Senior Vice President      A I M Advisors, Inc.
                          Chief Executive Officer                 and Secretary              11 Greenway Plaza
                          COMSAT Corporation                                                 Suite 100
                                                                  Gary T. Crum               Houston, TX 77046
                          Owen Daly II                            Senior Vice President
                          Director                                                           TRANSFER AGENT AND CUSTODIAN
                          Cortland Trust Inc.                     Dana R. Sutton
                                                                  Vice President and         State Street Bank and Trust Company
                          Edward K. Dunn Jr.                      Treasurer                  225 Franklin Street
                          Chairman, Mercantile Mortgage Corp.;                               Boston, MA 02110
                          Formerly Vice Chairman, President       Robert G. Alley
                          and Chief Operating Officer,            Vice President             COUNSEL TO THE FUNDS
                          Mercantile-Safe Deposit & Trust Co.;
                          and President, Mercantile Bankshares    Stuart W. Coco             Freedman, Levy, Kroll &
                                                                  Vice President             Simonds
                          Jack Fields                                                        1050 Conn. Avenue, N.W.
                          Chief Executive Officer                 Melville B. Cox            Washington, D.C. 20036
                          Texana Global Inc.;                     Vice President
                          Formerly, Member of the                                            COUNSEL TO THE DIRECTORS
                          U.S. House of Representatives           Karen Dunn Kelley
                                                                  Vice President             Kramer, Levin, Naftalis & Frankel LLP
                          Carl Frischling                                                    919 Third Avenue
                          Partner                                 Edgar M. Larsen            New York, NY 10022
                          Kramer, Levin, Naftalis & Frankel LLP   Vice President
                                                                                             DISTRIBUTOR
                          Robert H. Graham                        Mary J. Benson
                          President and Chief Executive Officer   Assistant Vice President   A I M Distributors, Inc.
                          A I M Management Group Inc.             and Assistant Treasurer    11 Greenway Plaza
                                                                                             Suite 100
                          Prema Mathai-Davis                      Sheri Morris               Houston, TX 77046
                          Chief Executive Officer, YWCA of the    Assistant Vice President
                          U.S.A.                                  and Assistant Treasurer    INDEPENDENT AUDITORS

                          Lewis F. Pennock                        Renee A. Friedli           Tait, Weller & Baker
                          Attorney                                Assistant Secretary        8 Penn Center Plaza
                                                                                             Suite 800
                          Louis S. Sklar                          P. Michelle Grace          Philadelphia, PA 19103
                          Executive Vice President                Assistant Secretary
                          Hines Interests
                          Limited Partnership                     Nancy L. Martin
                                                                  Assistant Secretary

                                                                  Ofelia M. Mayo
                                                                  Assistant Secretary

                                                                  Lisa A. Moss
                                                                  Assistant Secretary

                                                                  Kathleen J. Pflueger
                                                                  Assistant Secretary

                                                                  Samuel D. Sirko
                                                                  Assistant Secretary

                                                                  Stephen I. Winer
                                                                  Assistant Secretary


REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)
AIM V.I. Growth Fund paid ordinary dividends in the amount of $0.4222 per share to shareholders during its tax year ended December 31, 1999. Of these amounts 20.80% is eligible for the dividends received deduction for corporations.

The Fund also distributed long-term capital gains of $15,763,474 for the Fund's tax year ended December 31, 1999. Of long-term capital gains distributed, 100% is 20% rate gain.

                             AIM V.I. GROWTH FUND                            129

The Managers' Overview

AIM V.I. GROWTH AND INCOME FUND OUTPERFORMS BENCHMARK
A roundtable discussion with the fund management team for AIM V.I. Growth and Income Fund for the fiscal year ended December 31, 1999.

Q. THE STOCK MARKET HAS BEEN                  Q. WHAT WERE MARKET CONDITIONS             many large companies, fewer stocks met
VERY VOLATILE OVER THE REPORTING              LIKE OVER THE REPORTING PERIOD?            our investment criteria. Over the fiscal
PERIOD. HOW DID AIM V.I. GROWTH               A. Most market trends of the last few      year, we cut the number of holdings in
AND INCOME FUND PERFORM?                      years continued. The largest stocks in     the fund's portfolio. Paring down the port-
A. AIM V.I. Growth and Income Fund            the S&P 500 again dominated that index's   folio allowed us to concentrate on
produced outstanding results despite          returns while the remainder produced       stocks that exhibited the strongest
market volatility. For the year ended         lackluster results. In fact, despite       earnings performance.
December 31, 1999, the fund produced          advances by the main market indexes,
a total return of 34.25%, significantly out-  most S&P 500 stocks lost value during      Q. WHAT WERE THE TOP SECTORS
performing the S&P 500, which returned        the fiscal year.                           FOR THE FUND?
21.03% over the same period.                    In one of the biggest shake-ups of its   A. The fund continued to focus on lead-
                                              103-year history, in October the Dow       ing technology, financial and health-care
AIM V.I. GROWTH AND INCOME                    Jones Industrial Average revised its mem-  stocks. Over the fiscal year, the fund's
FUND VS. BENCHMARK INDEX                      bership to include Microsoft, Intel, SBC   technology concentration increased,
                                              Communications and Home Depot. The         while its investments in financial and
One-year return as of 12/31/99                move signaled the markets' transition to   health-care stocks held steady or
                                              the "new economy," dominated by tech-      decreased slightly.
       AIM                                    nology, telecommunications and ware-
  V.I. GROWTH and       S & P 500             house retailers. As of December 31,        Q. WHY IS TECHNOLOGY SO
   INCOME FUND            INDEX               1999, the fund had holdings in Microsoft,  IMPORTANT TO THE FUND?
  ---------------      ----------             SBC Communications and Home Depot.         A. Technology was one of the strongest
      34.25%             21.03%                                                          market sectors over the fiscal year. Our
                                              Q. HOW DID YOU MANAGE THE FUND             heavy weighting in technology is one of
                                              DURING THESE CONDITIONS?                   the main reasons the fund beat the S&P
                                              A. With earnings growth slowing for        500 over the fiscal year.
                                                                                           The fund held the stocks of companies
PORTFOLIO COMPOSITION                                                                    involved in Internet infrastructure, such
                                                                                         as software, wireless communications
As of 12/31/99, based on total net assets                                                and cable-TV firms. A new stock among
                                                                                         our top 10 holdings is Novell, which
TOP 10 HOLDINGS                        TOP 10 INDUSTRIES                                 makes software that connects PCs to cor-
                                                                                         porate networks. The company has seen
  1. Novell, Inc.                5.15%   1. Computers (Software & Services) 17.17%       excellent growth this year based on the
  2. Microsoft Corp.             4.78    2. Communications Equipment         8.06        success of its Internet-related products.
  3. Tyco International Ltd.     3.58    3. Health Care (Diversified)        7.51
  4. Warner-Lambert Co.          3.35    4. Financial (Diversified)          5.40        Q. THE FUND HOLDS MICROSOFT
  5. Cisco Systems Inc.          3.07    5. Investment Banking/Brokerage     4.90        STOCK. HOW WILL THE RULING IN
  6. Dayton-Hudson Corp.         3.01    6. Manufacturing (Diversified)      3.98        THE DEPARTMENT OF JUSTICE CASE
  7. Morgan Stanley Dean Witter          7. Broadcasting                                 AFFECT YOUR INVESTMENT?
     & Co.                       2.97       (Television, Radio & Cable)      3.80        A. In November, a federal judge ruled
  8. Sun Microsystems Inc.       2.92    8. Computers (Hardware)             3.75        that Microsoft is a monopoly. As of this
  9. American Express Co.        2.89    9. Retail (General Merchandise)     3.45        writing, neither a settlement nor an
 10. General Electric Co.        2.69   10. Computers (Networking)           3.07        appeal has been announced, and it's
                                                                                         unlikely that a final decision will be made
The fund's portfolio composition is subject to change, and there is no assurance         until 2001. While we cannot comment on
that the fund will continue to hold any particular security.


130                     AIM V.I. GROWTH AND INCOME FUND


our specific plans to buy or sell stocks,                                      [GRAPH APPEARS HERE]
we can say that as of this time, Microsoft    RESULTS OF A $10,000 INVESTMENT
remains a large holding in the fund. We       -------------------------------
believe that the company's growth             5/2/94 - 12/31/99
prospects remain strong, especially with
the upcoming introduction of two new          AVERAGE ANNUAL TOTAL RETURNS
software products: Office 2000 and            As of 12/31/99
Windows 2000. Over the short term, the        Inception (5/2/94)        24.49%
stock may be volatile, but this is a core     5 Years                   28.18
growth company that should continue to        1 Year                    34.25
be a part of our portfolio.
                                                                                 AIM V.I.
Q. WHAT WERE CONDITIONS LIKE FOR                                             GROWTH AND INCOME      RUSSELL      S & P
FINANCIAL STOCKS?                                        (In thousands)            FUND              1000         500
A. Interest-rate concerns have plagued                                       ------------------------------------------
financial stocks, causing them to experi-                   5/2/94                10,000            10,000       10,000
ence substantial volatility. But the long-                  12/94                  9,999            10,326       10,396
term prospects for banks and insurance                      12/95                 13,385            14,227       14,299
companies seem favorable based on the                       12/96                 16,054            17,420       17,579
continued strength of their earnings.                       12/97                 20,183            23,143       23,443
Another issue gives us reason to believe                    12/98                 25,771            29,397       30,147
that financial stocks may soon recover.                     12/99                 34,597            35,545       36,489
Late in 1999, Congress reformed the
Glass-Steagall Act, which was created to      ----------------------------------
separate commercial and investment            SOURCE: LIPPER, INC.
banking. Many analysts believe this may       Past performance cannot guarantee comparable future results.
set off a blizzard of merger-and-acqui-
sition activity among banks, insurance        MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE.
companies, investment managers and            RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM
brokers.                                      THE HISTORICAL PERFORMANCE SHOWN.

Q. WHAT HAPPENED IN THE HEALTH-               The performance figures shown here, which represent AIM V.I. Growth and
CARE INDUSTRY OVER THE PAST YEAR?             Income Fund, are not intended to reflect actual annuity values, and they do
A. Health-care stocks have been disap-        not reflect charges at the separate-account level which (if applied) would
pointing for several reasons: First, at       lower them. AIM V.I. Growth and Income Fund's performance figures are
times during 1999 growth stocks such as       historical, and they reflect changes in net asset value and the reinvestment
health care went out of favor and             of distributions. The fund's investment return and principal value will
investors looked into cyclical stocks that    fluctuate, so an investor's shares, when redeemed, may be worth more or less
are more sensitive to the economy.            than their original cost.
Second, many health-care stocks were            The unmanaged Russell 1000 Stock Index (the Russell 1000) is generally
considered too expensive, and they have       considered representative of the performance of the stocks of
fallen out of favor with some investors.      large-capitalization companies. The unmanaged Standard & Poor's Composite of
Third, concerns about political reform        500 Stocks (the S&P 500) is generally considered representative of the
continue to hang over the health-care         performance of the stock market in general. Data for the indexes are for the
industry. Recent changes in Medicare's        period 4/30/94-12/31/99.
reimbursement programs affect the bot-          The fund will no longer measure its performance against the S&P 500,
tom lines of hospitals, nursing homes and     the index published in previous shareholder reports. Because this is the
other service providers. Over the long        first reporting period since we have adopted the new index, SEC guidelines
term, we believe the industry will make a     require us to compare the fund's performance to that of both the old and the
comeback, if for the simple fact that baby    new index. An investment cannot be made in an index. Unless otherwise
boomers will spend more money on              indicated, index results include reinvested dividends.
health care as they age. The fund's health-
care holdings decreased over the year.        Q. BESIDES TECHNOLOGY, WHAT              Q. WHAT'S YOUR OUTLOOK FOR THE
                                              OTHER AREAS PERFORMED WELL FOR           NEAR TERM?
                                              THE FUND?                                A. Our outlook for the market remains
                                              A. The fund increased its holdings in    positive. The United States is experiencing
                                              consumer cyclicals, including retail     one of the longest expansion periods in
                                              stocks. Consumer-cyclical companies      its history and inflation is low. We believe
                                              benefited from a booming economy,        the environment remains favorable for
                                              nearly full employment and robust sales. equities despite short-term market
                                              Dayton-Hudson, which owns Marshall       volatility.
                                              Fields, Target and Mervyn's stores,
                                              became a top 10 holding for the fund
                                              during the year. The company, which
                                              operates more than 1,200 stores, report-
                                              ed strong earnings in its most recent
                                              quarter.



                      AIM V.I. GROWTH AND INCOME FUND                        131

SCHEDULE OF INVESTMENTS

December 31, 1999

                                                                   MARKET
                                                     SHARES        VALUE
COMMON STOCKS AND OTHER EQUITY INTERESTS - 93.07%

BANKS (MONEY CENTER) - 2.23%

Chase Manhattan Corp. (The)                            700,000 $   54,381,250
-----------------------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE) - 3.80%

AT&T Corp. - Liberty Media Group-Class A(a)            275,000     15,606,250
-----------------------------------------------------------------------------
Comcast Corp. - Class A(a)                             850,000     42,712,500
-----------------------------------------------------------------------------
MediaOne Group, Inc.(a)                                450,000     34,565,625
-----------------------------------------------------------------------------
                                                                   92,884,375
-----------------------------------------------------------------------------

CHEMICALS (DIVERSIFIED) - 0.29%

Monsanto Co.                                           200,000      7,125,000
-----------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT - 8.06%

Corning, Inc.                                          150,000     19,340,625
-----------------------------------------------------------------------------
JDS Uniphase Corp.(a)                                  200,000     32,262,500
-----------------------------------------------------------------------------
Lucent Technologies, Inc.                              440,000     32,917,500
-----------------------------------------------------------------------------
Motorola, Inc.                                         250,000     36,812,500
-----------------------------------------------------------------------------
QUALCOMM Inc.(a)                                        84,400     14,875,500
-----------------------------------------------------------------------------
Nokia Oyj  - ADR (Finland)                             250,000     47,500,000
-----------------------------------------------------------------------------
Telefonaktiebolaget LM Ericsson - ADR (Sweden)         200,000     13,137,500
-----------------------------------------------------------------------------
                                                                  196,846,125
-----------------------------------------------------------------------------

COMPUTERS (HARDWARE) - 3.75%

Dell Computer Corp.(a)                                 400,000     20,400,000
-----------------------------------------------------------------------------
Sun Microsystems, Inc.(a)                              920,000     71,242,500
-----------------------------------------------------------------------------
                                                                   91,642,500
-----------------------------------------------------------------------------

COMPUTERS (NETWORKING) - 3.07%

Cisco Systems, Inc.(a)                                 700,000     74,987,500
-----------------------------------------------------------------------------

COMPUTERS (PERIPHERALS) - 1.57%

EMC Corp.(a)                                           349,999     38,237,391
-----------------------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES) - 17.17%

America Online, Inc.(a)                                350,000     26,403,125
-----------------------------------------------------------------------------
At Home Corp. - Series A(a)                            300,000     12,862,500
-----------------------------------------------------------------------------
Intuit Inc.(a)                                         225,000     13,485,937
-----------------------------------------------------------------------------
Microsoft Corp.(a)                                   1,000,000    116,750,000
-----------------------------------------------------------------------------
Novell, Inc.(a)                                      3,150,000    125,803,125
-----------------------------------------------------------------------------
Oracle Corp.(a)                                        300,000     33,618,750
-----------------------------------------------------------------------------
VERITAS Software Corp.(a)                              300,000     42,937,500
-----------------------------------------------------------------------------
Yahoo! Inc.(a)                                          60,000     25,961,250
-----------------------------------------------------------------------------
USWeb Corp.(a)                                         150,000      6,665,625
-----------------------------------------------------------------------------
Whitman-Hart, Inc.(a)                                  280,000     15,015,000
-----------------------------------------------------------------------------
                                                                  419,502,812
-----------------------------------------------------------------------------

ELECTRIC COMPANIES - 1.36%

Houston Industries, Inc. - $3.29 Conv. Pfd.            275,000     33,137,500
-----------------------------------------------------------------------------

                                                                   MARKET
                                                     SHARES        VALUE

ELECTRICAL EQUIPMENT - 2.69%

General Electric Co.                                   425,000 $   65,768,750
-----------------------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS) - 1.36%

Linear Technology Corp.                                160,000     11,450,000
-----------------------------------------------------------------------------
Texas Instruments, Inc.                                225,000     21,796,875
-----------------------------------------------------------------------------
                                                                   33,246,875
-----------------------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR) - 1.05%

Applied Materials, Inc.(a)                             150,000     19,003,125
-----------------------------------------------------------------------------
Teradyne, Inc.(a)                                      100,000      6,600,000
-----------------------------------------------------------------------------
                                                                   25,603,125
-----------------------------------------------------------------------------

FINANCIAL (DIVERSIFIED) - 5.40%

American Express Co.                                   425,000     70,656,250
-----------------------------------------------------------------------------
Citigroup, Inc.                                        850,000     47,228,125
-----------------------------------------------------------------------------
Freddie Mac                                            300,000     14,118,750
-----------------------------------------------------------------------------
                                                                  132,003,125
-----------------------------------------------------------------------------

HEALTH CARE (DIVERSIFIED) - 7.51%

American Home Products Corp.                           575,000     22,676,562
-----------------------------------------------------------------------------
Bristol-Myers Squibb Co.                               575,000     36,907,812
-----------------------------------------------------------------------------
Johnson & Johnson                                      450,000     41,906,250
-----------------------------------------------------------------------------
Warner-Lambert Co.                                   1,000,000     81,937,500
-----------------------------------------------------------------------------
                                                                  183,428,124
-----------------------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS) - 1.25%

Pharmacia & Upjohn, Inc.                               162,700      7,321,500
-----------------------------------------------------------------------------
Schering-Plough Corp.                                  550,000     23,203,125
-----------------------------------------------------------------------------
                                                                   30,524,625
-----------------------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
 SUPPLIES) - 1.37%

Guidant Corp.(a)                                       500,000     23,500,000
-----------------------------------------------------------------------------
Medtronic, Inc.                                        270,000      9,838,125
-----------------------------------------------------------------------------
                                                                   33,338,125
-----------------------------------------------------------------------------

INSURANCE (MULTI-LINE) - 2.43%

American International Group, Inc.                     550,000     59,468,750
-----------------------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE - 4.90%

Goldman Sachs Group, Inc. (The)                        225,000     21,192,188
-----------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                              150,000     12,525,000
-----------------------------------------------------------------------------
Morgan Stanley, Dean Witter & Co.                      509,100     72,674,025
-----------------------------------------------------------------------------
Schwab (Charles) Corp. (The)                           350,000     13,431,250
-----------------------------------------------------------------------------
                                                                  119,822,463
-----------------------------------------------------------------------------

LODGING-HOTELS - 0.69%

Carnival Corp.                                         350,000     16,734,375
-----------------------------------------------------------------------------

132                     AIM V.I. GROWTH AND INCOME FUND

                                                          MARKET
                                            SHARES        VALUE

MANUFACTURING (DIVERSIFIED) - 3.98%

Tyco International Ltd.                     2,250,000 $   87,468,750
--------------------------------------------------------------------
United Technologies Corp.                     150,000      9,750,000
--------------------------------------------------------------------
                                                          97,218,750
--------------------------------------------------------------------

OIL (DOMESTIC INTEGRATED) - 0.36%

Conoco Inc. - Class B                         350,000      8,706,250
--------------------------------------------------------------------

OIL (INTERNATIONAL INTEGRATED) - 1.40%

Exxon Mobil Corp.                             425,000     34,239,063
--------------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT) - 0.95%

Halliburton Co.                               225,000      9,056,250
--------------------------------------------------------------------
Schlumberger Ltd.                             225,000     12,656,250
--------------------------------------------------------------------
Transocean Sedco Forex Inc.                    43,650      1,470,459
--------------------------------------------------------------------
                                                          23,182,959
--------------------------------------------------------------------

RAILROADS - 0.61%

Kansas City Southern Industries, Inc.         200,000     14,925,000
--------------------------------------------------------------------

RETAIL (BUILDING SUPPLIES) - 2.30%

Home Depot, Inc. (The)                        450,000     30,853,125
--------------------------------------------------------------------
Lowe's Cos., Inc.                             425,000     25,393,750
--------------------------------------------------------------------
                                                          56,246,875
--------------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS) - 1.78%

Best Buy Co., Inc.(a)                         450,000     22,584,375
--------------------------------------------------------------------
Tandy Corp.                                   425,000     20,904,688
--------------------------------------------------------------------
                                                          43,489,063
--------------------------------------------------------------------

RETAIL (DEPARTMENT STORES) - 0.52%

Kohl's Corp.(a)                               177,500     12,813,281
--------------------------------------------------------------------

RETAIL (DISCOUNTERS) - 2.12%

Wal-Mart Stores, Inc.                         750,000     51,843,750
--------------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE) - 3.45%

Costco Companies, Inc.(a)                     120,000     10,950,000
--------------------------------------------------------------------
Dayton Hudson Corp.                         1,000,000     73,437,500
--------------------------------------------------------------------
                                                          84,387,500
--------------------------------------------------------------------

RETAIL (SPECIALTY) - 0.47%

Amazon.com, Inc.(a)                           150,000     11,418,750
--------------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING) - 0.43%

Young & Rubicam Inc.                          150,000     10,612,500
--------------------------------------------------------------------

SERVICES (DATA PROCESSING) - 1.14%

Concord EFS, Inc.(a)                          412,500     10,621,875
--------------------------------------------------------------------
First Data Corp.                              350,000     17,259,375
--------------------------------------------------------------------
                                                          27,881,250
--------------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 1.01%

Nextel Communications, Inc. - Class A(a)      240,000     24,750,000
--------------------------------------------------------------------

                                                                    MARKET
                                                       SHARES       VALUE
TELECOMMUNICATIONS (LONG DISTANCE) - 0.98%

MCI WorldCom, Inc.(a)                                   450,000 $   23,878,125
------------------------------------------------------------------------------

TELEPHONE - 1.62%

GTE Corp.                                               140,000      9,878,750
------------------------------------------------------------------------------
SBC Communications, Inc.                                350,000     17,062,500
------------------------------------------------------------------------------
US West, Inc.                                           175,000     12,600,000
------------------------------------------------------------------------------
                                                                    39,541,250
------------------------------------------------------------------------------

  Total Common Stocks & Other Equity Interests (Cost
   $1,506,613,509)                                               2,273,817,156
------------------------------------------------------------------------------

                                                     PRINCIPAL
                                                       AMOUNT
CORPORATE BONDS & NOTES - 2.19%

COMPUTERS (HARDWARE) - 0.19%

Candescent Technology Corp., Sr. Conv. Sub. Deb.,
 7.00%, 05/01/03 (Acquired 04/17/98-11/30/98; Cost
 $5,888,863)(b)                                      $6,000,000      4,680,000
------------------------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES) - 1.53%

VERITAS Software Corp., Conv. Unsec. Notes, 5.25%,
 11/01/04                                             3,750,000     37,490,625
------------------------------------------------------------------------------

RETAIL (SPECIALTY) - 0.47%

Amazon.com, Inc., Conv. Sub. Deb., 4.75%, 02/01/09   10,000,000     11,362,500
------------------------------------------------------------------------------
  Total Corporate Bonds & Notes (Cost $21,427,063)                  53,533,125
------------------------------------------------------------------------------

                                                       SHARES

MONEY MARKET FUNDS - 4.60%

STIC Liquid Assets Portfolio(c)                      56,233,089     56,233,089
------------------------------------------------------------------------------
STIC Prime Portfolio(c)                              56,233,089     56,233,089
------------------------------------------------------------------------------
  Total Money Market Funds (Cost $112,466,178)                     112,466,178
------------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.86% (COST $1,640,506,750)                 2,439,816,459
------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES - 0.14%                                3,447,521
------------------------------------------------------------------------------
NET ASSETS - 100.00%                                            $2,443,263,980
==============================================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
Conv.  - Convertible
Deb.   - Debentures
Pfd.   - Preferred
Sr.    - Senior
Sub.   - Subordinate
Unsec. - Unsecured

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of this security has been determined in accordance with procedures established by the Board of Directors. The market value of this security at 12/31/99 represents 0.19% of the Fund's net assets.
(c) The money market fund has the same investment advisor as the Fund.

See Notes to Financial Statements.

                        AIM V.I. GROWTH AND INCOME FUND                      133

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

ASSETS:

Investments, at market value (cost $1,640,506,750)        $2,439,816,459
------------------------------------------------------------------------
Receivables for:
 Investments sold                                              8,981,263
------------------------------------------------------------------------
 Capital stock sold                                            1,356,527
------------------------------------------------------------------------
 Dividends and interest                                        1,442,965
------------------------------------------------------------------------
Investment for deferred compensation plan                         32,290
------------------------------------------------------------------------
Other assets                                                       2,860
------------------------------------------------------------------------
  Total assets                                             2,451,632,364
------------------------------------------------------------------------

LIABILITIES:

Payables for:
 Investments purchased                                         4,825,541
------------------------------------------------------------------------
 Capital stock reacquired                                      1,633,624
------------------------------------------------------------------------
 Deferred compensation plan                                       32,290
------------------------------------------------------------------------
Accrued advisory fees                                          1,177,844
------------------------------------------------------------------------
Accrued administrative services fees                             644,499
------------------------------------------------------------------------
Accrued operating expenses                                        54,586
------------------------------------------------------------------------
  Total liabilities                                            8,368,384
------------------------------------------------------------------------
Net assets applicable to shares outstanding               $2,443,263,980
========================================================================

CAPITAL SHARES, $0.001 PAR VALUE PER SHARE:

 Authorized                                                  250,000,000
------------------------------------------------------------------------
 Outstanding                                                  77,338,464
========================================================================
Net asset value, offering and redemption price per share  $        31.59
========================================================================


STATEMENT OF OPERATIONS

For the year ended December 31, 1999


INVESTMENT INCOME:

Dividends (net of $16,291 foreign withholding tax)               $ 12,399,500
------------------------------------------------------------------------------
Interest                                                            4,576,574
------------------------------------------------------------------------------
  Total investment income                                          16,976,074
------------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                      10,438,977
------------------------------------------------------------------------------
Administrative services fees                                        2,156,876
------------------------------------------------------------------------------
Custodian fees                                                        145,809
------------------------------------------------------------------------------
Directors' fees                                                        14,383
------------------------------------------------------------------------------
Other                                                                 442,382
------------------------------------------------------------------------------
  Total expenses                                                   13,198,427
------------------------------------------------------------------------------
Less: Expenses paid indirectly                                         (4,998)
------------------------------------------------------------------------------
  Net expenses                                                     13,193,429
------------------------------------------------------------------------------
Net investment income                                               3,782,645
------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES,
 FOREIGN CURRENCIES AND OPTION CONTRACTS:

Net realized gain (loss) from:
 Investment securities                                             75,519,935
------------------------------------------------------------------------------
 Foreign currencies                                                       915
------------------------------------------------------------------------------
 Option contracts                                                  (3,870,423)
------------------------------------------------------------------------------
                                                                   71,650,427
------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
 Investment securities                                            486,666,488
------------------------------------------------------------------------------
 Foreign currencies                                                    (9,359)
------------------------------------------------------------------------------
 Option contracts                                                   1,110,542
------------------------------------------------------------------------------
                                                                  487,767,671
------------------------------------------------------------------------------
Net gain from investment securities, foreign currencies and
 option contracts                                                 559,418,098
------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $563,200,743
==============================================================================

See Notes to Financial Statements.

134                     AIM V.I. GROWTH AND INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1999 and 1998

                                                     1999            1998
                                                --------------  --------------
OPERATIONS:

 Net investment income                          $    3,782,645  $   12,149,523
-------------------------------------------------------------------------------
 Net realized gain from investment securities,
  foreign currencies and futures and option
  contracts                                         71,650,427       5,086,770
-------------------------------------------------------------------------------
 Change in net unrealized appreciation of
  investment securities, foreign currencies and
  futures and option contracts                     487,767,671     224,324,487
-------------------------------------------------------------------------------
  Net increase in net assets resulting from
   operations                                      563,200,743     241,560,780
-------------------------------------------------------------------------------
 Dividends to shareholders from net investment
  income                                           (11,988,578)     (4,873,870)
-------------------------------------------------------------------------------
 Distributions to shareholders from net
  realized gains                                    (8,277,648)    (12,029,125)
-------------------------------------------------------------------------------
 Net increase from capital stock transactions      638,270,694     398,288,439
-------------------------------------------------------------------------------
  Net increase in net assets                     1,181,205,211     622,946,224
-------------------------------------------------------------------------------

NET ASSETS:

 Beginning of year                               1,262,058,769     639,112,545
-------------------------------------------------------------------------------
 End of year                                    $2,443,263,980  $1,262,058,769
===============================================================================

NET ASSETS CONSIST OF:

 Capital (par value and additional paid-in)     $1,574,186,117  $  935,990,892
-------------------------------------------------------------------------------
 Undistributed net investment income                 3,411,046      11,997,368
-------------------------------------------------------------------------------
 Undistributed net realized gain on sales from
  investment securities, foreign currencies and
  futures and option contracts                      66,361,018       2,532,381
-------------------------------------------------------------------------------
 Unrealized appreciation of investment
  securities, foreign currencies and futures
  and option contracts                             799,305,799     311,538,128
-------------------------------------------------------------------------------
                                                $2,443,263,980  $1,262,058,769
===============================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 1999

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM V.I. Growth and Income Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended
(the "1940 Act"), as an open-end series management investment company consisting of seventeen separate portfolios. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is to seek growth of capital with current income as a secondary objective.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
    Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such

                        AIM V.I. GROWTH AND INCOME FUND                      135
   securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.
   On December 31, 1999, paid-in-capital was increased by $795, undistributed net investment income was decreased by $380,389 and undistributed net realized gains increased by $379,594 as a result of differing book/tax treatment of foreign currency transactions and other reclassifications. Net assets of the Fund were unaffected by the reclassifications above.
C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Foreign Currency Translations--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S.
   dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Covered Call Options - The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
    A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million.
 The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services and other administrative services to the Fund. For the year ended December 31, 1999, the Fund paid AIM $2,156,876 of which AIM retained $102,711 for such services.
 The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. Certain officers and directors of the Company are officers of AIM and AIM Distributors.
 During the year ended December 31, 1999, the Fund paid legal fees of $6,283 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3 - INDIRECT EXPENSES
During the year ended December 31, 1999, the Fund received reductions in custodian fees of $4,998 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $4,998 during the year ended December 31, 1999.

NOTE 4 - DIRECTORS' FEES
Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

136                     AIM V.I. GROWTH AND INCOME FUND

NOTE 5 - BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6 - CALL OPTION CONTRACTS WRITTEN
Transactions in call options written during the year ended December 31, 1999 are summarized as follows:

                   CALL OPTION CONTRACTS
                   ---------------------
                   NUMBER OF  PREMIUMS
                   CONTRACTS  RECEIVED
                   --------- -----------
Beginning of year    2,667   $   617,471
-----------------------------------------
Written              7,350     7,711,801
-----------------------------------------
Closed              (5,917)   (6,761,366)
-----------------------------------------
Exercised           (1,100)     (161,695)
-----------------------------------------
Expired             (3,000)   (1,406,211)
-----------------------------------------
End of year             --   $        --
=========================================

NOTE 7 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1999 was $2,173,804,512 and $1,547,643,195, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 1999 is as follows:

Aggregate unrealized appreciation of investment securities    $808,508,094
---------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (17,623,361)
---------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $790,884,733
===========================================================================
Cost of investments for tax purposes is $1,648,931,726.

NOTE 8 - CAPITAL STOCK
Changes in capital stock outstanding during the years ended December 31, 1999 and 1998 were as follows:

                                    1999                      1998
                           ------------------------  ------------------------
                             SHARES       AMOUNT       SHARES       AMOUNT
                           ----------  ------------  ----------  ------------
Sold                       27,157,175  $712,881,530  19,890,074  $409,625,526
------------------------------------------------------------------------------
Issued as reinvestment of
 dividends                    704,177    20,266,226     751,578    16,902,995
------------------------------------------------------------------------------
Reacquired                 (3,653,912)  (94,877,062) (1,379,171)  (28,240,082)
------------------------------------------------------------------------------
                           24,207,440  $638,270,694  19,262,481  $398,288,439
==============================================================================

                        AIM V.I. GROWTH AND INCOME FUND                      137

NOTE 9 - FINANCIAL HIGHLIGHTS
 Shown below are the financial highlights for a share outstanding of the Fund during each of the years in the four-year period ended December 31, 1999, the eleven months ended December 31, 1995 and the period May 2, 1994 (date operations commenced) through January 31, 1995.

                                           DECEMBER 31,
                          ------------------------------------------------------     JANUARY 31,
                           1999(a)        1998(a)      1997      1996     1995          1995
                          ----------     ----------  --------  --------  -------     -----------
Net asset value,
 beginning of period      $    23.75     $    18.87  $  15.03  $  12.68  $  9.98       $10.00
----------------------------------------------------------------------------------------------------
Income from investment
 operations:
  Net investment income         0.06           0.26      0.13      0.16     0.14         0.11
----------------------------------------------------------------------------------------------------
  Net gains (losses) on
   securities (both
   realized and
   unrealized)                  8.05           4.95      3.74      2.36     3.11        (0.02)
----------------------------------------------------------------------------------------------------
   Total from investment
    operations                  8.11           5.21      3.87      2.52     3.25         0.09
----------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net
   investment income           (0.16)         (0.09)    (0.01)    (0.14)   (0.14)       (0.11)
----------------------------------------------------------------------------------------------------
  Distributions from net
   realized gains              (0.11)         (0.24)    (0.02)    (0.03)   (0.41)          --
----------------------------------------------------------------------------------------------------
   Total distributions         (0.27)         (0.33)    (0.03)    (0.17)   (0.55)       (0.11)
----------------------------------------------------------------------------------------------------
Net asset value, end of
 period                   $    31.59     $    23.75  $  18.87  $  15.03  $ 12.68       $ 9.98
====================================================================================================
Total return(b)                34.25%         27.68%    25.72%    19.95%   32.65%        0.90%
----------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL
 DATA:

Net assets, end of
 period (000s omitted)    $2,443,264     $1,262,059  $639,113  $209,332  $38,567       $7,380
====================================================================================================
Ratio of expenses to
 average net assets             0.77%(c)       0.65%     0.69%     0.78%    0.78%(d)     1.07%(d)(e)
====================================================================================================
Ratio of net investment
 income to average net
 assets                         0.22%(c)       1.34%     1.15%     2.05%    1.92%(d)     1.95%(d)(e)
====================================================================================================
Portfolio turnover rate           93%           140%      135%      148%     145%          96%
====================================================================================================

(a) Calculated using average shares outstanding.
(b) Total returns are not annualized for periods less than one year.
(c) Ratios are based on average net assets of $1,718,996,207.
(d) Annualized.
(e) After fee waivers and/or expense reimbursements. Ratios of expenses and net investment income to average net assets prior to fee waivers and/or expense reimbursements were 1.72% (annualized) and 1.30% (annualized), respectively.

138                     AIM V.I. GROWTH AND INCOME FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors
AIM Variable Insurance Funds, Inc.

We have audited the accompanying statement of assets and liabilities of AIM V.I. Growth and Income Fund, a series of shares of common stock of AIM Variable Insurance Funds, Inc. including the schedule of investments as of December 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, the eleven month period ended December 31, 1995 and the period May 2, 1994 (date operations commenced) through January 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Growth and Income Fund, as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, the eleven month period ended December 31, 1995 and the period May 2, 1994 (date operations commenced) through January 31, 1995 in conformity with generally accepted accounting principles.

                                     TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2000

                        AIM V.I. GROWTH AND INCOME FUND                      139

DIRECTORS, OFFICERS,      BOARD OF DIRECTORS                      OFFICERS                   OFFICE OF THE FUND
AND OTHER SERVICE
PROVIDERS OF AIM          Charles T. Bauer                        Charles T. Bauer           11 Greenway Plaza
VARIABLE INSURANCE        Chairman                                Chairman                   Suite 100
FUNDS, INC.               A I M Management Group Inc.                                        Houston, TX 77046
                                                                  Robert H. Graham           (800) 347-1919
                          Bruce L. Crockett                       President
                          Director                                                           INVESTMENT ADVISOR
                          ACE Limited;                            Carol F. Relihan
                          Formerly Director, President, and       Senior Vice President      A I M Advisors, Inc.
                          Chief Executive Officer                 and Secretary              11 Greenway Plaza
                          COMSAT Corporation                                                 Suite 100
                                                                  Gary T. Crum               Houston, TX 77046
                          Owen Daly II                            Senior Vice President
                          Director                                                           TRANSFER AGENT AND CUSTODIAN
                          Cortland Trust Inc.                     Dana R. Sutton
                                                                  Vice President and         State Street Bank and Trust Company
                          Edward K. Dunn Jr.                      Treasurer                  225 Franklin Street
                          Chairman, Mercantile Mortgage Corp.;                               Boston, MA 02110
                          Formerly Vice Chairman, President       Robert G. Alley
                          and Chief Operating Officer,            Vice President             COUNSEL TO THE FUNDS
                          Mercantile-Safe Deposit & Trust Co.;
                          and President, Mercantile Bankshares    Stuart W. Coco             Freedman, Levy, Kroll &
                                                                  Vice President             Simonds
                          Jack Fields                                                        1050 Conn. Avenue, N.W.
                          Chief Executive Officer                 Melville B. Cox            Washington, D.C. 20036
                          Texana Global Inc.;                     Vice President
                          Formerly, Member of the                                            COUNSEL TO THE DIRECTORS
                          U.S. House of Representatives           Karen Dunn Kelley
                                                                  Vice President             Kramer, Levin, Naftalis & Frankel LLP
                          Carl Frischling                                                    919 Third Avenue
                          Partner                                 Edgar M. Larsen            New York, NY 10022
                          Kramer, Levin, Naftalis & Frankel LLP   Vice President
                                                                                             DISTRIBUTOR
                          Robert H. Graham                        Mary J. Benson
                          President and Chief Executive Officer   Assistant Vice President   A I M Distributors, Inc.
                          A I M Management Group Inc.             and Assistant Treasurer    11 Greenway Plaza
                                                                                             Suite 100
                          Prema Mathai-Davis                      Sheri Morris               Houston, TX 77046
                          Chief Executive Officer, YWCA of the    Assistant Vice President
                          U.S.A.                                  and Assistant Treasurer    INDEPENDENT AUDITORS

                          Lewis F. Pennock                        Renee A. Friedli           Tait, Weller & Baker
                          Attorney                                Assistant Secretary        8 Penn Center Plaza
                                                                                             Suite 800
                          Louis S. Sklar                          P. Michelle Grace          Philadelphia, PA 19103
                          Executive Vice President                Assistant Secretary
                          Hines Interests
                          Limited Partnership                     Nancy L. Martin
                                                                  Assistant Secretary

                                                                  Ofelia M. Mayo
                                                                  Assistant Secretary

                                                                  Lisa A. Moss
                                                                  Assistant Secretary

                                                                  Kathleen J. Pflueger
                                                                  Assistant Secretary

                                                                  Samuel D. Sirko
                                                                  Assistant Secretary

                                                                  Stephen I. Winer
                                                                  Assistant Secretary


REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)
AIM V.I. Growth & Income Fund paid ordinary dividends in the amount of $0.1583 per share to shareholders during its tax year ended December 31, 1999. Of these amounts 37.20% is eligible for the dividends received deduction for corporations.

The Fund also distributed long-term capital gains of $8,277,648 for the Fund's tax year ended December 31, 1999. Of long-term capital gains distributed, 100% is 20% rate gain.

140                     AIM V.I. GROWTH AND INCOME FUND

The Managers' Overview

FUND BEATS INDEXES DESPITE
SECOND-WORST BOND MARKET

A roundtable discussion with the fund management team for AIM V.I. High Yield
Fund for the fiscal year ended December 31, 1999.

Q. THE PAST YEAR WAS THE WORST FOR             return of the Lehman High Yield              Q. HOW DID HIGH-YIELD BONDS
BONDS SINCE 1994. HOW DID AIM V.I.             Bond Index.                                  FARE IN THIS DIFFICULT MARKET?
HIGH YIELD FUND PERFORM?                                                                    A. High-yield bonds withstood some
A. Despite the difficult market environment    Q. WHAT WERE THE MAJOR TRENDS IN BOND        of the pressure of rising interest
for fixed-income investments during the        MARKETS DURING 1999?                         rates to outperform the rest of the
fiscal year, AIM V.I. High Yield Fund          A. This past year has been a challenging     fixed-income market for most of 1999.
continued to report solid returns. For the     period for bond investors. Throughout        Nonetheless, these bonds continued
fiscal year ended December 31, 1999, the       1999, downward pressure on bond prices       to face other challenges. At midyear,
fund posted a 10.52% return. Boosted by        came from the U.S. economy's continued       a flood of new high-yield issuance
our success in identifying companies that      strong growth, improving global economies,   created an imbalance between supply
continue to enjoy rapid earnings growth,       rising long-term interest rates and          and demand as Y2K concerns suppressed
fund performance handily outpaced the 4.78%    inflation fears. These factors contributed   demand for these bonds. This
gain of the Lipper High Current Yield          to a market environment in which investors   combination of oversupply and
Fund Index, as well as the 2.39%               favored stocks over bonds. Against this      shrinking demand pushed high-yield
                                               backdrop, low unemployment and rising        bond prices downward.
FUND OUTPERFORMS INDEXES                       commodity prices created fears of              High-yield bond funds also suffered
                                               inflation. Bond investors are particularly   as a result of negative fund flows
One-year returns as of 12/31/99                attuned to hints of higher prices because    during 1999. In contrast to the past
                                               inflation erodes the purchasing power of     several years, when high-yield bond
AIM V.I. High Yield Fund      10.52%           future interest and principal payments.      funds enjoyed record cash inflows,
Lipper High Current Yield                      For these reasons, 1999 saw the worst        lower bond prices and greater market
 Fund Index                    4.78%           calendar-year performance for bonds          volatility during the fiscal year
Lehman High Yield Bond Index   2.39%           since 1994.                                  eroded investor interest in this sector.
                                                                                            Although high-yield bonds enjoyed
                                                                                            a rally early in 1999, tax-loss selling
                                                                                            and Y2K pressures in December caused
                                                                                            more disappointments. These actions
                                                                                            pushed the average yield of high-yield
                                                                                            bonds up to almost 12% at year-
PORTFOLIO COMPOSITION

As of 12/31/99, based on total net assets

TOP 10 HOLDINGS                                TOP 10 INDUSTRIES

 1. American Tissue Inc.             4.45%       1. Telecommunications           17.95%
 2. Perry Ellis International, Inc.  4.38           (Long Distance)
 3. DJ Orthopedics, LLC/             4.29        2. Telecommunications           14.77             [PIE CHART]
     DJ Orthopedics Capital Corp.                   (Cellular/Wireless)
 4. Hollywood Casino Corp.           4.25        3. Telephone                    10.23   Domestic High-Yield Bonds          71.13%
 5. Tele 1 Europe B.V. (Netherlands) 4.18        4. Gaming, Lottery &             9.83   International High-Yield Bonds     16.79%*
 6. Primus Telecommunications        4.14            Parimutuel Companies                Equities                            3.16%
     Group, Inc.                                 5. Textiles (Apparel)            6.13   Cash/Cash Equivalents               6.11%
 7. Worldwide Fiber Inc. (Canada)    4.11        6. Personal Care                 4.45   Other Assets                        2.81%
 8. Jazztel PLC (United Kingdom)     4.09        7. Health Care                   4.29
 9. KMC Telecom Holdings, Inc.       3.98           (Medical Products & Supplies)        * The fund did not invest in emerging
10. Winsloew Furniture, Inc.         3.92        8. Household Furnishings &                markets during the fiscal year.
                                                     Appliances                   4.14
                                                 9. Leisure Time (Products)       2.59
                                                10. Computers (Peripherals)       2.59

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.

                           AIM V.I. HIGH YIELD FUND                          141

end-approximately 1.2% over historical                                                    [GRAPH APPEARS HERE]
standards.
    In light of the challenging market         RESULTS OF A $10,000 INVESTMENT
conditions faced by bond issuers, the          5/1/98 - 12/31/99
default rate for the high-yield bond
sector continued to climb and is               AVERAGE ANNUAL TOTAL RETURNS
expected to top 5% for the year.               As of 12/31/99
Fortunately, our credit research allowed       Inception (5/1/98)           -1.26%
AIM V.I. High Yield Fund to avoid any          1 Year                       10.52
defaults during 1999.
                                                                                                                       LIPPER
Q. HOW DID YOU MANAGE THE FUND?                                              AIM V.I.            LEHMAN HIGH        HIGH CURRENT
A. Coming into year-end, we believed                                        HIGH YIELD           YIELD BOND          YIELD FUND
that the perception of risk surrounding                                        FUND                 INDEX               INDEX
Y2K might give financial markets some           (In thousands)           ---------------------------------------------------------
troubles as investors decided to stay               5/1/98                   10,000                 10,000             10,000
on the sideline in terms of fund purchases.         6/98                     10,050                 10,070              9,989
In anticipation of these events, we                 9/98                      9,130                  9,613              9,226
slightly increased the fund's cash holdings         12/98                     9,239                  9,817              9,477
at year-end. On December 31, cash and cash-         3/99                      9,584                  9,998              9,672
equivalent holdings accounted for more than         6/99                      9,804                 10,032              9,703
6% of the fund's total net assets. We believe       9/99                      9,720                  9,890              9,503
that it was prudent to have extra cash when         12/99                    10,212                 10,052              9,998
the changeover to 2000 occurred, because our   ---------------------
first priority is to safeguard our investors'  SOURCE: LIPPER, INC.
assets, especially in a turbulent market.      Past performance cannot guarantee comparable future results.
    While yield spreads have come down from
their 1998 levels, they still remained         MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF
high on a historical basis. As a result we     AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL
have found opportunities for higher yields     PERFORMANCE SHOWN.
in the lower-quality sectors of the high-
yield market. We repositioned the fund's       The performance figures shown here, which represent AIM V.I. High Yield Fund,
portfolio to include more CCC bonds in         are not intended to reflect actual annuity values, and they do not reflect
exchange for the opportunity to achieve        charges at the separate-account level which (if applied) would lower them.
higher yields. Lower-quality sectors in        AIM V.I. High Yield Fund's performance figures are historical, and they
the high-yield bond market generally           reflect changes in net asset value and the reinvestment of distributions. The
offer higher yields than most other issues     fund's investment return and principal value will fluctuate, so an
as a way to compensate investors for           investors's shares, when redeemed, may be worth more or less than their
taking on more risks.                          original cost. Had fees and expenses been waived during the reporting period,
    On the other hand, due to its greater      returns would have been lower.
interest-rate sensitivity, the BB sector             The unmanaged Lehman High Yield Bond Index, which represents the
of the high-yield market underperformed as     performance of investment-grade debt securities, is compiled by Lehman
interest rates rose during the year. Thus,     Brothers, a well-known global investment firm. The unmanaged Lipper High
we reduced our holdings in this sector to      Current Yield Fund Index represents an average of the performance of the 30
1.65% of total net assets at the end of        largest high-yield funds tracked by Lipper, Inc., an independent mutual fund
1999. Overall, the fund has an average         performance monitor. Data for the indexes are for the period 4/30/98-12/31/99.
credit quality of B.                                 Government securities (such as U.S. Treasury bills, notes and bonds)
                                               offer a high degree of safety, and they guarantee the timely payment of
Q. WHAT IS YOUR OUTLOOK FOR 2000?              principal and interest if held to maturity. Fund shares are not insured, and
A. The prospect of higher interest rates       their value will vary with market conditions. The fund invests in
and further defaults will keep the level       higher-yielding, lower-rated corporate bonds, commonly known as junk bonds.
of uncertainty and volatility high in the      These bonds have a greater risk of price fluctuation and loss of principal
high-yield sector. As a result, a recovery     than do U.S. government securities (such as U.S. Treasury bills, notes and
in the high-yield market may not occur until   bonds) for which the government guarantees the repayment of principal and
the second half of 2000. Although the past     interest if held to maturity.
year and a half have been a rough period             An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends.
                                               -------------------------------------------------------------------------------
                                               for the high-yield market, we believe     price for a high-yield bond over the
                                               that the worst may be behind us.          period 1992-1999 was about 95% of par
                                                   We also believe that the current      value. At the end of 1999, however, it
                                               high-yield environment represents an      was 85% of par value. Thus, we believe
                                               excellent opportunity for investors       that there are some built-in gains in the
                                               for several reasons. First, on an         difference between where prices are now
                                               absolute-yield basis, the average         and where they have been historically.
                                               high-yield bond finished the year         Aggressive investors who can take an
                                               at approximately 12%. When you compare    extended view and withstand short-term
                                               that to the long-term yield average,      market volatility may be rewarded in
                                               high-yield bonds seem cheap relative      the future.
                                               to other alternatives in the fixed-
                                               income universe. On an interesting
                                               note, the average


142                        AIM V.I. HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

December 31, 1999

                                                         PRINCIPAL    MARKET
                                                           AMOUNT      VALUE
CORPORATE BONDS & NOTES - 87.92%

AEROSPACE/DEFENSE - 1.49%

Precision Partners, Inc., Sr. Sub. Notes, 12.00%,
 03/15/09(a)                                             $  500,000 $   377,500
-------------------------------------------------------------------------------

COMPUTERS (NETWORKING) - 0.75%

Convergent Communications - Series B, Sr. Unsec. Notes,
 13.00%, 04/01/08                                           250,000     188,750
-------------------------------------------------------------------------------

COMPUTERS (PERIPHERALS) - 2.59%

Equinix Inc., Sr. Notes, 13.00%, 12/01/07(a)(b)             630,000     653,625
-------------------------------------------------------------------------------

FINANCIAL (DIVERSIFIED) - 2.23%

ONO Finance PLC (United Kingdom), Sr. Gtd. Sub. Notes,
 13.00%, 05/01/09                                           550,000     563,750
-------------------------------------------------------------------------------

GAMING, LOTTERY & PARIMUTUEL COMPANIES - 9.83%

Hollywood Casino Corp., 1st Mortgage Notes, 13.00%,
 08/01/06(a)                                              1,000,000   1,075,000
-------------------------------------------------------------------------------
Venetian Casino Resort LLC, Sec. Gtd. Mortgage Notes,
 12.25%, 11/15/04                                         1,000,000     867,500
-------------------------------------------------------------------------------
Resort at Summerlin LP - Series B, Sr. Unsec. Sub.
 Notes, 13.00%, 12/15/07                                    768,000     541,440
-------------------------------------------------------------------------------
                                                                      2,483,940
-------------------------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) - 4.29%

DJ Orthopedics, LLC/DJ Orthopedics Capital Corp., Sr.
 Unsec. Gtd. Sub. Notes, 12.63%, 06/15/09                 1,100,000   1,083,500
-------------------------------------------------------------------------------

HOUSEHOLD FURNISHING & APPLIANCES - 3.92%

Winsloew Furniture, Inc., Sr. Sub. Notes, 12.75%,
 08/15/07(a)(b)                                           1,100,000     990,000
-------------------------------------------------------------------------------

HOUSEWARES - 1.40%

Decora Industries, Inc. - Series B, Sr. Sec. Gtd.
 Notes, 11.00%, 05/01/05                                    440,000     354,200
-------------------------------------------------------------------------------

LEISURE TIME (PRODUCTS) - 2.59%

Marvel Enterprises, Inc., Sr. Unsec. Gtd. Sub. Notes,
 12.00%, 06/15/09                                           700,000     654,500
-------------------------------------------------------------------------------

LODGING - HOTELS - 0.48%

Stena Line A.B. (Sweden), Sr. Unsec. Yankee Notes,
 10.63%, 06/01/08                                           200,000     121,000
-------------------------------------------------------------------------------

MANUFACTURING (DIVERSIFIED) - 1.57%

GST Equipment Funding, Sr. Sec. Notes, 13.25%, 05/01/07     400,000     397,000
-------------------------------------------------------------------------------

METALS MINING - 1.95%

Bulong Operations PTV Ltd., Sr. Sec. Notes, 12.50%,
 12/15/08                                                   700,000     493,500
-------------------------------------------------------------------------------

PERSONAL CARE - 4.45%

American Tissue Inc., Sr. Sec. Notes, 12.50%,
 07/15/06(a)                                              1,100,000   1,124,750
-------------------------------------------------------------------------------



                                                        PRINCIPAL    MARKET
                                                          AMOUNT      VALUE

PHOTOGRAPHY/IMAGING - 1.65%

Polaroid Corp., Sr. Unsec. Notes, 11.50%, 02/15/06      $  420,000 $   417,900
------------------------------------------------------------------------------

RETAIL (SPECIALTY) - 0.84%

Vista Eyecare, Inc. - Series B, Sr. Unsec. Gtd. Sub.
 Notes, 12.75%, 10/15/05                                   525,000     212,625
------------------------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 13.27%

KMC Telecom Holdings, Inc., Sr. Notes, 13.50%,
 05/15/09(a)                                             1,000,000   1,005,000
------------------------------------------------------------------------------
Spectrasite Holdings, Inc.,
 Sr. Disc. Notes, 12.00%, 07/15/08(c)                      400,000     240,000
------------------------------------------------------------------------------
 Sr. Unsec. Disc. Notes, 11.25%, 04/15/09(c)                70,000      37,800
------------------------------------------------------------------------------
Worldwide Fiber Inc. (Canada), Sr. Notes, 12.00%,
 08/01/09(a)                                             1,000,000   1,037,500
------------------------------------------------------------------------------
Jazztel PLC (United Kingdom), Sr. Unsec. Notes,
 14.00%, 04/01/09                                        1,000,000   1,032,500
------------------------------------------------------------------------------
                                                                     3,352,800
------------------------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE) - 17.03%

DTI Holdings, Inc. - Series B, Sr. Unsec. Disc. Notes,
 12.50%, 03/01/08(c)                                       500,000     179,375
------------------------------------------------------------------------------
Destia Communications, Inc., Sr. Unsec. Notes, 13.50%,
 07/15/07                                                  650,000     690,625
------------------------------------------------------------------------------
GST Network Funding, Inc., Sr. Sec. Disc. Notes,
 10.50%, 05/01/08(c)                                     1,000,000     487,500
------------------------------------------------------------------------------
Primus Telecommunications Group, Inc., Sr. Notes,
 12.75%, 10/15/09(a)                                     1,000,000   1,045,000
------------------------------------------------------------------------------
Versatel Telecom International N.V. (Netherlands), Sr.
 Notes, 13.25%, 05/15/08                                   100,000     107,000
------------------------------------------------------------------------------
 Sr. Unsec. Notes, 11.88%, 07/15/09                        400,000     408,000
------------------------------------------------------------------------------
 Sr. Unsec. Notes, 13.25%, 05/15/08                        200,000     214,000
------------------------------------------------------------------------------
Long Distance International, Inc., Sr. Unsec. Notes,
 12.25%, 04/15/08                                          140,000      81,550
------------------------------------------------------------------------------
Tele1 Europe B.V. (Netherlands), Sr. Unsec. Notes,
 13.00%, 05/15/09(a)(b)                                  1,000,000   1,055,000
------------------------------------------------------------------------------
Viatel, Inc., Sr. Notes, 11.50%, 03/15/09(a)                34,302      34,988
------------------------------------------------------------------------------
                                                                     4,303,038
------------------------------------------------------------------------------

TELEPHONE - 10.01%

Logix Communications Enterprises, Sr. Unsec. Notes,
 12.25%, 06/15/08                                          550,000     430,375
------------------------------------------------------------------------------
U.S. Xchange LLC, Sr. Unsec. Notes, 15.00%, 07/01/08       460,000     442,750
------------------------------------------------------------------------------
FirstWorld Communications Inc., Sr. Unsec. Disc.
 Notes, 13.00%, 04/15/08(c)                                350,000     211,750
------------------------------------------------------------------------------
NEXTLINK Communications, Inc., Sr., Unsec., Disc.,
 Notes, 12.25%, 06/01/09(c)                                500,000     310,000
------------------------------------------------------------------------------
NTL Communications Corp. - Series B, Sr. Unsec. Notes,
 12.38%, 10/01/08(a)(c)                                    750,000     530,625
------------------------------------------------------------------------------
PTC International Finance II SA (Luxembourg), Sr. Gtd.
 Sub. Notes, 11.25%, 12/01/09 (Acquired 11/16/99; Cost
 $591,168)(d)                                              600,000     603,000
------------------------------------------------------------------------------
                                                                     2,528,500
------------------------------------------------------------------------------

                            AIM V.I. HIGH YIELD FUND                         143

                                                        PRINCIPAL    MARKET
                                                          AMOUNT      VALUE

TEXTILES (APPAREL) - 6.13%

Perry Ellis International, Inc. - Series B, Sr. Unsec.
 Gtd. Sub. Notes, 12.25%, 04/01/06                      $1,100,000 $ 1,105,500
------------------------------------------------------------------------------
Cherokee International LCC - Series B, Sr. Unsec. Sub.
 Notes, 10.50%, 05/01/09                                   500,000     442,500
------------------------------------------------------------------------------
                                                                     1,548,000
------------------------------------------------------------------------------

TRUCKS & PARTS - 1.45%

FleetPride Inc., Sr. Unsec. Gtd. Sub. Notes, 12.00%,
 08/01/05                                                  400,000     366,000
------------------------------------------------------------------------------
  Total Corporate Bonds & Notes
   (Cost $23,039,502)                                               22,214,878
------------------------------------------------------------------------------

                                                          SHARES

COMMON STOCKS - 0.08%

COMPUTERS (NETWORKING) - 0.08%

Convergent Communications, Inc. (Cost $27)(e)                1,350      21,431
------------------------------------------------------------------------------

WARRANTS - 3.08%

FINANCIAL (DIVERSIFIED) - 0.22%

ONO Finance PLC (United Kingdom), expiring 05/31/09(f)         550      55,000
------------------------------------------------------------------------------

GAMING, LOTTERY & PARIMUTUEL COMPANIES - 0.00%

Resort At Summerlin LP, expiring 12/15/07(f)                   600           6
------------------------------------------------------------------------------

HOUSEHOLD FURNISHING & APPLIANCES - 0.22%

Winsloew Furniture, Inc., expiring 08/15/07 (Acquired
 12/06/99; Cost $0)(d)(f)                                    1,100      55,000
------------------------------------------------------------------------------

IRON & STEEL - 0.00%

Gulf States Steel, Inc., expiring 04/15/03(f)                   60           1
------------------------------------------------------------------------------

SHIPPING - 0.00%

Millenium Seacarriers, expiring 07/15/03(f)                    100         125
------------------------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 1.50%

Jazztel PLC (United Kingdom), expiring 04/01/09(f)           2,250     378,844
------------------------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE) - 0.92%

DTI Holdings, Inc., expiring 03/01/08(f)                     2,500         300
------------------------------------------------------------------------------
Long Distance International, Inc., expiring
 04/13/08(f)                                                   140         350
------------------------------------------------------------------------------
Tele1 Europe B.V. - Wts. (Netherlands), expiring
 05/15/08(f)                                                   650     110,662
------------------------------------------------------------------------------
Versatel Telecom International N.V. (Netherlands),
 expiring 05/15/08 (Acquired 05/20/98-11/17/98; Cost
 $0)(d)(f)                                                     300     120,075
------------------------------------------------------------------------------
                                                                       231,387
------------------------------------------------------------------------------

TELEPHONE - 0.22%

AirGate PCS Inc., expiring 10/01/09(f)                         170      14,875
------------------------------------------------------------------------------
Firstworld Communications Inc., expiring 04/15/08(f)           350      42,000
------------------------------------------------------------------------------
                                                                        56,875
------------------------------------------------------------------------------

  Total Warrants (Cost $3,696)                                         777,238
------------------------------------------------------------------------------


                                                          MARKET
                                               SHARES      VALUE

MONEY MARKET FUNDS - 6.11%

STIC Liquid Assets Portfolio(g)                 772,070 $   772,070
-------------------------------------------------------------------
STIC Prime Portfolio(g)                         772,070     772,070
-------------------------------------------------------------------
  Total Money Market Funds (Cost $1,544,140)              1,544,140
-------------------------------------------------------------------
TOTAL INVESTMENTS - 97.19%
 (COST $24,587,365)                                      24,557,687
-------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES - 2.81%                       710,499
-------------------------------------------------------------------
NET ASSETS - 100.00%                                    $25,268,186
-------------------------------------------------------------------

Abbreviations:
Conv.  - Convertible
Ctfs.  - Certificates
Disc.  - Discounted
Gtd.   - Guaranteed
Pfd.   - Preferred
Sec.   - Secured
Sr.    - Senior
Sub.   - Subordinated
Unsec. - Unsecured

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1993, as amended.
(b) Consists of more than one class of securities traded together as a unit. In addition to the security listed, each unit represents common or preferred shares of the issuer.
(c) Step Bond issued at a discount. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(d) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Directors. The aggregate market value of these securities at 12/31/99 was $778,075 which represents 3.08% of the Fund's net assets.
(e) Non-income producing security.
(f) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(g) The money market fund has the same investment advisor as the Fund.


See Notes to Financial Statements.

144                        AIM V.I. HIGH YIELD FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31 , 1999

ASSETS:

Investments, at market value (cost $24,587,365)           $ 24,557,687
----------------------------------------------------------------------
Receivables for:
 Capital stock sold                                              8,404
----------------------------------------------------------------------
 Interest                                                      723,352
----------------------------------------------------------------------
Investment for deferred compensation plan                        8,677
----------------------------------------------------------------------
  Total assets                                              25,298,120
----------------------------------------------------------------------

LIABILITIES:

Payable for deferred compensation plan                           8,677
----------------------------------------------------------------------
Accrued administrative services fees                            14,621
----------------------------------------------------------------------
Accrued operating expenses                                       6,636
----------------------------------------------------------------------
  Total liabilities                                             29,934
----------------------------------------------------------------------
Net assets applicable to shares outstanding               $ 25,268,186
======================================================================

CAPITAL SHARES, $0.001 PAR VALUE PER SHARE:

 Authorized                                                250,000,000
----------------------------------------------------------------------
 Outstanding                                                 2,800,045
======================================================================
Net asset value, offering and redemption price per share  $       9.02
======================================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 1999

INVESTMENT INCOME:

Interest                                                         $2,006,435
----------------------------------------------------------------------------
Dividends                                                            12,823
----------------------------------------------------------------------------
   Total investment income                                        2,019,258
----------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                       103,575
----------------------------------------------------------------------------
Administrative services fees                                         61,929
----------------------------------------------------------------------------
Custodian fees                                                       19,477
----------------------------------------------------------------------------
Directors' fees                                                       8,011
----------------------------------------------------------------------------
Printing fees                                                        11,566
----------------------------------------------------------------------------
Professional fees                                                    24,496
----------------------------------------------------------------------------
Other                                                                 5,565
----------------------------------------------------------------------------
   Total expenses                                                   234,619
----------------------------------------------------------------------------
Less: Expenses paid indirectly                                       (4,800)
----------------------------------------------------------------------------
  Fees waived by advisor                                            (45,183)
----------------------------------------------------------------------------
   Net expenses                                                     184,636
----------------------------------------------------------------------------
Net investment income                                             1,834,622
----------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES:

Net realized gain (loss) from investment securities                (517,194)
----------------------------------------------------------------------------
Change in net unrealized appreciation of investment securities      296,072
----------------------------------------------------------------------------
Net gain (loss) from investment securities                         (221,122)
----------------------------------------------------------------------------
Net increase in net assets resulting from operations             $1,613,500
============================================================================

See Notes to Financial Statements.

                            AIM V.I. HIGH YIELD FUND                         145

STATEMENT OF CHANGES IN NET ASSETS

For the year ended December 31, 1999 and the period May 1, 1998 (date operations commenced) through December 31, 1998

                                                        1999         1998
                                                     -----------  ----------
OPERATIONS:
 Net investment income                                $1,834,622  $  323,361
-----------------------------------------------------------------------------
 Net realized gain (loss) from investment securities    (517,194)   (367,230)
-----------------------------------------------------------------------------
 Change in net unrealized appreciation
  (depreciation) of investment securities                296,072    (325,750)
-----------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting
    from operations                                    1,613,500    (369,619)
-----------------------------------------------------------------------------
 Dividends to shareholders from net investment
  income                                              (1,900,359)   (330,305)
-----------------------------------------------------------------------------
 Net increase from capital stock transactions         17,588,744   8,666,225
-----------------------------------------------------------------------------
   Net increase in net assets                         17,301,885   7,966,301
-----------------------------------------------------------------------------
NET ASSETS:
 Beginning of period                                   7,966,301          --
-----------------------------------------------------------------------------
 End of period                                       $25,268,186  $7,966,301
=============================================================================
NET ASSETS CONSIST OF:
 Capital (par value and additional paid-in)          $26,250,824  $8,662,066
-----------------------------------------------------------------------------
 Undistributed net investment income                     (62,636)     (2,785)
-----------------------------------------------------------------------------
 Undistributed net realized gain (loss) from
  investment securities                                 (890,324)   (367,230)
-----------------------------------------------------------------------------
 Unrealized appreciation (depreciation) of
  investment securities                                  (29,678)   (325,750)
-----------------------------------------------------------------------------
                                                     $25,268,186  $7,966,301
=============================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 1999

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM V.I. High Yield Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seventeen separate portfolios. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is to achieve a high level of current income by investing primarily in publicly traded non-investment grade debt securities. The Fund will also consider the possibility of capital growth when it purchases and sells securities. Debt securities of less than investment grade are considered "high-risk" securities (commonly referred to as junk bonds). These bonds may involve special risks in addition to the risks associated with investment in higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic conditions than higher grade bonds. Also, the secondary market in which high yield bonds are traded may be less liquid than the market for higher grade bonds.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").

146                        AIM V.I. HIGH YIELD FUND

    Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.
   On December 31, 1999, undistributed net investment income was increased by $5,886, undistributed net realized gains decreased by $5,900 and paid-in capital increased by $14 as a result of differing book/tax reclassifications. Net assets of the Fund were unaffected by the reclassifications.
C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
    The Fund has a capital loss carryforward of $792,625 as of December 31, 1999 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, in the year 2007.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.625% on the first $200 million of the Fund's average daily net assets, plus 0.55% on the next $300 million of the Fund's average daily net assets, plus 0.50% on the next $500 million of the Fund's average daily net assets, plus 0.45% on the Fund's average daily net assets in excess of $1 billion. During the year ended December 31, 1999, AIM waived fees of $45,183.
 The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services and other administrative services to the Fund. For the year ended December 31, 1999, the Fund paid AIM $61,929 of which AIM retained $43,433 for such services.
 The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. Certain officers and directors of the Company are officers of AIM and AIM Distributors.
 During the year ended December 31, 1999, the Fund paid legal fees of $3,445 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3 - INDIRECT EXPENSES
During the year ended December 31, 1999, the Fund received reductions in custodian fees of $4,800 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $4,800 during the year ended December 31, 1999.

NOTE 4 - DIRECTORS' FEES
Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1999 was $34,955,641 and $19,296,933, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 1999 is as follows:

Aggregate unrealized appreciation of investment securities    $ 1,328,551
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (1,358,229)
--------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investment
 securities                                                   $   (29,678)
==========================================================================

Investments have the same cost for tax and financial statement purposes.

NOTE 7 - CAPITAL STOCK
Changes in capital stock outstanding during the years ended December 31, 1999 and 1998 were as follows:

                                   1999                   1998
                           ----------------------  -------------------
                            SHARES      AMOUNT     SHARES     AMOUNT
                           ---------  -----------  -------  ----------
Sold                       2,064,369  $19,155,692  910,186  $8,767,632
-----------------------------------------------------------------------
Issued as reinvestment of
 dividends                   211,621    1,900,359   37,577     330,305
-----------------------------------------------------------------------
Reacquired                  (377,620)  (3,467,307) (46,088)   (431,712)
-----------------------------------------------------------------------
                           1,898,370  $17,588,744  901,675  $8,666,225
=======================================================================

                           AIM V.I. HIGH YIELD FUND                         147

NOTE 8 - FINANCIAL HIGHLIGHTS
Shown below are the financial highlights for a share outstanding of the Fund during the year ended December 31, 1999 and the period May 1, 1998 (date operations commenced) through December 31, 1998.

                                                         1999(a)      1998
                                                         -------     ------
Net asset value, beginning of period                     $  8.84     $10.00
-------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     1.03       0.39
-------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
   unrealized)                                             (0.10)     (1.15)
-------------------------------------------------------------------------------
   Total from investment operations                         0.93      (0.76)
-------------------------------------------------------------------------------
Less dividends from net investment income                  (0.75)     (0.40)
-------------------------------------------------------------------------------
Net asset value, end of period                           $  9.02     $ 8.84
===============================================================================
Total return(b)                                            10.52%     (7.61)%
===============================================================================

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000s omitted)                 $25,268     $7,966
===============================================================================
Ratio of expenses to average net assets(c)                  1.14%(d)   1.13%(e)
===============================================================================
Ratio of net investment income to average net assets(f)    11.07%(d)   9.75%(e)
===============================================================================
Portfolio turnover rate                                      127%        39%
===============================================================================

(a) Calculated using average shares outstanding.
(b) Total returns are not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.42% and 2.50% (annualized) for 1999 and 1998, respectively.
(d) Ratios are based on average net assets of $16,571,951.
(e) Annualized.
(f) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 10.80% and 8.36% (annualized) for 1999 and 1998, respectively.

148                         AIM V.I. HIGH YIELD FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors
AIM Variable Insurance Funds, Inc.

We have audited the accompanying statement of assets and liabilities of AIM V.I. High Yield Fund, a series of shares of common stock of AIM Variable Insurance Funds, Inc. including the schedule of investments as of December 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period May 1, 1998 (commencement of operations) through December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. High Yield Fund, as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period May 1, 1998 (commencement of operations) through December 31, 1998 in conformity with generally accepted accounting principles.

                                   TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2000

                            AIM V.I. HIGH YIELD FUND                         149

DIRECTORS, OFFICERS,      BOARD OF DIRECTORS                      OFFICERS                   OFFICE OF THE FUND
AND OTHER SERVICE
PROVIDERS OF AIM          Charles T. Bauer                        Charles T. Bauer           11 Greenway Plaza
VARIABLE INSURANCE        Chairman                                Chairman                   Suite 100
FUNDS, INC.               A I M Management Group Inc.                                        Houston, TX 77046
                                                                  Robert H. Graham           (800) 347-1919
                          Bruce L. Crockett                       President
                          Director                                                           INVESTMENT ADVISOR
                          ACE Limited;                            Carol F. Relihan
                          Formerly Director, President, and       Senior Vice President      A I M Advisors, Inc.
                          Chief Executive Officer                 and Secretary              11 Greenway Plaza
                          COMSAT Corporation                                                 Suite 100
                                                                  Gary T. Crum               Houston, TX 77046
                          Owen Daly II                            Senior Vice President
                          Director                                                           TRANSFER AGENT AND CUSTODIAN
                          Cortland Trust Inc.                     Dana R. Sutton
                                                                  Vice President and         State Street Bank and Trust Company
                          Edward K. Dunn Jr.                      Treasurer                  225 Franklin Street
                          Chairman, Mercantile Mortgage Corp.;                               Boston, MA 02110
                          Formerly Vice Chairman, President       Robert G. Alley
                          and Chief Operating Officer,            Vice President             COUNSEL TO THE FUNDS
                          Mercantile-Safe Deposit & Trust Co.;
                          and President, Mercantile Bankshares    Stuart W. Coco             Freedman, Levy, Kroll &
                                                                  Vice President             Simonds
                          Jack Fields                                                        1050 Conn. Avenue, N.W.
                          Chief Executive Officer                 Melville B. Cox            Washington, D.C. 20036
                          Texana Global Inc.;                     Vice President
                          Formerly, Member of the                                            COUNSEL TO THE DIRECTORS
                          U.S. House of Representatives           Karen Dunn Kelley
                                                                  Vice President             Kramer, Levin, Naftalis & Frankel LLP
                          Carl Frischling                                                    919 Third Avenue
                          Partner                                 Edgar M. Larsen            New York, NY 10022
                          Kramer, Levin, Naftalis & Frankel LLP   Vice President
                                                                                             DISTRIBUTOR
                          Robert H. Graham                        Mary J. Benson
                          President and Chief Executive Officer   Assistant Vice President   A I M Distributors, Inc.
                          A I M Management Group Inc.             and Assistant Treasurer    11 Greenway Plaza
                                                                                             Suite 100
                          Prema Mathai-Davis                      Sheri Morris               Houston, TX 77046
                          Chief Executive Officer, YWCA of the    Assistant Vice President
                          U.S.A.                                  and Assistant Treasurer    INDEPENDENT AUDITORS

                          Lewis F. Pennock                        Renee A. Friedli           Tait, Weller & Baker
                          Attorney                                Assistant Secretary        8 Penn Center Plaza
                                                                                             Suite 800
                          Louis S. Sklar                          P. Michelle Grace          Philadelphia, PA 19103
                          Executive Vice President                Assistant Secretary
                          Hines Interests
                          Limited Partnership                     Nancy L. Martin
                                                                  Assistant Secretary

                                                                  Ofelia M. Mayo
                                                                  Assistant Secretary

                                                                  Lisa A. Moss
                                                                  Assistant Secretary

                                                                  Kathleen J. Pflueger
                                                                  Assistant Secretary

                                                                  Samuel D. Sirko
                                                                  Assistant Secretary

                                                                  Stephen I. Winer
                                                                  Assistant Secretary

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

AIM V.I. High Yield Fund paid ordinary dividends in the amount of $0.7471 per share to shareholders during its tax year ended December 31, 1999. Of these amounts 0.20% is eligible for the dividends received deduction for corporations.

150                        AIM V.I. HIGH YIELD FUND

The Managers' Overview

JAPANESE REBOUND BOOSTS FUND PERFORMANCE


A roundtable discussion with the fund management team for AIM V.I.
International Equity Fund about the fiscal year ended December 31, 1999.

Q. HOW DID AIM V.I. INTERNATIONAL             The Japanese stock market dominated       deals were announced in the third
EQUITY FUND PERFORM?                        the EAFE, especially near the end of the    quarter with values of more than $10 bil-
A. For the fiscal year ended December       reporting period. Investors flocked to      lion each.
31, 1999, cumulative total return for AIM   Japanese securities amid prospects of a       Given the healthy economic prospects
V.I. International Equity Fund was an out-  brighter economy. Japan posted two con-     for the region, we believe Europe's large
standing 55.04%. The fund handily out-      secutive quarters of economic growth,       discount in equity valuations relative to
performed both its benchmarks, the          signaling an end to its extended reces-     the United States is likely to narrow.
Lipper International Funds Index (which     sion. Market activity drove the value of
returned 37.83%) and the MSCI EAFE          the yen to powerful heights.                Q. WHAT COUNTRIES' INVESTMENTS
--Registered Trademark-- Index (which       Japan's growth still depends on gov-        CONTRIBUTED TO THE FUND'S GAINS?
returned 26.96%).                           ernment spending. During the fourth         A. Japan, the United Kingdom, Canada,
                                            quarter, Japan poured another $67           Mexico and France all contributed signifi-
Q. WHAT WERE THE MAJOR TRENDS IN            billion into its economy, the ninth stimu-  cantly to the fund's stellar performance in
THE FINANCIAL MARKETS DURING THE            lus package of the decade. The fund was     1999. Over the course of the year, we
REPORTING PERIOD?                           slow to return to Japan because its         more than tripled our Japanese holdings
A. International equities recovered         economy is so dependent on government       from just over 8% of the portfolio to
strongly during the year. The index for     intervention.                               almost 27%, focusing on Japanese com-
international stocks, the EAFE, gained         The major trend in Europe has been       panies with a global reach, principally in
more than 25% in 1999, compared with        the feverish pace of merger activity. In    the technology, telecommunications and
a 21% rise in the domestic S&P 500.         fact, toward the end of the year, European  electronics industries. Some technology
Overseas stocks benefited from improving    merger activity topped that of the United   (or tech-related) Japanese stocks that
investor expectations of economic           States for the first time. Ten European     helped the fund's performance were
growth and favorable valuations relative                                                Matsushita Communications Industrial,
to U.S. stocks.

PORTFOLIO COMPOSITION

As of 12/31/99, based on total net assets

TOP 10 EQUITY HOLDINGS                        TOP 10 INDUSTRIES                                 TOP 10 COUNTRIES

  1. Mannesmann A.G. (Germany)         4.00%    1. Communications Equipment            10.19%     1. Japan              26.88%
  2. Nokia Oyj AB (Finland)            3.01     2. Telephone                            9.50      2. France             12.32
  3. Sony Corp. (Japan)                2.60     3. Telecommunications                             3. United Kingdom     10.67
  4. Nortel Networks Corp. (Canada)    2.52         (Cellular & Wireless)               7.74      4. Canada              6.71
  5. Matsushita Communications                  4. Electronics (Component Distributors) 7.38      5. Germany             4.99
     Industrial Co., Ltd. (Japan)      2.29     5. Electrical Equipment                 4.62      6. Finland             3.96
  6. NTT Mobile Communications                  6. Services (Commercial & Consumer)     4.45      7. Switzerland         3.52
     Network, Inc. (Japan)             2.31     7. Machinery (Diversified)              4.31      8. Hong Kong           3.39
  7. Carrefour S.A. (France)           2.20     8. Computers (Software & Services)      3.48      9. Netherlands         3.33
  8. Murata Manufacturing Co., Ltd.             9. Retail (Food Chains)                 3.16     10. Mexico              3.22
     (Japan)                           2.17    10. Banks (Regional)                     2.95
  9. Kyocera Corp. (Japan)             2.06
 10. Banca Popolare di Brescia (Italy) 1.96

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.


                      AIM V.I. INTERNATIONAL EQUITY FUND                     151

which makes pagers, cell phones, net-                               [GRAPH APPEARS HERE]
work systems, traffic-control systems       RESULTS OF A $10,000 INVESTMENT
and surveillance equipment; Murata          -------------------------------
Manufacturing, a maker of electronic        5/5/93-12/31/99
components; and the household name
Sony, whose PlayStation gaming console      AVERAGE ANNUAL TOTAL RETURNS
accounts for more than 10% of its world-    As of 12/31/99
wide sales.                                 Inception (5/5/93)        18.82%
    We decreased our exposure to            5 Years                   21.93
Belgium significantly during the year,      1 Year                    55.04
from more than 3% of the portfolio at the
end of 1998 to under 0.5% at the close of                             AIM V.I                    LIPPER
1999. We also exited Argentina during the                          INTERNATIONAL    MSCI     INTERNATIIONAL
year, mostly because of concerns over its                             EQUITY        EAFE          FUND
debt profile.                                     (In thousands)       FUND         INDEX        INDEX
                                                                    ---------------------------------------
Q. WHAT IS YOUR OUTLOOK                               5/2/93          10,000       10,000        10,000
FOR 2000?                                             12/93           11,890       10,811        12,188
A. We believe we have reached a period                12/94           11,698       11,652        12,098
of synchronized global expansion. The                 12/95           13,714       12,958        13,311
United States drove the markets for the               12/96           16,464       13,742        15,231
past two years, but with Europe and Asia              12/97           17,606       13,986        16,335
gaining strength, we believe growth in the            12/98           20,333       16,783        16,403
future will be more balanced.                         12/99           31,525       21,308        25,366
    We're encouraged by signs of econom-    -------------------------
ic growth in Japan, but much-needed cor-    SOURCE: LIPPER, INC.
porate restructuring has yet to occur on a  Past performance cannot guarantee comparable future results.
wide scale. However, restructuring at
major Japanese companies (including         MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF
fund holdings Sony and NTT and auto         AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL
makers Nissan and Mitsubishi Motors)        PERFORMANCE SHOWN.
indicates that key corporations are ready
to cut costs and to become more             The performance figures shown here, which represent AIM V.I. International
efficient.                                  Equity Fund, are not intended to reflect actual annuity values, and they do
    In Europe, we expect positive eco-      not reflect charges at the separate-account level which (if applied) would
nomic growth, stronger corporate earn-      lower them. AIM V.I. International Equity Fund's performance figures are
ings and higher consumer demand. In         historical, and they reflect changes in net asset value and the reinvestment
fact, if European growth continues on its   of distributions. The fund's investment return and principal value will
current path, Europe stands poised to       fluctuate, so an investor's shares, when redeemed, may be worth more or less
surpass the United States in economic       than their original cost.
growth during 2000.                           The unmanaged Lipper International Fund Index represents an average of the performance of the 30 largest international funds tracked by Lipper, Inc., an independent mutual fund performance monitor. The unmanaged MSCI EAFE(R)
                                            (Europe, Australasia and the Far East) Index is a group of foreign securities tracked by Morgan Stanley Capital International. Data for the indexes are for the period 4/30/93-12/31/99.
                                               International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to other currencies, the custodial arrangements made for the fund's foreign holdings, accounting differences, political risks and the lesser degree of information required to be provided by non-U.S. companies.
                                                An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends.



152                      AIM V.I. INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 1999

                                                          SHARES   MARKET VALUE
FOREIGN STOCKS & OTHER EQUITY INTERESTS - 94.30%

AUSTRALIA - 1.12%

AMP Ltd. (Insurance - Life/Health)                         120,800 $  1,335,723
-------------------------------------------------------------------------------
Brambles Industries Ltd. (Air Freight)                      37,700    1,043,340
-------------------------------------------------------------------------------
Cable & Wireless Optus Ltd. (Telephone)(a)                 268,000      896,227
-------------------------------------------------------------------------------
Telstra Corp. Ltd. (Telephone)                              26,200      142,527
-------------------------------------------------------------------------------
Telstra Corp. Ltd. - Installment Receipts
 (Telephone)(a)                                            466,800    1,646,912
-------------------------------------------------------------------------------
                                                                      5,064,729
-------------------------------------------------------------------------------

BELGIUM - 0.31%

UCB S.A. (Manufacturing - Diversified)                      32,000    1,386,486
-------------------------------------------------------------------------------

BRAZIL - 1.25%

Embratel Participacoes S.A. - ADR (Telecommunications-
 Long Distance)                                             45,100    1,228,975
-------------------------------------------------------------------------------
Embratel Participacoes S.A. - Pfd.
 (Telecommunications - Long Distance)                       11,800      303,737
-------------------------------------------------------------------------------
Petroleo Brasileiro S.A. - Petrobras-Pfd.
 (Oil & Gas - Exploration & Production)                      9,015    2,295,439
-------------------------------------------------------------------------------
Tele Centro Sul Participacoes S.A. - ADR (Telephone)        11,970    1,086,277
-------------------------------------------------------------------------------
Telecommunicacoes de Sao Paulo - Pfd. (Telephone)(a)         3,984       96,601
-------------------------------------------------------------------------------
Telesp Participacoes S.A. - ADR (Telephone)                 27,200      664,700
-------------------------------------------------------------------------------
                                                                      5,675,729
-------------------------------------------------------------------------------

CANADA - 6.71%

BCE Inc. (Telephone)                                        86,000    7,814,661
-------------------------------------------------------------------------------
Bombardier Inc. - Class B (Aerospace/Defense)              162,600    3,340,324
-------------------------------------------------------------------------------
Nortel Networks Corp. (Communications Equipment)           113,334   11,446,734
-------------------------------------------------------------------------------
Research in Motion Ltd. (Communications Equipment)          73,400    3,392,074
-------------------------------------------------------------------------------
Rogers Communications, Inc. - Class B
 (Telecommunications-Cellular/Wireless)(a)                  76,300    1,866,133
-------------------------------------------------------------------------------
Shaw Communications Inc. - Class B
 (Broadcasting - Television, Radio & Cable)                 33,600    1,109,291
-------------------------------------------------------------------------------
Toronto-Dominion Bank (The) (Banks-Regional)                56,200    1,508,869
-------------------------------------------------------------------------------
                                                                     30,478,086
-------------------------------------------------------------------------------

FINLAND - 3.96%

Nokia Oyj (Communications Equipment)                        75,543   13,685,445
-------------------------------------------------------------------------------
Sonera Oyj (Telecommunications -Cellular/Wireless)          62,950    4,311,378
-------------------------------------------------------------------------------
                                                                     17,996,823
-------------------------------------------------------------------------------

                                                                      MARKET
                                                          SHARES      VALUE
FRANCE - 12.32%

Accor S.A. (Lodging - Hotels)                               56,000 $  2,703,647
-------------------------------------------------------------------------------
Altran Technologies S.A. (Services - Commercial &
 Consumer)                                                  10,471    6,323,123
-------------------------------------------------------------------------------
AXA (Insurance - Multi-Line)                                33,032    4,601,116
-------------------------------------------------------------------------------
Banque Nationale de Paris (Banks - Major Regional)          49,800    4,591,103
-------------------------------------------------------------------------------
Carrefour S.A. (Retail - Food Chains)                       54,300   10,006,458
-------------------------------------------------------------------------------
Pinault-Printemps-Redoute S.A. (Retail - General
 Merchandise)                                               33,200    8,754,505
-------------------------------------------------------------------------------
PSA Peugeot Citroen (Automobiles)                            8,500    1,928,258
-------------------------------------------------------------------------------
Societe Generale (Banks - Major Regional)                   16,800    3,905,831
-------------------------------------------------------------------------------
Societe Television Francaise 1 (Broadcasting -
 Television, Radio & Cable)                                 13,905    7,277,237
-------------------------------------------------------------------------------
Total Fina S.A. - ADR (Oil - International Integrated)       3,644      252,347
-------------------------------------------------------------------------------
Total Fina S.A. - Class B (Oil - International
 Integrated)                                                42,103    5,614,630
-------------------------------------------------------------------------------
                                                                     55,958,255
-------------------------------------------------------------------------------

GERMANY - 4.99%

EM.TV & Merchandising A.G. (Broadcasting -Television,
 Radio & Cable)                                             21,385    1,377,468
-------------------------------------------------------------------------------
Mannesmann A.G. (Machinery - Diversified)                   75,441   18,183,976
-------------------------------------------------------------------------------
Porsche A.G.-Pfd. (Automobiles)                              1,135    3,107,112
-------------------------------------------------------------------------------
                                                                     22,668,556
-------------------------------------------------------------------------------

HONG KONG - 3.39%

China Telecom Ltd. (Telecommunications -
 Cellular/Wireless)(a)                                   1,046,000    6,526,147
-------------------------------------------------------------------------------
Cosco Pacific Ltd. (Financial - Diversified)             3,138,000    2,603,731
-------------------------------------------------------------------------------
Dao Heng Bank Group Ltd. (Banks - Regional)                374,000    1,929,298
-------------------------------------------------------------------------------
Hutchison Whampoa Ltd. (Retail - Food Chains)              299,000    4,346,433
-------------------------------------------------------------------------------
                                                                     15,405,609
-------------------------------------------------------------------------------

INDONESIA - 0.20%

Gulf Indonesia Resources Ltd. (Oil - International
 Integrated)(a)                                            111,400      905,125
-------------------------------------------------------------------------------

IRELAND - 0.74%

CRH PLC (Construction - Cement & Aggregates)               156,100    3,346,376
-------------------------------------------------------------------------------

ITALY - 2.47%

Banca Popolare di Brescia (Banks - Regional)               100,800    8,912,397
-------------------------------------------------------------------------------
Telecom Italia Mobile S.p.A. (Telecommunications -
 Cellular/Wireless)                                        205,000    2,288,114
-------------------------------------------------------------------------------
                                                                     11,200,511
-------------------------------------------------------------------------------

                       AIM V.I. INTERNATIONAL EQUITY FUND                    153

                                                                     MARKET
                                                         SHARES      VALUE
JAPAN - 26.88%

Advantest Corp. (Electronics - Instrumentation)            27,200 $  7,191,187
------------------------------------------------------------------------------
Alps Electric Co., Ltd. (Electronics - Component
 Distributors)                                            139,000    2,121,919
------------------------------------------------------------------------------
DDI Corp. (Telecommunications)                                400    5,483,476
------------------------------------------------------------------------------
Fast Retailing Co. Ltd. (Retail - Specialty Apparel)           44       17,923
------------------------------------------------------------------------------
Hirose Electric Co. Ltd. (Electronics - Component
 Distributors)                                             23,600    5,294,257
------------------------------------------------------------------------------
Hoya Corp. (Manufacturing - Specialized)                   32,000    2,522,399
------------------------------------------------------------------------------
Ibiden Co., Ltd. (Electronics - Component
 Distributors)                                             72,000      972,925
------------------------------------------------------------------------------
Kyocera Corp. (Electronics - Component Distributors)       36,100    9,367,442
------------------------------------------------------------------------------
Matsushita Communication Industrial Co., Ltd.
 (Telephone)                                               41,000   10,839,657
------------------------------------------------------------------------------
Murata Manufacturing Co., Ltd. (Electronics -
 Component Distributors)                                   42,000    9,870,257
------------------------------------------------------------------------------
NEC Corp. (Computers - Hardware)                          238,000    5,674,712
------------------------------------------------------------------------------
Nippon Telegraph & Telephone Corp. (Telephone)                384    6,580,171
------------------------------------------------------------------------------
NTT Data Corp. (Computers - Software & Services)              228    5,246,512
------------------------------------------------------------------------------
NTT Mobile Communications Network, Inc.
 (Telecommunications - Cellular/Wireless)                     273   10,505,655
------------------------------------------------------------------------------
Orix Corp. (Financial - Diversified)                        4,400      991,804
------------------------------------------------------------------------------
Ricoh Co., Ltd. (Office Equipment & Supplies)             200,000    3,771,848
------------------------------------------------------------------------------
Rohm Co. Ltd. (Electronics - Component Distributors)        8,600    3,536,842
------------------------------------------------------------------------------
Sanix Inc. (Services - Commercial & Consumer)              21,400    2,346,928
------------------------------------------------------------------------------
Sharp Corp. (Electrical Equipment)                        106,000    2,714,223
------------------------------------------------------------------------------
Sony Corp. (Electrical Equipment)                          39,800   11,808,470
------------------------------------------------------------------------------
Takeda Chemical Industries Ltd. (Health Care -Drugs -
  Generic & Other)                                         73,000    3,609,792
------------------------------------------------------------------------------
Tokyo Electron Ltd. (Electronics - Semiconductors)         27,000    3,701,346
------------------------------------------------------------------------------
Trend Micro Inc. (Computers - Software & Services)(a)      21,900    5,532,632
------------------------------------------------------------------------------
Ushio, Inc. (Electronics - Component Distributors)        121,000    2,334,100
------------------------------------------------------------------------------
                                                                   122,036,477
------------------------------------------------------------------------------

MEXICO - 3.22%

Cifra S.A. de C.V. - Series C (Retail - General
 Merchandise)(a)                                        1,014,000    1,930,613
------------------------------------------------------------------------------
Coca-Cola Femsa S.A. - ADR (Beverages -
 Non-Alcoholic)                                            70,000    1,229,375
------------------------------------------------------------------------------
Fomento Economico Mexicano, S.A. de C.V. - ADR
 (Beverages-Alcoholic)                                     74,709    3,324,550
------------------------------------------------------------------------------
Grupo Modelo S.A. de C.V. - Series C
 (Beverages - Alcoholic)                                  523,000    1,435,145
------------------------------------------------------------------------------
Grupo Televisa S.A.-GDR (Entertainment)(a)                 60,160    4,105,920
------------------------------------------------------------------------------
Kimberly-Clark de Mexico, S.A. de C.V. - Class A
 (Paper & Forest Products)                                226,000      882,533
------------------------------------------------------------------------------
Telefonos de Mexico S.A. - ADR (Telephone)                 15,068    1,695,150
------------------------------------------------------------------------------
                                                                    14,603,286
------------------------------------------------------------------------------

                                                                      MARKET
                                                          SHARES      VALUE
NETHERLANDS - 3.33%

Aegon N.V. (Insurance Brokers)                              22,300 $  2,152,364
-------------------------------------------------------------------------------
CMG PLC (Computers - Software & Services)                   26,000    1,933,793
-------------------------------------------------------------------------------
Koninklijke (Royal) Philips Electronics N.V.
 (Electrical Equipment)                                     34,960    4,750,041
-------------------------------------------------------------------------------
United Pan-Europe Communications N.V. (Broadcasting -
  Television, Radio & Cable)(a)                             18,500    2,364,654
-------------------------------------------------------------------------------
Verenigde Nederlandse Uitgeversbedrijven (Publishing)       74,400    3,907,232
-------------------------------------------------------------------------------
                                                                     15,108,084
-------------------------------------------------------------------------------

SINGAPORE - 1.37%

Datacraft Asia Ltd. (Communications Equipment)             134,000    1,112,200
-------------------------------------------------------------------------------
DBS Group Holdings Ltd. (Banks - Money Center)(a)          143,979    2,360,028
-------------------------------------------------------------------------------
Keppel Corp. Ltd. (Engineering & Construction)             331,000      866,503
-------------------------------------------------------------------------------
Singapore Press Holdings Ltd. (Publishing -Newspapers)      87,563    1,897,927
-------------------------------------------------------------------------------
                                                                      6,236,658
-------------------------------------------------------------------------------

SOUTH KOREA - 2.07%

Korea Electric Power Corp. - ADR (Electric Companies)       65,376    1,095,048
-------------------------------------------------------------------------------
Korea Telecom Corp. - ADR (Telephone)                       53,530    4,001,367
-------------------------------------------------------------------------------
L.G. Chemical Ltd. (Chemicals - Diversified)                66,000    2,086,658
-------------------------------------------------------------------------------
Pohang Iron & Steel Co. Ltd. - ADR (Iron & Steel)           62,915    2,202,025
-------------------------------------------------------------------------------
                                                                      9,385,098
-------------------------------------------------------------------------------

SPAIN - 2.02%

Banco Popular Espanol S.A. (Banks - Major Regional)         22,900    1,492,339
-------------------------------------------------------------------------------
Telefonica S.A. (Telephone)(a)                             306,743    7,656,293
-------------------------------------------------------------------------------
                                                                      9,148,632
-------------------------------------------------------------------------------
SWEDEN - 2.42%

Hennes & Mauritz A.B. - Class B (Retail - Specialty
 Apparel)                                                  166,476    5,575,480
-------------------------------------------------------------------------------
NetCom A.B. - Class B (Telecommunications -
  Cellular/Wireless)(a)                                     77,200    5,425,056
-------------------------------------------------------------------------------
                                                                     11,000,536
-------------------------------------------------------------------------------
SWITZERLAND - 3.52%

ABB Ltd. (Electrical Equipment)(a)                          14,000    1,712,303
-------------------------------------------------------------------------------
Adecco S.A. (Services - Commercial & Consumer)               3,395    2,643,849
-------------------------------------------------------------------------------
Ares-Serono Group - Class B (Health Care -
 Drugs - Generic & Other)(a)                                 1,660    3,544,558
-------------------------------------------------------------------------------
Compagnie Financiere Richemont A.G. (Tobacco)                1,845    4,403,065
-------------------------------------------------------------------------------
Zurich Allied A.G. (Insurance - Multi-Line)                  6,458    3,682,638
-------------------------------------------------------------------------------
                                                                     15,986,413
-------------------------------------------------------------------------------

TAIWAN - 1.07%

Far Eastern Textile Ltd. - GDR (Textiles-Apparel)(a)       100,000    2,415,000
-------------------------------------------------------------------------------
GT Taiwan Fund (Investment Management)(a)(b)                15,291      237,473
-------------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR
 (Computers-Hardware)                                       49,000    2,205,000
-------------------------------------------------------------------------------
                                                                      4,857,473
-------------------------------------------------------------------------------

154                    AIM V.I. INTERNATIONAL EQUITY FUND

                                                                    MARKET
                                                        SHARES      VALUE
THAILAND - 0.32%

Siam Commercial Bank Public Co. Ltd. (Banks -Major
 Regional)(a)                                             32,800       40,276
-----------------------------------------------------------------------------
Siam Commercial Bank Public Co. Ltd. (Banks -Major
 Regional), Wts. expiring 05/10/12(a)                    846,000      393,070
-----------------------------------------------------------------------------
Siam Commercial Bank Public Co. Ltd. - $1.365 Conv.
 Pfd. (Banks - Regional) (Acquired 04/29/99; Cost
 $593,771)(a)(c)                                         846,000    1,033,214
-----------------------------------------------------------------------------
                                                                    1,466,560
-----------------------------------------------------------------------------

UNITED KINGDOM - 10.62%

Barclays PLC (Banks - Major Regional)                    157,100    4,520,388
-----------------------------------------------------------------------------
BP Amoco PLC (Oil & Gas - Refining & Marketing)          322,608    3,242,697
-----------------------------------------------------------------------------
British Telecommunications PLC (Communications
 Equipment)                                              185,030    4,520,359
-----------------------------------------------------------------------------
COLT Telecom Group PLC (Communications Equipment)(a)      87,000    4,451,776
-----------------------------------------------------------------------------
Compass Group PLC (Services - Commercial & Consumer)     213,596    2,931,594
-----------------------------------------------------------------------------
Hays PLC (Services - Commercial & Consumer)              373,500    5,946,472
-----------------------------------------------------------------------------
Logica PLC (Computer Software & Services)                119,200    3,073,782
-----------------------------------------------------------------------------
Marconi PLC (Communications Equipment)                   432,540    7,651,217
-----------------------------------------------------------------------------
Shell Transport & Trading Co. (Oil - International
 Integrated)                                             327,200    2,718,257
-----------------------------------------------------------------------------
Vodafone AirTouch PLC (Telecommunications -
 Cellular/Wireless)                                      835,495    4,138,284
-----------------------------------------------------------------------------
Vodafone AirTouch PLC-ADR (Telecommunications -
 Cellular/Wireless)                                        1,750       86,625
-----------------------------------------------------------------------------
WPP Group PLC (Services-Advertising/Marketing)           313,000    4,957,985
-----------------------------------------------------------------------------
                                                                   48,239,436
-----------------------------------------------------------------------------
  Total Foreign Stocks & Other Equity Interests (Cost
   $241,321,728)                                                  428,154,938
-----------------------------------------------------------------------------

                                                      PRINCIPAL     MARKET
                                                        AMOUNT      VALUE
U.S. DOLLAR DENOMINATED CORPORATE BONDS & NOTES -
  0.05%

SHIPPING - 0.05%

Costco Treasury Co. Ltd., Conv. Gtd. Bonds, 1.00%,
 03/13/03 (Cost $188,156)                                246,000      246,195
-----------------------------------------------------------------------------

                                                                    MARKET
                                                        SHARES      VALUE
MONEY MARKET FUNDS - 4.62%
STIC Liquid Assets Portfolio(d)                       10,486,050   10,486,050
-----------------------------------------------------------------------------
STIC Prime Portfolio(d)                               10,486,050   10,486,050
-----------------------------------------------------------------------------
  Total Money Market Funds (Cost $20,972,100)                      20,972,100
-----------------------------------------------------------------------------
TOTAL INVESTMENTS - 98.97%
 (Cost $262,481,984)                                              449,373,233
-----------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES - 1.03%                               4,686,318
-----------------------------------------------------------------------------
NET ASSETS - 100.00%                                             $454,059,551
-----------------------------------------------------------------------------

See Notes to Financial Statements.

Investment Abbreviations:

ADR   - American Depositary Receipt
Conv. - Convertible
GDR   - Global Depositary Receipt
Gtd.  - Guaranteed
Pfd.  - Preferred
Wts.  - Warrants

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) The security is managed by an affiliate of the advisor.
(c) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of this security has been determined in accordance with procedures established by the Board of Directors. The market value at 12/31/99 represents 0.23% of the Fund's net assets.
(d) The money market fund has the same investment advisor as the Fund.

                      AIM V.I. INTERNATIONAL EQUITY FUND                     155

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

ASSETS:

Investments, at market value (cost $262,481,984)          $449,373,233
----------------------------------------------------------------------
Foreign currencies, at value (cost $5,268,520)               5,196,151
----------------------------------------------------------------------
Receivables for:
 Capital stock sold                                            130,765
----------------------------------------------------------------------
 Investments sold                                               71,542
----------------------------------------------------------------------
 Dividends and interest                                        667,995
----------------------------------------------------------------------
Investment for deferred compensation plan                       30,156
----------------------------------------------------------------------
Other assets                                                     1,881
----------------------------------------------------------------------
  Total assets                                             455,471,723
----------------------------------------------------------------------

LIABILITIES:

Payables for:
 Capital stock reacquired                                      913,583
----------------------------------------------------------------------
 Deferred compensation plan                                     30,156
----------------------------------------------------------------------
Accrued advisory fees                                          264,916
----------------------------------------------------------------------
Accrued administrative services fees                            97,409
----------------------------------------------------------------------
Accrued operating expenses                                     106,108
----------------------------------------------------------------------
  Total liabilities                                          1,412,172
----------------------------------------------------------------------
Net assets applicable to shares outstanding               $454,059,551
======================================================================

CAPITAL SHARES, $0.001 PAR VALUE PER SHARE:

 Authorized                                                250,000,000
----------------------------------------------------------------------
 Outstanding                                                15,503,433
======================================================================
Net asset value, offering and redemption price per share  $      29.29
======================================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 1999

INVESTMENT INCOME:

Dividends (net of $359,411 foreign withholding tax)             $  3,034,915
-----------------------------------------------------------------------------
Interest                                                             713,358
-----------------------------------------------------------------------------
  Total investment income                                          3,748,273
-----------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                      2,066,153
-----------------------------------------------------------------------------
Administrative services fees                                         172,703
-----------------------------------------------------------------------------
Custodian fees                                                       273,972
-----------------------------------------------------------------------------
Directors' fees                                                        9,419
-----------------------------------------------------------------------------
Other                                                                174,377
-----------------------------------------------------------------------------
  Total expenses                                                   2,696,624
-----------------------------------------------------------------------------
Less: Expenses paid indirectly                                        (1,257)
-----------------------------------------------------------------------------
  Net expenses                                                     2,695,367
-----------------------------------------------------------------------------
Net investment income                                              1,052,906
-----------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES
 AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
 Investment securities                                            28,518,935
-----------------------------------------------------------------------------
 Foreign currencies                                                 (108,248)
-----------------------------------------------------------------------------
                                                                  28,410,687
-----------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
 Investment securities                                           127,676,389
-----------------------------------------------------------------------------
 Foreign currencies                                                 (127,150)
-----------------------------------------------------------------------------
                                                                 127,549,239
-----------------------------------------------------------------------------
Net gain from investment securities and foreign currencies       155,959,926
-----------------------------------------------------------------------------
Net increase in net assets resulting from operations            $157,012,832
=============================================================================

See Notes to Financial Statements.

156                    AIM V.I. INTERNATIONAL EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1999 and 1998

                                                      1999          1998
                                                  ------------  ------------
OPERATIONS:

 Net investment income                            $  1,052,906  $  1,852,329
-----------------------------------------------------------------------------
 Net realized gain from investment securities and
  foreign currencies                                28,410,687    13,261,554
-----------------------------------------------------------------------------
 Change in net unrealized appreciation of
  investment securities and foreign currencies     127,549,239    15,969,669
-----------------------------------------------------------------------------
  Net increase in net assets resulting from
   operations                                      157,012,832    31,083,552
-----------------------------------------------------------------------------
 Dividends to shareholders from net investment
  income                                            (2,918,487)   (1,910,166)
-----------------------------------------------------------------------------
 Distributions to shareholders from net realized
  gains                                            (12,247,382)           --
-----------------------------------------------------------------------------
 Net increase from capital stock transactions       71,898,276       118,341
-----------------------------------------------------------------------------
  Net increase in net assets                       213,745,239    29,291,727
-----------------------------------------------------------------------------

NET ASSETS:

 Beginning of year                                 240,314,312   211,022,585
-----------------------------------------------------------------------------
 End of year                                      $454,059,551  $240,314,312
=============================================================================

NET ASSETS CONSIST OF:

 Capital (par value and additional paid-in)       $256,736,054  $170,399,034
-----------------------------------------------------------------------------
 Undistributed net investment income (loss)            (84,098)    1,934,360
-----------------------------------------------------------------------------
 Undistributed net realized gain from investment
  securities and foreign currencies                 10,606,640    11,825,802
-----------------------------------------------------------------------------
 Unrealized appreciation of investment securities
  and foreign currencies                           186,800,955    56,155,116
-----------------------------------------------------------------------------
                                                  $454,059,551  $240,314,312
=============================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 1999

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM V.I. International Equity Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended
(the "1940 Act"), as an open-end series management investment company consisting of seventeen separate portfolios. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is to seek to provide long-term growth of capital by investing in a diversified portfolio of international equity securities, the issuers of which are considered by AIM to have strong earnings momentum.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
    Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such

                      AIM V.I. INTERNATIONAL EQUITY FUND                    157
   securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. On December 31, 1999, undistributed net investment income was decreased by $152,877, undistributed net realized gains decreased by $17,382,467 and paid-in capital increased by $17,535,344 as a result of differing book/tax treatment of foreign currency transactions and other reclassifications. Net assets of the Fund were unaffected by the reclassifications.
C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $9,708,288 as of December 31, 1999 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, in the year 2007.
E. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $250 million of the Fund's average daily net assets, plus 0.70% of the Fund's average daily net assets in excess of $250 million.
 The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services and other administrative services to the Fund. For the year ended December 31, 1999, the Fund paid AIM $172,703 of which AIM retained $64,730 for such services.
 The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. Certain officers and directors of the Company are officers of AIM and AIM Distributors.
 During the year ended December 31, 1999, the Fund paid legal fees of $3,451 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3 - INDIRECT EXPENSES
During the year ended December 31, 1999, the Fund received reductions in custodian fees of $1,257 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $1,257 during the year ended December 31, 1999.

NOTE 4 - DIRECTORS' FEES
Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1999 was $300,468,441 and $252,489,998, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 1999 is as follows:

Aggregate unrealized appreciation of investment securities    $187,651,533
---------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities    (1,838,689)
---------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $185,812,844
===========================================================================
Cost of investments for tax purposes is $263,560,389.

158                   AIM V.I. INTERNATIONAL EQUITY FUND

NOTE 7 - CAPITAL STOCK
Changes in capital stock outstanding during the years ended December 31, 1999 and 1998 were as follows:

                                    1999                      1998
                           ------------------------  -----------------------
                             SHARES       AMOUNT       SHARES      AMOUNT
                           ----------  ------------  ----------  -----------
Sold                        6,613,497  $145,638,150   2,410,075  $46,643,002
-----------------------------------------------------------------------------
Issued as reinvestment of
 dividends                    582,183    15,165,869     101,067    1,910,166
-----------------------------------------------------------------------------
Issued in connection with
 acquisitions*              2,243,929    49,699,501          --           --
-----------------------------------------------------------------------------
Reacquired                 (6,185,749) (138,605,244) (2,581,125) (48,434,827)
-----------------------------------------------------------------------------
                            3,253,860  $ 71,898,276     (69,983) $   118,341
=============================================================================

* As of the close of business on October 22, 1999, the Fund acquired all the net assets of the following funds: GT Global Variable International Fund, GT Global Variable Europe Fund, GT Global Variable Natural Resources Fund, GT Global Variable Infrastructure Fund, GT Global Variable New Pacific Fund, GT Global Variable Latin America Fund and GT Global Variable Emerging Markets Fund, collectively (the "Variable Funds"), pursuant to a plan of reorganization approved by the Variable Funds shareholders on August 25, 1999. The acquisitions were accomplished by a tax-free exchange of 2,243,929 shares of the Fund for the respective shares of each of the Variable Funds outstanding as of the close of business October 22, 1999 (see following table) and by combining the net assets of the Fund as of that date with those of the respective Variable Funds outlined in the following table:

                           SHARES   NET ASSETS IMMEDIATELY      APPRECIATION/
    VARIABLE FUNDS:       EXCHANGED  BEFORE ACQUISITIONS   (DEPRECIATION) INCLUDED
------------------------  --------- ---------------------- -----------------------
GT Global Variable
 International Fund         398,165      $ 4,159,686             $   591,925
----------------------------------------------------------------------------------
GT Global Variable
 Europe Fund              2,101,240       16,722,795               1,876,631
----------------------------------------------------------------------------------
GT Global Variable
 Natural Resources Fund     426,574        5,000,655                 167,642
----------------------------------------------------------------------------------
GT Global Variable
 Infrastructure Fund        253,110        3,837,109                 609,331
----------------------------------------------------------------------------------
GT Global Variable New
 Pacific Fund               857,885        7,747,489               1,306,187
----------------------------------------------------------------------------------
GT Global Variable Latin
 America Fund               731,544        7,915,791              (1,572,891)
----------------------------------------------------------------------------------
GT Global Variable
 Emerging Markets Fund      544,479        4,315,976                 117,775
----------------------------------------------------------------------------------

The net assets of the Fund immediately before the acquisitions were $285,111,544.

NOTE 8 - FINANCIAL HIGHLIGHTS
Shown below are the financial highlights for a share outstanding of the Fund during each of the years in the four-year period ended December 31, 1999, the eleven months ended December 31, 1995, and the year ended January 31, 1995.

                                         DECEMBER 31,
                          -------------------------------------------------     JANUARY 31,
                          1999(a)       1998      1997      1996     1995          1995
                          --------    --------  --------  --------  -------     -----------
Net asset value,
 beginning of period      $  19.62    $  17.13  $  16.36  $  13.66  $ 11.03       $ 12.49
---------------------------------------------------------------------------------------------
Income from investment
 operations:
  Net investment income       0.08        0.15      0.10      0.07     0.07          0.06
---------------------------------------------------------------------------------------------
  Net gains (losses) on
   securities (both
   realized and
   unrealized)               10.59        2.50      1.03      2.67     2.58         (1.49)
---------------------------------------------------------------------------------------------
   Total from investment
    operations               10.67        2.65      1.13      2.74     2.65         (1.43)
---------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net
   investment income         (0.19)      (0.16)    (0.08)    (0.04)   (0.02)        (0.03)
---------------------------------------------------------------------------------------------
  Distributions from net
   realized gains            (0.81)         --     (0.28)       --       --            --
---------------------------------------------------------------------------------------------
   Total distributions       (1.00)      (0.16)    (0.36)    (0.04)   (0.02)        (0.03)
---------------------------------------------------------------------------------------------
Net asset value, end of
 period                   $  29.29    $  19.62  $  17.13  $  16.36  $ 13.66       $ 11.03
=============================================================================================
Total return(b)              55.04%      15.49%     6.94%    20.05%   24.04%       (11.48)%
=============================================================================================
Ratios/supplemental
 data:
Net assets, end of
 period (000s omitted)    $454,060    $240,314  $211,023  $165,738  $82,257       $55,019
=============================================================================================
Ratio of expenses to
 average net assets           0.97(c)     0.91%     0.93%     0.96%    1.15%(d)      1.27%(e)
=============================================================================================
Ratio of net investment
 income to average net
 assets                       0.38(c)     0.80%     0.68%     0.78%    0.75%(d)      0.60%(e)
=============================================================================================
Portfolio turnover rate         97%         76%       57%       59%      67%           64%
=============================================================================================

(a) Calculated using average shares outstanding.
(b) Total returns are not annualized for periods less than one year.
(c) Ratios are based on average net assets of $277,307,465.
(d) Annualized.
(e) After fee waivers and/or expense reimbursements. Ratios of expenses and net investment income to average net assets prior to fee waivers and/or expense reimbursements were 1.28% and 0.59%, respectively.

                      AIM V.I. INTERNATIONAL EQUITY FUND                     159

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors
AIM Variable Insurance Funds, Inc.

We have audited the accompanying statement of assets and liabilities of AIM V.I. International Equity Fund, a series of shares of common stock of AIM Variable Insurance Funds, Inc. including the schedule of investments as of December 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, the eleven month period ended December 31, 1995 and the year ended January 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. International Equity Fund, as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, the eleven month period ended December 31, 1995 and the year ended January 31, 1995.

                                   TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2000

160                    AIM V.I. INTERNATIONAL EQUITY FUND

DIRECTORS, OFFICERS,      BOARD OF DIRECTORS                      OFFICERS                   OFFICE OF THE FUND
AND OTHER SERVICE
PROVIDERS OF AIM          Charles T. Bauer                        Charles T. Bauer           11 Greenway Plaza
VARIABLE INSURANCE        Chairman                                Chairman                   Suite 100
FUNDS, INC.               A I M Management Group Inc.                                        Houston, TX 77046
                                                                  Robert H. Graham           (800) 347-1919
                          Bruce L. Crockett                       President
                          Director                                                           INVESTMENT ADVISOR
                          ACE Limited;                            Carol F. Relihan
                          Formerly Director, President, and       Senior Vice President      A I M Advisors, Inc.
                          Chief Executive Officer                 and Secretary              11 Greenway Plaza
                          COMSAT Corporation                                                 Suite 100
                                                                  Gary T. Crum               Houston, TX 77046
                          Owen Daly II                            Senior Vice President
                          Director                                                           TRANSFER AGENT AND CUSTODIAN
                          Cortland Trust Inc.                     Dana R. Sutton
                                                                  Vice President and         State Street Bank and Trust Company
                          Edward K. Dunn Jr.                      Treasurer                  225 Franklin Street
                          Chairman, Mercantile Mortgage Corp.;                               Boston, MA 02110
                          Formerly Vice Chairman, President       Robert G. Alley
                          and Chief Operating Officer,            Vice President             COUNSEL TO THE FUNDS
                          Mercantile-Safe Deposit & Trust Co.;
                          and President, Mercantile Bankshares    Stuart W. Coco             Freedman, Levy, Kroll &
                                                                  Vice President             Simonds
                          Jack Fields                                                        1050 Conn. Avenue, N.W.
                          Chief Executive Officer                 Melville B. Cox            Washington, D.C. 20036
                          Texana Global Inc.;                     Vice President
                          Formerly, Member of the                                            COUNSEL TO THE DIRECTORS
                          U.S. House of Representatives           Karen Dunn Kelley
                                                                  Vice President             Kramer, Levin, Naftalis & Frankel LLP
                          Carl Frischling                                                    919 Third Avenue
                          Partner                                 Edgar M. Larsen            New York, NY 10022
                          Kramer, Levin, Naftalis & Frankel LLP   Vice President
                                                                                             DISTRIBUTOR
                          Robert H. Graham                        Mary J. Benson
                          President and Chief Executive Officer   Assistant Vice President   A I M Distributors, Inc.
                          A I M Management Group Inc.             and Assistant Treasurer    11 Greenway Plaza
                                                                                             Suite 100
                          Prema Mathai-Davis                      Sheri Morris               Houston, TX 77046
                          Chief Executive Officer, YWCA of the    Assistant Vice President
                          U.S.A.                                  and Assistant Treasurer    INDEPENDENT AUDITORS

                          Lewis F. Pennock                        Renee A. Friedli           Tait, Weller & Baker
                          Attorney                                Assistant Secretary        8 Penn Center Plaza
                                                                                             Suite 800
                          Louis S. Sklar                          P. Michelle Grace          Philadelphia, PA 19103
                          Executive Vice President                Assistant Secretary
                          Hines Interests
                          Limited Partnership                     Nancy L. Martin
                                                                  Assistant Secretary

                                                                  Ofelia M. Mayo
                                                                  Assistant Secretary

                                                                  Lisa A. Moss
                                                                  Assistant Secretary

                                                                  Kathleen J. Pflueger
                                                                  Assistant Secretary

                                                                  Samuel D. Sirko
                                                                  Assistant Secretary

                                                                  Stephen I. Winer
                                                                  Assistant Secretary

                    AIM V.I. INTERNATIONAL EQUITY FUND                      161

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)
AIM V.I. International Equity Fund paid ordinary dividends in the amount of $0.1934 per share to shareholders during its tax year ended December 31, 1999. Of these amounts 0.00% is eligible for the dividends received deduction for corporations.
The Fund also distributed long-term capital gains of $12,247,382 during the Fund's tax year ended December 31, 1999. Of long-term capital gains distributed, 100% is 20% rate gain.

FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999, THE AMOUNT OF INCOME RECEIVED BY THE FUND FROM SOURCES WITHIN FOREIGN COUNTRIES AND POSSESSIONS OF THE UNITED STATES WAS $0.2013 PER SHARE (REPRESENTING A TOTAL OF $3,120,591). THE AMOUNT OF TAXES PAID BY THE FUND TO SUCH COUNTRIES FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999 WAS $0.0224 PER SHARE (REPRESENTING A TOTAL OF $347,678). THE FOLLOWING TABLE PROVIDES A BREAKDOWN BY COUNTRY OF ORDINARY INCOME DIVIDENDS AND FOREIGN TAXES PAID BY THE FUND DURING THE FISCAL YEAR ENDED DECEMBER 31, 1999:

                                                GROSS  FOREIGN
                                               INCOME  TAX PAID
         COUNTRY                                  %       %
         -------                               ------- --------
         Argentina............................   1.27%   0.00%
         Australia............................   1.22%   1.07%
         Belgium..............................   0.35%   0.50%
         Brazil (BRL).........................   2.49%   1.64%
         Canada...............................   3.52%   6.53%
         Chile................................   0.03%   0.00%
         Finland..............................   0.82%   1.46%
         France...............................  16.29%  24.55%
         Germany..............................   3.34%   3.58%
         Hong Kong............................   4.39%   0.00%
         India................................   0.02%   0.00%
         Ireland..............................   2.89%   1.97%
         Italy................................   2.20%   3.89%
         Japan................................   3.60%   6.45%
         Malaysia.............................   0.09%   0.27%
         Mexico...............................   1.74%   1.48%
         The Netherlands......................   2.80%   4.93%
         Norway...............................   0.05%   0.09%
         Philippine...........................   0.08%   0.19%
         Portugal.............................   1.53%   3.17%
         Singapore............................   0.95%   2.35%
         Spain................................   2.06%   3.63%
         South Africa.........................   0.04%   0.00%
         South Korea..........................   0.98%   1.66%
         Sweden...............................   1.52%   2.70%
         Switzerland..........................   3.93%   5.42%
         United Kingdom.......................  17.29%  14.11%
         Venezuela............................   0.01%   0.00%
         Various..............................   0.47%   8.36%
                                               ------- -------
                                                75.97% 100.00%
         U.S.                                   24.03%   0.00%
                                               ------- -------
         TOTAL                                 100.00% 100.00%
                                               ======= =======

162                   AIM V.I. INTERNATIONAL EQUITY FUND

The Managers' Overview

FUND PROVIDES STABILITY AMIDST UNCERTAINTY

A roundtable discussion with the fund management team for AIM V.I. Money Market Fund for the fiscal year ended December 31, 1999.

Q. HOW DID AIM V.I. MONEY                            ---------------------              consumer prices, have shown that the
MARKET FUND PERFORM DURING THE                                                          frenetic growth has produced a surprising
FISCAL YEAR?                                     In February, the current period        lack of inflation. However, now that
A. Even with the prevalence of inflation                                                Y2K is past and the Fed no longer has to
fears, the fund continued to provide                 of economic expansion              sit on the sidelines, the Fed will again
consistent income. The fund maintained                                                  begin to address concerns that imbalances
a weighted average maturity (WAM) in             became the longest in U.S. history.    between supply and demand may be
the 20- to 25-day range throughout the                                                  developing within the economy.
reporting period. As of December 31,                 --------------------
1999, the WAM stood at 20 days, and the                                                 Q. WHAT IS YOUR NEAR-TERM
seven-day yield for the fund was 4.90%.        mance. Inflation fears and an overabun-  OUTLOOK?
                                               dance of corporate bond supply coupled   A. In February, the current period of
Q. WHAT WAS THE INTEREST-RATE                  with generally weak demand contributed   economic expansion became the longest in
ENVIRONMENT LIKE DURING THE                    to a rather anemic bond market, as       U.S. history. Many analysts expect this
FISCAL YEAR?                                   reflected in the yield of a benchmark    growth to continue through at least the
A. With the worst of the global financial      30-year Treasury bond. The benchmark     first half of 2000. This has led to the
crisis past, the question throughout much      bond's yield rose from 5.09% at the      belief that the Fed will need to raise
of 1999 was whether or not the Federal         beginning of 1999 to 6.48% at the end    interest rates at least once-if not
Reserve Board (the Fed) would need to          of the year-1999 proved to be one of     more-to slow economic growth to a
raise interest rates to forestall inflation.   the worst years on record for bonds.     more sustainable pace. It seems that
Inflation fears spawned volatility in          However, cash in the form of three -     the same story that dogged markets in
equity markets, unsettling bond markets as     and six-month Treasury bills still       1999 is continuing, with persistent upward
investors were concerned that ongoing          performed well for the year; yields      pressure on interest rates.
strong economic growth in the United           for these bills rose from 4.46% to
States would prompt the Fed to raise           5.31% and 4.54% to 5.73%, respectively,  Q. HOW WILL THE FUND RESPOND IF
interest rates. Ultimately, in three           during the 12-month period.              INTEREST RATES CONTINUE TO RISE?
separate moves, the Fed raised the key                                                  A. The fund's short WAM makes it able
federal funds rate from 4.75% to 5.50%.        Q. WAS THE ECONOMY ADVERSELY             to respond quickly to any change in
                                               AFFECTED BY THE MARKET                   rates. It can take advantage of any
Q. HOW DID EQUITY AND BOND                     UNCERTAINTY?                             reversal in interest rates to provide
MARKETS FARE?                                  A. In the midst of it all, the U.S.      competitive yield while maintaining a
A. While many stock indexes finished           economy continued to blaze ahead         conservative position with respect to
the year quite strongly, the bond market       relentlessly, experiencing a near        interest-rate risk.
did not enjoy the same upward perfor-          -record level of consumer confidence.
                                               Recent economic indicators, such as
                                               employment data and

-----------------------------------------------------------------------------------------------------------------------------------
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There can be no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.
-----------------------------------------------------------------------------------------------------------------------------------

                          AIM V.I. MONEY MARKET FUND                         163

SCHEDULE OF INVESTMENTS

December 31, 1999

                                                       PAR
                                                      (000)     VALUE
COMMERCIAL PAPER - 43.23%(a)

ASSET-BACKED SECURITIES - COMMERCIAL
  LOANS/LEASES - 4.18%

Centric Capital Corp.
 6.02%, 01/31/00                                     $ 4,000 $ 3,979,933
----------------------------------------------------------------------------

ASSET-BACKED SECURITIES - CONSUMER RECEIVABLES - 4.59%

Old Line Funding Corp.
 6.00%, 01/12/00                                       2,400   2,395,600
----------------------------------------------------------------------------
Thunder Bay Funding Inc.
 5.79%, 03/24/00                                       2,000   1,973,302
----------------------------------------------------------------------------
                                                               4,368,902
----------------------------------------------------------------------------

ASSET-BACKED SECURITIES - MULTI-PURPOSE - 22.95%

Bavaria TRR Corp.
 5.48%, 01/27/00                                       1,500   1,494,064
----------------------------------------------------------------------------
 5.92%, 03/23/00                                       1,000     986,516
----------------------------------------------------------------------------
Enterprise Funding Corp.
 6.05%, 02/03/00                                       4,000   3,977,817
----------------------------------------------------------------------------
Falcon Asset Securitization Corp.
 6.25%, 01/07/00                                       4,000   3,995,833
----------------------------------------------------------------------------
Monte Rosa Capital Corp.
 6.04%, 02/15/00                                         594     589,515
----------------------------------------------------------------------------
 5.98%, 03/09/00                                       3,000   2,966,113
----------------------------------------------------------------------------
Park Avenue Receivables Corp.
 5.81%, 03/08/00                                       2,000   1,978,374
----------------------------------------------------------------------------
Quincy Capital Corp.
 5.95%, 01/28/00                                       1,863   1,854,686
----------------------------------------------------------------------------
Three Rivers Funding Corp.
 7.00%, 01/12/00                                       4,000   3,991,444
----------------------------------------------------------------------------
                                                              21,834,362
----------------------------------------------------------------------------

ASSET-BACKED SECURITIES - TRADE RECEIVABLES - 6.30%

Asset Securitization Floating Rate Notes(b)
 6.09%, 03/10/00                                       3,000   2,999,624
----------------------------------------------------------------------------
Variable Funding Capital
 5.42%, 01/18/00                                       1,000     997,441
----------------------------------------------------------------------------
 5.68%, 01/21/00                                       2,000   1,993,689
----------------------------------------------------------------------------
                                                               5,990,754
----------------------------------------------------------------------------

AUTOMOBILE - 2.07%

Daimler-Chrysler North America Holding
 5.87%, 03/22/00                                       2,000   1,973,585
----------------------------------------------------------------------------

FINANCE (MULTIPLE INDUSTRY) - 1.05%

General Electric Capital Corp., Floating Rate Notes(b)
 4.98%, 08/21/00                                       1,000     998,667
----------------------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE - 2.09%

Credit Suisse First Boston, Inc.
 5.74%, 02/18/00                                       2,000   1,984,693
----------------------------------------------------------------------------
  Total Commercial Paper (Cost $41,130,896)                   41,130,896
----------------------------------------------------------------------------


                                                         PAR
                                                        (000)     VALUE
CERTIFICATES OF DEPOSIT - 1.05%

Bank Austria
 5.65%, 07/06/00 (Cost $999,755)                       $ 1,000 $   999,755
-----------------------------------------------------------------------------

MASTER NOTE AGREEMENTS - 8.30%(c)

Merrill Lynch Mortgage Capital Inc.
 4.76%, 08/17/00(d)                                      3,900   3,900,000
-----------------------------------------------------------------------------
Morgan Stanley, Dean Witter, Discover & Co.
 4.60%, 03/01/00(e)                                      4,000   4,000,000
-----------------------------------------------------------------------------
  Total Master Note Agreements
   (Cost $7,900,000)                                             7,900,000
-----------------------------------------------------------------------------

PROMISSORY NOTES - 3.15%

Goldman, Sachs & Co.
 4.90%, 02/24/00 (Cost $3,000,000)                       3,000   3,000,000
-----------------------------------------------------------------------------
  Total Investments (excluding repurchase agreements)
   (Cost $53,030,651)                                           53,030,651
-----------------------------------------------------------------------------

REPURCHASE AGREEMENTS - 43.47%(f)

Bear, Stearns & Co., Inc.,
 3.10%(g)                                                3,000   3,000,000
-----------------------------------------------------------------------------
CIBC Oppenheimer Corp.
 3.25%, 01/03/00(h)                                     14,862  14,862,435
-----------------------------------------------------------------------------
Goldman, Sachs & Co.
 5.64%, 01/07/00(i)                                      3,500   3,500,000
-----------------------------------------------------------------------------
Greenwich Capital Markets, Inc.
 3.30%, 01/03/00(j)                                     20,000  20,000,000
-----------------------------------------------------------------------------
  Total Repurchase Agreements
   (Cost $41,362,435)                                           41,362,435
-----------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.20%                                      94,393,086(k)
-----------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES - 0.80%                              759,083
-----------------------------------------------------------------------------
NET ASSETS - 100.00%                                           $95,152,169
=============================================================================

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Some commercial paper is traded on a discount basis. In such cases, the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(b) The coupon rate shown on floating rate notes represents the rate at period end.
(c) The investments in master note agreements are through participation in joint accounts with other mutual funds, private accounts, and certain nonregistered investment companies managed by the investment advisor or its affiliates.
(d) The portfolio may demand prepayment of notes purchased under the Master Note Purchase Agreement upon one business days notice to the issuer. Interest rates on master notes are redetermined periodically. Rate shown is the rate in effect on 12/31/99.
(e) The portfolio may demand prepayment of notes purchased under the Master Note Purchase Agreement upon three business days notice to the issuer. Interest rates on master notes are redetermined periodically. Rate shown is the rate in effect on 12/31/99.
(f) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(g) Joint open repurchase agreement entered into 10/05/98. Either party may terminate the agreement upon demand. Interest rates, par and collateral are redetermined daily. Collateralized by $350,000,000 U.S. Government obligations, 0% to 8.22% due 01/18/00 to 06/11/18 with an aggregate market value at 12/31/99 of $357,624,183.
(h) Joint repurchase agreement entered into 12/31/99 with a maturing value of $285,077,188 and collateralized by $285,000,000 U.S. Government and Treasury obligations, 5.812% to 8.023% due 04/01/19 to 05/01/35 with an aggregate market value at 12/31/99 of $290,700,000.
(i) Joint repurchase agreement entered into 12/31/99 with a maturing value of $100,501,333 and collateralized by $100,000,000 U.S. Government and Treasury obligations, 0% to 8.625% due 06/30/00 to 12/15/43 with an aggregate market value at 12/31/99 of $102,004,901.
(j) Joint repurchase agreement entered into 12/31/99 with a maturing value of $240,066,000 and collateralized by $240,000,000 U.S. Government and Treasury obligations, 5% to 10% due 02/01/00 to 12/01/29 with an aggregate market value at 12/31/99 of $244,803,339.
(k) Also represents cost for federal income tax purposes.

See Notes to Financial Statements.

164                       AIM V.I. MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

ASSETS:

Investments, excluding repurchase agreements, at value (cost
 $53,030,651)                                                 $ 53,030,651
--------------------------------------------------------------------------
Repurchase agreements (cost $41,362,435)                        41,362,435
--------------------------------------------------------------------------
Receivables for:
  Capital stock sold                                               756,435
--------------------------------------------------------------------------
  Interest receivable                                              111,773
--------------------------------------------------------------------------
Investment for deferred compensation plan                           28,768
--------------------------------------------------------------------------
Other assets                                                           276
--------------------------------------------------------------------------
    Total assets                                                95,290,338
--------------------------------------------------------------------------

LIABILITIES:

Payables for:
  Capital stock reacquired                                          19,925
--------------------------------------------------------------------------
  Deferred compensation plan                                        28,768
--------------------------------------------------------------------------
Accrued advisory fees                                               32,663
--------------------------------------------------------------------------
Accrued administrative service fees                                 29,815
--------------------------------------------------------------------------
Accrued operating expenses                                          26,998
--------------------------------------------------------------------------
    Total liabilities                                              138,169
--------------------------------------------------------------------------
Net assets applicable to shares outstanding                   $ 95,152,169
==========================================================================

CAPITAL SHARES, $0.001 PAR VALUE PER SHARE:

  Authorized                                                   250,000,000
--------------------------------------------------------------------------
  Outstanding                                                   95,152,112
==========================================================================
Net asset value, offering and redemption price per share      $       1.00
==========================================================================


STATEMENT OF OPERATIONS

For the year ended December 31, 1999

INVESTMENT INCOME:

Interest                                              $4,113,561
----------------------------------------------------------------

EXPENSES:

Advisory fees                                            317,031
----------------------------------------------------------------
Administrative services fees                              70,016
----------------------------------------------------------------
Custodian fees                                            26,011
----------------------------------------------------------------
Directors' fees                                            8,841
----------------------------------------------------------------
Other                                                     50,735
----------------------------------------------------------------
   Total expenses                                        472,634
----------------------------------------------------------------
Net investment income                                  3,640,927
----------------------------------------------------------------
Net increase in net assets resulting from operations  $3,640,927
================================================================

See Notes to Financial Statements.

                           AIM V.I. MONEY MARKET FUND                       165

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1999 and 1998

                                                     1999         1998
                                                  -----------  -----------
OPERATIONS:

  Net investment income                           $ 3,640,927  $ 3,115,776
---------------------------------------------------------------------------
   Net increase in net assets resulting from
    operations                                      3,640,927    3,115,776
---------------------------------------------------------------------------
Dividends to shareholders from net investment
 income                                            (3,640,927)  (3,115,776)
---------------------------------------------------------------------------
Net increase from capital stock transactions       31,061,846    5,455,702
---------------------------------------------------------------------------
   Net increase in net assets                      31,061,846    5,455,702
---------------------------------------------------------------------------

NET ASSETS:

  Beginning of year                                64,090,323   58,634,621
---------------------------------------------------------------------------
  End of year                                     $95,152,169  $64,090,323
===========================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)      $95,152,112  $64,090,266
---------------------------------------------------------------------------
  Undistributed net realized gain from investment
   securities                                              57           57
---------------------------------------------------------------------------
                                                  $95,152,169  $64,090,323
===========================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 1999

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Money Market Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seventeen separate portfolios. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is to seek to provide as high a level of current income as is consistent with the preservation of capital and liquidity.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - The Fund's securities are valued on the basis of amortized cost which approximates market value. This method values a security at its cost on the date of purchase and thereafter, assumes a constant amortization to maturity of any discount or premiums.
B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and discounts on investments, is recorded as earned from settlement date and is recorded on the accrual basis.
C. Distributions - It is the policy of the Fund to declare and pay dividends from net investment income daily. Such distributions are paid daily. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.40% on the first $200 million of the Fund's average daily net assets, plus 0.35% of the Fund's average daily net assets in excess of $250 million.

 The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services and other administrative services to the Fund. For the year ended December 31, 1999, the Fund paid AIM $70,016 of which AIM retained $44,311 for such services.
 The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for

166                       AIM V.I. MONEY MARKET FUND
the Fund. Certain officers and directors of the Company are officers of AIM and AIM Distributors.
 During the year ended December 31, 1999, the Fund paid legal fees of $3,541 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3 - DIRECTORS' FEES
Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4 - BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5 - CAPITAL STOCK
Changes in capital stock outstanding during the years ended December 31, 1999 and 1998 were as follows:

                                   1999                        1998
                        ---------------------------  -------------------------
                           SHARES        AMOUNT        SHARES        AMOUNT
                        ------------  -------------  -----------  ------------
Sold                     113,630,564  $ 113,630,564  100,181,770  $100,181,770
-------------------------------------------------------------------------------
Issued as reinvestment
 of dividends              3,640,927      3,640,927    3,115,776     3,115,776
-------------------------------------------------------------------------------
Issued in connection
 with acquisitions*       29,800,869     29,800,869           --            --
-------------------------------------------------------------------------------
Reacquired              (116,010,514) $(116,010,514) (97,841,844) $(97,841,844)
-------------------------------------------------------------------------------
                          31,061,846  $  31,061,846    5,455,702  $  5,455,702
================================================================================

* As of the close of business on October 15, 1999, the Fund acquired all the net assets GT Global Variable Money Market Fund ("Variable Money Market Fund") pursuant to a plan of reorganization approved by Variable Money Market Fund's shareholders on August 25, 1999. The acquisition was accomplished by a tax-free exchange of 29,800,869 shares of the Fund for 29,800,869 shares of Variable Money Market Fund outstanding as of the close of business on October 15, 1999. Variable Money Market Fund net assets at that date of $29,800,869 were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $80,730,864.

                          AIM V.I. MONEY MARKET FUND                         167

NOTE 6 - FINANCIAL HIGHLIGHTS
Shown below are the financial highlights for a share outstanding of the Fund during each of the years in the four-year period ended December 31, 1999, the eleven months ended December 31, 1995 and the year ended January 31, 1995.

                                      DECEMBER 31,
                         ----------------------------------------------     JANUARY 31,
                          1999        1998     1997     1996     1995          1995
                         -------     -------  -------  -------  -------     -----------
Net asset value,
 beginning of period     $  1.00     $  1.00  $  1.00  $  1.00  $  1.00       $  1.00
-----------------------------------------------------------------------------------------
Income from investment
 operations:
 Net investment income      0.05        0.05     0.05     0.05     0.05          0.04
-----------------------------------------------------------------------------------------
Less distributions:
 Dividends from net
  investment income        (0.05)      (0.05)   (0.05)   (0.05)   (0.05)        (0.04)
-----------------------------------------------------------------------------------------
Net asset value, end of
 period                  $  1.00     $  1.00  $  1.00  $  1.00  $  1.00       $  1.00
=========================================================================================
Total return                4.66%       5.06%    5.14%    4.97%    5.22%         3.98%
=========================================================================================
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (000s omitted)   $95,152     $64,090  $58,635  $63,529  $65,506       $31,017
=========================================================================================
Ratio of expenses to
 average net assets         0.60%(a)    0.58%    0.59%    0.55%    0.53%(b)      0.63%(c)
=========================================================================================
Ratio of net investment
 income to average net
 assets                     4.59%(a)    4.94%    5.01%    4.84%    5.40%(b)      4.14%(c)
=========================================================================================

(a) Ratios are based on average net assets of $79,257,738.
(b) Annualized.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses and net investment income to average daily net assets prior to fee waivers and/or expense reimbursements were 0.70% and 4.07%, respectively.

168                       AIM V.I. MONEY MARKET FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors
AIM Variable Insurance Funds, Inc.

We have audited the accompanying statement of assets and liabilities of AIM V.I. Money Market Fund, a series of shares of common stock of AIM Variable Insurance Funds, Inc. including the schedule of investments as of December 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, the eleven month period ended December 31, 1995 and the year ended January 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Money Market Fund, as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, the eleven month period ended December 31, 1995 and the year ended January 31, 1995 in conformity with generally accepted accounting principles.

                           TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2000

                           AIM V.I. MONEY MARKET FUND                        169

 . DIRECTORS, OFFICERS,      BOARD OF DIRECTORS                      OFFICERS                   OFFICE OF THE FUND
  AND OTHER SERVICE
  PROVIDERS OF AIM          Charles T. Bauer                        Charles T. Bauer           11 Greenway Plaza
  VARIABLE INSURANCE        Chairman                                Chairman                   Suite 100
  FUNDS, INC.               A I M Management Group Inc.                                        Houston, TX 77046
                                                                    Robert H. Graham           (800) 347-1919
                            Bruce L. Crockett                       President
                            Director                                                           INVESTMENT ADVISOR
                            ACE Limited;                            Carol F. Relihan
                            Formerly Director, President,           Senior Vice President      A I M Advisors, Inc.
                            and Chief Executive Officer             and Secretary              11 Greenway Plaza
                            COMSAT Corporation                                                 Suite 100
                                                                    Gary T. Crum               Houston, TX 77046
                            Owen Daly II                            Senior Vice President
                            Director                                                           TRANSFER AGENT AND CUSTODIAN
                            Cortland Trust Inc.                     Dana R. Sutton
                                                                    Vice President and         State Street Bank and Trust Company
                            Edward K. Dunn Jr.                      Treasurer                  225 Franklin Street
                            Chairman, Mercantile Mortgage Corp.;                               Boston, MA 02110
                            Formerly Vice Chairman, President       Robert G. Alley
                            and Chief Operating Officer,            Vice President             COUNSEL TO THE FUNDS
                            Mercantile-Safe Deposit & Trust Co.;
                            and President, Mercantile Bankshares    Stuart W. Coco             Freedman, Levy, Kroll &
                                                                    Vice President             Simonds
                            Jack Fields                                                        1050 Conn. Avenue, N.W.
                            Chief Executive Officer                 Melville B. Cox            Washington, D.C. 20036
                            Texana Global Inc.;                     Vice President
                            Formerly, Member of the                                            COUNSEL TO THE DIRECTORS
                            U.S. House of Representatives           Karen Dunn Kelley
                                                                    Vice President             Kramer, Levin, Naftalis & Frankel LLP
                            Carl Frischling                                                    919 Third Avenue
                            Partner                                 Edgar M. Larsen            New York, NY 10022
                            Kramer, Levin, Naftalis & Frankel LLP   Vice President
                                                                                               DISTRIBUTOR
                            Robert H. Graham                        Mary J. Benson
                            President and Chief Executive Officer   Assistant Vice President   A I M Distributors, Inc.
                            A I M Management Group Inc.             and Assistant Treasurer    11 Greenway Plaza
                                                                                               Suite 100
                            Prema Mathai-Davis                      Sheri Morris               Houston, TX 77046
                            Chief Executive Officer, YWCA of        Assistant Vice President
                            the U.S.A.                              and Assistant Treasurer    INDEPENDENT AUDITORS

                            Lewis F. Pennock                        Renee A. Friedli           Tait, Weller & Baker
                            Attorney                                Assistant Secretary        8 Penn Center Plaza
                                                                                               Suite 800
                            Louis S. Sklar                          P. Michelle Grace          Philadelphia, PA 19103
                            Executive Vice President                Assistant Secretary
                            Hines Interests
                            Limited Partnership                     Nancy L. Martin
                                                                    Assistant Secretary

                                                                    Ofelia M. Mayo
                                                                    Assistant Secretary

                                                                    Lisa A. Moss
                                                                    Assistant Secretary

                                                                    Kathleen J. Pflueger
                                                                    Assistant Secretary

                                                                    Samuel D. Sirko
                                                                    Assistant Secretary

                                                                    Stephen I. Winer
                                                                    Assistant Secretary


REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)
AIM V.I. Money Market Fund paid ordinary dividends in the amount of $0.0457 per share to shareholders during its tax year ended December 31, 1999. Of these amounts 0.00% is eligible for the dividends received deduction for corporations.

170                       AIM V.I. MONEY MARKET FUND

The Managers' Overview

FUND TARGETS GROWING TELECOM INDUSTRY

A roundtable discussion with the fund management team for AIM V.I. Telecommunications Fund for the fiscal year ended
December 31, 1999.

Q. WHAT WAS THE MARKET ENVIRONMENT                 Despite persistent inflation fears, the    shares. Strong merger-and-acquisition
LIKE DURING THE FISCAL YEAR?                   U.S. economy continued to experience a near-   activity also continues in Europe,
A. With the worst of the global                record level of consumer confidence. Markets   stimulated by the launch of the euro
financial crisis past, the question            reached a feverish pitch by the end of         at the beginning of 1999.
throughout much of 1999 was whether            1999. If the current economic expansion
or not the Federal Reserve Board (the          lasts through the early months of 2000,        Q. HOW HAVE TELECOM STOCKS FARED?
Fed) would need to raise interest rates        it will become the longest in U.S.             A. At the end of the reporting period,
to forestall inflation. Inflation              history.                                       the communications component of the
fears spawned volatility in the                                                               S&P 500 was up 18.81% for 1999. The
markets, curbing high-flying com-              Q. HOW DID FOREIGN MARKETS PERFORMS?           sector experienced ups and downs
munications  and technology stocks in          A. Global economic news was good on the        during the year, and technology was
the spring and bringing on a resurgence        whole, thanks largely to recoveries in         the only sector of the index to post a
of more cyclical stocks.                       Europe, Asia and Japan. Markets that were      positive return for the third quarter.
    By mid-summer, major stock indexes         devastated a year ago came along well              The venerable Dow Jones Industrial
reached new record highs, boosted by           during 1999; countries that focused on         Average incorporated four new stocks
solid corporate earnings, continued            cleaning up their banking systems and          on November 1, including fund holdings
tame inflation and renewed vitality            stabilizing their currencies enjoyed the       Microsoft and SBC Communications.
among many stocks. But investors'              best performance.                              Experts say these stocks represent the
fears dampened stocks in general as                European companies are undergoing the      "new economy," dominated largely by
key economic indicators, such as               same type of restructuring that U.S.           telecommunications and technology,
employment data and consumer prices,           companies experienced in the 1980s. They       replacing stocks that represented the
showed that the economy blazed ahead           are selling unproductive assets, cutting       old, industrial economy. Because the
relentlessly. Ultimately, in three             workforces and buying back                     United States dominates telecom-
separate moves, the Fed raised the key                                                        munications, the majority of our
federal funds rate from 4.75% to 5.50%.                                                       holdings are U.S.-based.

PORTFOLIO COMPOSITION

As of 12/31/99, based on total net assets

TOP 10 EQUITY HOLDINGS                                                TOP 10 COUNTRIES
  1. JDS Uniphase Corp.                         5.95%                   1. United States                          68.87%
  2. Cisco Systems, Inc.                        4.58                    2. Japan                                   6.93
  3. Microsoft Corp.                            4.52                    3. Germany                                 3.18
  4. Yahoo! Inc.                                3.79                    4. Canada                                  3.09
  5. Motorola, Inc.                             3.79                    5. Finland                                 2.93
  6. Mannesmann AG (Germany)                    3.18                    6. Netherlands                             2.17
  7. NTL Inc.                                   2.98                    7. United Kingdom                          1.48
  8. Nokia Oyj ADR (Finland)                    2.93                    8. Hong Kong                               1.27
  9. eBay, Inc.                                 2.89                    9. Ireland                                 1.18
 10. NTT Mobile Communications                  2.84                   10. Spain                                   1.10
     Network, Inc. (Japan)

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.

                       AIM V.I. TELECOMMUNICATIONS FUND                      171

Q. HOW HAVE YOU BEEN TAKING            . Equipment makers like fund
ADVANTAGE OF TRENDS IN TELECOM-          holding Cisco Systems focus on
MUNICATIONS?                             building communications networks
A. Major trends include deregulation,    to improve Internet bandwidth
the enormous growth in data traffic,     (a measure of how wide the
the move from wired to wireless          connection pipeline is and how
phones and increasing bandwidth.         much information can be sent
We look for companies that are           through it). JDS Uniphase, our
working to meet the increasing           top holding, makes chips used to
telecommunications demands               increase the carrying capacity
created by the e-revolution.             of optical fibers. We continue
  . Telephone companies all over the     to see strength in these
    world-long regulated and often       types of companies.
    state-owned-are being turned
    loose to compete, resulting         Q. WHAT IS YOUR OUTLOOK FOR
    in a flurry of    merger-and-       THE FUTURE?
    acquisition activity. Companies     A. Most experts agree that the demand
    are preparing for the day when      for new telecommunications technology
    there is effectively no separation  will continue to increase in the
    between local and long-distance     new century because each time
    calling or between carrying voice,  one consumer demand is met,
    data or video. Fund holdings        another is born. People all
    Vodafone Group, Qwest Com-          over the world want more information
    munications and MCI WorldCom        faster. This global thirst for
    all made major acquisitions         bandwidth (the ability to increase
    in 1999.                            the speed of information) should
  . According to IDC, a technology      continue to drive the information
    research group, more than 111       economy, which we see as the new
    million people subscribed to        economy. In this environment, we will
    wireless services in 1998.          continue to target companies with
    Experts say five years from         above-average earnings growth that
    now, cell-phone users will be       we believe will be market leaders in
    able to download pictures from      telecommunications.
    the Web and even do videocon-
    ferencing from their mobile           The unmanaged Standard & Poor's
    phones. Nokia, a fund holding       Composite of 500 Stocks (the S&P 500) is
    and mobile-phone leader,            generally considered representative of
    predicts that 15% of those sold     the performance of the stock market
    by the end of 2000 will be          in general. The Dow Jones Industrial
    Internet-capable.                   Average is a price-weighted average
                                        of 30 actively traded primarily
                                        industrial stocks.

172                    AIM V.I. TELECOMMUNICATIONS FUND

SCHEDULE OF INVESTMENTS

December 31, 1999

                                                       MARKET
                                            SHARES      VALUE
DOMESTIC STOCKS - 68.87%

BROADCASTING (TELEVISION, RADIO & CABLE) - 3.01%

Comcast Corp. - Class A                       18,600 $   934,650
----------------------------------------------------------------
UnitedGlobalCom Inc. - Class A(a)             33,000   2,330,625
----------------------------------------------------------------
                                                       3,265,275
----------------------------------------------------------------

COMMUNICATIONS EQUIPMENT - 15.76%

CIENA Corp.(a)                                10,000     575,000
----------------------------------------------------------------
Corning, Inc.                                 15,000   1,934,062
----------------------------------------------------------------
General Instrument Corp.(a)                   12,000   1,020,000
----------------------------------------------------------------
Harmonic, Inc.(a)                             20,000   1,898,750
----------------------------------------------------------------
JDS Uniphase Corp.(a)                         40,000   6,452,500
----------------------------------------------------------------
Lucent Technologies Inc.                       3,000     224,437
----------------------------------------------------------------
Motorola, Inc.                                27,900   4,108,275
----------------------------------------------------------------
Proxim, Inc.(a)                                8,000     880,000
----------------------------------------------------------------
                                                      17,093,024
----------------------------------------------------------------

COMPUTERS (NETWORKING) - 5.02%

Cabletron Systems, Inc.(a)                    18,000     468,000
----------------------------------------------------------------
Cisco Systems, Inc.(a)                        46,400   4,970,600
----------------------------------------------------------------
                                                       5,438,600
----------------------------------------------------------------

COMPUTERS (PERIPHERALS) - 1.93%

EMC Corp.(a)                                  19,200   2,097,600
----------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES) - 21.07%

America Online, Inc.(a)                       31,200   2,353,650
----------------------------------------------------------------
BEA Systems, Inc.(a)                           9,000     629,437
----------------------------------------------------------------
eBay, Inc.(a)                                 25,000   3,129,687
----------------------------------------------------------------
FreeMarkets, Inc.(a)                           7,900   2,696,369
----------------------------------------------------------------
InfoSpace.com, Inc.(a)                         6,000   1,284,000
----------------------------------------------------------------
Inktomi Corp.(a)                              16,000   1,420,000
----------------------------------------------------------------
Microsoft Corp.(a)                            42,000   4,903,500
----------------------------------------------------------------
Oracle Corp.(a)                               15,000   1,680,938
----------------------------------------------------------------
RealNetworks, Inc.(a)                          5,300     637,656
----------------------------------------------------------------
Yahoo! Inc.(a)                                 9,500   4,110,531
----------------------------------------------------------------
                                                      22,845,768
----------------------------------------------------------------

ELECTRICAL EQUIPMENT - 0.83%

EchoStar Communications Corp.(a)               9,200     897,000
----------------------------------------------------------------

ELECTRONICS (DEFENSE) - 0.71%

General Motors Corp. - Class H(a)              8,000     768,000
----------------------------------------------------------------

ELECTRONICS (INSTRUMENTATION) - 0.69%

Alpha Industries, Inc.(a)                     13,000     745,063
----------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS) - 0.30%

PMC-Sierra, Inc.(a)                            2,000     320,625
----------------------------------------------------------------


                                                                       MARKET
                                                            SHARES      VALUE
INVESTMENT MANAGEMENT - 0.42%

Knight/Trimark Group, Inc. - Class A(a)                     10,000 $   460,000
------------------------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING) - 0.60%

GoTo.com, Inc.(a)                                           11,000     646,250
------------------------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS) - 1.79%

Brocade Communications Systems, Inc.(a)                     11,000   1,947,000
------------------------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 5.69%

Infonet Services Corp.(a)                                   17,800     467,250
------------------------------------------------------------------------------
Level 3 Communications, Inc.(a)                             23,000   1,883,125
------------------------------------------------------------------------------
Phone.com, Inc.(a)                                           5,000     579,688
------------------------------------------------------------------------------
Powertel, Inc.(a)                                            3,000     301,125
------------------------------------------------------------------------------
Western Wireless Corp. - Class A(a)                         44,000   2,937,000
------------------------------------------------------------------------------
                                                                     6,168,188
------------------------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE) - 3.29%

Global TeleSystems Group, Inc.(a)                           61,600   2,132,900
------------------------------------------------------------------------------
MCI WorldCom, Inc.(a)                                       27,000   1,432,688
------------------------------------------------------------------------------
                                                                     3,565,588
------------------------------------------------------------------------------

TELEPHONE - 7.76%

Bell Atlantic Corp.                                         23,000   1,415,938
------------------------------------------------------------------------------
McLeodUSA, Inc. - Class A(a)                                 9,000     529,875
------------------------------------------------------------------------------
NEXTLINK Communications, Inc. - Class A(a)                   7,000     581,438
------------------------------------------------------------------------------
NTL Inc.(a)                                                 25,915   3,232,896
------------------------------------------------------------------------------
Qwest Communications International, Inc.(a)                 28,000   1,204,000
------------------------------------------------------------------------------
RCN Corp.(a)                                                10,000     485,000
------------------------------------------------------------------------------
SBC Communications, Inc.                                    19,900     970,125
------------------------------------------------------------------------------
                                                                     8,419,272
------------------------------------------------------------------------------
  Total Domestic Stocks (Cost $39,763,183)                          74,677,253
------------------------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY INTERESTS - 24.61%

AUSTRALIA - 0.37%

Telstra Corp. Ltd.-Installment Receipts (Telephone)(a)     115,500     407,494
------------------------------------------------------------------------------

CANADA - 3.09%

BCE Inc. (Telephone)                                        18,934   1,720,498
------------------------------------------------------------------------------
Nortel Networks Corp. (Communications Equipment)            16,200   1,636,200
------------------------------------------------------------------------------
                                                                     3,356,698
------------------------------------------------------------------------------

FINLAND - 2.93%

Nokia Oyj - ADR (Communications Equipment)                  16,700   3,173,000
------------------------------------------------------------------------------

GERMANY - 3.18%

Mannesmann A.G. (Machinery - Diversified)                   14,300   3,446,940
------------------------------------------------------------------------------

HONG KONG - 1.27%

China Telecom Ltd. (Telecommunications -
 Cellular/Wireless)(a)                                     220,000   1,372,612
------------------------------------------------------------------------------

                        AIM V.I. TELECOMMUNICATIONS FUND                     173

                                                                     MARKET
                                                         SHARES      VALUE

IRELAND - 1.18%

Esat Telecom Group PLC - ADR (Telecommunications -
  Long Distance)(a)                                        14,000 $  1,281,000
-------------------------------------------------------------------------------

JAPAN - 6.93%

Kyocera Corp. (Electronics-Component Distributors)          8,400    2,179,682
-------------------------------------------------------------------------------
Nippon Telegraph & Telephone Corp. (Telephone)                 97    1,662,179
-------------------------------------------------------------------------------
NTT Mobile Communications Network, Inc.
 (Telecommunications-Cellular/Wireless)                        80    3,078,580
-------------------------------------------------------------------------------
Sony Corp. (Electrical Equipment)                           2,000      593,390
-------------------------------------------------------------------------------
                                                                     7,513,831
-------------------------------------------------------------------------------

NETHERLANDS - 2.17%

KPNQWest N.V. (Telecommunications - Long Distance)(a)      35,300    2,348,380
-------------------------------------------------------------------------------

SPAIN - 1.10%

Telefonica S.A. (Telephone)(a)                             47,751    1,191,871
-------------------------------------------------------------------------------

SWEDEN - 0.91%

Telefonaktiebolaget LM Ericsson - ADR (Communications
 Equipment)                                                15,000      985,312
-------------------------------------------------------------------------------

UNITED KINGDOM - 1.48%

Vodafone AirTouch PLC (Telecommunications-
 Cellular/Wireless)                                       324,000    1,604,802
-------------------------------------------------------------------------------
  Total Foreign Stocks & Other Equity Interests (Cost
   $8,714,354)                                                      26,681,940
-------------------------------------------------------------------------------

MONEY MARKET FUNDS - 6.59%

STIC Liquid Assets Portfolio(b)                         3,569,530    3,569,530
-------------------------------------------------------------------------------
STIC Prime Portfolio(b)                                 3,569,530    3,569,530
-------------------------------------------------------------------------------
  Total Money Market Funds (Cost $7,139,060)                         7,139,060
-------------------------------------------------------------------------------

TOTAL INVESTMENTS - 100.07%
 (COST $55,616,597)                                                108,498,253
-------------------------------------------------------------------------------

LIABILITIES LESS OTHER ASSETS - (0.07%)                                (70,489)
-------------------------------------------------------------------------------

NET ASSETS - 100.00%                                              $108,427,764
-------------------------------------------------------------------------------

Investment Abbreviations:

ADR - American Depositary Receipt

NOTES TO SCHEDULE OF INVESTMENTS:

a) Non-income producing security.
b) The money market fund has the same investment advisor as the Fund.


See Notes to Financial Statements.

174                     AIM V.I. TELECOMMUNICATIONS FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

ASSETS:

Investments, at market value  (cost $55,616,597)          $108,498,253
----------------------------------------------------------------------
Receivables for:
 Foreign currencies, at value (cost $2,012)                      2,019
----------------------------------------------------------------------
 Dividends and interest                                         39,637
----------------------------------------------------------------------
  Total assets                                             108,539,909
----------------------------------------------------------------------

LIABILITIES:

Accrued advisory fees                                           85,794
----------------------------------------------------------------------
Accrued administrative service fees                              4,247
----------------------------------------------------------------------
Accrued operating expenses                                      22,104
----------------------------------------------------------------------
  Total liabilities                                            112,145
----------------------------------------------------------------------
Net assets applicable to shares outstanding               $108,427,764
======================================================================
CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:
 Authorized                                                250,000,000
----------------------------------------------------------------------
 Outstanding                                                 3,290,020
======================================================================
Net asset value, offering and redemption price per share  $      32.96
======================================================================


STATEMENT OF OPERATIONS

For the year ended December 31, 1999

INVESTMENT INCOME:

Dividends (net of $11,255 foreign withholding tax)               $   262,469
-----------------------------------------------------------------------------
Interest                                                             170,817
-----------------------------------------------------------------------------
Security lending                                                      52,600
-----------------------------------------------------------------------------
  Total investment income                                            485,886
-----------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                        756,068
-----------------------------------------------------------------------------
Administrative services fees                                          34,698
-----------------------------------------------------------------------------
Custodian fees                                                        34,246
-----------------------------------------------------------------------------
Directors' fees                                                        8,147
-----------------------------------------------------------------------------
Printing fees                                                         54,930
-----------------------------------------------------------------------------
Interest expense                                                       4,428
-----------------------------------------------------------------------------
Other                                                                 62,933
-----------------------------------------------------------------------------
  Total expenses                                                     955,450
-----------------------------------------------------------------------------
Less: Expense reductions                                                (650)
-----------------------------------------------------------------------------
  Net expenses                                                       954,800
-----------------------------------------------------------------------------
Net investment income (loss)                                        (468,914)
-----------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES,
 FOREIGN CURRENCIES AND FOREIGN CURRENCY CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                           21,278,655
-----------------------------------------------------------------------------
  Foreign currencies                                                (240,556)
-----------------------------------------------------------------------------
  Foreign currency contracts                                          26,029
-----------------------------------------------------------------------------
                                                                  21,064,128
-----------------------------------------------------------------------------
Change in net unrealized appreciation of:
  Investment securities                                           36,821,340
-----------------------------------------------------------------------------
  Foreign currencies                                                     325
-----------------------------------------------------------------------------
  Foreign currency contracts                                          44,287
-----------------------------------------------------------------------------
                                                                  36,865,952
-----------------------------------------------------------------------------
Net gain on investment securities, foreign currencies and
 foreign currency contracts                                       57,930,080
-----------------------------------------------------------------------------
Net increase in net assets resulting from operations             $57,461,166
=============================================================================

See Notes to Financial Statements.

                        AIM V.I. TELECOMMUNICATIONS FUND                   175

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1999 and 1998

                                                       1999          1998
                                                   ------------   -----------
OPERATIONS:

 Net investment income (loss)                      $   (468,914)  $   (37,295)
------------------------------------------------------------------------------
 Net realized gain from investment securities,
  foreign currencies and foreign currency
  contracts                                          21,064,128     6,543,917
------------------------------------------------------------------------------
 Change in net unrealized appreciation of
  investment securities, foreign currencies and
  foreign currency contracts                         36,865,952     6,878,850
------------------------------------------------------------------------------
    Net increase in net assets resulting from
     operations                                      57,461,166    13,385,472
------------------------------------------------------------------------------
 Distributions to shareholders from net realized
  gains                                             (15,618,065)   (5,760,403)
------------------------------------------------------------------------------
 Net increase (decrease) from capital stock
  transactions                                       (2,874,672)   (6,351,877)
------------------------------------------------------------------------------
    Net increase in net assets                       38,968,429     1,273,192
------------------------------------------------------------------------------

NET ASSETS:

Beginning of year                                    69,459,335    68,186,143
------------------------------------------------------------------------------
End of year                                        $108,427,764   $69,459,335
==============================================================================

NET ASSETS CONSIST OF:

 Capital (par value and additional paid-in)        $ 44,082,800   $46,957,472
------------------------------------------------------------------------------
 Undistributed net realized gain from investment
  securities, foreign currencies and foreign
  currency contracts                                 11,463,291     6,486,142
------------------------------------------------------------------------------
 Unrealized appreciation of investment securities,
  foreign currencies and foreign currency
  contracts                                          52,881,673    16,015,721
------------------------------------------------------------------------------
                                                   $108,427,764   $69,459,335
==============================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 1999

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
AIM V.I. Telecommunications Fund (the "Fund"), (formerly named the GT Global Variable Telecommunications Fund),is a series portfolio of AIM Variable Insurance Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seventeen separate portfolios. Prior to October 18, 1999, the Fund was a series portfolio of GT Global Variable Investment Trust (the "Trust") organized as a Delaware business trust registered under the 1940 Act. Pursuant to an agreement and plan of reorganization between the Company and the Trust, the Fund was reorganized as a portfolio of the Company effective October 18, 1999. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is to achieve long-term growth of capital.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations - A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").

176                    AIM V.I. TELECOMMUNICATIONS FUND

    Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.
   On December 31, 1999, undistributed net investment income was increased by $468,914 and undistributed net realized gains decreased by $468,914 as a result of differing book/tax treatment of foreign currency transactions and other reclassifications. Net assets of the Fund were unaffected by the reclassifications.
C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S.
   dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the Fund's average daily net assets.
 Effective July 1, 1999, the Company entered into a master administrative services agreement with AIM, replacing the prior pricing and accounting agreement. The Fund, pursuant to the master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services and other administrative services to the Fund. Prior to July 1, 1999, AIM was the pricing and accounting agent for the Fund. The monthly fee for these services paid to AIM was a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate was derived based on the aggregate net assets of the funds which comprised the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee was calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets. For the year ended December 31, 1999, AIM was paid $34,698 of which AIM retained $34,698 for such services.
 The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. Certain officers and directors of the Company are officers of AIM and AIM Distributors.
 During the year ended December 31, 1999, the Fund paid legal fees of $156 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3 - EXPENSE REDUCTIONS

During the year ended December 31, 1999, the Fund received reductions in custodian fees of $18 under an expense offset arrangement and AIM directed certain portfolio trades to brokers who then paid $632 of the Fund's expenses. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $650 during the year ended December 31, 1999.

NOTE 4 - DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period. Prior to May 28, 1999, the Fund, along with certain other funds advised and/or administered by AIM, had a line of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allowed the Fund and certain other funds to borrow, on a first come, first served basis, an aggregate maximum amount of $250,000,000.
 During the year ended December 31, 1999, the average outstanding daily balance of bank loans for the Fund was $79,497 with a weighted average interest rate of 5.57%. Interest expense for the Fund for the year ended December 31, 1999 was $4,428.

                       AIM V.I. TELECOMMUNICATIONS FUND                      177

NOTE 6 - PORTFOLIO SECURITIES LOANED

At December 31, 1999, there were no securities on loans to brokers. For the year ended December 31, 1999, the Fund received fees of $52,600 for securities lending.
 For international securities, cash collateral is received by the fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. The collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

NOTE 7 - INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1999 was $88,854,506 and $107,703,816, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 1999 is as follows:

Aggregate unrealized appreciation of investment securities    $53,172,990
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities     (497,109)
--------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $52,675,881
==========================================================================

Cost of investments for tax purposes is $55,822,372.

178                    AIM V.I. TELECOMMUNICATIONS FUND

NOTE 8 - CAPITAL STOCK

Changes in capital stock outstanding during the years ended December 31, 1999 and 1998 were as follows:

                                    1999                      1998
                           ------------------------  -----------------------
                             SHARES       AMOUNT       SHARES      AMOUNT
                           ----------  ------------  ----------  -----------
Sold                        6,650,710   148,837,352   2,494,268   49,416,214
-----------------------------------------------------------------------------
Issued as reinvestment of
 dividends                    763,720    15,618,065     293,286    5,760,403
-----------------------------------------------------------------------------
Reacquired                 (7,487,234) (167,330,089) (3,130,421) (61,528,494)
-----------------------------------------------------------------------------
                             (72,804)  $ (2,874,672)   (342,867) $(6,351,877)
=============================================================================

NOTE 9 - FINANCIAL HIGHLIGHTS
 Shown below are the financial highlights for a share outstanding of the Fund during each of the years in the five-year period ended December 31, 1999.

                             1999         1998      1997      1996      1995
                           --------      -------   -------   -------   -------
Net asset value,
 beginning of period       $  20.66      $ 18.40   $ 18.14   $ 16.87   $ 13.98
-------------------------------------------------------------------------------
Income from investment
 operations:
  Net investment income
   (loss)                     (0.14)       (0.01)    (0.02)    (0.05)     0.02
-------------------------------------------------------------------------------
  Net gains on securities
   (both realized and
   unrealized)                18.46         3.99      2.59      3.31      3.26
-------------------------------------------------------------------------------
   Total from investment
    operations                18.32         3.98      2.57      3.26      3.28
-------------------------------------------------------------------------------
Less distributions:
  Dividends from net
   investment income             --           --        --     (0.02)    (0.03)
-------------------------------------------------------------------------------
  Distributions from net
   realized capital gains     (6.02)       (1.72)    (2.31)    (1.97)    (0.36)
-------------------------------------------------------------------------------
   Total distributions        (6.02)       (1.72)    (2.31)    (1.99)    (0.39)
-------------------------------------------------------------------------------
Net asset value, end of
 period                    $  32.96      $ 20.66   $ 18.40   $ 18.14   $ 16.87
===============================================================================
Total return                 106.52%       22.11%    14.56%    19.34%    23.66%
===============================================================================
Ratios/supplemental data:
Net assets, end of period
 (000s omitted)            $108,428      $69,459   $68,186   $63,258   $50,778
===============================================================================
Ratio of expenses to
 average net assets
 including interest
 expense:
  with waivers                 1.27%(a)     1.17%     1.11%     1.12%     1.20%
===============================================================================
  without waivers              1.27%(a)     1.18%     1.16%     1.17%     1.26%
===============================================================================
Ratio of expenses to
 average net assets
 excluding interest
 expense:
  with waivers                 1.26%(a)     1.16%     1.11%     1.12%     1.20%
===============================================================================
  without waivers              1.26%(a)     1.17%     1.16%     1.17%     1.26%
===============================================================================
Ratio of net investment
 income to average net
 assets:
  with waivers                (0.62)%(a)   (0.04)%   (0.10)%   (0.26)%    0.16%
===============================================================================
  without waivers             (0.62)%(a)   (0.05)%   (0.15)%   (0.31)%    0.10%
===============================================================================
Ratio of interest expense
 to average net assets         0.01%(a)     0.01%       --        --        --
===============================================================================
Portfolio turnover rate         124%          73%       91%       77%       70%
===============================================================================

(a) Ratios are based on average net assets of $75,606,845.

                       AIM V.I. TELECOMMUNICATIONS FUND                      179

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors
AIM Variable Insurance Funds, Inc.

We have audited the accompanying statement of assets and liabilities of AIM V.I. Telecommunications Fund (formerly, GT Global Variable Telecommunications
Fund), a series of shares of common stock of AIM Variable Insurance Funds, Inc. including the schedule of investments as of December 31, 1999, the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 1998 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated February 19, 1999, expressed an unqualified opinion thereon.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Telecommunications Fund, as of December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the year then ended in conformity with generally accepted accounting principles.

                                     TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2000

180                     AIM V.I. TELECOMMUNICATIONS FUND

DIRECTORS, OFFICERS,      BOARD OF DIRECTORS                      OFFICERS                   OFFICE OF THE FUND
AND OTHER SERVICE
PROVIDERS OF AIM          Charles T. Bauer                        Charles T. Bauer           11 Greenway Plaza
VARIABLE INSURANCE        Chairman                                Chairman                   Suite 100
FUNDS, INC.               A I M Management Group Inc.                                        Houston, TX 77046
                                                                  Robert H. Graham           (800) 347-1919
                          Bruce L. Crockett                       President
                          Director                                                           INVESTMENT ADVISOR
                          ACE Limited;                            Carol F. Relihan
                          Formerly Director, President, and       Senior Vice President      A I M Advisors, Inc.
                          Chief Executive Officer                 and Secretary              11 Greenway Plaza
                          COMSAT Corporation                                                 Suite 100
                                                                  Gary T. Crum               Houston, TX 77046
                          Owen Daly II                            Senior Vice President
                          Director                                                           TRANSFER AGENT AND CUSTODIAN
                          Cortland Trust Inc.                     Dana R. Sutton
                                                                  Vice President and         State Street Bank and Trust Company
                          Edward K. Dunn Jr.                      Treasurer                  225 Franklin Street
                          Chairman, Mercantile Mortgage Corp.;                               Boston, MA 02110
                          Formerly Vice Chairman, President       Robert G. Alley
                          and Chief Operating Officer,            Vice President             COUNSEL TO THE FUNDS
                          Mercantile-Safe Deposit & Trust Co.;
                          and President, Mercantile Bankshares    Stuart W. Coco             Freedman, Levy, Kroll &
                                                                  Vice President             Simonds
                          Jack Fields                                                        1050 Conn. Avenue, N.W.
                          Chief Executive Officer                 Melville B. Cox            Washington, D.C. 20036
                          Texana Global Inc.;                     Vice President
                          Formerly, Member of the                                            COUNSEL TO THE DIRECTORS
                          U.S. House of Representatives           Karen Dunn Kelley
                                                                  Vice President             Kramer, Levin, Naftalis & Frankel LLP
                          Carl Frischling                                                    919 Third Avenue
                          Partner                                 Edgar M. Larsen            New York, NY 10022
                          Kramer, Levin, Naftalis & Frankel LLP   Vice President
                                                                                             DISTRIBUTOR
                          Robert H. Graham                        Mary J. Benson
                          President and Chief Executive Officer   Assistant Vice President   A I M Distributors, Inc.
                          A I M Management Group Inc.             and Assistant Treasurer    11 Greenway Plaza
                                                                                             Suite 100
                          Prema Mathai-Davis                      Sheri Morris               Houston, TX 77046
                          Chief Executive Officer, YWCA of the    Assistant Vice President
                          U.S.A.                                  and Assistant Treasurer    INDEPENDENT AUDITORS

                          Lewis F. Pennock                        Renee A. Friedli           Tait, Weller & Baker
                          Attorney                                Assistant Secretary        8 Penn Center Plaza
                                                                                             Suite 800
                          Louis S. Sklar                          P. Michelle Grace          Philadelphia, PA 19103
                          Executive Vice President                Assistant Secretary
                          Hines Interests
                          Limited Partnership                     Nancy L. Martin
                                                                  Assistant Secretary

                                                                  Ofelia M. Mayo
                                                                  Assistant Secretary

                                                                  Lisa A. Moss
                                                                  Assistant Secretary

                                                                  Kathleen J. Pflueger
                                                                  Assistant Secretary

                                                                  Samuel D. Sirko
                                                                  Assistant Secretary

                                                                  Stephen I. Winer
                                                                  Assistant Secretary

                       AIM V.I. TELECOMMUNICATIONS FUND                      181

The Managers' Overview

TECHNOLOGY BUOYS AIM V.I. VALUE FUND

A roundtable discussion with the fund management team for AIM V.I. Value Fund for the fiscal year ended December 31, 1999.

Q. HOW DID AIM V.I. VALUE FUND                potential: technology, telecom-                 ---------------------
PERFORM DURING 1999?                          munications and broadcasting.
A. The fund reported a total annual           Computers, e-commerce and the                     If the 1998 market
return of 29.90% as of December 31,           Internet are changing the way the
1999, outpacing the 21.03% return of          world communicates and conducts           could be considered a flight to quality,
the S&P 500.                                  business, and investors sought
                                              to capitalize on this revolution.         the 1999 market could be characterized
Q. WHAT WERE MARKET CONDITIONS                Technology stocks dominated the
LIKE OVER THE FISCAL YEAR?                    market; in fact, while the S&P 500               as a stampede to growth.
A. If the 1998 market could be                as a whole returned 21.03% in 1999,
considered a flight to quality, the           the index's technology sector                   ---------------------
1999 market could be characterized            returned 75.21%.
as a stampede to growth. The bull                 Stocks with no ties to infor-         Q. HOW DID YOU MANAGE THE FUND
market in technology stocks sent              mation technology faced a volatile        DURING THESE CONDITIONS?
the stock market to new heights in            year. Investors worried about interest    A.  We maintained our investment
1999, but this tide did not lift              rates throughout 1999. In June and        discipline: growth at a reasonable
all boats. While the S&P 500, the             August, the Federal Reserve Board         price, or GARP. For a stock to be
Dow and the Nasdaq reached new                (the Fed) raised rates in two quarter-    included in our portfolio, it must
levels, many stocks suffered down             point moves. The Fed chose to leave       meet the following criteria:
or flat years. Of the S&P 500 stocks,         rates unchanged in October but            . Earnings-we believe earnings drive
256 declined, 241 rose and three              increased them by another quarter-          stock prices.
were unchanged.                               point in November. In December, a Fed     . Momentum-we analyze a company's
    The best-performing stocks were           decision to leave rates unchanged           growth rate to determine whether
those with the most perceived growth          sparked a market rally.                     it is accelerating or slowing.
                                                                                        . Value-we look for stocks with
PORTFOLIO COMPOSITION                                                                     relatively low prices compared to
                                                                                          their earnings and projected growth
As of 12/31/99, based on total net assets                                                 rates.
                                                                                        Many stocks offered growth in 1999, but
TOP 10 EQUITY HOLDINGS                       TOP 10 INDUSTRIES                          did not sell at a reasonable price.
                                                                                        Some sold at low prices but didn't offer
1.  Nokia Corp. ADR (Finland)        7.46%    1.  Communications Equipment       9.99%  the growth we require. Because it was
2.  Dayton Hudson Corp.              4.83     2.  Computers (Hardware)           8.99   harder to find stocks that met our
3.  Nextel Communications, Inc.      4.79     3.  Broadcasting                   8.78   criteria, we trimmed the number of
    -Class A                                      (Television, Radio & Cable)           holdings in the portfolio from 90 to 54
4.  Comcast Corp.-Class A            4.77     4.  Retain (General Merchandise)   6.67   over the fiscal year. This allowed us
5.  Cox Communications, Inc.                  5.  Computers (Software &                 to concentrate on the best-performing
    -Class A                         3.32         Services)                      6.11   stocks.
6.  American International           3.13     6.  Telecommunications             4.79   Q. WHAT CHANGES DID YOU MAKE TO
    Group, Inc.                                   (Cellular/Wireless)                   THE PORTFOLIO?
7.  Time Warner, Inc.                3.10     7.  Insurance (Multi-Line)         3.63   A. We boosted the fund's holdings in
8.  Gateway Inc.                     2.92     8.  Financial (Diversified)        3.58   technology stocks throughout the year;
9.  Apple Computer Inc.              2.91     9.  Entertainment                  3.10   we were overweighted in this area com-
10. Tyco International Ltd.          2.67     10. Equipment (Semiconductors)     2.85

Please keep in mind that the fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.

182                             AIM V.I. VALUE FUND

                    [GRAPH APPEARS HERE]
RESULTS OF A $10,000 INVESTMENT                                                         lion merger with America Online after the
5/5/93 - 12/31/99                                                                       close of the fiscal year. This record-
                                                                                        breaking deal combines the world's
AVERAGE ANNUAL TOTAL RETURNS                                                            largest media and entertainment company
As of 12/31/99                                                                          with the world's top Internet provider.
                                                                                        We believe this merger further solidifies
Inception (5/5/93)       23.07%                                                         the future of the Internet as a media
5 Years                  27.23                                                          powerhouse.
1 Year                   29.90                      AIM V.I.            S & P               New to the portfolio are Nextel and
                                                     VALUE               500            Apple. Nextel is a national wireless-phone
  (In thousands)                                     FUND               INDEX           company, covering 92 of the top 100 U.S.
                                                   ---------           -------          metropolitan areas. The company is
      5/5/93                                        10,000              10,000          launching Nextel Online, which allows
      12/93                                         11,482              10,806          customers to use their cellular phones for
      12/94                                         11,945              10,948          Internet access and e-mail.
      12/95                                         16,275              15,058              Apple Computer is a turnaround story
      12/96                                         18,721              18,513          that perfectly met our investment criteria:
      12/97                                         23,155              24,687          relatively low stock price, attractive new
      12/98                                         30,658              31,747          products and good earnings momentum.
      12/99                                         39,825              38,425          Its co-founder Steve Jobs has resumed
--------------------------                                                              control of the once-foundering company,
Source: Lipper, Inc.                                                                    which has won back many consumers
Past performance cannot guarantee comparable future results.                            with products like the iMac, iBook and
                                                                                        G4 computers.
MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN
INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.   Q. WHAT IS YOUR OUTLOOK FOR
                                                                                        THE YEAR?
The performance figures shown here, which represent AIM V.I. Value Fund, are            A. We believe the long-term outlook is
not intended to reflect actual annuity values, and they do not reflect                  positive for equities. The United States is
charges at the separate-account level which (if applied) would lower them.              experiencing one of the longest expansion
AIM V.I. Value Fund's performance figures are historical, and they reflect              periods in its history. The economy remains
changes in net asset value and the reinvestment of distributions. The fund's            strong, inflation is low and the country
investment return and principal value will fluctuate, so an investors's                 is enjoying a budget surplus.
shares, when redeemed, may be worth more or less than their original cost.                  Looking into 2000, many economists
      The unmanaged Standard & Poor's Composite of 500 Stocks (the S&P 500)             predict that the Fed will raise rates again
is generally considered representative of the performance of the stock market           to keep inflation at bay. With this expec-
in general. Data for the indexes are for the period 4/30/93-12/31/99.                   tation, the market could remain volatile
      An investment cannot be made in an index. Unless otherwise indicated,             for the near term. In this type of
index results include reinvested dividends.                                             environment, it pays to maintain our
-------------------------------------------------------------------------------------   disciplined investment strategy. The fund
pared to the S&P 500. The portfolio's        stocks because of regulatory concerns      will continue to look for buying
holdings included the stocks of              clouding the industry in 1999.             opportunities during market troughs and
companies involved in Internet                                                          selling opportunities at peaks.
infrastructure, such as tele-                Q. WHAT STOCKS DID YOU LIKE?
communications, wireless com-                A. Nokia remained a core holding for
munications, cable-TV firms and              the fund. The Finnish cellular-phone
computer-hardware makers.                    maker has maintained its leading posi-
    At the same time we reduced the          tion in the wireless market and is a
fund's exposure in financial stocks, as      pioneer in delivering Internet content
interest-rate concerns caused substantial    over cellular phones.
volatility in that sector. The fund also       Time Warner, another long-time holding
trimmed its holdings in pharmaceutical       for the fund, announced a $166 bil-

                              AIM V.I. VALUE FUND                            183

SCHEDULE OF INVESTMENTS

December 31, 1999

                                                               MARKET
                                                  SHARES       VALUE
COMMON STOCKS & OTHER

EQUITY INTERESTS - 89.17%

BANKS (MONEY CENTER) - 1.21%

Chase Manhattan Corp. (The)                        370,000 $   28,744,375
-------------------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE) - 8.78%

Comcast Corp. - Class A                          2,264,000    113,766,000
-------------------------------------------------------------------------
Cox Communications, Inc. - Class A(a)            1,538,500     79,232,750
-------------------------------------------------------------------------
MediaOne Group, Inc.                               212,000     16,284,250
-------------------------------------------------------------------------
                                                              209,283,000
-------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT - 9.99%

Comverse Technology, Inc.(a)                        62,000      8,974,500
-------------------------------------------------------------------------
Lucent Technologies, Inc.                          150,000     11,221,875
-------------------------------------------------------------------------
Motorola, Inc.                                     272,000     40,052,000
-------------------------------------------------------------------------
Nokia Oyj - ADR (Finland)                          936,000    177,840,000
-------------------------------------------------------------------------
                                                              238,088,375
-------------------------------------------------------------------------

COMPUTERS (HARDWARE) - 8.99%

Apple Computer, Inc.(a)                            675,000     69,398,437
-------------------------------------------------------------------------
Gateway, Inc.(a)                                   967,000     69,684,437
-------------------------------------------------------------------------
International Business Machines Corp.              362,400     39,139,200
-------------------------------------------------------------------------
Sun Microsystems, Inc.(a)                          465,000     36,008,437
-------------------------------------------------------------------------
                                                              214,230,511
-------------------------------------------------------------------------

COMPUTERS (PERIPHERALS) - 2.42%

EMC Corp.(a)                                        84,000      9,177,000
-------------------------------------------------------------------------
Lexmark International Group, Inc. - Class A(a)     536,000     48,508,000
-------------------------------------------------------------------------
                                                               57,685,000
-------------------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES) - 6.11%

At Home Corp. - Class A(a)                       1,021,500     43,796,812
-------------------------------------------------------------------------
BMC Software, Inc.(a)                              184,000     14,708,500
-------------------------------------------------------------------------
Citrix Systems, Inc.(a)                             55,100      6,777,300
-------------------------------------------------------------------------
Microsoft Corp.(a)                                 360,000     42,030,000
-------------------------------------------------------------------------
Unisys Corp.(a)                                  1,200,500     38,340,969
-------------------------------------------------------------------------
                                                              145,653,581
-------------------------------------------------------------------------

CONSUMER FINANCE - 0.21%

Providian Financial Corp.                           54,000      4,917,375
-------------------------------------------------------------------------

ELECTRICAL EQUIPMENT - 0.45%

Solectron Corp.(a)                                 114,000     10,844,250
-------------------------------------------------------------------------

ELECTRONICS (INSTRUMENTATION) - 0.07%

Waters Corp.(a)                                     31,800      1,685,400
-------------------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS) - 1.44%

Analog devices, Inc.(a)                            135,000     12,555,000
-------------------------------------------------------------------------
Texas Instruments, Inc.                            225,000     21,796,875
-------------------------------------------------------------------------
                                                               34,351,875
-------------------------------------------------------------------------

                                                           MARKET
                                                SHARES      VALUE
ENTERTAINMENT - 3.10%

Time Warner, Inc.                              1,020,000 $73,886,250
--------------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR) - 2.85%

Applied Materials, Inc.(a)                       423,000  53,588,812
--------------------------------------------------------------------
Teradyne, Inc.(a)                                217,600  14,361,600
--------------------------------------------------------------------
                                                          67,950,412
--------------------------------------------------------------------

FINANCIAL (DIVERSIFIED) - 3.58%

American Express Co.                             139,500  23,191,875
--------------------------------------------------------------------
Associates First Capital Corp. - Class A         885,000  24,282,187
--------------------------------------------------------------------
Citigroup, Inc.                                  553,000  30,726,062
--------------------------------------------------------------------
Freddie Mac                                      152,000   7,153,500
--------------------------------------------------------------------
                                                          85,353,624
--------------------------------------------------------------------

HEALTH CARE (DIVERSIFIED) - 1.54%

Bristol-Myers Squibb Co.                         487,000  31,259,313
--------------------------------------------------------------------
Warner-Lambert Co.                                66,000   5,407,875
--------------------------------------------------------------------
                                                          36,667,188
--------------------------------------------------------------------

HEALTH CARE (DRUGS - MAJOR PHARMACEUTICALS) - 1.80%

Pharmacia & Upjohn, Inc.                         954,500  42,952,500
--------------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) - 2.51%

Guidant Corp.                                  1,272,000  59,784,000
--------------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES) - 1.33%

Colgate-Palmolive Co.                            324,500  21,092,500
--------------------------------------------------------------------
Kimberly-Clark Corp.                             162,000  10,570,500
--------------------------------------------------------------------
                                                          31,663,000
--------------------------------------------------------------------

INSURANCE (MULTI-LINE) - 3.63%

American International Group, Inc.               689,500  74,552,188
--------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The)    255,000  12,080.625
--------------------------------------------------------------------
                                                          86,632,813
--------------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE - 2.41%

Morgan Stanley, Dean Witter, Discover & Co.      403,200  57,556,800
--------------------------------------------------------------------

LODGING - HOTELS - 1.40%

Carnival Corp.                                   697,000  33,325,313
--------------------------------------------------------------------

MANUFACTURING (DIVERSIFIED) - 2.67%

Tyco International Ltd.                        1,636,500  63,618,938
--------------------------------------------------------------------

PAPER & FOREST PRODUCTS - 0.79%

Weyerhaeuser Co.                                 262,700  18,865,144
--------------------------------------------------------------------

RESTAURANTS - 0.38%

McDonald's Corp.                                 222,000   8,949,375
--------------------------------------------------------------------

184                           AIM V.I. VALUE FUND

                                                                    MARKET
                                                      SHARES        VALUE

RETAIL (BUILDING SUPPLIES) - 0.79%

Lowe's Companies, Inc.                                  315,000 $   18,821,250
------------------------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS) - 1.83%

Best Buy Co., Inc.(a)                                   867,500     43,537,656
------------------------------------------------------------------------------

RETAIL (FOOD CHAINS) - 1.86%

Kroger Co.(a)                                         1,551,500     29,284,563
------------------------------------------------------------------------------
Safeway, Inc.(a)                                        423,000     15,042,938
------------------------------------------------------------------------------
                                                                    44,327,501
------------------------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE) - 6.67%

Costco Companies, Inc.(a)                               481,000     43,891,250
------------------------------------------------------------------------------
Dayton Hudson Corp.                                   1,568,500    115,186,719
------------------------------------------------------------------------------
                                                                   159,077,969
------------------------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING) - 1.79%

Omnicom Group, Inc.                                     427,000     42,700,000
------------------------------------------------------------------------------

SERVICES (DATA PROCESSING) - 1.87%

First Data Corp.                                        902,000     44,479,875
------------------------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 4.79%

Nextel Communications, Inc. - Class A(a)              1,106,500    114,107,813
------------------------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE) - 1.91%

MCI WorldCom, Inc.(a)                                   858,000     45,527,625
------------------------------------------------------------------------------

------------------------------------------------------------------------------
  Total Common Stock & Other Equity Interests (Cost
   $1,438,984,696)                                               2,125,268,788
------------------------------------------------------------------------------

MONEY MARKET FUNDS - 10.57%

STIC Liquid Assets Portfolio(b)                     125,968,253    125,968,253
------------------------------------------------------------------------------
STIC Prime Portfolio(b)                             125,968,253    125,968,253
------------------------------------------------------------------------------
  Total Money Market Funds
   (Cost $251,936,506)                                             251,936,506
------------------------------------------------------------------------------

TOTAL INVESTMENTS - 99.74%

 (Cost $1,690,921,202)                                           2,377,205,294
------------------------------------------------------------------------------

OTHER ASSETS LESS LIABILITIES - 0.26%                                6,161,277
------------------------------------------------------------------------------

NET ASSETS - 100.00%                                            $2,383,366,571
------------------------------------------------------------------------------

Investment Abbreviations:
ADR - American Depositary Receipt

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) The money market fund has the same investment advisor as the Fund.

See Notes to Financial Statements.

                              AIM V.I. VALUE FUND                            185

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

ASSETS:

Investments, at market value (cost $1,690,921,202)        $2,377,205,294
------------------------------------------------------------------------
Receivables for:
 Capital stock sold                                            2,728,571
------------------------------------------------------------------------
 Dividends and interest                                        1,462,392
------------------------------------------------------------------------
 Foreign currency contracts                                    5,679,138
------------------------------------------------------------------------
Investment for deferred compensation plan                         37,479
------------------------------------------------------------------------
Other assets                                                       7,519
------------------------------------------------------------------------
  Total assets                                             2,387,120,393
------------------------------------------------------------------------

LIABILITIES:

Payables for:
 Capital stock reacquired                                      1,689,552
------------------------------------------------------------------------
 Deferred compensation                                            37,479
------------------------------------------------------------------------
Accrued administrative services fee                              761,567
------------------------------------------------------------------------
Accrued advisory fees                                          1,175,738
------------------------------------------------------------------------
Accrued directors' fees                                            3,466
------------------------------------------------------------------------
Accrued operating expenses                                        86,020
------------------------------------------------------------------------
  Total liabilities                                            3,753,822
------------------------------------------------------------------------
Net assets applicable to shares outstanding               $2,383,366,571
========================================================================

CAPITAL SHARES, $0.001 PAR VALUE PER SHARE:

 Authorized                                                  250,000,000
------------------------------------------------------------------------
 Outstanding                                                  71,145,803
------------------------------------------------------------------------
Net asset value, offering and redemption price per share  $        33.50
========================================================================

See Notes to Financial Statements.



STATEMENT OF OPERATIONS

For the year ended December 31, 1999

INVESTMENT INCOME:

Dividends (net of $71,503 foreign withholding tax)              $ 10,174,160
-----------------------------------------------------------------------------
Interest                                                           6,250,806
-----------------------------------------------------------------------------
   Total investment income                                        16,424,966
-----------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                     10,380,472
-----------------------------------------------------------------------------
Administrative services fees                                       2,155,772
-----------------------------------------------------------------------------
Custodian fees                                                       187,195
-----------------------------------------------------------------------------
Directors' fees                                                       18,731
-----------------------------------------------------------------------------
Other                                                                243,466
-----------------------------------------------------------------------------
   Total expenses                                                 12,985,636
-----------------------------------------------------------------------------
Less: Expenses paid indirectly                                        (1,407)
-----------------------------------------------------------------------------
   Net expenses                                                   12,984,229
-----------------------------------------------------------------------------
Net investment income                                              3,440,737
-----------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
 SECURITIES, FOREIGN CURRENCIES, FOREIGN CURRENCY CONTRACTS
 AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                          107,241,613
-----------------------------------------------------------------------------
  Foreign currencies                                                 (13,279)
-----------------------------------------------------------------------------
  Foreign currency contracts                                       3,016,134
-----------------------------------------------------------------------------
  Option contracts                                                 1,566,750
-----------------------------------------------------------------------------
                                                                 111,811,218
-----------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                          355,199,826
-----------------------------------------------------------------------------
  Foreign currencies                                                     404
-----------------------------------------------------------------------------
  Foreign currency contracts                                       5,354,529
-----------------------------------------------------------------------------
  Option contracts                                                    (7,521)
-----------------------------------------------------------------------------
                                                                 360,547,238
-----------------------------------------------------------------------------
Net gain on investment securities, foreign currencies, foreign
 currency contracts and option contracts                         472,358,456
-----------------------------------------------------------------------------
Net increase in net assets resulting from operations            $475,799,193
=============================================================================

186                           AIM V.I. VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1999 and 1998

                                                    1999            1998
                                               --------------  --------------
OPERATIONS:

 Net investment income                         $    3,440,737  $    6,184,686
------------------------------------------------------------------------------
 Net realized gain from investment securities,
  foreign currencies, foreign currency
  contracts and futures and option contracts      111,811,218      30,475,488
------------------------------------------------------------------------------
 Change in net unrealized appreciation of
  investment securities, foreign currencies,
  foreign currency contracts and futures and
  option contracts                                360,547,238     230,113,292
------------------------------------------------------------------------------
   Net increase in net assets resulting from
    operations                                    475,799,193     266,773,466
------------------------------------------------------------------------------
 Distributions to shareholders from net
  investment income                                (6,235,364)     (5,622,957)
------------------------------------------------------------------------------
 Distributions to shareholders from net
  realized gains                                  (32,606,763)    (49,732,413)
------------------------------------------------------------------------------
 Net increase from capital stock transactions     725,025,960     319,123,956
------------------------------------------------------------------------------
   Net increase in net assets                   1,161,983,026     530,542,052
------------------------------------------------------------------------------

NET ASSETS:

 Beginning of year                              1,221,383,545     690,841,493
------------------------------------------------------------------------------
 End of year                                   $2,383,366,571  $1,221,383,545
==============================================================================

NET ASSETS CONSIST OF:

 Capital (par value and additional paid-in)    $1,579,989,967  $  855,502,720
------------------------------------------------------------------------------
 Undistributed net investment income                3,383,602       6,191,169
------------------------------------------------------------------------------
 Undistributed net realized gain from
  investment securities, foreign currencies,
  foreign currency contracts and futures and
  option contracts                                108,030,109      28,274,001
------------------------------------------------------------------------------
 Unrealized appreciation of investment
  securities, foreign currencies, foreign
  currency contracts and futures and option
  contracts                                       691,962,893     331,415,655
------------------------------------------------------------------------------
                                               $2,383,366,571  $1,221,383,545
==============================================================================


NOTES TO FINANCIAL STATEMENTS

December 31, 1999

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Value Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seventeen separate portfolios. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. The Fund's investment objective is to achieve long-term growth of capital by investing primarily in equity securities judged by the Fund's investment advisor to be undervalued relative to the investment advisor's appraisal of the current or projected earnings of the companies issuing the securities or relative to current market values of assets owned by the companies issuing the securities or relative to the equity market generally. Income is a secondary objective.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations - A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").

                              AIM V.I. VALUE FUND                            187

  Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. On December 31, 1999, undistributed net investment income was decreased by $12,940, undistributed net realized gains increased by $551,653 and paid-in capital decreased by $538,713 as a result of differing book/tax treatment of foreign currency transactions and other reclassifications. Net assets of the Fund were unaffected by the reclassifications.
C. Distributions - Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
D. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

 Outstanding foreign currency contracts at December 31, 1999 were as follows:

                           CONTRACT TO
SETTLEMENT           ------------------------
   DATE     CURRENCY   DELIVER     RECEIVE       VALUE     APPRECIATION
----------  -------- ----------- ------------ ------------ ------------
01/21/00      EUR     60,350,000 $ 64,175,189 $ 60,831,794  $3,343,395
01/21/00      EUR     24,750,000   26,014,463   24,949,485   1,064,978
01/24/00      EUR     27,000,000   28,494,595   27,223,830   1,270,765
-----------------------------------------------------------------------
                     112,100,000 $118,684,247 $113,005,109  $5,679,138
=======================================================================

G. Covered Call Options - The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
  A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
H. Put Options - The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.

188                           AIM V.I. VALUE FUND

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million.
 The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services and other administrative services to the Fund. For the year ended December 31, 1999, the Fund paid AIM $2,155,772 of which AIM retained $107,813 for such services.
 The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. Certain officers and directors of the Company are officers of AIM and AIM Distributors.
 During the year ended December 31, 1999, the Fund paid legal fees of $6,262 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3 - INDIRECT EXPENSES

During the year ended December 31, 1999, the Fund received reductions in custodian fees of $1,407 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $1,407 during the year ended December 31, 1999.

NOTE 4 - DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6 - INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1999 was $1,517,968,122 and $956,466,504, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 1999 is as follows:

Aggregate unrealized appreciation of investment securities    $713,240,314
---------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (33,618,676)
---------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $679,621,638
===========================================================================

Cost of investments for tax purposes is $1,697,583,656.

NOTE 7 - CALL OPTION CONTRACTS

Transactions in call options written during the year ended December 31, 1999 are summarized as follows:

                         CALL OPTION
                          CONTRACTS
                     --------------------
                     NUMBER OF  PREMIUMS
                     CONTRACTS  RECEIVED
                     --------- ----------
Beginning of period      200       83,771
------------------------------------------
Written                7,578   $4,253,471
------------------------------------------
Closed                (1,251)    (683,197)
------------------------------------------
Exercised             (3,321)  (1,874,685)
------------------------------------------
Expired               (3,206)  (1,779,360)
==========================================
End of period             --           --
==========================================

                              AIM V.I. VALUE FUND                            189

NOTE 8 - CAPITAL STOCK

Changes in capital stock outstanding during the years ended December 31, 1999 and 1998 were as follows:

                                    1999                      1998
                           ------------------------  ------------------------
                             SHARES       AMOUNT       SHARES       AMOUNT
                           ----------  ------------  ----------  ------------
Sold                       30,095,501  $884,324,432  13,690,852  $321,377,374
------------------------------------------------------------------------------
Issued as reinvestment of
 dividends                  1,227,239    38,842,126   2,225,788    55,355,370
------------------------------------------------------------------------------
Reacquired                 (6,712,560) (198,140,598) (2,542,811)  (57,608,788)
------------------------------------------------------------------------------
                           24,610,180  $725,025,960  13,373,829  $319,123,956
==============================================================================

NOTE 9 - FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share outstanding of the Fund during each of the years in the four-year period ended December 31, 1999, the eleven months ended December 31, 1995 and the year ended January 31, 1995.

                                            DECEMBER 31,
                          -------------------------------------------------------     JANUARY 31,
                           1999(a)          1998       1997      1996      1995          1995
                          ----------     ----------  --------  --------  --------     -----------
Net asset value,
 beginning of period      $    26.25     $    20.83  $  17.48  $  16.11  $  11.83      $  12.17
-------------------------------------------------------------------------------------------------
Income from investment
 operations:
  Net investment income         0.06           0.09      0.08      0.30      0.11          0.10
-------------------------------------------------------------------------------------------------
  Net gains (losses) on
   securities (both
   realized and
   unrealized)                  7.76           6.59      4.05      2.09      4.18         (0.35)
-------------------------------------------------------------------------------------------------
   Total from investment
    operations                  7.82           6.68      4.13      2.39      4.29         (0.25)
-------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net
   investment income           (0.09)         (0.13)    (0.19)    (0.10)    (0.01)        (0.09)
-------------------------------------------------------------------------------------------------
  Distributions from net
   realized gains              (0.48)         (1.13)    (0.59)    (0.92)       --            --
-------------------------------------------------------------------------------------------------
   Total distributions         (0.57)         (1.26)    (0.78)    (1.02)    (0.01)        (0.09)
-------------------------------------------------------------------------------------------------
Net asset value, end of
 period                   $    33.50     $    26.25  $  20.83  $  17.48  $  16.11      $  11.83
-------------------------------------------------------------------------------------------------
Total return(b)                29.90%         32.41%    23.69%    15.02%    36.25%        (2.03)%
-------------------------------------------------------------------------------------------------
Ratios/supplemental
 data:
Net assets, end of
 period (000s omitted)    $2,383,367     $1,221,384  $690,841  $369,735  $257,212      $109,257
-------------------------------------------------------------------------------------------------
Ratio of expenses to
 average net assets             0.76%(c)       0.66%     0.70%     0.73%     0.75%(d)      0.82%
-------------------------------------------------------------------------------------------------
Ratio of net investment
 income to average net
 assets                         0.20%(c)       0.68%     1.05%     2.00%     1.11%(d)      1.17%
-------------------------------------------------------------------------------------------------
Portfolio turnover rate           62%           100%      127%      129%      145%          143%
=================================================================================================

(a) Calculated using average shares outstanding.
(b) Total returns are not annualized for periods less than one year.
(c) Ratios are based on average net assets of $1,709,245,315.
(d) Annualized.

190                           AIM V.I. VALUE FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors
AIM Variable Insurance Funds, Inc.

We have audited the accompanying statement of assets and liabilities of AIM V.I. Value Fund, a series of shares of common stock of AIM Variable Insurance Funds, Inc. including the schedule of investments as of December 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, the eleven month period ended December 31, 1995 and the year ended January 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Value Fund, as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, the eleven month period ended December 31, 1995 and the year ended January 31, 1995 in conformity with generally accepted accounting principles.

                           TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 4, 2000

                              AIM V.I. VALUE FUND                            191

DIRECTORS, OFFICERS,      BOARD OF DIRECTORS                      OFFICERS                   OFFICE OF THE FUND
AND OTHER SERVICE
PROVIDERS OF AIM          Charles T. Bauer                        Charles T. Bauer           11 Greenway Plaza
VARIABLE INSURANCE        Chairman                                Chairman                   Suite 100
FUNDS, INC.               A I M Management Group Inc.                                        Houston, TX 77046
                                                                  Robert H. Graham           (800) 347-1919
                          Bruce L. Crockett                       President
                          Director                                                           INVESTMENT ADVISOR
                          ACE Limited;                            Carol F. Relihan
                          Formerly Director, President, and       Senior Vice President      A I M Advisors, Inc.
                          Chief Executive Officer                 and Secretary              11 Greenway Plaza
                          COMSAT Corporation                                                 Suite 100
                                                                  Gary T. Crum               Houston, TX 77046
                          Owen Daly II                            Senior Vice President
                          Director                                                           TRANSFER AGENT AND CUSTODIAN
                          Cortland Trust Inc.                     Dana R. Sutton
                                                                  Vice President and         State Street Bank and Trust Company
                          Edward K. Dunn Jr.                      Treasurer                  225 Franklin Street
                          Chairman, Mercantile Mortgage Corp.;                               Boston, MA 02110
                          Formerly Vice Chairman, President       Robert G. Alley
                          and Chief Operating Officer,            Vice President             COUNSEL TO THE FUNDS
                          Mercantile-Safe Deposit & Trust Co.;
                          and President, Mercantile Bankshares    Stuart W. Coco             Freedman, Levy, Kroll &
                                                                  Vice President             Simonds
                          Jack Fields                                                        1050 Conn. Avenue, N.W.
                          Chief Executive Officer                 Melville B. Cox            Washington, D.C. 20036
                          Texana Global Inc.;                     Vice President
                          Formerly, Member of the                                            COUNSEL TO THE DIRECTORS
                          U.S. House of Representatives           Karen Dunn Kelley
                                                                  Vice President             Kramer, Levin, Naftalis & Frankel LLP
                          Carl Frischling                                                    919 Third Avenue
                          Partner                                 Edgar M. Larsen            New York, NY 10022
                          Kramer, Levin, Naftalis & Frankel LLP   Vice President
                                                                                             DISTRIBUTOR
                          Robert H. Graham                        Mary J. Benson
                          President and Chief Executive Officer   Assistant Vice President   A I M Distributors, Inc.
                          A I M Management Group Inc.             and Assistant Treasurer    11 Greenway Plaza
                                                                                             Suite 100
                          Prema Mathai-Davis                      Sheri Morris               Houston, TX 77046
                          Chief Executive Officer, YWCA of the    Assistant Vice President
                          U.S.A.                                  and Assistant Treasurer    INDEPENDENT AUDITORS

                          Lewis F. Pennock                        Renee A. Friedli           Tait, Weller & Baker
                          Attorney                                Assistant Secretary        8 Penn Center Plaza
                                                                                             Suite 800
                          Louis S. Sklar                          P. Michelle Grace          Philadelphia, PA 19103
                          Executive Vice President                Assistant Secretary
                          Hines Interests
                          Limited Partnership                     Nancy L. Martin
                                                                  Assistant Secretary

                                                                  Ofelia M. Mayo
                                                                  Assistant Secretary

                                                                  Lisa A. Moss
                                                                  Assistant Secretary

                                                                  Kathleen J. Pflueger
                                                                  Assistant Secretary

                                                                  Samuel D. Sirko
                                                                  Assistant Secretary

                                                                  Stephen I. Winer
                                                                  Assistant Secretary

REQUIRED FEDERAL INCOME TAX INFORMATION
AIM V.I. Value Fund paid ordinary dividends in the amount of $0.1769 per share to shareholders during its tax year ended December 31, 1999. Of these amounts 16.03% is eligible for the dividends received deduction for corporations.

The Fund also distributed long-term capital gains of $26,680,760 for the Fund's tax year ended December 31, 1999. Of long-term capital gains distributed, 100% is 20% rate gain.

192                           AIM V.I. VALUE FUND